UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04416

                            PNC Funds

(Exact name of Registrant as specified in charter)

One East Pratt Street – 5th Floor

                                      Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

Delaware Corporations LLC

800 Delaware Avenue

                                      Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

PNC Funds

PNC Advantage Funds

May 31, 2017

Annual Report
Money Market Funds

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Advantage Institutional Treasury Money Market Fund

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC MONEY MARKET FUNDS	T A B L E O F C O N T E N T S
ANNUAL REPORT
	Letter to Shareholders	1
	Abbreviations and Definitions for Schedules of Investments and Financial Statements	4
MONEY MARKET FUNDS Government Money Market Fund Treasury Money Market Fund Advantage Institutional Treasury Money Market Fund	Summary of Portfolio Holdings/Yields	6
	Expense Tables	8
	Trustees and Officers of the Trust	9
	Report of Independent Registered Public Accounting Firm	12
OTHER PNC FUNDS
TARGET DATE FUNDS

  Retirement Income Fund

  Target 2020 Fund

  Target 2030 Fund

  Target 2040 Fund

  Target 2050 Fund

  EQUITY FUNDS

  Balanced Allocation Fund

  Emerging Markets Equity Fund

  International Equity Fund

  International Growth Fund

  Multi-Factor All Cap Fund
(f/k/a Large Cap Core Fund)

  Multi-Factor Large Cap Growth Fund
(f/k/a Large Cap Growth Fund)

  Multi-Factor Large Cap Value Fund
(f/k/a Large Cap Value Fund)

  Multi-Factor Small Cap Core Fund

  Multi-Factor Small Cap Growth Fund

  Multi-Factor Small Cap Value Fund

  S&P 500 Index Fund

  Small Cap Fund

  FIXED INCOME FUNDS

		Financial Highlights	Schedule of Investments
	Government Money Market Fund	13	16
	Treasury Money Market Fund	14	20
	Advantage Institutional Treasury Money Market Fund	15	22
	Statements of Assets and Liabilities		24
	Statements of Operations		26
	Statements of Changes in Net Assets		28
	Notes to Financial Statements		29
	Notice to Shareholders		37

  Bond Fund

  Government Mortgage Fund

  Intermediate Bond Fund

  Limited Maturity Bond Fund

  Total Return Advantage Fund

  Ultra Short Bond Fund

  TAX EXEMPT BOND FUNDS

  Intermediate Tax Exempt Bond
  Fund

  Maryland Tax Exempt
  Bond Fund

  Ohio Intermediate Tax Exempt
  Bond Fund

  Tax Exempt Limited Maturity
  Bond Fund

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (individually, a “Fund”, collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and PNC Advantage Funds and receives fees for its services. PNC Funds and PNC Advantage Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2017 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

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L E T T E R  T O  S H A R E H O L D E R S

Dear Shareholders:

We are pleased to present this annual report for PNC Money Market Funds for the twelve months ended May 31, 2017 (the “annual period”).

Please note that in connection with the July 2014 amendments to Rule 2a-7 under the Investment Company Act of 1940 (the “Amended Rule”), which is the primary rule governing the operation of money market funds, the final deadline passed during the annual period for money market funds to be compliant with certain requirements of the Amended Rule. As of October 14, 2016, PNC Money Market Funds are in compliance with all requirements of the Amended Rule. Further, PNC Capital Advisors, LLC (the “Adviser”) manages PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund, so that on and after October 14, 2016, each qualifies as a “government money market fund” under the Amended Rule, enabling each to continue to seek to maintain a stable net asset value (“NAV”) per share of one dollar.

Before reviewing the financial statements and schedules of investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the economy and the money markets during the annual period.

Economic Review

The U.S. economy improved during the annual period despite spikes of volatility in the capital markets. Indeed, the domestic economy had already been on the upswing prior to the U.S. elections and may have received further stimulus through enhanced expectations of a unified, more business-friendly government at the federal level. U.S. Gross Domestic Product (“GDP”) jumped to a 3.5% annualized rate in the third quarter of 2016 from an approximately 1% growth rate in the first half of 2016. U.S. GDP then posted a 2.1% increase in the fourth quarter of 2016 before slowing to a 1.2% pace in the first quarter of 2017. While sluggish in comparison to the two prior quarters, it is worth noting that the U.S. economy has been growing since the Great Recession ended in June 2009, making this expansion the third longest in history. Also, during the first quarter of 2017, consumer confidence and expectations about the economy, as measured by the Conference Board, were at their highest levels since 2000. Small-business confidence, as measured by the National Federation of Independent Business survey, was at its highest level since the mid-2000s. After the U.S. administration was unsuccessful in its first attempt to pass a healthcare bill in the spring of 2017, investors became concerned about its ability to enact legislation on that and other proposed initiatives. Still, at the end of May 2017, the unemployment rate stood at 4.3%. Non-farm payrolls were increasing, and wage gains were slowly rising. Retail sales had picked up pace in April 2017, suggesting the stagnation in private spending seen in the first quarter of 2017 might have been temporary. Industrial production surged, recording the largest expansion in more than three years in April on higher core manufacturing and mining output. Most analysts agreed at the end of the annual period that U.S. GDP growth was poised to come in at a stronger rate for the second quarter of 2017 despite political storms buffeting the current administration.

Given the strength of U.S. economic data post the November 2016 elections, as well as the firming of inflation statistics, the Federal Open Market Committee (the “Fed”) voted to raise the targeted fed funds rate 25 basis points in March 2017, as it had in December 2016, bringing it to a range of 0.75% to 1.00%. (A basis point is 1/100th of a percentage point.)

Looking abroad, the world economy similarly picked up. However, while the Fed began tightening its monetary policy, the accommodative monetary stance from the European Central Bank and the Bank of Japan remained in place. Europe’s economy surprised to the upside due to cyclical factors in spite of political uncertainties, and the emerging markets’ economies overall rebounded after several years of stagnation due to weak commodity prices and increased corporate earnings expectations. Further, in notable countertrends to the populism surge, Austria, the Netherlands and France saw their respective populist, hard-right candidates lose their bids for the presidency and parliamentary majorities, as applicable. Eurozone retail sales picked up, and unemployment fell, although there was great diversion among individual countries. For example, German unemployment was below 4% in the first quarter of 2017, while French unemployment stood at 10%, and Spanish unemployment was approximately 18%. China continued on its government-targeted 6% to 7% growth path during the annual period.

“…consumer confidence and expectations about the economy…were at their highest levels since 2000.”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2017

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“Yields...[edged] higher as investors priced in...the Fed’s interest rate hikes...”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2017

A modestly weaker currency against the U.S. dollar during 2016, coupled with expansionary policies in much of last year, led to somewhat more stabilized growth year-to-date through May 2017. Against a backdrop of strengthening global demand, the People’s Bank of China gradually tightened its monetary conditions in the early months of 2017, raising its repurchase agreement rate in concert with the Fed’s March interest rate increase. Japan, by contrast, remained on its slow growth rate despite the extraordinary monetary accommodation by the Bank of Japan. While its 3% unemployment rate was the lowest it had been since the mid-1990s, cash earnings and consumption were up only modestly.

Money Markets

Yields in the taxable and tax-exempt money markets remained extremely low throughout the annual period but did edge higher as investors priced in the potential, and then the reality, of the Fed’s interest rate hikes in December 2016 and March 2017 and the anticipation of another increase in June 2017.

The first Fed meeting during the annual period occurred in June 2016. Although the Fed’s subsequent statement was marginally dovish, or implying lower interest rates for longer, and economic data estimates for GDP, inflation and unemployment were largely unchanged, the fed funds forecasts shifted in a materially dovish way. Median projections for 2017-2018 as well as the long-term fed funds rate estimate all came down. During the third calendar quarter, yields on traditional money market instruments rose, as Fed guidance and market expectations of future policy rates better aligned. The Fed’s September 2016 meeting was a “close call,” marking the first time in five years that three members dissented on the no action decision. Despite the division in opinions and the hawkish tone of the statement, Fed Chair Yellen suggested in her press conference that the labor market had continued room for improvement and that she did not feel the economy risked overheating. Overall, total money market assets remained unchanged during the first half of the annual period, although assets streamed out of prime money market funds and into government money market funds ahead of the mid-October 2016 compliance date of the Amended Rule requirements.

In November 2016, the surprise results of the U.S. presidential election were widely viewed as a potential regime change in fiscal policy. The U.S. Treasury yield curve steepened, as the markets began pricing in higher inflation due to greater anticipated government fiscal spending. In December 2016, in a move widely expected by the markets, the Fed raised interest rates for the second time since the 2008 global financial crisis. Fed policymakers also raised their interest rate projections on the back of continued improvement in the U.S. labor market, rising wages and the potential of fiscal policy initiatives by the new administration. After the December 2016 policy meeting, market expectations increased for additional Fed rate hikes in 2017 and money market yields generally moved higher.

Beginning in late February 2017, the Fed’s more hawkish commentary acted to reorient market expectations toward a March 2017 increase in the fed funds rate. Financial markets remained resilient, and the Fed capitalized on the opportunity for an additional policy tightening at its March meeting. The Fed left much of its forward guidance and economic projections unchanged from its December 2016 meeting. At the end of the annual period, Fed participants still expected on average two more rate increases in 2017, largely due to the possibility of a fiscal stimulus package and the consensus’ anticipation of continued improvement in the labor market along with rising wages. This expectation was partially realized as the Fed increased the targeted fed funds rate by another 0.25% at its June 2017 meeting.

Our View Ahead

At the end of the annual period, we believed the U.S. and international economies would likely continue on a path of modest acceleration and expansion in part due to stimulative monetary policies. Emerging markets, too, should see better growth, in our view, as strong consumer demand emanating from both the developed markets and emerging markets themselves are likely to help buoy world growth. Of course, volatility in oil and other commodity prices remain a key variable.

At the end of the annual period, the Fed appeared more determined to proceed with its monetary policy normalization process uninterrupted in 2017. With U.S. economic growth seemingly on better footing, the unemployment rate at or near full employment, and the

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L E T T E R  T O  S H A R E H O L D E R S

inflation rate approaching the 2% target, Fed officials have been reinforcing their desire to return both interest rates and the Fed’s balance sheet back toward “normal” levels. The capital markets have been generally positive about the moderate pace of Fed tightening.

That said, the sector and style rotation we saw in the equity and other “risk on” markets in the first several months of 2017 gives us some pause in our market outlook. We have gone through an extended period of little to no correction in the equity markets, making it seem as though we have been in an extraordinarily calm environment. Market participants know that such lengthy calm periods often give way to greater volatility.

The markets have been pricing in better earnings and better growth emanating from the current administration’s desire for regulatory relief, corporate tax reform, personal tax cuts and fiscal spending through increased defense and infrastructure spending. However, given the lack of success on major legislative initiatives to date, markets likely will become, in our view, more skeptical of the administration’s ability to deliver on the speed and magnitude of policy changes. In an environment where equity markets are priced on great expectations, we may be in store for some substantial volatility caused by political disappointment.

At the same time, bull markets rarely end quietly. Historically, healthy skepticism of the last stages of a bull market are overridden by investor euphoria. Being out of the market in those late stages can be costly. We are not forecasting an equity market bubble with an accelerating build-up and subsequent meltdown. Rather, we believe investors must reinsert equity market volatility back into their return expectations. We believe the market needs solid earnings growth to follow through in the second half of 2017 to better support its current lofty valuation levels.

One other factor to watch is upcoming changes to the Fed’s membership, which may become a focal point for the money markets in light of evolving monetary policies. Both Fed Chair Yellen’s chairmanship and Vice Chair Fischer’s term expire in the first half of 2018; with three additional board vacancies (including that of Tarullo who recently resigned), President Trump could dramatically alter the Fed’s composition.

Vigilance remains paramount. We believe relative safety, diversification and liquidity will likely remain important and ongoing considerations for investors in the money markets. We therefore continue to believe that money market funds will continue to play a key role in investors’ portfolios.

We thank you for being a part of the PNC Money Market Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Mark McGlone	Jennifer E. Spratley
President and Chief Investment Officer	President
PNC Capital Advisors, LLC	PNC Funds
PNC Advantage Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds and PNC Advantage Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds and PNC Advantage Funds’ trading intent.

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A B B R E V I A T I O N S  A N D  D E F I N I T I O N S  F O R  S C H E D U L E S  O F  I N V E S T M E N T S

A N D  F I N A N C I A L  S T A T E M E N T S

Schedules of Investments:

DN — DiscountNote. The rate shown is the effective yield at purchase date.
FRN —	Floating Rate Note. The rate shown is the rate in effect on May 31, 2017, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.
LLC — Limited Liability Company

Financial Statements:

— Amounts designated as “ —” are either zero or rounded to zero.

See Notes to Financial Statements.

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S U M M A R Y  O F  P O R T F O L I O  H O L D I N G S / Y I E L D S    ( U n a u d i t e d )

The tables below present portfolio holdings as of May 31, 2017 as a percentage of total investments for each of the PNC Money Market Funds.

Government Money Market Fund
Repurchase Agreements	34.0%
Federal Home Loan Bank	25.6
Federal Farm Credit Bank	18.3
Federal Home Loan Mortgage Corporation	9.0
U.S. Treasury Notes	7.6
U.S. Treasury Bills	2.7
Federal National Mortgage Association	1.9
Money Market Funds	0.9
100.0%

Treasury Money Market Fund
U.S. Treasury Bills	52.4%
U.S. Treasury Notes	43.7
U.S. Cash Management Bill	2.8
Money Market Funds	1.1
100.0%

Advantage Institutional Treasury Money Market Fund
Repurchase Agreements	52.5%
U.S. Treasury Notes	28.5
U.S. Treasury Bills	18.6
Money Market Fund	0.4
100.0%

The yields in the tables below represent the annualization of the Fund’s declared dividends over the seven-day period ended May 31, 2017.

Current Yield is a measure of a Fund’s yield earned if dividends are paid in cash and are not reinvested. Effective Yield is a measure of a Fund’s yield that assumes that all dividends were reinvested in additional Fund shares instead of being paid in cash.

7-Day Current and Effective Yields as of May 31, 2017*
	Class I		Class A				Advisor Class
Fund	Net	Unsubsidized**	Net		Unsubsidized**		Net	Unsubsidized**
Government Money
Market Fund	0.65%	0.65%	0.65%		0.65%		0.67%	0.66%
Treasury Money
Market Fund	0.63%	0.63%	0.63%		0.63%		–	–

7-Day Current Yields as of May 31, 2017
	Institutional Shares		Advisor Shares***				Service Shares***
Fund	Net	Unsubsidized**	Net		Unsubsidized**		Net	Unsubsidized**
Advantage Institutional
Treasury Money
Market Fund	0.57%	0.57%	0.00	%****	0.00	%****	0.00%	0.00%

7-Day Effective Yields as of May 31, 2017
	Institutional Shares		Advisor Shares***				Service Shares***
Fund	Net	Unsubsidized**	Net		Unsubsidized**		Net	Unsubsidized**
Advantage Institutional
Treasury Money
Market Fund	0.58%	0.58%	0.00	%****	0.00	%****	0.00%	0.00%

*	For the seven-day period ended May 31, 2017, the Current Yield and Effective Yield for Government Money Market Fund and Treasury Money Market Fund were the same.

**	Unsubsidized Yield reflects the yield without fee waivers and expense reimbursements in effect.

***	Ratios for the seven-day period rounded to 0.00%.

****	Net assets of Advisor Shares at May 31, 2017 were comprised solely of seed capital of $10.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate, so current performance may be higher or lower than shown here. Current performance data is available at pncfunds.com.

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E X P E N S E  T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the six-month period (December 1, 2016 to May 31, 2017) and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2017.

(1) Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2) Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2016 to May 31, 2017).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)

Government Money Market Fund
Actual
Class I	$1,000.00	$1,002.37	0.19%	$0.95
Class A	1,000.00	1,002.37	0.19	0.94
Advisor Class	1,000.00	1,002.38	0.19	0.95
Hypothetical(2)
Class I	1,000.00	1,023.98	0.19	0.96
Class A	1,000.00	1,023.99	0.19	0.95
Advisor Class	1,000.00	1,023.98	0.19	0.96

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)

Treasury Money Market Fund
Actual
Class I	$1,000.00	$1,001.92	0.24%	$1.19
Class A	1,000.00	1,001.92	0.24	1.19
Hypothetical(2)
Class I	1,000.00	1,023.74	0.24	1.20
Class A	1,000.00	1,023.74	0.24	1.21

Advantage Institutional Treasury Money Market Fund
Actual
Institutional Shares	$1,000.00	$1,001.93	0.25%	$1.25
Hypothetical(2)
Institutional Shares	1,000.00	1,023.68	0.25	1.27

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T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Dorothy A. Berry 73	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 30 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
Maryann Bruce 57	Trustee	Since October 2016

President, Turnberry Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.

2 registered investment companies consisting of 30 portfolios

Director, MBIA, Inc. (insurance) since June 2012; Director and Chairman of Compensation Committee, Atlanta Life Financial Group (financial services) until May 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until March 2014.

John G. Drosdick 73	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	2 registered investment companies consisting of 30 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Triumph Group Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.

Mark Hancock 49	Trustee	Since October 2016	President, The Glenmore Group, LLC (consulting), 2016-present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	2 registered investment companies consisting of 30 portfolios	None
Dale C. LaPorte 75	Trustee	Since April 2005

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974 – 2005, and Chairman of Executive Committee, 2000 – 2004, of Calfee, Halter & Griswold LLP (law firm).

				2 registered investment companies consisting of 30 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.
L. White Matthews, III 71	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012

Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003- 2007.

2 registered investment companies consisting of 30 portfolios

Director, Hyla Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board of (publicly traded) Imation Corp. (data storage) until May 2015.

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T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Edward D. Miller, M.D. 74	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 30 portfolios	Director, EnGeneIC Ltd. (biopharma- ceuticals) since January 2016; Director, PNC Funds, Inc. until 2010.
Stephen M. Todd 69	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 - 2010.	2 registered investment companies consisting of 30 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 48	President Vice President	Since June 2014 From March 2010 to June 2014

Managing Director, Administration, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC 2007 to 2017; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

				N/A	N/A
Michael Nanosky 1900 East 9th Street, 15th Floor Cleveland, OH 44114 51	Chief Compliance Officer	Since December 2014

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

				N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 51	Vice President Treasurer	Since June 2016 Since May 2008

Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC, since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004 to 2017; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.

				N/A	N/A
Thomas R. Rus One East Pratt Street, 5th Floor Baltimore, MD 21202 57	Secretary	Since February 2015

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015; Chief Compliance Officer, Institutional Shareholder Services Inc. 2014-2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc. 2010-2014; Vice President, Chief Compliance Officer and Assistant Secretary, MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.

				N/A	N/A

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PCA or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (twenty-nine portfolios) and the PNC Advantage Funds (one portfolio).

4Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

P N C  M o n e y  M a r k e t  F u n d s

R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the Shareholders of PNC Government Money Market Fund and PNC Treasury Money Market Fund and Board of Trustees of PNC Funds and to the Shareholders of PNC Advantage Institutional Treasury Money Market Fund and Board of Trustees of PNC Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Government Money Market Fund and PNC Treasury Money Market Fund (the “Money Market Funds”) (two of the twenty-nine funds comprising PNC Funds) as of May 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of PNC Advantage Institutional Treasury Money Market Fund (the fund comprising PNC Advantage Funds) (collectively with the Money Market Funds, the “Funds”) as of May 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers and transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 27, 2017

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Government Money Market Fund
	Class I								Class A
	2017		2016	2015		2014	2013		2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net Investment Income†	–	*	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	*	–	–	*	–	–	*	–	*	–	*	–	*	–		–	*
Total from Investment Operations	–	*	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*
Dividends from Net Investment Income	–	*	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–		–	–		–	–		–		–		–		–		–
Total Distributions	–	*	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*
Net Asset Value, End of Year	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.33%		0.05%	0.03%		0.01%	0.01%		0.33%		0.05%		0.03%		0.01%		0.01%
Ratios/Supplemental Data
Net Assets End of Year (000)	$8,536,493		$4,776,561	$720,219		$738,100	$809,229		$452,549		$361,440		$321,524		$133,915		$79,789
Ratio of Expenses to Average Net Assets	0.20%		0.19%	0.07%		0.07%	0.15%		0.20%		0.16%		0.06%		0.02	%(1)	0.15%
Ratio of Net Investment Income to Average Net Assets	0.33%		0.06%	0.02%		0.01%	0.01%		0.34%		0.05%		0.02%		0.06	%(1)	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.20%		0.27%	0.35%		0.36%	0.36%		0.20%		0.28%		0.35%		0.36%		0.36%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.33%		(0.02)%	(0.26)%		(0.28)%	(0.20)%		0.34%		(0.07)%		(0.27)%		(0.28)%		(0.20)%

	Government Money Market Fund
	Advisor Class
	2017		2016(2)
Net Asset Value, Beginning of Year	$1.00		$ 1.00
Net Investment Income†	–	*	– *
Realized and Unrealized Gain (Loss) on Investments	–	*	–
Total from Investment Operations	–	*	– *
Dividends from Net Investment Income	–	*	– *
Distributions from Net Realized Gains	–		–
Total Distributions	–	*	– *

Net Asset Value, End of Year	$1.00		$ 1.00
Total Return	0.33%		0.05%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 9		$ 875
Ratio of Expenses to Average Net Assets	0.20%		0.18%
Ratio of Net Investment Income to Average Net Assets	0.32%		0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.20%		0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.32%		(0.02)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.05% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

(2)

Advisor Class Shares commenced operations on September 14, 2015. All ratios for the fiscal year ended May 31, 2016 have been annualized. Total return for the fiscal year ended May 31, 2016 has not been annualized.

See Notes to Financial Statements.

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Treasury Money Market Fund
	Class I										Class A
	2017		2016		2015		2014		2013		2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net Investment Income†	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Total from Investment Operations	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Dividends from Net Investment Income	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–		–		–		–		–		–		–		–		–		–
Total Distributions	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.24%		0.03%		0.02%		0.02%		0.01%		0.24%		0.03%		0.02%		0.02%		0.01%

Ratios/Supplemental Data
Net Assets End of Year (000)	$957,793		$1,215,072		$225,196		$214,348		$289,839		$109,581		$138,150		$144,448		$173,571		$120,798
Ratio of Expenses to Average Net Assets	0.24%		0.15%		0.02%		0.04%		0.08%		0.24%		0.13%		0.02%		0.03	%(1)	0.08%
Ratio of Net Investment Income to Average
Net Assets	0.24%		0.02%		0.01%		0.01%		0.01%		0.23%		0.02%		0.01%		0.02	%(1)	0.01%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers and Reimbursement, as applicable)	0.24%		0.31%		0.37%		0.36%		0.37%		0.24%		0.32%		0.37%		0.36%		0.37%
Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.24%		(0.14)%		(0.34)%		(0.31)%		(0.28)%		0.23%		(0.17)%		(0.34)%		(0.31)%		(0.28)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.01% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

See Notes to Financial Statements.

14

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Advantage Institutional Treasury Money Market Fund
	Institutional Shares							Advisor Shares								Service Shares
	2017	2016	2015		2014	2013		2017	2016		2015		2014	2013		2017	2016		2015		2014	2013
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00
Net Investment Income†	– *	– *	–	*	– *	–	*	–	–	*	–	*	– *	–	*	–	–	*	–	*	– *	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	–	*	–	–	*	–	–	*	–	*	–	–	*	–	–	*	–	*	–	–	*
Total from Investment Operations	– *	– *	–	*	– *	–	*	–	–	*	–	*	– *	–	*	–	–	*	–	*	– *	–	*
Dividends from Net Investment Income	– *	– *	–	*	– *	–	*	–	–	*	–	*	– *	–	*	–	–	*	–	*	– *	–	*
Distributions from Net Realized Gains	–	–	–		–	–		–	–		–		–	–		–	–		–		–	–
Total Distributions	– *	– *	–	*	– *	–	*	–	–	*	–	*	– *	–	*	–	–	*	–	*	– *	–	*
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00

Total Return	0.23%	0.02%	0.01%		0.01%	0.01%		0.00%	0.02%		0.01%		0.01%	0.01%		0.00%	0.02%		0.01%		0.01%	0.01%

Ratios/Supplemental Data
Net Assets End of Year (000)	$543,266	$453,917	$112,304		$174,871	$115,062		$– (1)	$–	(1)	$34,829		$10,980	$8,412		$–	$–	(2)	$3,401		$1,601	$2,711
Ratio of Expenses to Average Net Assets	0.25%	0.17%	0.05%		0.05%	0.12%		0.00%	0.16%		0.05%		0.05%	0.13%		0.00%	0.10%		0.05%		0.05%	0.14%
Ratio of Net Investment Income to Average Net Assets	0.24%	0.02%	0.01%		0.01%	0.01%		0.00%	0.02%		0.01%		0.01%	0.01%		0.00%	0.02%		0.01%		0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.25%	0.24%	0.28%		0.26%	0.28%		0.00%	0.25%		0.29%		0.27%	0.29%		0.00%	0.26%		0.29%		0.27%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.24%	(0.05)%	(0.22)%		(0.20)%	(0.15)%		0.00%	(0.07)%		(0.23)%		(0.21)%	(0.15)%		0.00%	(0.14)%		(0.23)%		(0.21)%	(0.14)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)	At May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.

(2)	At May 31, 2016, net assets of the Service Shares represented seed capital.

See Notes to Financial Statements.

15

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 55.1%
Federal Farm Credit Bank — 18.3%
Federal Farm Credit Bank
1.090%, 06/13/17 (FRN)	$20,000	$20,003
1.150%, 06/14/17 (FRN)	10,300	10,301
0.969%, 06/14/17 (FRN)	25,000	25,002
1.030%, 06/20/17 (FRN)	70,000	70,000
1.000%, 07/03/17 (FRN)	14,200	14,200
1.030%, 07/13/17 (FRN)	17,000	17,002
1.019%, 07/14/17 (FRN)	15,000	15,000
1.070%, 07/28/17 (FRN)	100,000	100,006
0.949%, 08/18/17 (FRN)	30,000	29,999
1.090%, 08/21/17 (FRN)	30,000	30,003
1.040%, 08/24/17 (FRN)	45,000	44,999
1.040%, 08/28/17 (FRN)	25,000	25,000
1.010%, 09/01/17 (FRN)	55,000	55,000
1.039%, 09/13/17 (FRN)	50,000	50,004
1.230%, 09/14/17 (FRN)	88,000	88,056
1.114%, 09/14/17 (FRN)	18,000	17,999
0.810%, 09/22/17 (FRN)	40,000	40,000
1.114%, 09/28/17 (FRN)	40,000	39,999
1.123%, 10/06/17 (FRN)	20,000	19,999
1.050%, 10/23/17 (FRN)	25,000	24,999
1.019%, 11/13/17 (FRN)	20,000	20,020
1.000%, 11/24/17 (FRN)	25,000	25,025
1.342%, 11/27/17 (FRN)	15,000	15,011
1.028%, 12/08/17 (FRN)	25,000	25,017
1.212%, 12/18/17 (FRN)	30,000	30,000
1.192%, 12/18/17 (FRN)	50,000	50,019
1.100%, 12/22/17 (FRN)	15,000	14,999
1.010%, 03/14/18 (FRN)	40,000	39,997
1.040%, 03/22/18 (FRN)	35,000	35,020
1.150%, 04/05/18 (FRN)	40,000	40,099
1.100%, 05/14/18 (FRN)	75,000	75,025
1.150%, 08/10/18 (FRN)	28,000	27,990
1.012%, 12/05/18 (FRN)	35,000	35,000
0.940%, 04/25/19 (FRN)	45,000	44,991
Federal Farm Credit Bank (DN)
0.603%, 06/12/17	15,000	14,997
0.571%, 06/23/17	30,000	29,990
0.603%, 06/29/17	42,000	41,980
0.634%, 07/03/17	25,000	24,986
0.614%, 07/06/17	25,000	24,985
0.553%, 07/07/17	25,000	24,986
0.603%, 07/11/17	20,000	19,987
0.683%, 07/18/17	25,000	24,978
0.634%, 07/25/17	25,000	24,976
0.644%, 07/28/17	25,000	24,975
0.634%, 08/04/17	15,000	14,983
0.684%, 08/10/17	15,000	14,980
0.642%, 08/23/17	20,000	19,971
0.866%, 10/23/17	15,000	14,948
0.947%, 11/28/17	50,000	49,765
0.857%, 12/06/17	10,000	9,956
0.928%, 12/18/17	30,000	29,847
1.192%, 03/09/18	25,000	24,770

		1,651,844
Federal Home Loan Bank — 25.8%
Federal Home Loan Bank
1.000%, 06/09/17	32,025	32,028
1.000%, 06/21/17	40,185	40,193
0.940%, 06/29/17	15,000	15,004

	Par (000)	Value (000)

1.045%, 07/03/17 (FRN)	$28,500	$28,503
0.794%, 07/11/17 (FRN)	17,000	17,000
0.786%, 07/17/17 (FRN)	50,000	50,000
0.728%, 07/17/17 (FRN)	55,000	55,000
0.814%, 07/25/17 (FRN)	40,000	40,000
0.824%, 07/27/17 (FRN)	90,000	90,001
0.745%, 07/27/17 (FRN)	50,000	50,000
0.775%, 08/01/17 (FRN)	25,000	25,001
1.035%, 08/03/17 (FRN)	75,000	75,000
0.804%, 08/07/17 (FRN)	25,000	25,000
1.023%, 08/08/17 (FRN)	25,000	25,000
0.742%, 08/14/17 (FRN)	50,000	50,000
0.966%, 08/17/17 (FRN)	25,000	25,000
1.000%, 08/21/17 (FRN)	15,000	15,001
0.780%, 08/21/17 (FRN)	70,000	69,999
0.750%, 09/08/17	25,000	25,004
0.838%, 10/06/17 (FRN)	30,000	30,000
1.080%, 10/10/17 (FRN)	45,000	45,000
1.085%, 10/20/17 (FRN)	50,000	50,000
0.790%, 11/01/17 (FRN)	40,000	40,000
1.070%, 11/02/17 (FRN)	25,000	25,000
1.002%, 11/13/17 (FRN)	25,000	25,000
0.874%, 11/30/17 (FRN)	30,000	30,000
0.822%, 01/05/18 (FRN)	25,000	25,000
0.829%, 01/18/18 (FRN)	40,000	40,000
0.771%, 01/25/18 (FRN)	50,000	50,000
0.825%, 02/01/18 (FRN)	30,000	30,000
0.853%, 04/06/18 (FRN)	40,000	40,000
0.838%, 05/08/18 (FRN)	40,000	40,000
0.829%, 05/11/18 (FRN)	25,000	25,000
1.026%, 05/17/18 (FRN)	25,000	25,000
0.867%, 05/22/18 (FRN)	30,000	29,999
0.869%, 10/19/18 (FRN)	25,000	25,000
Federal Home Loan Bank (DN)
0.721%, 06/02/17	50,000	49,999
0.602%, 06/06/17	40,000	39,997
0.781%, 06/09/17	30,000	29,995
0.801%, 06/23/17	50,500	50,475
0.871%, 07/10/17	16,000	15,985
0.894%, 07/12/17	73,100	73,026
0.881%, 07/14/17	25,000	24,974
0.845%, 07/19/17	39,925	39,880
0.856%, 07/21/17	25,000	24,970
0.637%, 07/25/17	50,000	49,952
0.642%, 07/28/17	62,000	61,937
0.685%, 08/03/17	10,595	10,582
0.922%, 08/04/17	25,000	24,959
0.813%, 08/09/17	40,000	39,938
0.787%, 08/18/17	95,700	95,537
0.913%, 08/25/17	25,000	24,946
0.919%, 09/08/17	20,000	19,950
0.943%, 09/18/17	30,000	29,915
0.704%, 09/19/17	15,000	14,968
0.913%, 09/29/17	114,870	114,522
0.985%, 10/18/17	40,000	39,849
0.999%, 10/25/17	14,669	14,610
1.000%, 10/26/17	15,000	14,939
0.985%, 11/02/17	25,000	24,895
1.048%, 11/08/17	29,349	29,213
1.007%, 12/05/17	30,000	29,844

		2,317,590

See Notes to Financial Statements.

16

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
Federal Home Loan Mortgage Corporation — 9.1%
Federal Home Loan Mortgage Corporation 1.000%, 06/13/17	$50,000	$50,007
0.750%, 07/14/17	58,925	58,932
1.140%, 07/21/17 (FRN)	18,500	18,503
0.776%, 10/12/17 (FRN)	50,000	50,000
0.802%, 11/16/17 (FRN)	45,000	45,000
5.125%, 11/17/17	24,890	25,386
0.839%, 01/11/18 (FRN)	50,000	50,000
0.875%, 03/07/18	25,000	24,956
0.834%, 05/18/18 (FRN)	50,000	50,000
Federal Home Loan Mortgage Corporation (DN)
0.602%, 07/17/17	29,643	29,620
0.612%, 07/20/17	28,847	28,823
0.924%, 07/27/17	20,000	19,971
0.853%, 08/24/17	40,000	39,921
0.853%, 08/28/17	40,000	39,917
0.853%, 08/29/17	35,000	34,926
0.836%, 08/31/17	96,312	96,109
0.652%, 09/01/17	25,000	24,959
0.883%, 09/05/17	25,000	24,941
0.904%, 09/15/17	50,000	49,868
0.874%, 09/18/17	30,000	29,921
1.005%, 10/23/17	25,000	24,900

		816,660
Federal National Mortgage Association — 1.9%
Federal National Mortgage Association
1.002%, 08/16/17 (FRN)	19,770	19,771
1.002%, 10/05/17 (FRN)	50,000	49,994
0.875%, 12/20/17	25,000	25,001
Federal National Mortgage Association (DN)
0.687%, 06/01/17	50,000	50,000
0.752%, 07/03/17	24,335	24,319

		169,085
Total U.S. Government Agency Obligations
(Cost $4,955,179)		4,955,179
U.S. TREASURY OBLIGATIONS — 10.4%
U.S. Treasury Bills† — 2.7%
0.699%, 06/08/17	70,000	69,992
0.664%, 06/29/17	25,000	24,983
0.882%, 08/10/17	25,000	24,957
0.886%, 09/21/17	40,000	39,889
0.953%, 10/26/17	40,000	39,845
1.048%, 11/24/17	40,000	39,796

		239,462
U.S. Treasury Notes — 7.7%
0.750%, 06/30/17	100,000	100,008
0.875%, 07/15/17	50,000	50,014
1.039%, 07/31/17 (FRN)	165,000	165,022
0.875%, 08/15/17	70,000	70,019
0.625%, 08/31/17	60,000	59,981
0.750%, 10/31/17	80,000	79,999
1.130%, 10/31/17 (FRN)	15,000	15,008
0.875%, 11/15/17	100,000	100,007
0.875%, 11/30/17	25,000	24,985

	Par (000)	Value (000)

1.234%, 01/31/18 (FRN)	$26,667	$26,722

		691,765
Total U.S. Treasury Obligations
(Cost $931,227)		931,227

	Number of Shares
MONEY MARKET FUNDS — 0.9%
Invesco Government & Agency Portfolio,
Institutional Class 0.710% (A)	1,000,000	1,000
Morgan Stanley Institutional Liquidity Funds
Government Portfolio,
Institutional Class 0.676% (A)	84,475,000	84,475
Total Money Market Funds
(Cost $85,475)		85,475

	Par (000)
REPURCHASE AGREEMENTS†† — 34.3%
Federal Reserve Bank of New York
0.750% (dated 05/31/17, due 06/01/17, repurchase price $575,011,979, collateralized by U.S. Treasury Notes and U.S. Treasury Bonds, 1.625% to 6.250%, due 02/15/21 to 05/15/42, total value $575,012,023)	575,000	575,000
Goldman Sachs & Co.
0.800% (dated 05/31/17, due 06/01/17, repurchase price $600,013,333, collateralized by Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Bonds, 2.500% to 5.000%, due 11/01/31 to 05/01/47, total value $612,000,000)	600,000	600,000
HSBC Securities USA
0.760% (dated 05/31/17, due 06/01/17, repurchase price $450,009,500, collateralized by U.S. Treasury Note and U.S. Treasury Bond, 0.077% to 3.000%, due 07/31/17 to 05/15/47, total value $459,000,529) (B)	450,000	450,000
0.770% (dated 05/31/17, due 06/01/17, repurchase price $300,006,417, collateralized by Federal National Mortgage Association Bonds, 3.500% to 5.500%, due 02/01/47 to 08/01/48, total value $306,000,422) (B)	300,000	300,000
Merrill Lynch Pierce Fenner & Smith
0.800% (dated 05/31/17, due 06/01/17, repurchase price $100,002,222, collateralized by Government National Mortgage Association Bonds, 3.000% to 5.000%, due 02/15/26 to 05/20/47, total value $102,000,000)	100,000	100,000

See Notes to Financial Statements.

17

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par	Value
	(000)	(000)
Mitsubishi UFJ Securities Inc.
0.750% (dated 05/31/17, due 06/01/17, repurchase price $150,003,125, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 2.500% to 5.000%, due 08/01/19 to 05/01/47, total value $153,003,188)	$150,000	$150,000
RBC Capital Markets LLC
0.790% (dated 05/31/17, due 06/01/17, repurchase price $200,004,389, collateralized by Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds and Government National Mortgage Association Bonds, 2.500% to 6.000%, due 05/01/18 to 06/01/47, total value $204,004,477)	200,000	200,000
Royal Bank of Scotland
0.780% (dated 05/31/17, due 06/01/17, repurchase price $500,010,833, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 4.375%, due 09/30/17 to 05/15/43, total value $510,004,504)	500,000	500,000

	Par	Value
	(000)	(000)
Toronto Dominion Securities LLC
0.780% (dated 05/31/17, due 06/01/17, repurchase price $205,004,442, collateralized by Federal National Mortgage Association Bonds, 3.500% to 4.500%, due 08/01/46 to 03/01/47, total value $209,100,001)	$205,000	$205,000
Total Repurchase Agreements
(Cost $3,080,000)		3,080,000
TOTAL INVESTMENTS — 100.7%
(Cost $9,051,881)*		9,051,881
Other Assets & Liabilities – (0.7)%		(62,830)
TOTAL NET ASSETS — 100.0%		$8,989,051

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††

As of May 31, 2017, the total value of repurchase agreements was $3,080,000 (000) and the value of collateral received, excluding excess, was $3,080,000 (000). See Note 2 in Notes to Financial Statements.

(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.
(B)	As of May 31, 2017, the total value of HSBC Securities USA Repurchase Agreements is $750,000 (000) (collateral value of $765,001 (000)).

See Notes to Financial Statements.

18

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Money Market Funds	$85,475	$–	$–	$85,475
Repurchase Agreements	–	3,080,000	–	3,080,000
U.S. Government Agency Obligations	–	4,955,179	–	4,955,179
U.S. Treasury Obligations	–	931,227	–	931,227

Total Assets - Investments in Securities	$85,475	$8,966,406	$–	$9,051,881

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

19

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 98.9%
U.S. Cash Management Bill† — 2.8%
0.710%, 06/15/17	$30,000	$29,991
U.S. Treasury Bills† — 52.4%
0.624%, 06/01/17	70,000	70,000
0.699%, 06/08/17	65,000	64,991
0.741%, 06/22/17	20,000	19,991
0.747%, 07/06/17	33,000	32,976
0.796%, 07/13/17	67,000	66,938
0.786%, 07/20/17	30,000	29,968
0.787%, 07/27/17	80,000	79,902
0.844%, 08/03/17	20,000	19,971
0.882%, 08/10/17	30,000	29,949
0.662%, 08/24/17	8,000	7,988
0.909%, 09/14/17	20,000	19,947
0.919%, 10/05/17	8,000	7,974
0.918%, 10/12/17	50,000	49,831
0.904%, 10/19/17	7,000	6,976
0.953%, 10/26/17	27,000	26,895
1.007%, 11/09/17	20,000	19,910
1.048%, 11/24/17	5,000	4,975

		559,182
U.S. Treasury Notes — 43.7%
0.750%, 06/30/17	20,000	20,002
0.625%, 07/31/17	30,000	29,998
1.039%, 07/31/17 (FRN)	165,000	165,015
0.875%, 08/15/17	5,000	5,002
0.625%, 08/31/17	23,000	22,992
1.000%, 09/15/17	8,000	8,007
1.130%, 10/31/17 (FRN)	133,000	133,083
0.875%, 11/15/17	11,000	11,002
1.234%, 01/31/18 (FRN)	28,333	28,391
1.152%, 04/30/18 (FRN)	43,000	43,064

		466,556
Total U.S. Treasury Obligations (Cost $1,055,729)		1,055,729

	Number of Shares	Value (000)
MONEY MARKET FUNDS — 1.1%
BlackRock Treasury Trust Fund
Institutional Class, 0.632%†† (A)	500,000	$500
Dreyfus Treasury Securities Cash Management
Institutional Shares, 0.650% (A)	11,510,513	11,511
Total Money Market Funds
(Cost $12,011)		12,011
TOTAL INVESTMENTS — 100.0%
(Cost $1,067,740)*		1,067,740
Other Assets & Liabilities – 0.0%		(366)
TOTAL NET ASSETS — 100.0%		$1,067,374

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

20

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Money Market Funds	$12,011	$–	$–	$12,011
U.S. Treasury Obligations	–	1,055,729	–	1,055,729

Total Assets - Investments in Securities	$12,011	$1,055,729	$–	$1,067,740

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

21

P N C  A d v a n t a g e  I n s t i t u t i o n a l  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y   3 1 ,  2 0 1 7

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 47.2%
U.S. Treasury Bills† — 18.7%
0.664%, 06/29/17	$27,500	$27,486
0.844%, 08/03/17	35,000	34,949
0.726%, 08/17/17	7,000	6,989
0.886%, 09/21/17	12,000	11,967
0.953%, 10/26/17	10,000	9,961
0.991%, 11/02/17	10,000	9,958

		101,310

U.S. Treasury Notes — 28.5%
0.625%, 07/31/17	19,000	18,996
1.039%, 07/31/17 (FRN)	35,000	35,001
0.625%, 08/31/17	12,000	11,994
1.000%, 09/15/17	12,000	12,006
1.130%, 10/31/17 (FRN)	35,000	35,014
0.875%, 11/15/17	12,000	12,001
1.000%, 12/15/17	10,000	10,008
1.234%, 01/31/18 (FRN)	8,000	8,013
1.152%, 04/30/18 (FRN)	12,000	12,018

		155,051

Total U.S. Treasury Obligations (Cost $256,361)		256,361

	Number of Shares
MONEY MARKET FUND — 0.4%
Invesco Treasury Portfolio,
Institutional Class 0.670% (A)	2,129,569	2,130
Total Money Market Fund (Cost $2,130)		2,130

	Par (000)	Value (000)
REPURCHASE AGREEMENTS†† — 52.4%
Goldman Sachs & Co.
0.750% (dated 05/31/17, due 06/01/17, repurchase price $85,001,771, collateralized by U.S. Treasury Notes, 1.625% to 2.000%, due 11/15/22 to 02/15/23, total value $86,700,014)	$85,000	$85,000
HSBC Securities USA
0.760% (dated 05/31/17, due 06/01/17, repurchase price $50,001,056, collateralized by U.S. Treasury Note, 2.000%, due 12/31/21, total value $51,001,042)	50,000	50,000
Merrill Lynch Pierce Fenner & Smith
0.780% (dated 05/31/17, due 06/01/17, repurchase price $50,001,083, collateralized by U.S. Treasury Note, 0.125%, due 07/15/22, total value $51,000,052)	50,000	50,000
RBC Capital Markets LLC
0.780% (dated 05/31/17, due 06/01/17, repurchase price $50,001,083, collateralized by U.S. Treasury Floating Rate Note and U.S. Treasury Notes, 0.984% to 2.125%, due 07/31/17 to 02/28/21, total value $51,001,139)	50,000	50,000
Toronto Dominion Securities LLC
0.770% (dated 05/31/17, due 06/01/17, repurchase price $50,001,069, collateralized by U.S. Treasury Bond and U.S. Treasury Notes, 0.000% to 2.125%, due 03/29/18 to 02/28/24, total value $51,000,064)	50,000	50,000

Total Repurchase Agreements
(Cost $285,000)		285,000
TOTAL INVESTMENTS — 100.0%
(Cost $543,491)*		543,491
Other Assets & Liabilities — 0.0%		(225)
TOTAL NET ASSETS — 100.0%		$543,266

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	As of May 31, 2017, the total value of repurchase agreements was $285,000 (000) and the value of collateral received, excluding excess, was $285,000 (000).
See Note 2 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

22

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Money Market Fund	$2,130	$–	$–	$2,130

Repurchase Agreements	–	285,000	–	285,000

U.S. Treasury Obligations	–	256,361	–	256,361

Total Assets - Investments in Securities	$2,130	$541,361	$–	$543,491

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

23

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y   3 1 ,  2 0 1 7

	Government Money Market Fund	Treasury Money Market Fund	Advantage Institutional Treasury Money Market Fund
ASSETS

Investments in non-affiliates at value	$5,971,881	$1,067,240	$258,491

Investments in affiliates at value	–	500	–

Investments in repurchase agreements at value	3,080,000	–	285,000

Total Investments at value(1)	9,051,881	1,067,740	543,491

Receivable for shares of beneficial interest issued	206	426	–

Dividends and interest receivable	4,292	540	227

Prepaid expenses	33	27	24

Other assets	268	125	51

Total Assets	9,056,680	1,068,858	543,793

LIABILITIES

Payable for shares of beneficial interest redeemed	892	473	–

Payable for investment securities purchased	59,984	–	–

Dividends payable

Class I	4,582	481	–

Class A	237	52	–

Institutional Shares	–	–	265

Investment advisory fees payable	1,153	138	71

Administration fees payable	261	49	43

Custodian fees payable	68	8	8

Transfer agent fees payable	19	10	11

Trustees’ deferred compensation payable	268	125	51

Trustees’ fees payable	60	41	19

Other liabilities	105	107	59

Total Liabilities	67,629	1,484	527

TOTAL NET ASSETS	$8,989,051	$1,067,374	$543,266

Investments in non-affiliates at cost	$5,971,881	$1,067,240	$258,491

Investments in affiliates at cost	–	500	–

Investments in repurchase agreements at cost	3,080,000	–	285,000

(1) Total Investments at cost	$9,051,881	$1,067,740	$543,491

See Notes to Financial Statements.

24

	Government Money Market Fund	Treasury Money Market Fund	Advantage Institutional Treasury Money Market Fund
NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$8,989,195	$1,067,444	$543,274

Undistributed (Distributions in Excess of ) Net Investment Income	(145)	(61)	(8)

Accumulated Net Realized Gain (Loss) on Investments	1	(9)	–

Total Net Assets	$8,989,051	$1,067,374	$543,266

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$8,536,493,360	$957,793,388	N/A

Class I shares outstanding	8,536,749,384	957,850,151	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

Net assets applicable to Class A	$452,549,367	$109,580,991	N/A

Class A shares outstanding	452,547,777	109,603,398	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

Net assets applicable to Institutional Shares	N/A	N/A	$543,265,558

Institutional Shares outstanding	N/A	N/A	543,278,618

Net Asset Value, Offering and Redemption	N/A	N/A	$1.00

Net assets applicable to Advisor Class	$8,585	N/A	N/A

Advisor Class shares outstanding	8,588	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	N/A	N/A

Net assets applicable to Advisor Shares(1)	N/A	N/A	$10.00

Advisor Shares outstanding	N/A	N/A	10.00

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

Net assets applicable to Service Shares	N/A	N/A	$17.00

Service Shares outstanding	N/A	N/A	17.00

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

(1)	At May 31, 2017, net assets of the Advisor Shares of Advantage Institutional Treasury Money Market Fund represented seed capital.

See Notes to Financial Statements.

25

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 7

	Government Money Market Fund	Treasury Money Market Fund	Advantage Institutional Treasury Money Market Fund
Investment Income:
Dividends	$ 644	$ 54	$ 41
Interest	49,821	5,616	2,697
Income from affiliate	–	2	–
Total Investment Income	50,465	5,672	2,738
Expenses:
Investment advisory fees	14,390	1,786	843
Administration fees	3,677	587	259
Transfer agent fees	53	34	32
Custodian fees	213	25	24
Professional fees	175	180	105
Pricing service fees	2	2	2
Printing and shareholder reports	–	7	7
Registration and filing fees	88	47	46
Trustees’ fees	173	113	54
Miscellaneous	204	73	40
Total Expenses	18,975	2,854	1,412
Less:
Waiver of investment advisory fees(1)	–	(5)	(5)
Net Expenses	18,975	2,849	1,407
Net Investment Income	31,490	2,823	1,331
Realized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	61	1	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$31,551	$2,824	$1,331

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

26

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P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Government Money Market Fund		Treasury Money Market Fund		Advantage Institutional Treasury Money Market Fund
	For the Year Ended		For the Year Ended		For the Year Ended
	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
Investment Activities:
Net investment income	$31,490	$909	$2,823	$125	$1,331	$74
Net realized gain (loss) on investments sold	61	–	1	(2)	–	–

Net increase in net assets resulting from operations	31,551	909	2,824	123	1,331	74

Dividends from net investment income:
Class I	(29,965)	(766)	(2,477)	(101)	–	–
Class A	(1,507)	(190)	(349)	(39)	–	–
Advisor Class	(18)	(1)	–	–	–	–
Institutional Shares	–	–	–	–	(1,330)	(63)
Advisor Shares	–	–	–	–	–	(14)

Total dividends	(31,490)	(957)	(2,826)	(140)	(1,330)	(77)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	12,742,028	6,801,271	1,742,979	1,726,844	–	–
Class A	1,509,922	1,478,768	536,932	647,504	–	–
Advisor Class	9,659	35,533	–	–	–	–
Institutional Shares	–	–	–	–	1,262,461	1,023,862
Advisor Shares	–	–	–	–	–	116,737
Service Shares	–	–	–	–	–	9,267
Proceeds from Reorganization shares(1):
Class I	–	71,447	–	–	–	–
Advisor Class	–	14,907	–	–	–	–
Reinvestment of dividends:
Class I	406	10	6	1	–	–
Class A	65	2	21	1	–	–
Advisor Class	18	–	–	–	–	–
Institutional Shares	–	–	–	–	5	–

Total proceeds from shares issued and reinvested	14,262,098	8,401,938	2,279,938	2,374,350	1,262,466	1,149,866

Value of shares redeemed:
Class I	(8,982,559)	(2,816,347)	(2,000,262)	(736,956)	–	–
Class A	(1,418,881)	(1,438,846)	(565,522)	(653,798)	–	–
Advisor Class	(10,544)	(49,564)	–	–	–	–
Institutional Shares	–	–	–	–	(1,173,118)	(682,245)
Advisor Shares	–	–	–	–	–	(151,567)
Service Shares	–	–	–	–	–	(12,668)

Total value of shares redeemed	(10,411,984)	(4,304,757)	(2,565,784)	(1,390,754)	(1,173,118)	(846,480)

Increase (decrease) in net assets from share transactions	3,850,114	4,097,181	(285,846)	983,596	89,348	303,386

Total increase (decrease) in net assets	3,850,175	4,097,133	(285,848)	983,579	89,349	303,383

Net Assets:
Beginning of year	5,138,876	1,041,743	1,353,222	369,643	453,917	150,534

End of year*	$8,989,051	$5,138,876	$1,067,374	$1,353,222	$543,266	$453,917

*Including undistributed (distributions in excess of ) net investment income	$(145)	$(145)	$(61)	$(59)	$(8)	$(10)

(1)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

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1. Fund Organization

PNC Funds and PNC Advantage Funds (the “Trusts”), each a Delaware statutory trust, are registered under the Investment Company Act of 1940 (the “1940 Act”), as open-end management investment companies. As of May 31, 2017, the Trusts offered for sale shares of 30 Funds (collectively, the “Funds”). PNC Advantage Institutional Treasury Money Market Fund is the sole series of PNC Advantage Funds; PNC Government Money Market Fund and PNC Treasury Money Market Fund are each a series of PNC Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are generally subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Money Market Funds, as defined below, Class I, Advisor Class, Class A, Institutional, Advisor and Service Shares are sold without a sales charge.

Effective June 8, 2016, PNC Tax Exempt Money Market Fund was liquidated pursuant to a plan approved by the Board of Trustees (the “Board”) on February 25, 2016.

As of May 31, 2017, the Trusts offered five categories of Funds:

Target Date Funds

PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund;

Equity Funds

PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds (each referred to as a “Fund,” or collectively as the “Funds”). The financial statements of the Target Date Funds, Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

Fund Reorganization

On June 4, 2015, the Board approved an agreement and plan of reorganization (the “Reorganization”) to which PNC Advantage Institutional Government Money Market Fund (the “Target Fund”), a money market fund organized under a separate trust and managed by PNC Capital Advisors, LLC (the “Adviser”), would be reorganized with and into PNC Government Money Market Fund (the “Acquiring Fund”). On September 14, 2015, the Target Fund was reorganized into the Acquiring Fund, each of which has substantially similar investment objectives and identical principal investment strategies. The net assets of the Target Fund were transferred at fair value in a tax-free exchange to the Acquiring Fund after the close of business on September 11, 2015. With this transfer, a shareholder of the Target Fund’s Institutional Shares automatically became a shareholder of Class I Shares of the Acquiring Fund. A shareholder of the Target Fund’s Advisor Shares became a shareholder in the newly formed Advisor Class of the Acquiring Fund.

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2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The investments of the Funds, other than investments in other money market funds, funding agreements and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. No such investments held on May 31, 2017 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values (“NAV”) as determined by those funds each business day.

Investments in repurchase agreements and funding agreements are generally valued at par, which approximates market value, each business day.

Fair value represents the estimated price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical assets and liabilities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities, Money Market Fund Investments Valued at Amortized Cost and Funding and Repurchase Agreements Valued at Par – independent pricing service-supplied valuations or quoted prices for similar securities or obligations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of securities or obligations of comparable quality, stability, risk, coupon, collateral (as applicable), maturity, type, trading factors, multiple indications of value from dealers or other financial institutions that trade the securities or obligations.

•	Level 3 — significant unobservable inputs, including but not limited to:

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All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments; or, the significant use of unobservable inputs or stale inputs.

Each Fund recognizes transfers into and out of levels, if any, at the end of the reporting period.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2017 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds are allocated among the Funds based on a number of factors, including each Fund’s respective average net assets or other appropriate allocation methodologies, such as a fixed or equal allocation across Funds. Prior to May 15, 2017, expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments were allocated to each Class based on their relative daily net assets. Effective May 15, 2017, this allocation methodology was changed to the settled shares method which allocates to each Class based on relative daily net assets, excluding the value of subscriptions receivable. The settled shares allocation methodology is consistent with the Funds’ daily distribution rate calculation methodology. This change did not have a material impact on the financial statements for the year ended May 31, 2017. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Repurchase Agreements

Each Fund, with the exception of Treasury Money Market Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value. Upon an event of default under the Master Repurchase Agreement, if the seller defaults and the value of the collateral security declines or if the seller enters an insolvency proceeding, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral security and recovery of any losses incurred.

At period end, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of May 31, 2017.

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Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that, if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk. Details of the counterparties and the collateral as of May 31, 2017 are included in each Fund’s Schedule of Investments.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. Any such waivers and reimbursements are not subject to recoupment by the Adviser. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the fiscal year ended May 31, 2017.

During the fiscal year ended May 31, 2017, the Adviser voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.03% for PNC Government Money Market Fund and 0.01% for PNC Treasury Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund.

	Annual Rate	Fee Waiver		Net Annual Rate	Expense Reimbursement
Government Money Market Fund	0.15%	0.00%		0.15%	0.00%
Treasury Money Market Fund	0.15%	0.00	%*	0.15%	0.00%
Advantage Institutional Treasury Money Market Fund	0.15%	0.00	%*	0.15%	0.00%

*	Ratios for the period rounded to 0.00%.

Shareholder Services Fees

The Trusts maintain Shareholder Services Plans (the “Services Plans”) with respect to the Class A and Advisor Class Shares of PNC Funds and Advisor and Service Shares of PNC Advantage Funds. Pursuant to the Services Plans, the Trusts enter into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide, for PNC Funds, shareholder administrative services to their customers who beneficially own Class A and Advisor Class Shares in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A Shares and up to 0.10% of the average daily net assets of each Fund’s Advisor Class Shares and for PNC Advantage Funds, shareholder administrative services to their customers who beneficially own Advisor and Service Shares in consideration for payment of up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively. During the fiscal year ended May 31, 2017, the shareholder administrative services accrual was at an annual rate of 0.00% for each of the PNC Money Market Funds.

Trustees’ Fees

For his or her service as a Trustee of the Trusts, each Trustee, effective January 1, 2017, receives an annual fee of $85,000 plus $7,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,750, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives $800 for each Audit Committee

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meeting attended. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. Prior to January 1, 2017, each Trustee received an annual fee of $79,000 plus $7,250 for each Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $10,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trusts receives any compensation from the Trusts. Fees are paid quarterly in arrears and are allocated to the Funds based on a number of factors, including their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trusts, The Bank of New York Mellon (“BNY Mellon”) and the Adviser are parties to Co-Administration and Accounting Services Agreements, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trusts. Prior to October 1, 2016, BNY Mellon and the Adviser served as Co-Administrators to PNC Funds in exchange for fees at the annual rate of 0.05% based on average daily net assets of PNC Funds (excluding the Target Date Funds). Also prior to October 1, 2016, for their services to PNC Advantage Funds as Co-Administrators, BNY Mellon received fees at the annual rate of 0.0125% of PNC Advantage Institutional Treasury Money Market Fund’s first $1 billion of average daily net assets and 0.01% of such Fund’s average daily net assets in excess of $1 billion and the Adviser received fees at the annual rate of 0.01% of PNC Advantage Institutional Treasury Money Market Fund’s average net assets.

Effective October 1, 2016, a new fee schedule was implemented whereby BNY Mellon and the Adviser are entitled to an annual fee paid by each series of PNC Funds and PNC Advantage Funds (excluding the Target Date Funds) as follows: 0.05% of the Fund’s average aggregate net assets up to $1 billion, 0.03% of the Fund’s average aggregate net assets between $1 billion and $10 billion, and 0.01% of the Fund’s average aggregate net assets in excess of $10 billion. For their services to the PNC Money Market Funds as Co-Administrators during the fiscal year ended May 31, 2017, approximately 0.0124% was allocated to BNY Mellon and approximately 0.0272% was allocated to the Adviser in aggregate. Total fees paid by the PNC Money Market Funds to the Adviser for the fiscal year ended May 31, 2017 were $3,048,809.

BNY Mellon also receives other transaction-based charges from the Trusts and is reimbursed for out-of-pocket expenses by the Trusts.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities to purchase shares of other money market funds offered by the Trusts, or the money market funds of BlackRock Funds. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fee paid to the Adviser by a PNC money market fund with respect to a Fund’s short-term cash reserves swept into a PNC money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver may be terminated at any time without prior notice.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds could be deemed to be affiliates of the Adviser.

The amount invested by PNC Treasury Money Market Fund in BlackRock Treasury Trust Fund remained unchanged during the fiscal year ended May 31, 2017.

Details of affiliated holdings at May 31, 2017 are included in the respective Fund’s Schedule of Investments.

Dividends received from such investment are reported as “Income from affiliate” in the Fund’s Statement of Operations.

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4. Custodian, Distribution/12b-1 and Transfer Agent Fees

Custodian Fees

BNY Mellon serves as the Custodian of the Trusts. The Custodian fees for the Trusts (excluding the Target Date Funds) are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trusts (excluding the Target Date Funds), 0.002% of the next $5 billion of the combined average daily gross assets of the Trusts (excluding the Target Date Funds) and 0.001% of the combined average daily gross assets in excess of $10 billion of the Trusts (excluding the Target Date Funds). The Custodian fees are allocated to the Trusts (excluding the Target Date Funds) based on each Fund’s relative average daily net assets. BNY Mellon also receives other transaction-based charges from the Trusts and is reimbursed for out-of-pocket expenses by the Trusts.

Distribution/12b-1 Fees

For its services to the Trusts, the Underwriter, a wholly owned subsidiary of Foreside Financial Group, LLC, receives an annual fee payable directly by the Adviser. PNC Funds has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, PNC Government Money Market Fund and PNC Treasury Money Market Fund reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of those Funds’ Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than 0.00% per annum. This commitment continues through September 28, 2017, at which time the Board will consider whether to renew, revise or discontinue it.

During the fiscal year ended May 31, 2017, the 12b-1 accrual was at an annual rate of 0.00% for each of PNC Government Money Market Fund and PNC Treasury Money Market Fund.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. Fees are allocated to the Funds based on a number of factors, including number of accounts serviced.

5. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2017 and for each Fund’s open tax years (years ended May 31, 2014 through May 31, 2016) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 were as follows:

Ordinary Income (000)
Government Money Market Fund
2017	$26,869
2016	783

Treasury Money Market Fund
2017	2,334
2016	103

Advantage Institutional Treasury Money Market
Fund
2017	1,076
2016	68

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As of May 31, 2017, the components of total net assets on a tax basis were as follows:

	Paid-in Capital	Undistributed Ordinary Income	Capital Loss Carryforward	Late-Year Losses Deferred	Other Temporary Differences	Total Net Assets
	(000)	(000)	(000)	(000)	(000)	(000)
Government Money Market Fund	$8,989,196	$91	$ –	$–	$(236)	$8,989,051
Treasury Money Market Fund	1,067,444	48	(8)	–	(110)	1,067,374
Advantage Institutional Treasury Money Market Fund	543,274	24	–*	–*	(32)	543,266
*Amount represents less than $500.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2017:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Losses	Paid-in Capital
	(000)	(000)	(000)
Treasury Money Market Fund	$1	$–	$(1)
Institutional Treasury Money Market Fund	1	–	(1)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2017, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Government Money Market Fund	$60
Treasury Money Market Fund	1

At May 31, 2017, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2018	Indefinite	Total
Treasury Money Market Fund	$8	$–*	$8
Advantage Institutional Treasury Money Market Fund	–	–*	–*
*Amount represents less than $500.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short-term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

6. Certain Principal Risks

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

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Each of the Funds may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include letters of credit, liquidity guarantees and third-party insurance.

7. Borrowing Arrangements

InterFund Lending

The Trusts have received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund pursuant to a master interfund lending agreement. The Money Market Funds do not participate in the interfund lending program as borrowing or lending funds.

8. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

9. SEC-Adopted Amendments

On October 13, 2016, the SEC adopted new and amended rules, as applicable, (the “Rules”) to modernize and enhance the reporting and disclosure of information by registered investment companies. The Rules are intended to enhance the quality of information available to investors and allow the SEC to more effectively collect and use data reported by funds. These Rules generally become effective in 2018. Management is currently evaluating the implications of the Rules and the impact on the Funds’ financial statement disclosures, if any.

10. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. There were no material subsequent events identified which required adjustment to, or additional disclosure in, the financial statements.

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N O T I C E  T O  S H A R E H O L D E R S

( U n a u d i t e d )

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2017 income tax purposes will be sent to them in early 2018. Please consult your tax adviser for proper treatment of this information.

Proxy Voting

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trusts voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the website of the Trusts at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the first and third fiscal quarters of the Trusts. The Forms N-Q of the Trusts are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the website of the Trusts at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Money Market Funds can be found by visiting the website of the Trusts at pncfunds.com.

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P N C  M o n e y  M a r k e t  F u n d s

P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

•	As Authorized – if you request or authorize the disclosure of the information.

•

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

•	to maintain physical, electronic and procedural safe guards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.

(2)The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

www.foreside.com

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

P.O. Box 9795 Providence, RI 02940-9795

PNC Funds

May 31, 2017

Annual Report

PNC Target Date Funds

PNC Equity Funds

PNC Fixed Income Funds

PNC Tax Exempt Bond Funds

PNC FUNDS

TARGET DATE FUNDS
Retirement Income Fund
Target 2020 Fund
Target 2030 Fund
Target 2040 Fund
Target 2050 Fund
EQUITY FUNDS
Balanced Allocation Fund
Emerging Markets Equity Fund
International Equity Fund
International Growth Fund
Multi-Factor All Cap Fund
(f/k/a Large Cap Core Fund)
Multi-Factor Large Cap Growth Fund
(f/k/a Large Cap Growth Fund)
Multi-Factor Large Cap Value Fund
(f/k/a Large Cap Value Fund)
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Fund
FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund
TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund
Maryland Tax Exempt Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Tax Exempt Limited Maturity Bond Fund	This material must be preceded or accompanied by a prospectus.
OTHER PNC FUNDS MONEY MARKET FUNDS Government Money Market Fund

You should consider the investment objectives, risks, charges and expenses of the PNC Target Date Funds, PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds (individually, a “Fund”, collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

Treasury Money Market Fund
N O T F D I C I N S U R E D ● N O B A N K G U A R A N T E E ● M A Y L O S E V A L U E

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2017 The PNC Financial Services Group, Inc. All rights reserved.

Letter to Shareholders			1
Trustees and Officers of the Trust			5
Report of Independent Registered Public Accounting Firm			8
Abbreviations and Definitions for Schedules of Investments and Financial Statements			9
PNC Target Date Funds

Expense Tables			21

	Fund Overview	Financial Highlights	Schedule of Investments
Retirement Income Fund	11	22	27
Target 2020 Fund	13	23	29
Target 2030 Fund	15	24	31
Target 2040 Fund	17	25	33
Target 2050 Fund	19	26	35
Statements of Assets and Liabilities			37
Statements of Operations			39
Statements of Changes in Net Assets			41
PNC Equity Funds

Expense Tables			79

	Fund Overview	Financial Highlights	Schedule of Investments
Balanced Allocation Fund	43	81	93
Emerging Markets Equity Fund	47	82	102
International Equity Fund	51	83	106
International Growth Fund	55	84	112
Multi-Factor All Cap Fund	57	85	116
Multi-Factor Large Cap Growth Fund	61	86	119
Multi-Factor Large Cap Value Fund	63	87	122
Multi-Factor Small Cap Core Fund	65	88	125
Multi-Factor Small Cap Growth Fund	69	89	128
Multi-Factor Small Cap Value Fund	73	90	131
S&P 500 Index Fund	75	91	134
Small Cap Fund	77	92	140
Statements of Assets and Liabilities			143
Statements of Operations			151
Statements of Changes in Net Assets			155
PNC Fixed Income and Tax Exempt Bond Funds

Expense Tables			185
	Fund Overview	Financial Highlights	Schedule of Investments
Bond Fund	159	187	197
Government Mortgage Fund	161	188	202
Intermediate Bond Fund	163	189	204
Limited Maturity Bond Fund	165	190	209
Total Return Advantage Fund	167	191	214
Ultra Short Bond Fund	169	192	220
Intermediate Tax Exempt Bond Fund	171	193	224
Maryland Tax Exempt Bond Fund	175	194	227
Ohio Intermediate Tax Exempt Bond Fund	177	195	229
Tax Exempt Limited Maturity Bond Fund	181	196	231
Statements of Assets and Liabilities			235
Statements of Operations			241
Statements of Changes in Net Assets			245
Notes to Financial Statements			249
Trustees’ Review and Approval of Advisory Agreement			281
Notice to Shareholders			282
Proxy Voting and Quarterly Schedules of Investments			284

P N C  F u n d s

L E T T E R  T O  S H A R E H O L D E R S

“Volatility was present in several spurts... in both the equity and fixed income markets...”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2017

*Past performance is no guarantee of future results.

References to Fund performance throughout is the performance of Class I Shares.

Dear Shareholders:

We are pleased to present this annual report for PNC Target Date Funds, PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds for the twelve months ended May 31, 2017 (the “annual period”).

The annual period was a rewarding yet challenging one for many of the PNC Funds. Volatility was present in several spurts, albeit short-lived, in both the equity and fixed income markets amidst 1) the U.K.’s surprise “leave” vote on membership in the European Union, popularly known as “Brexit”; 2) the unanticipated U.S. election results; 3) the countertrends to the populism surge in Austria, the Netherlands and France; 4) the evolving monetary policy by the Federal Open Market Committee (the “Fed”) and other central banks around the world; and 5) divergent economic growth.

The broad U.S. and international equity markets generally rallied strongly during the annual period. Not surprising then, Class I Shares of all eleven PNC Equity Funds operating for the full annual period generated solid positive absolute returns during the annual period. All five PNC Target Date Funds’ Class I Shares also posted positive absolute returns during the annual period. The broad taxable and tax-exempt fixed income markets mostly posted positive but significantly more muted returns in comparison, pressured by the rise in interest rates during the annual period and changing expectations for future fiscal, monetary and regulatory policy. Likewise, all six PNC Fixed Income Funds’ Class I Shares and all four PNC Tax Exempt Bond Funds’ Class I Shares posted positive yet modest absolute returns.

All that said, we are investors, not traders, and as such, we maintain a long-term perspective and remain disciplined in our investment strategies as we navigate the short-term waves of choppy and uncertain markets. We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income mutual funds, PNC Capital Advisors, LLC (the “Adviser”) may help you and/or your adviser fulfill your individual asset allocation objectives. As we continue to seek to enhance our array of investment options, recent highlights include:

•

On June 6, 2017, the Board approved plans of liquidation for PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund, and PNC Retirement Income Fund. The liquidations are expected to take place on or about August 7, 2017.

•

On March 31, 2017, we launched PNC Emerging Markets Equity Fund. Given the rise of emerging markets as a stand-alone asset class and more than a decade of experience of the Adviser’s International Equity Team in investing in emerging markets in PNC International Equity Fund and more recently in PNC International Growth Fund, we believe a stand-alone, emerging markets product is a natural extension of the Adviser’s capabilities. PNC Emerging Markets Equity Fund leverages the combined expertise of Managing Director Martin C. Schulz, J.D. and Senior Analyst and Portfolio Manager Calvin Zhang, along with the International Equity Team members.

•

Also effective March 31, 2017, our large-cap-equity-focused funds changed strategies and now pursue a multi-factor approach. The change also includes PNC Multi-Factor All Cap (f/k/a PNC Large Cap Core) which no longer has a policy to invest 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large-cap companies. To better reflect these new strategies, the fund names were changed accordingly.

•

The PNC Funds’ Board of Trustees approved the liquidations of PNC Mid Cap Fund, effective October 31, 2016; of PNC Mid Cap Index Fund and PNC Small Cap Index Fund, effective December 30, 2016; and of PNC High Yield Bond Fund, effective January 20, 2017.

Following a synopsis of the major factors affecting the financial markets during the annual period, you will find PNC Funds’ portfolio managers’ highlights of the key factors influencing the performance of their Funds as well as the financial statements and schedules of portfolio investments for each of the PNC Funds.

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Economic Review

The U.S. economy improved during the annual period despite spikes of volatility in the capital markets. Indeed, the domestic economy had already been on the upswing prior to the U.S. elections and may have received further stimulus through enhanced expectations of a unified, more business-friendly government at the federal level. U.S. Gross Domestic Product (“GDP”) jumped to a 3.5% annualized rate in the third quarter of 2016 from an approximately 1% growth rate in the first half of 2016. U.S. GDP then posted a 2.1% increase in the fourth quarter of 2016 before slowing to a 1.2% pace in the first quarter of 2017. While sluggish in comparison to the two prior quarters, it is worth noting that the U.S. economy has been growing since the Great Recession ended in June 2009, making this expansion the third longest in history. Also, during the first quarter of 2017, consumer confidence and expectations about the economy, as measured by the Conference Board, were at their highest levels since 2000. Small-business confidence, as measured by the National Federation of Independent Business survey, was at its highest level since the mid-2000s. After the U.S. administration was unsuccessful in its first attempt to pass a healthcare bill in the spring of 2017, investors became concerned about its ability to enact legislation on that and other proposed initiatives. Still, at the end of May 2017, the unemployment rate stood at 4.3%. Non-farm payrolls were increasing, and wage gains were slowly rising. Retail sales had picked up pace in April 2017, suggesting the stagnation in private spending seen in the first quarter of 2017 might have been temporary. Industrial production surged, recording the largest expansion in more than three years in April on higher core manufacturing and mining output. Most analysts agreed at the end of the annual period that U.S. GDP growth was poised to come in at a stronger rate for the second quarter of 2017 despite political storms buffeting the current administration.

Given the strength of U.S. economic data post the November 2016 elections, as well as the firming of inflation statistics, the Fed voted to raise the targeted fed funds rate 25 basis points in March 2017, as it had in December 2016, bringing it to a range of 0.75% to 1.00%. (A basis point is 1/100th of a percentage point.)

Looking abroad, the world economy similarly picked up. However, while the Fed began tightening its monetary policy, the accommodative monetary stance from the European Central Bank and the Bank of Japan remained in place. Europe’s economy surprised to the upside due to cyclical factors in spite of political uncertainties, and the emerging markets’ economies overall rebounded after several years of stagnation due to weak commodity prices and increased corporate earnings expectations. Further, in notable countertrends to the populism surge, Austria, the Netherlands and France saw their respective populist, hard-right candidates lose bids for the presidency and parliamentary majorities, as applicable. Eurozone retail sales picked up, and unemployment fell, although there was great diversion among individual countries. For example, German unemployment was below 4% in the first quarter of 2017, while French unemployment stood at 10%, and Spanish unemployment was approximately 18%. China continued on its government-targeted 6% to 7% growth path during the annual period. A modestly weaker currency against the U.S. dollar during 2016, coupled with expansionary policies in much of last year, led to somewhat more stabilized growth year-to-date through May 2017. Against a backdrop of strengthening global demand, the People’s Bank of China gradually tightened its monetary conditions in the early months of 2017, raising its repurchase agreement rate in concert with the Fed’s March interest rate increase. Japan, by contrast, remained on its slow growth rate despite the extraordinary monetary accommodation by the Bank of Japan. While its 3% unemployment rate was the lowest it had been since the mid-1990s, cash earnings and consumption were up only modestly.

Equities

U.S. equity markets, as measured by the Russell Investments Indices, advanced, posting robust double-digit positive returns during the annual period. Small-cap stocks led the way, with the Russell 2000® Index returning 20.36%. Large-cap stocks, as represented by the Russell 1000® Index, followed with a return of 17.48%, and mid-cap stocks, as represented by the Russell Midcap® Index, returned 15.86%. Internationally, equity market returns were also strong. Developed international markets, as measured by the MSCI EAFE Index, returned 16.44%, and emerging markets, as gauged by the MSCI Emerging Markets Index, posted an even more robust return of 27.41%, each in U.S. dollar terms.

U.S. and international equity markets performed strongly during the third quarter of 2016, as investors took advantage of the Brexit vote-related selloff late in June 2016 to redeploy into risk assets. Equity markets then generally fell back in October 2016, as pre-U.S. election jitters and concerns about interest rates took the stage. There was a dramatic change in theme after the U.S. presidential election in early November 2016, as a rally ensued among U.S. stocks while both developed and emerging market equity markets lost ground. Populist political risk in Europe and continued currency volatility weighed on international equities. In the first quarter of 2017, more economically sensitive, cyclical positions fared better than more traditionally defensive ones as the so-called “risk on” trade took the lead position in the performance race. Emerging markets fared best. Emerging market currencies strengthened during the first quarter of 2017, despite protectionist rhetoric of the current U.S. administration and the Fed’s gradual increase in interest rates. Equity markets did well, as reported fourth quarter 2016 corporate earnings increased and the earnings outlook for calendar years 2017 and 2018 did not diminish much; themes that generally persisted through the last two months of the annual period. Indeed, several key indices hit record highs in May 2017, in part based on pro-European Union candidate Emmanuel Macron winning the French presidential election.
Within U.S. equity markets, growth stocks bettered value stocks during the annual period in the large-cap and mid-cap segments of the capitalization spectrum, although the reverse was the case within the small-cap segment. In large-cap, the Russell 1000® Value Index

P N C  F u n d s

L E T T E R  T O  S H A R E H O L D E R S

“There was a dramatic change in theme after the U.S. presidential election...as a rally ensued among U.S. stocks...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2017 gained 14.66%, while the Russell 1000® Growth Index rose 20.27%. For mid-cap, the Russell Midcap® Value Index rose 15.27%, while the Russell Midcap® Growth Index gained 16.68%. For small-cap, the Russell 2000® Value Index was up 21.00%, and the Russell 2000® Growth Index appreciated 19.71%.

Fixed Income

The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.58% for the annual period, with the taxable fixed income markets experiencing similar volatility as the equity markets. Broadly speaking, fixed income markets were characterized by a rise in U.S. Treasury rates and a rally in spread, or non-U.S. Treasury, sectors.

For the annual period overall, the Bloomberg Barclays U.S. Treasury Index returned a flat 0.00%, and the U.S. Treasury yield curve flattened, as market expectations were centered on the Fed raising rates in measured steps, inflationary expectations that were being held in check by the late-period weakness in oil prices, and the still-moderate readings overall in U.S. GDP. Rates rose across the yield curve, or spectrum of maturities, and especially just after the U.S. presidential election. Two-year Treasury yields rose 41 basis points to 1.28% over the annual period. Ten-year Treasury yields rose 36 basis points to 2.21%, and long-term Treasury yields increased 22 basis points to 2.87% over the annual period. Treasury inflation protected securities (“TIPS”), as measured by the Bloomberg Barclays U.S. TIPS Index, posted a return of 2.41% during the annual period, boosted into solidly positive territory in part by the administration’s suggestions of more protectionist trade policies, which could lead to higher inflation.

To compare, the Bloomberg Barclays U.S. Corporate Investment Grade Index returned 4.26% during the annual period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 13.58%, as lower quality securities rallied and credit spreads narrowed. As was the case for other higher-quality securities, securitized bonds generated rather modest returns during the annual period. The Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index returned 1.16%, and the Bloomberg Barclays Asset-Backed Securities Index gained 1.54% for the annual period as a whole.

The tax-exempt bond market overall only modestly lagged the taxable fixed income market, as rising interest rates across the term structure drove weak performance. The Bloomberg Barclays Municipal Bond Index returned 1.46% during the annual period. The June 2016 Brexit vote, being a surprise to most and thus not properly discounted in the markets globally, was actually a positive for municipal bonds. Long-dated municipal bond yields plummeted to lows following the vote, largely mirroring the trend experienced by U.S. Treasury yields, which also decreased to their lowest levels on June 27 before bouncing back up in the final days of the second quarter and then rising through much of the remainder of the annual period. In November 2016, municipal bonds experienced their worst performance since 2008, as the Trump victory and Republican sweep of Congress led to a steep rise in interest rates. Concerns over future infrastructure spending and tax policies also pressured municipal bond prices. Conversely, slight credit spread narrowing served to partially offset rate-driven losses. Also noteworthy, the municipal market reported fifty-six consecutive weeks of cash inflows into tax-exempt bond mutual funds before fund flows turned sharply negative in November 2016. The first months of 2017 marked a reversal of volatility, with the municipal bond market outperforming the broad U.S. Treasury market. Pronounced weakness in the fourth quarter of 2016 set the stage for the retracement of a portion of those losses. Declining interest rates from two to ten years also drove positive price performance, complemented by slightly narrower credit risk premiums. Consistent with the broader markets, municipal investors generally favored a return to riskier assets in early 2017. Investors remained yield-focused, favoring long-term and high yield funds. Through the annual period, Puerto Rico and other distressed credits came to the fore but did little to derail overall market performance. The 10-year AAA municipal yield as a percent of the 10-year U.S. Treasury yield remained under 100% for much of the annual period, briefly pushing higher in November 2016, indicating municipal bonds’ cheapening relative to U.S. Treasury bonds, before reverting to a less than 100% ratio by the end of the period.

Our View Ahead

At the end of the annual period, we believed the U.S. and international economies would likely continue on a path of modest acceleration and expansion in part due to stimulative monetary policies. Emerging markets, too, should see better growth, in our view, as strong consumer demand emanating from both

P N C  F u n d s

L E T T E R  T O  S H A R E H O L D E R S

the developed markets and emerging markets themselves are likely to help buoy world growth. Of course, volatility in oil and other commodity prices remain a key variable.

At the end of the annual period, the Fed appeared more determined to proceed with its monetary policy normalization process uninterrupted in 2017. With U.S. economic growth seemingly on better footing, the unemployment rate at or near full employment, and the inflation rate approaching the 2% target, Fed officials have been reinforcing their desire to return both interest rates and the Fed’s balance sheet back toward “normal” levels. The capital markets have been generally positive about the moderate pace of Fed tightening.

That said, the sector and style rotation we saw in the equity and other “risk on” markets in the first several months of 2017 gives us some pause in our market outlook. We have gone through an extended period of little to no correction in the equity markets, making it seem as though we have been in an extraordinarily calm environment. Market participants know that such lengthy calm periods often give way to greater volatility.

The markets have been pricing in better earnings and better growth emanating from the current administration’s desire for regulatory relief, corporate tax reform, personal tax cuts and fiscal spending through increased defense and infrastructure spending. However, given the lack of success on major legislative initiatives to date, markets likely will become, in our view, more skeptical of the administration’s ability to deliver on the speed and magnitude of policy changes. In an environment where equity markets are priced on great expectations, we may be in store for some substantial volatility caused by political disappointment.

At the same time, bull markets rarely end quietly. Historically, healthy skepticism of the last stages of a bull market are overridden by investor euphoria. Being out of the market in those late stages can be costly. We are not forecasting an equity market bubble with an accelerating build up and subsequent meltdown. Rather, we believe investors must reinsert equity market volatility back into their return expectations. We believe the market needs solid earnings growth to follow through in the second half of 2017 to better support its current lofty valuation levels.

Vigilance remains paramount. In all asset classes, we believe individual security selection and careful sector allocation decisions will be key to performance going forward. As we consider the optimal risk-reward positioning for our Funds moving in to the second half of 2017, we intend to continue to evaluate, among many other factors, the success, or lack thereof, of tax policy, infrastructure spending and fiscal reforms that remain on the agenda of the administration. Further, geopolitical tensions here as well as in the Middle East, Europe and Asia, could present significant diplomatic challenges and episodic shocks to the markets that could lead to greater global unrest, potentially impacting trade and growth and serving as potential sources of volatility as 2017 progresses.

We thank you for being a part of the PNC Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Mark McGlone	Jennifer E. Spratley
President and Chief Investment Officer	President
PNC Capital Advisors, LLC	PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

P N C  F u n d s

T R U S T E E S   A N D   O F F I C E R S   O F   T H E   T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Dorothy A. Berry 73	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 30 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
Maryann Bruce 57	Trustee	Since October 2016	President, Turnberry Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.	2 registered investment companies consisting of 30 portfolios

Director, MBIA, Inc. (insurance) since June 2012; Director and Chairman of Compensation Committee, Atlanta Life Financial Group (financial services) until May 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until March 2014.

John G. Drosdick 73	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	2 registered investment companies consisting of 30 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Triumph Group Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.

Mark Hancock 49	Trustee	Since October 2016	President, The Glenmore Group, LLC (consulting), 2016-present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	2 registered investment companies consisting of 30 portfolios	None
Dale C. LaPorte 75	Trustee	Since April 2005

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974-2005, and Chairman of Executive Committee, 2000-2004, of Calfee, Halter & Griswold LLP (law firm).

				2 registered investment companies consisting of 30 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.
L. White Matthews, III 71	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012	Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003-2007.	2 registered investment companies consisting of 30 portfolios

Director, Hyla Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board of (publicly traded) Imation Corp. (data storage) until May 2015.

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Edward D. Miller, M.D. 74	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 30 portfolios	Director, EnGeneIC Ltd. (biopharmaceuticals) since January 2016; Director, PNC Funds, Inc. until 2010.
Stephen M. Todd 69	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 - 2010.	2 registered investment companies consisting of 30 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

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T R U S T E E S   A N D   O F F I C E R S   O F   T H E   T R U S T

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 48	President Vice President	Since June 2014 From March 2010 to June 2014

Managing Director, Administration, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC 2007 to 2017; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

				N/A	N/A
Michael Nanosky 1900 East 9th Street, 15th Floor Cleveland, OH 44114 51	Chief Compliance Officer	Since December 2014

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

				N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 51	Vice President Treasurer	Since June 2016 Since May 2008

Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004 to 2017; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.

				N/A	N/A
Thomas R. Rus One East Pratt Street, 5th Floor Baltimore, MD 21202 57	Secretary	Since February 2015

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015; Chief Compliance Officer, Institutional Shareholder Services Inc. 2014-2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc. 2010-2014; Vice President, Chief Compliance Officer and Assistant Secretary, MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.

				N/A	N/A

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PCA or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (twenty-nine portfolios) and the PNC Advantage Funds (one portfolio).

4Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D   P U B L I C   A C C O U N T I N G   F I R M

To the Board of Trustees of PNC Funds and the Shareholders of the PNC Target Date Funds, PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund (the “Target Date Funds”), PNC Balanced Allocation Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Emerging Markets Equity Fund, PNC Multi-Factor All Cap Fund (formerly PNC Large Cap Core Fund), PNC Multi-Factor Large Cap Growth Fund (formerly PNC Large Cap Growth Fund), PNC Multi-Factor Large Cap Value Fund (formerly PNC Large Cap Value Fund), PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund, PNC Small Cap Fund (the “Equity Funds”), PNC Bond Fund, PNC Government Mortgage Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund (the “Fixed Income Funds”), PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Tax Exempt Limited Maturity Bond Fund (the “Tax Exempt Bond Funds”) (collectively the “Funds”) (twenty-seven of the twenty-nine funds comprising PNC Funds) as of May 31, 2017, the related statements of operations for the year then ended (as to PNC Emerging Markets Equity Fund, for the period from March 31, 2017 (commencement of operations) through May 31, 2017, the statements of changes in net assets for each of the two years in the period then ended (as to PNC Emerging Markets Equity fund, for the period from March 31, 2017 (commencement of operations) through May 31, 2017, and as to PNC International Growth Fund, for the period from February 29, 2016 (commencement of operations) through May 31, 2016 and for the year ended May 31, 2017), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers and transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2017, the results of their operations for the year then ended, (as to PNC Emerging Markets Equity Fund, for the period from March 31, 2017 (commencement of operations) through May 31, 2017), the changes in their net assets for each of the two years in the period then ended (as to PNC Emerging Markets Equity Fund, for the period from March 31, 2017 (commencement of operations) through May 31, 2017, and as to PNC International Growth Fund, for the period from February 29, 2016 (commencement of operations) through May 31, 2016 and for the year ended May 31, 2017), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 27, 2017

P N C  F u n d s

A B B R E V I A T I O N S   A N D   D E F I N I T I O N S   F O R   S C H E D U L E S   O F   I N V E S T M E N T S

A N D   F I N A N C I A L   S T A T E M E N T S

Schedules of Investments:

ADR — American Depositary Receipt

AGM — Assured Guaranty Municipal

AMBAC — Ambac Assurance Corporation

BAN — Bond Anticipation Note

Cl — Class

DD — Delayed Delivery Security

DE — Developed Equity

ETF — Exchange-Traded Fund

ETM — Escrowed to Maturity

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GMTN — Global Multi-Currency Notes

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE — National Public Finance Guaranty Corporation

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

RB — Revenue Bond

REIT — Real Estate Investment Trust

STRB — Special Tax Revenue Bond

UCITS — Undertakings For Collective Investment In Transferable Securities

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2017, and the date shown is the next reset or put date.

Financial Statements:

— Amounts designated as“—” are either zero or rounded to zero.

See Notes to Financial Statements.

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P N C  T a r g e t  D a t e  F u n d s

R E T I R E M E N T  I N C O M E  F U N D  O V E R  V I E W    ( U n a u d i t e d )

Michael Coleman

Equity Analyst

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Managing Director,

Multi-Asset Strategies Portfolio Manager

Since 2016

Mark McGlone

President, Chief Investment Officer

Portfolio Manager Since 2012

Martin C. Schulz, J.D.

Managing Director, International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Fixed Income Analyst Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

On June 6, 2017, the Board approved a plan of liquidation for PNC Retirement Income Fund, which is expected to take place on or about August 7, 2017.

PNC Retirement Income Fund seeks current income and some capital appreciation by investing in a diversified portfolio of equity, fixed income and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Retirement Income Fund returned 5.47% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® Retirement Income Index(1) (the “Index”), returned 5.87%.

What factors most significantly affected the Fund’s performance during the annual period?

•	While the Fund posted solid absolute gains, selection overall detracted from its relative results during the annual period, attributable to investments in both the equity and fixed income asset classes.

º	Investments in PNC Multi-Factor Large Cap Value Fund and PNC Small Cap Fund hampered results most, each underperforming its respective equity benchmark within the Index.

º	Within the fixed income allocation, PNC Limited Maturity Bond Fund underperformed the core fixed income benchmark within the Index most.

•	Allocation overall contributed positively to the Fund’s relative results during the annual period, due in part to a modest overweight to equities and a lower allocation to cash relative to the Index.

º	Emerging markets equities, as measured by the MSCI Emerging Markets Index, led major asset classes, returning 27.41% during the annual period.

º	Investment-grade fixed income returns were modestly positive, with the Bloomberg Barclays U.S. Aggregate Bond Index posting a return of 1.58% during the annual period, while high-yield fixed income, as represented by the Bloomberg Barclays U.S. Corporate High Yield Index, returned 13.58% during the same time period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Retirement Income Fund

Fixed Income Funds	55.2%
Domestic Equity Funds	23.2
Money Market Fund	12.5
International Equity Funds	7.4
Real Estate Fund	1.7
100.0%

P N C  T a r g e t  D a t e  F u n d s

R E T I R E M E N T   I N C O M E   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(2)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3)	Total Net Fund Operating Expenses (3)
Class I Shares	9/28/12	5.47%	2.91%	N/A	4.11%	N/A	N/A	5.54%	0.61%
S&P Target Date® Retirement
Income Index		5.87%	3.37%	N/A	4.45%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® Retirement Income Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets an immediate retirement horizon. The S&P Target Date® Retirement Income Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors nearing or currently in retirement. Investors cannot invest directly in an index. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

The graph provides the return of a hypothetical $10,000 investment in the Fund since the date of inception of its Class I Shares only. Returns reflect reinvestment of dividends and capital gains and the deduction of operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown, both gross and net of waivers and expense reimbursements and inclusive of Acquired Fund fees and expenses, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time. “Acquired Fund” means any investment company in which the Fund invests or has invested during the year. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 2 0  FU N D  O V E R V I E W  ( U n a u d i t e d )

Michael Coleman

Equity Analyst

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Managing Director,

Multi-Asset Strategies

Portfolio Manager

Since 2016

Mark McGlone

President, Chief Investment

Officer

Portfolio Manager

Since 2012

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Fixed Income Analyst

Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

On June 6, 2017, the Board approved a plan of liquidation for PNC Target 2020 Fund, which is expected to take place on or about August 7, 2017.

PNC Target 2020 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2020 Fund returned 6.95% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2020 Index(1) (the “Index”), returned 8.91%.

What factors most significantly affected the Fund’s performance during the annual period?

•	While the Fund posted solid absolute returns, selection overall, among both equity and fixed income investments, detracted most from its relative results during the annual period.

º

Investments in several equity funds, including PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund and PNC Small Cap Fund, hampered results, each underperforming its respective equity benchmark within the Index.

º	Similarly, investments in PNC Limited Maturity Bond Fund and PNC Total Return Advantage Fund detracted from results, underperforming the core fixed income benchmark within the Index.

º	Conversely, investment in PNC International Equity Fund contributed favorably to relative results, outperforming its respective benchmark within the Index.

•

Allocation overall detracted more modestly from the Fund’s relative results, due in part to an overweight to fixed income and an underweight to equities relative to the Index, but was partially offset by an underweight to cash, which proved beneficial.

º	Emerging markets equities, as measured by the MSCI Emerging Markets Index, led major asset classes, returning 27.41% during the annual period.

º

Investment-grade fixed income returns were modestly positive, with the Bloomberg Barclays U.S. Aggregate Bond Index posting a return of 1.58% during the annual period, while high-yield fixed income, as represented by the Bloomberg Barclays U.S. Corporate High Yield Index, returned 13.58% during the same time period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Target 2020 Fund
Fixed Income Funds	49.5%
Domestic Equity Funds	28.0
International Equity Funds	9.4
Money Market Fund	7.3
Real Estate Fund	3.5
Commodity Fund	2.3
100.0%

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 2 0  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(2)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3)	Total Net Fund Operating Expenses (3)
Class I Shares	9/28/12	6.95%	3.52%	N/A	5.48%	N/A	N/A	3.23%	0.67%
S&P Target Date® to 2020 Index		8.91%	4.26%	N/A	6.36%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2020 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2020. The S&P Target Date® To 2020 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2020 target retirement horizon. Investors cannot invest directly in an index. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

The graph provides the return of a hypothetical $10,000 investment in the Fund since the date of inception of its Class I Shares only. Returns reflect reinvestment of dividends and capital gains and the deduction of operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown, both gross and net of waivers and expense reimbursements and inclusive of Acquired Fund fees and expenses, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time. “Acquired Fund” means any investment company in which the Fund invests or has invested during the year. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 3 0  F U N D  O V E R V I E W  ( U n a u d i t e d )

Michael Coleman

Equity Analyst

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Managing Director, Multi-

Asset Strategies

Portfolio Manager

Since 2016

Mark McGlone

President, Chief Investment

Officer

Portfolio Manager

Since 2012

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Fixed Income Analyst

Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

On June 6, 2017, the Board approved a plan of liquidation for PNC Target 2030 Fund, which is expected to take place on or about August 7, 2017.

PNC Target 2030 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2030 Fund returned 9.99% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2030 Index(1) (the “Index”), returned 11.28%.

What factors most significantly affected the Fund’s performance during the annual period?

•	The Fund posted healthy absolute returns, but selection overall, among both equity and fixed income investments, detracted from its relative results during the annual period.

º

Investments in several equity funds, including PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund and PNC Small Cap Fund, hampered results, each underperforming its respective equity benchmark within the Index.

º	Similarly, investments in PNC High Yield Bond Fund (liquidated on January 20, 2017) and PNC Total Return Advantage Fund, each underperformed the core fixed income benchmark within the Index.

º

Conversely, investments in PNC International Equity Fund and PowerShares DB Commodities Index Fund contributed favorably to relative results, each outperforming its respective benchmark within the Index.

•

Allocation overall contributed positively, albeit modestly, to the Fund’s relative results, due in part to an overweight to small-cap equities and an underweight to cash relative to the Index, partially offset by exposure to commodities relative to the Index during the annual period.

º	Emerging markets equities, as measured by the MSCI Emerging Markets Index, led major asset classes, returning 27.41% during the annual period.

º

Investment-grade fixed income returns were modestly positive, with the Bloomberg Barclays U.S. Aggregate Bond Index posting a return of 1.58% during the annual period, while high-yield fixed income, as represented by the Bloomberg Barclays U.S. Corporate High Yield Index, returned 13.58% during the same time period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Target 2030 Fund

Domestic Equity Funds	42.3%
Fixed Income Funds	30.5
International Equity Funds	16.4
Money Market Fund	4.1
Real Estate Fund	3.8
Commodity Fund	2.9
100.0%

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 3 0  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(2)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3)	Total Net Fund Operating Expenses (3)
Class I Shares	9/28/12	9.99%	4.66%	N/A	7.43%	N/A	N/A	3.14%	0.74%
S&P Target Date® to 2030 Index		11.28%	4.97%	N/A	7.86%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2030 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2030. The S&P Target Date® To 2030 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2030 target retirement horizon. Investors cannot invest directly in an index. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

The graph provides the return of a hypothetical $10,000 investment in the Fund since the date of inception of its Class I Shares only. Returns reflect reinvestment of dividends and capital gains and the deduction of operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown, both gross and net of waivers and expense reimbursements and inclusive of Acquired Fund fees and expenses, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time. “Acquired Fund” means any investment company in which the Fund invests or has invested during the year. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 4 0  F U N D  O V E R V I E W  ( U n a u d i t e d )

Michael Coleman

Equity Analyst

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Managing Director, Multi-

Asset Strategies

Portfolio Manager

Since 2016

Mark McGlone

President, Chief Investment

Officer

Portfolio Manager

Since 2012

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Fixed Income Analyst

Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

On June 6, 2017, the Board approved a plan of liquidation for PNC Target 2040 Fund, which is expected to take place on or about August 7, 2017.

PNC Target 2040 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2040 Fund returned 12.09% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2040 Index(1) (the “Index”), returned 13.17%.

What factors most significantly affected the Fund’s performance during the annual period?

•	The Fund posted double-digit absolute gains, however, selection overall, among both equity and fixed income investments, detracted from the Fund’s relative results during the annual period.

º

Investments in several equity funds, including PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund and PNC Small Cap Fund, hampered results, each underperforming its respective equity benchmark within the Index.

º

Similarly, investments in PNC High Yield Bond Fund (liquidated on January 20, 2017) and PNC Total Return Advantage Fund detracted from results, each underperforming the core fixed income benchmark within the Index.

º

Conversely, investments in PNC International Equity Fund and PowerShares DB Commodity Index Tracking Fund contributed favorably to relative results, each outperforming its respective benchmark within the Index.

•

Allocation overall contributed positively, albeit modestly, to the Fund’s relative results due in part to an overweight to small-cap equities and underweights to fixed income and to cash relative to the Index, partially offset by a higher allocation to commodities than the Index, which detracted during the annual period.

º	Emerging markets equities, as measured by the MSCI Emerging Markets Index, led major asset classes, returning 27.41% during the annual period.

º

Investment-grade fixed income returns were modestly positive, with the Bloomberg Barclays U.S. Aggregate Bond Index posting a return of 1.58% during the annual period, while high-yield fixed income, as represented by the Bloomberg Barclays U.S. Corporate High Yield Index, returned 13.58% during the same time period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Target 2040 Fund

Domestic Equity Funds	52.5%
International Equity Funds	22.2
Fixed Income Funds	15.2
Money Market Fund	3.8
Real Estate Fund	3.5
Commodity Fund	2.8
100.0%

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 4 0  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(2)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/28/12	12.09%	5.63%	N/A	8.81%	N/A	N/A	5.90%	0.77%
Class T Shares(3)	4/28/15	8.26%	4.19%	N/A	7.67%	3.50%	1.00%(4)	6.40%	1.27%
S&P Target Date® to 2040 Index		13.17%	5.44%	N/A	9.00%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2040 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2040. The S&P Target Date® To 2040 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2040 target retirement horizon. Investors cannot invest directly in an index. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

The graph provides the return of a hypothetical $10,000 investment in the Fund since the date of inception of its Class I and Class T Shares. Returns reflect reinvestment of dividends and capital gains and the deduction of operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)	Performance of Class T Shares assumes the deduction of the maximum sales charge.
(4)	The maximum sales charge applies only to purchases of $1,000,000 or more of Class T Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers and expense reimbursements and inclusive of Acquired Fund fees and expenses, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time. “Acquired Fund” means any investment company in which the Fund invests or has invested during the year. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 5 0  F U N D  O V E R V I E W  ( U n a u d i t e d )

Michael Coleman

Equity Analyst

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Managing Director, Multi-

Asset Strategies

Portfolio Manager

Since 2016

Mark McGlone

President, Chief Investment

Officer

Portfolio Manager

Since 2012

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Fixed Income Analyst

Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

On June 6, 2017, the Board approved a plan of liquidation for PNC Target 2050 Fund, which is expected to take place on or about August 7, 2017.

PNC Target 2050 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2050 Fund returned 12.96% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2050 Index(1) (the “Index”), returned 14.57%.

What factors most significantly affected the Fund’s performance during the annual period?

•	The Fund posted double-digit absolute gains, however, selection overall, among both equity and fixed income investments, detracted from the Fund’s relative results during the annual period.

º

Investments in several equity funds, including PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund and PNC Small Cap Fund, hampered results, each underperforming its respective equity benchmark within the Index.

º

Similarly, investments in PNC High Yield Bond Fund (liquidated on January 20, 2017) and PNC Total Return Advantage Fund detracted from results, underperforming the core fixed income benchmark within the Index.

º

Conversely, investments in PNC International Equity Fund, and PowerShares DB Commodity Index Tracking Fund contributed favorably to relative results, each outperforming its respective benchmark within the Index.

•

Allocation overall contributed positively, albeit modestly, to the Fund’s relative results due in part to an overweight to small-cap equities and underweights to fixed income and to cash relative to the Index, partially offset by a higher allocation to commodities than the Index, which detracted during the annual period.

º	Emerging markets equities, as measured by the MSCI Emerging Markets Index, led major asset classes, returning 27.41% during the annual period.

º

Investment-grade fixed income returns were modestly positive, with the Bloomberg Barclays U.S. Aggregate Bond Index posting a return of 1.58% during the annual period, while high-yield fixed income, as represented by the Bloomberg Barclays U.S. Corporate High Yield Index, returned 13.58% during the same time period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Target 2050 Fund

Domestic Equity Funds	57.2%
International Equity Funds	24.1
Fixed Income Funds	9.1
Real Estate Fund	3.4
Money Market Fund	3.3
Commodity Fund	2.9
100.0%

P N C  T a r g e t  D a t e  F u n d s

T A R G E T  2 0 5 0  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(2)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/28/12	12.96%	5.90%	N/A	9.25%	N/A	N/A	15.38%	0.78%
Class T Shares(3)	4/28/15	9.65%	7.14%	N/A	9.86%	3.50%	1.00%(4)	15.88%	1.28%
S&P Target Date® to 2050 Index		14.57%	5.77%	N/A	9.88%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2050 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2050. The S&P Target Date® To 2050 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2050 target retirement horizon. Investors cannot invest directly in an index. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

The graph provides the return of a hypothetical $10,000 investment in the Fund since the date of inception of its Class I and Class T Shares. Returns reflect reinvestment of dividends and capital gains and the deduction of operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)	Performance of Class T Shares assumes the deduction of the maximum sales charge.
(4)	This maximum applicable contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class T Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers and expense reimbursements and inclusive of Acquired Fund fees and expenses, reflect expenses for Class I Shares from the September 28, 2016 Prospectus, as amended from time to time, may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time. “Acquired Fund” means any investment company in which the Fund invests or has invested during the year. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C T a r g e t D a t e F u n d s
E X P E N S E T A B L E S ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2016 to May 31, 2017 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2017. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2016 to May 31, 2017).

The Expense Table for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Retirement Income Fund(2)
Actual
Class I	$1,000.00	$1,042.43	0.11%	$0.58
Hypothetical(3)
Class I	1,000.00	1,024.37	0.11	0.57

Target 2020 Fund(2)
Actual
Class I	$1,000.00	$1,051.41	0.11%	$0.58
Hypothetical(3)
Class I	1,000.00	1,024.37	0.11	0.57

Target 2030 Fund(2)
Actual
Class I	$1,000.00	$1,072.49	0.11%	$0.58
Hypothetical(3)
Class I	1,000.00	1,024.37	0.11	0.57

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Target 2040 Fund
Actual
Class I	$1,000.00	$1,085.67	0.11%	$0.59
Class T	1,000.00	1,086.18	0.16	0.82
Hypothetical(3)
Class I	1,000.00	1,024.37	0.11	0.57
Class T	1,000.00	1,024.15	0.16	0.79

Target 2050 Fund
Actual
Class I	$1,000.00	$1,090.26	0.11%	$0.59
Class T	1,000.00	1,089.97	0.48	2.48
Hypothetical(3)
Class I	1,000.00	1,024.37	0.11	0.57
Class T	1,000.00	1,022.56	0.48	2.40

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

(2)	Actual and hypothetical expense examples are not presented for six-month periods in which net assets are represented by initial seed capital and no other shareholder activity occurred.
(3)	Assumes annual return of 5% before expenses.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Retirement Income Fund(1)
	Class I
	2017	2016	2015	2014	2013(2)
Net Asset Value, Beginning of Year	$10.04	$10.52	$10.73	$10.24	$10.00

Net Investment Income(3)(4)	0.15	0.14	0.15	0.12	0.10
Capital gain distributions received from affiliated investments(3)	0.03	0.02	0.02	– *	0.04
Realized and Unrealized Gain (Loss) on Investments	0.36	(0.16)	0.18	0.56	0.24

Total from Investment Operations	0.54	–	0.35	0.68	0.38

Dividends from Net Investment Income	(0.13)	(0.17)	(0.22)	(0.13)	(0.14)
Distributions from Net Realized Gains	(0.02)	(0.31)	(0.34)	(0.06)	–

Total Distributions	(0.15)	(0.48)	(0.56)	(0.19)	(0.14)

Net Asset Value, End of Year	$10.43	$10.04	$10.52	$10.73	$10.24

Total Return	5.47%	0.04%	3.28%	6.67%	3.85%

Ratios/Supplemental Data
Net Assets End of Year (000)	$3,839	$3,693	$2,617	$1,107	$1,038
Ratio of Expenses to Average Net Assets(5)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.37%	1.45%	1.11%	1.54%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(5)	3.27%	5.04%	6.83%	3.39%	12.55%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.67)%	(3.56)%	(5.27)%	(2.17)%	(10.90)%
Portfolio Turnover Rate	37%	104%	194%	318%	0%

*  Amount represents less than $0.005 per share.

(1)	At May 31, 2017, net assets of the Class T Shares represented initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)	Class I commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(3)	Per share data calculated using average shares outstanding method.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Target 2020 Fund
	Class I					Class T
	2017	2016	2015	2014	2013(1)	2017	2016(2)
Net Asset Value, Beginning of Year	$11.02	$11.48	$11.17	$10.45	$10.00	$11.03	$11.47
Net Investment Income(3)(4)	0.18	0.17	0.15	0.17	0.12	0.10	0.09
Capital gain distributions received from affiliated investments(3)	0.04	0.03	0.01	0.01	0.05	0.04	0.03
Realized and Unrealized Gain (Loss) on Investments	0.54	(0.29)	0.33	0.77	0.41	0.52	(0.19)
Total from Investment Operations	0.76	(0.09)	0.49	0.95	0.58	0.66	(0.07)
Dividends from Net Investment Income	(0.16)	(0.16)	(0.14)	(0.12)	(0.13)	–	(0.16)
Distributions from Net Realized Gains	–	(0.21)	(0.04)	(0.11)	–	–	(0.21)
Total Distributions	(0.16)	(0.37)	(0.18)	(0.23)	(0.13)	–	(0.37)
Net Asset Value, End of Year	$11.62	$11.02	$11.48	$11.17	$10.45	$11.69	$11.03

Total Return	6.95%	(0.70)%	4.47%	9.19%	5.89%	5.98%	(0.53)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$7,911	$8,307	$3,552	$1,156	$1,059	$ – (5)	$ 3
Ratio of Expenses to Average Net Assets(6)	0.11%	0.11%	0.11%	0.11%	0.11%	0.45%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.62%	1.57%	1.35%	1.60%	1.77%	0.89%	0.79%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(6)	1.59%	2.67%	5.58%	9.21%	12.47%	1.87%	2.40%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.14%	(0.99)%	(4.12)%	(7.50)%	(10.59)%	(0.53)%	(1.22)%
Portfolio Turnover Rate	37%	39%	124%	9%	0%	37%	39%

(1)	Class I commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Class T commenced operations on April 28, 2015. Prior to February 9, 2016, net assets of this share class represented seed capital; therefore, no information is presented for the 2015 fiscal year.

(3)	Per share data calculated using average shares outstanding method.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	At May 31, 2017, net assets of the Class T Shares represented initial seed capital.

(6)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

	Target 2030 Fund(1)
	Class I
	2017	2016	2015	2014	2013(2)
Net Asset Value, Beginning of Year	$11.74	$12.48	$11.89	$10.69	$10.00

Net Investment Income(3)(4)	0.19	0.20	0.17	0.18	0.11
Capital gain distributions received from affiliated investments(3)	0.04	0.03	0.02	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	0.93	(0.48)	0.55	1.16	0.66

Total from Investment Operations	1.16	(0.25)	0.74	1.35	0.80

Dividends from Net Investment Income	(0.16)	(0.19)	(0.15)	(0.12)	(0.11)
Distributions from Net Realized Gains	–	(0.30)	–	(0.03)	–

Total Distributions	(0.16)	(0.49)	(0.15)	(0.15)	(0.11)

Net Asset Value, End of Year	$12.74	$11.74	$12.48	$11.89	$10.69

Total Return	9.99%	(1.91)%	6.27%	12.74%	8.12%

Ratios/Supplemental Data
Net Assets End of Year (000)	$11,156	$9,004	$4,110	$1,601	$1,205
Ratio of Expenses to Average Net Assets(5)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.73%	1.40%	1.63%	1.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(5)	1.24%	2.51%	4.66%	7.83%	12.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.40%	(0.67)%	(3.15)%	(6.09)%	(10.66)%
Portfolio Turnover Rate	37%	18%	70%	5%	0%

(1)	At May 31, 2017, net assets of the Class T Shares represented initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)	Class I commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(3)	Per share data calculated using average shares outstanding method.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Target 2040 Fund
	Class I					Class T
	2017	2016	2015	2014	2013(1)	2017	2016(2)
Net Asset Value, Beginning of Year	$11.71	$13.05	$12.25	$10.87	$10.00	$11.70	$13.09
Net Investment Income(3)(4)	0.17	0.20	0.16	0.17	0.10	0.18	0.20
Capital gain distributions received from affiliated investments(3)	0.04	0.03	0.02	0.01	0.02	0.04	0.03
Realized and Unrealized Gain (Loss) on Investments	1.20	(0.59)	0.79	1.41	0.84	1.19	(0.65)
Total from Investment Operations	1.41	(0.36)	0.97	1.59	0.96	1.41	(0.42)
Dividends from Net Investment Income	(0.14)	(0.19)	(0.17)	(0.13)	(0.09)	(0.12)	(0.18)
Distributions from Net Realized Gains	(0.04)	(0.79)	–	(0.08)	–	(0.04)	(0.79)
Total Distributions	(0.18)	(0.98)	(0.17)	(0.21)	(0.09)	(0.16)	(0.97)
Net Asset Value, End of Year	$12.94	$11.71	$13.05	$12.25	$10.87	$12.95	$11.70

Total Return	12.09%	(2.64)%	8.00%	14.72%	9.74%	12.15%	(3.12)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$3,199	$3,297	$2,409	$1,259	$1,097	$ 2	$ 1
Ratio of Expenses to Average Net Assets(5)	0.11%	0.11%	0.11%	0.11%	0.11%	0.01%	0.21%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.70%	1.24%	1.52%	1.42%	1.47%	1.73%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(5)	3.61%	5.24%	6.46%	8.79%	12.34%	3.50%	5.30%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(2.11)%	(3.43)%	(5.11)%	(7.16)%	(10.81)%	(2.02)%	(3.36)%
Portfolio Turnover Rate	34%	27%	103%	7%	0%	34%	27%

(1)	Class I commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Class T commenced operations on April 28, 2015. Prior to September 2, 2015, net assets of this share class represented seed capital; therefore, no information is presented for the 2015 fiscal year.

(3)	Per share data calculated using average shares outstanding method.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

	Target 2050 Fund
			Class I				Class T
	2017	2016	2015	2014	2013(1)	2017	2016	2015(2)
Net Asset Value, Beginning of Year	$8.59	$13.21	$12.41	$10.93	$10.00	$9.63	$13.22	$13.31
Net Investment Income(3)(4)	0.12	0.15	0.18	0.17	0.10	0.10	0.14	– *
Capital gain distributions received from affiliated investments(3)	0.03	0.01	0.03	0.01	0.01	0.03	0.01	–
Realized and Unrealized Gain (Loss) on Investments	0.95	(0.53)	0.76	1.49	0.91	1.17	0.29	(0.09)
Total from Investment Operations	1.10	(0.37)	0.97	1.67	1.02	1.30	0.44	(0.09)
Dividends from Net Investment Income	(0.11)	(0.22)	(0.17)	(0.13)	(0.09)	(0.09)	–	–
Distributions from Net Realized Gains	(0.09)	(4.03)	– *	(0.06)	–	(0.09)	(4.03)	–
Total Distributions	(0.20)	(4.25)	(0.17)	(0.19)	(0.09)	(0.18)	(4.03)	–
Net Asset Value, End of Year	$9.49	$8.59	$13.21	$12.41	$10.93	$10.75	$9.63	$13.22

Total Return	12.96%	(2.56)%	7.88%	15.41%	10.28%	13.64%	4.38%	(0.68)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$1,358	$1,166	$1,729	$1,350	$1,164	$3	$– (5)	$5
Ratio of Expenses to Average Net Assets(6)	0.11%	0.11%	0.11%	0.11%	0.11%	0.48%	0.59%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.33%	1.50%	1.37%	1.48%	1.38%	0.97%	1.05%	(0.28)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(6)	9.34%	14.71%	7.95%	9.27%	12.00%	9.53%	19.44%	5.81%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(7.90)%	(13.10)%	(6.47)%	(7.68)%	(10.51)%	(8.08)%	(17.80)%	(5.44)%
Portfolio Turnover Rate	42%	74%	52%	7%	0%	42%	74%	52%

*	Amount represents less than $0.005 per share.

(1)	Class I commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Class T commenced operations on April 28, 2015. All ratios for the period have been annualized. Total return for the period has not been annualized.

(3)	Per share data calculated using average shares outstanding method.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	At May 31, 2016, net assets of the Class T Shares represented initial seed capital.

(6)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C  R e t i r e m e n t  I n c o m e  F u n d

S C H E D U LE  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
MUTUAL FUNDS — 99.8%
Domestic Equity Funds — 23.2%
PNC Multi-Factor Large Cap Growth Fund,
Class I Shares†	9,399	$307
PNC Multi-Factor Large Cap Value Fund,
Class I Shares†	12,379	287
PNC Multi-Factor Small Cap Core Fund,
Class I Shares†	2,526	61
PNC S&P 500 Index Fund,
Class I Shares†	9,933	180
PNC Small Cap Fund,
Class I Shares*†	2,509	57

		892

Fixed Income Funds — 55.4%
Eaton Vance Floating-Rate Fund,
Class I Shares	5,529	50
PNC Bond Fund,
Class I Shares†	168	2
PNC Limited Maturity Bond Fund,
Class I Shares†	83,834	850
PNC Total Return Advantage Fund,
Class I Shares†	88,897	959
Vanguard Inflation-Protected Securities Fund,
Admiral Shares	10,214	265

		2,126

International Equity Funds — 6.9%
PNC International Equity Fund,
Class I Shares†	9,741	213
Vanguard Emerging Markets Stock Index Fund,
Admiral Shares	1,585	54

		267

Money Market Fund — 12.5%
PNC Government Money Market Fund,
Class I Shares 0.650%† (A)	480,075	480

Real Estate Fund — 1.8%
Vanguard REIT Index Fund,
Admiral Shares	579	67

Total Mutual Funds
(Cost $3,624)		3,832

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 0.5%
International Equity Funds — 0.5%
iShares MSCI EAFE Small-Cap ETF†	148	$9
Vanguard FTSE All World ex-US Small-Cap ETF	80	8

		17

Total Exchange-Traded Funds
(Cost $14)		17

TOTAL INVESTMENTS — 100.3%
(Cost $3,638)**		3,849

Other Assets & Liabilities – (0.3)%		(10)

TOTAL NET ASSETS — 100.0%		$3,839

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $3,635.

Gross unrealized appreciation (000)	$217
Gross unrealized depreciation (000)	(3)
Net unrealized appreciation (000)	$214

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A) The	rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Exchange-Traded Funds	$17	$–	$–	$17
Mutual Funds	3,832	–	–	3,832

Total Assets - Investments in Securities	$3,849	$–	$–	$3,849

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  T a r g e t  2 0 2 0  F u n d

S C H E D U LE  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
MUTUAL FUNDS — 97.3%
Domestic Equity Funds — 28.0%
PNC Multi-Factor Large Cap Growth Fund,
Class I Shares†	23,717	$775
PNC Multi-Factor Large Cap Value Fund,
Class I Shares†	32,068	742
PNC Multi-Factor Small Cap Core Fund,
Class I Shares†	5,981	145
PNC S&P 500 Index Fund,
Class I Shares†	22,821	414
PNC Small Cap Fund,
Class I Shares*†	6,248	142

		2,218

Fixed Income Funds — 49.5%
Eaton Vance Floating-Rate Fund,
Class I Shares	15,167	137
PNC Limited Maturity Bond Fund,
Class I Shares†	120,709	1,224
PNC Total Return Advantage Fund,
Class I Shares†	186,389	2,011
Vanguard Inflation-Protected Securities Fund,
Admiral Shares	21,066	546

		3,918

International Equity Funds — 8.9%
PNC International Equity Fund,
Class I Shares†	25,907	567
Vanguard Emerging Markets Stock Index Fund,
Admiral Shares	3,986	135

		702

Money Market Fund — 7.3%
PNC Government Money Market Fund,
Class I Shares 0.650%† (A)	574,951	575

Real Estate Fund — 3.6%
Vanguard REIT Index Fund,
Admiral Shares	2,405	280

Total Mutual Funds
(Cost $7,144)		7,693

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 2.8%
Commodity Fund — 2.3%
PowerShares DB Commodity Index
Tracking Fund*	12,326	$180

International Equity Funds — 0.5%
iShares MSCI EAFE Small-Cap ETF†	387	22
Vanguard FTSE All World ex-US Small-Cap ETF	201	22

		44

Total Exchange-Traded Funds
(Cost $199)		224

TOTAL INVESTMENTS — 100.1%
(Cost $7,343)**		7,917

Other Assets & Liabilities – (0.1)%		(6)

TOTAL NET ASSETS — 100.0%		$7,911

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $7,427.

Gross unrealized appreciation (000)	$586
Gross unrealized depreciation (000)	(10)
Net unrealized appreciation (000)	$576

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A) The	rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Exchange-Traded Funds	$224	$–	$–	$224
Mutual Funds	7,693	–	–	7,693

Total Assets - Investments in Securities	$7,917	$–	$–	$7,917

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  T a r g e t  2 0 3 0  F u n d

S C H E D U LE  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
MUTUAL FUNDS — 95.7%
Domestic Equity Funds — 42.3%
PNC Multi-Factor Large Cap Growth Fund,
Class I Shares†	47,794	$1,562
PNC Multi-Factor Large Cap Value Fund,
Class I Shares†	67,126	1,552
PNC Multi-Factor Small Cap Core Fund,
Class I Shares†	13,886	336
PNC S&P 500 Index Fund,
Class I Shares†	51,512	933
PNC Small Cap Fund,
Class I Shares*†	14,552	332

		4,715

Fixed Income Funds — 30.5%
Eaton Vance Floating-Rate Fund,
Class I Shares	22,132	200
PNC Limited Maturity Bond Fund,
Class I Shares†	32,836	333
PNC Total Return Advantage Fund,
Class I Shares†	229,771	2,479
Vanguard Inflation-Protected Securities Fund,
Admiral Shares	15,007	389

		3,401

International Equity Funds — 15.0%
PNC International Equity Fund,
Class I Shares†	58,607	1,284
Vanguard Emerging Markets Stock Index Fund,
Admiral Shares	11,385	385

		1,669

Money Market Fund — 4.1%
PNC Government Money Market Fund,
Class I Shares 0.650%† (A)	462,677	463

Real Estate Fund — 3.8%
Vanguard REIT Index Fund,
Admiral Shares	3,643	425

Total Mutual Funds
(Cost $9,698)		10,673

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 4.3%
Commodity Fund — 2.8%
PowerShares DB Commodity Index
Tracking Fund*	21,942	$320

International Equity Funds — 1.5%
iShares MSCI EAFE Small-Cap ETF†	1,431	83
Vanguard FTSE All World ex-US Small-Cap ETF	771	83

		166

Total Exchange-Traded Funds
(Cost $459)		486

TOTAL INVESTMENTS — 100.0%
(Cost $10,157)**		11,159

Other Assets & Liabilities – 0.0%		(3)

TOTAL NET ASSETS — 100.0%		$11,156

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $10,213.

Gross unrealized appreciation (000)	$1,018
Gross unrealized depreciation (000)	(72)
Net unrealized appreciation (000)	$946

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A) The	rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Exchange-Traded Funds	$486	$–	$–	$486
Mutual Funds	10,673	–	–	10,673

Total Assets - Investments in Securities	$11,159	$–	$–	$11,159

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  T a r g e t   2 0 4 0  F u n d

S C H E D U LE  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
MUTUAL FUNDS — 94.9%
Domestic Equity Funds — 52.7%
PNC Multi-Factor Large Cap Growth Fund,
Class I Shares†	17,614	$576
PNC Multi-Factor Large Cap Value Fund,
Class I Shares†	23,819	551
PNC Multi-Factor Small Cap Core Fund,
Class I Shares†	4,792	116
PNC S&P 500 Index Fund,
Class I Shares†	18,195	330
PNC Small Cap Fund,
Class I Shares*†	4,982	113

		1,686

Fixed Income Funds — 15.3%
Eaton Vance Floating-Rate Fund,
Class I Shares	3,849	35
PNC Total Return Advantage Fund,
Class I Shares†	39,204	423
Vanguard Inflation-Protected Securities Fund,
Admiral Shares	1,206	31

		489

International Equity Funds — 19.6%
PNC International Equity Fund,
Class I Shares†	22,267	488
Vanguard Emerging Markets Stock Index Fund,
Admiral Shares	4,155	140

		628

Money Market Fund — 3.8%
PNC Government Money Market Fund,
Class I Shares 0.650%† (A)	122,943	123

Real Estate Fund — 3.5%
Vanguard REIT Index Fund,
Admiral Shares	968	113

Total Mutual Funds
(Cost $2,649)		3,039

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 5.4%
Commodity Fund — 2.8%
PowerShares DB Commodity Index
Tracking Fund*	6,193	$90

International Equity Funds — 2.6%
iShares MSCI EAFE Small-Cap ETF†	717	42
Vanguard FTSE All World ex-US Small-Cap ETF	379	41

		83

Total Exchange-Traded Funds
(Cost $155)		173

TOTAL INVESTMENTS — 100.3%
(Cost $2,804)**		3,212

Other Assets & Liabilities – (0.3)%		(11)

TOTAL NET ASSETS — 100.0%		$3,201

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $2,839.

Gross unrealized appreciation (000)	$410
Gross unrealized depreciation (000)	(37)
Net unrealized appreciation (000)	$373

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A) The	rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Exchange-Traded Funds	$173	$–	$–	$173
Mutual Funds	3,039	–	–	3,039

Total Assets - Investments in Securities	$3,212	$–	$–	$3,212

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  T a r g e t  2 0 5 0   F u n d

S C H E D U LE  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
MUTUAL FUNDS — 95.1%
Domestic Equity Funds — 57.7%
PNC Multi-Factor Large Cap Growth Fund,
Class I Shares†	8,136	$266
PNC Multi-Factor Large Cap Value Fund,
Class I Shares†	11,101	257
PNC Multi-Factor Small Cap Core Fund,
Class I Shares†	2,223	54
PNC S&P 500 Index Fund,
Class I Shares†	8,514	154
PNC Small Cap Fund,
Class I Shares*†	2,353	54

		785

Fixed Income Funds — 9.2%
Eaton Vance Floating-Rate Fund,
Class I Shares	870	8
PNC Total Return Advantage Fund,
Class I Shares†	10,037	108
Vanguard Inflation-Protected Securities Fund,
Admiral Shares	350	9

		125

International Equity Funds — 21.6%
PNC International Equity Fund,
Class I Shares†	10,318	226
Vanguard Emerging Markets Stock Index Fund,
Admiral Shares	1,986	67

		293

Money Market Fund — 3.3%
PNC Government Money Market Fund,
Class I Shares 0.650%† (A)	45,486	45

Real Estate Fund — 3.3%
Vanguard REIT Index Fund,
Admiral Shares	390	46

Total Mutual Funds
(Cost $1,126)		1,294

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 5.7%
Commodity Fund — 2.9%
PowerShares DB Commodity Index
Tracking Fund*	2,737	$40

International Equity Funds — 2.8%
iShares MSCI EAFE Small-Cap ETF†	331	19
Vanguard FTSE All World ex-US Small-Cap ETF	177	19

		38

Total Exchange-Traded Funds
(Cost $71)		78

TOTAL INVESTMENTS — 100.8%
(Cost $1,197)**		1,372

Other Assets & Liabilities – (0.8)%		(11)

TOTAL NET ASSETS — 100.0%		$1,361

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $1,205.

Gross unrealized appreciation (000)	$176
Gross unrealized depreciation (000)	(9)
Net unrealized appreciation (000)	$167

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A) The	rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Exchange-Traded Funds	$78	$–	$–	$78
Mutual Funds	1,294	–	–	1,294

Total Assets - Investments in Securities	$1,372	$–	$–	$1,372

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  T a r g e t  D a t e  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y   3 1 ,  2 0 1 7

	Retirement Income Fund	Target 2020 Fund	Target 2030 Fund

ASSETS
Investments in non-affiliates at value	$444	$1,300	$1,802
Investments in affiliates at value	3,405	6,617	9,357

Total Investments at value	3,849	7,917	11,159

Receivable for shares of beneficial interest issued	2	3	7
Dividends and interest receivable	3	7	6
Receivable from Adviser	10	9	9
Prepaid expenses	4	4	4
Other assets	1	2	2

Total Assets	3,869	7,942	11,187

LIABILITIES
Administration fees payable	4	4	4
Custodian fees payable	4	4	4
Transfer agent fees payable	7	7	7
Trustees’ deferred compensation payable	1	2	2
Other liabilities	14	14	14

Total Liabilities	30	31	31

TOTAL NET ASSETS	$3,839	$7,911	$11,156

Investments in non-affiliates at cost	$418	$1,209	$1,700
Investments in affiliates at cost	3,220	6,134	8,457

Total Investments at cost	$3,638	$7,343	10,157

NET ASSETS:
Paid-in Capital (Unlimited Authorization — No Par Value)	$3,572	$7,296	$10,016
Undistributed (Distributions in Excess of ) Net Investment Income	6	38	36
Accumulated Net Realized Gain (Loss) on Investments	50	3	102
Net Unrealized Appreciation/Depreciation on Investments	211	574	1,002

Total Net Assets	$3,839	$7,911	$11,156

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$3,839,161	$7,911,062	$11,155,894

Class I shares outstanding	368,179	680,956	875,843

Net Asset Value, Offering and Redemption Price Per Share	$10.43	$11.62	$12.74

Net assets applicable to Class T(1)	$10.62	$10.46	$10.85

Class T shares outstanding	1.005	0.895	0.839

Net Asset Value and Redemption Price Per Share	$10.57	$11.69	$12.93

Maximum Offering Price Per Share(2)	$10.95	$12.11	$13.40

Maximum Sales Charge Per Share	3.50%	3.50%	3.50%

(1)

At May 31, 2017, net assets of the Class T Shares of the Retirement Income Fund, the Target 2020 Fund and the Target 2030 Fund represented initial seed capital. There was no other shareholder activity in this share class for Retirement Income Fund and Target 2030 Fund during the reporting period.

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

	Target 2040 Fund	Target 2050 Fund

ASSETS
Investments in non-affiliates at value	$450	$189
Investments in affiliates at value	2,762	1,183

Total Investments at value	3,212	1,372

Receivable for shares of beneficial interest issued	2	3
Dividends and interest receivable	1	–
Receivable from Adviser	11	11
Prepaid expenses	4	4
Other assets	1	1

Total Assets	3,231	1,391

LIABILITIES
Administration fees payable	4	5
Custodian fees payable	4	4
Transfer agent fees payable	7	7
Trustees’ deferred compensation payable	1	1
Other liabilities	14	13

Total Liabilities	30	30

TOTAL NET ASSETS	$3,201	$1,361

Investments in non-affiliates at cost	$410	$170
Investments in affiliates at cost	2,394	1,027

Total Investments at cost	$2,804	$1,197

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$2,710	$1,146
Undistributed (Distributions in Excess of ) Net Investment Income	6	–
Accumulated Net Realized Gain (Loss) on Investments	77	40
Net Unrealized Appreciation/Depreciation on Investments	408	175

Total Net Assets	$3,201	$1,361

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$3,199,007	$1,357,746

Class I shares outstanding	247,211	142,997

Net Asset Value, Offering and Redemption Price Per Share	$12.94	$9.49

Net assets applicable to Class T	$1,706	$3,098

Class T shares outstanding	131.78	288.27

Net Asset Value and Redemption Price Per Share	$12.95	$10.75

Maximum Offering Price Per Share(1)	$13.42	$11.14

Maximum Sales Charge Per Share	3.50%	3.50%

(1)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

P N C  T a r g e t  D a t e  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 7

	Retirement Income Fund	Target 2020 Fund
Investment Income:
Dividends from unaffiliated investments	$22	$56
Dividends from affiliated investments(1)	39	84
Total Investment Income	61	140
Expenses:
Administration fees	28	29
Transfer agent fees	20	20
Custodian fees	15	15
Professional fees	32	33
Pricing service fees	1	1
Printing and shareholder reports	1	2
Registration and filing fees	17	18
Trustees’ fees	7	8
Miscellaneous	3	3
Total Expenses	124	129
Less:
Adviser expense reimbursement(1)	(119)	(120)
Net Expenses	5	9
Net Investment Income (Loss)	56	131
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments sold	30	53
Net realized gain (loss) on affiliated investments sold(1)	10	31
Capital gain distributions received from affiliated investments	10	26
Net change in unrealized appreciation/depreciation on unaffiliated investments	(13)	(4)
Net change in unrealized appreciation/depreciation on affiliated investments	107	304
Net Gain (Loss) on Investments	144	410
Net Increase (Decrease) in Net Assets Resulting from Operations	$200	$541

(1) See	Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Target 2030 Fund	Target 2040 Fund	Target 2050 Fund

$67	$19	$7
106	33	12
173	52	19

29	28	28
20	20	20
15	15	15
33	32	31
1	1	1
2	2	2
19	18	17
8	7	7
4	2	1
131	125	122

(119)	(121)	(121)
12	4	1
161	48	18

67	36	18
24	42	15
37	12	5
38	11	2
683	248	106
849	349	146
$1,010	$397	$164

See Notes to Financial Statements.

P N C  T a r g e t  D a t e  F u n d s

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S   (000)

	Retirement Income Fund		Target 2020 Fund
	For the Year Ended		For the Year Ended

	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
Investment Activities:
Net investment income (loss)	$ 56	$ 36	$ 131	$ 92
Net realized gain (loss) on investments sold and capital gain distributions received from affiliated investments	50	9	110	(104)
Net change in unrealized appreciation/depreciation on investments	94	34	300	171
Net increase (decrease) in net assets resulting from operations	200	79	541	159
Dividends to Shareholders:
Dividends from net investment income:
Class I	(49)	(35)	(114)	(71)
Distributions from net realized gains:
Class I	(8)	(57)	–	(91)
Total dividends and distributions	(57)	(92)	(114)	(162)
Share Transactions:
Proceeds from shares issued:
Class I	195	3,587	610	6,631
Class T	–	–	–	3
Reinvestment of dividends and distributions:
Class I	57	93	114	162
Total proceeds from shares issued and reinvested	252	3,680	724	6,796
Value of shares redeemed:
Class I	(249)	(2,591)	(1,547)	(2,035)
Class T	–	–	(3)	–
Total value of shares redeemed	(249)	(2,591)	(1,550)	(2,035)
Increase (decrease) in net assets from share transactions	3	1,089	(826)	4,761
Total increase (decrease) in net assets	146	1,076	(399)	4,758
Net Assets:
Beginning of year	3,693	2,617	8,310	3,552
End of year*	$3,839	$3,693	$7,911	$8,310

*Including undistributed (distributions in excess of ) net investment income	$ 6	$ 4	$ 38	$ 36

See Notes to Financial Statements.

Target 2030 Fund		Target 2040 Fund		Target 2050 Fund
For the Year Ended		For the Year Ended		For the Year Ended

May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016

$ 161	$ 111	$ 48	$ 45	$ 18	$ 14

128	(36)	90	(3)	38	103

721	62	259	(54)	108	(119)
1,010	137	397	(12)	164	(2)

(142)	(93)	(40)	(41)	(18)	(14)

–	(145)	(10)	(169)	(13)	(257)
(142)	(238)	(50)	(210)	(31)	(271)

2,324	5,422	717	1,614	477	642
–	–	–	2	3	–

142	238	50	210	31	270
2,466	5,660	767	1,826	511	912

(1,182)	(665)	(1,211)	(715)	(449)	(1,202)
–	–	–	–	–	(5)
(1,182)	(665)	(1,211)	(715)	(449)	(1,207)
1,284	4,995	(444)	1,111	62	(295)
2,152	4,894	(97)	889	195	(568)

9,004	4,110	3,298	2,409	1,166	1,734
$11,156	$9,004	$3,201	$3,298	$1,361	$1,166

$ 36	$ 22	$ 6	$ 2	$ –	$ 1

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N   F U N D  O V E R V I E W  ( U n a u d i t e d )

Michael Coleman

Equity Analyst

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Managing Director, Multi-Asset Strategies

Portfolio Manager

Since 2016

Mark McGlone

President, Chief Investment Officer

Portfolio Manager

Since 2012

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Fixed Income Analyst

Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Balanced Allocation Fund seeks to provide long-term capital appreciation and current income by investing in a diversified portfolio of common stocks, fixed income securities and cash equivalents with varying asset allocations.

How did the Fund perform during the annual period?

During the annual period, PNC Balanced Allocation Fund returned 7.86% to Class C Shares investors(1) and 9.94% to Class I Shares investors. The Fund’s benchmark, a 60% S&P 500® Index(2) and 40% Bloomberg Barclays U.S. Aggregate Bond Index(3) blend(4), returned 10.92%.

What factors most significantly affected the Fund’s performance during the annual period?

•	The Fund posted solid absolute gains, but selection overall detracted from its relative results during the annual period.

○

Within the equity portion of the Fund, several actively managed investments underperformed their respective benchmarks during the annual period, particularly those focused on small-cap and large-cap equities.

○	The fixed income portion of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the annual period, buoying relative results.

•

Allocation overall contributed positively to the Fund’s relative results due in part to exposure to international equities, which outperformed the exclusively U.S. large-cap equity-focused S&P 500® Index during the annual period. Additionally, the performance of small-cap equities and emerging markets equities outperformed the S&P 500® Index during the annual period, and thus exposure to these market segments added value. A 2.5% allocation to cash during an annual period when equity markets rallied and fixed income produced positive returns modestly detracted from relative results.

○	U.S. large-cap equities produced positive double-digit gains that outpaced fixed income during the annual period.

○	Fixed income returns were modestly positive during the annual period but underperformed U.S. large-cap equities.

○	International developed equities, emerging market equities and U.S. small-cap equities outperformed U.S. large-cap equities during the annual period.

•

As of May 31, 2017, the Fund was allocated approximately 57.9% to equities, 40.3% to fixed income and 1.8% to cash, compared to 58% to equities, 39.5% to fixed income and 2.5% to cash at the start of the annual period.

○

Within the Fund’s equity allocation, its exposure to an international growth ETF was eliminated during the second half of the annual period in favor of an investment in the actively managed PNC International Growth Fund. Additionally, the Fund’s exposure to an emerging markets ETF was eliminated given emerging markets equity exposure gained through its investment in the actively managed PNC International Growth Fund.

P N C  E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N  F U N D  O V E R V I E W  ( U n a u d i t e d )

Portfolio Holdings

Asset Allocation

Equity Securities	57.8%
Fixed Income Securities	40.3
Cash	1.9
100.0%

The tables present portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Balanced Allocation Fund

Common Stocks	32.5%
Corporate Bonds	17.2
Mutual Fund	11.5
U.S. Treasury Obligations	10.3
Exchange-Traded Funds	10.2
U.S. Government Agency Mortgage-Backed Obligations	9.5
Foreign Common Stocks	3.4
Asset-Backed Securities	3.0
Money Market Fund	1.9
Master Limited Partnerships	0.2
Transportation Revenue Bond	0.2
Other Government and Agency Obligation	0.1
100.0%

P N C  E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N  F U N D  O V E R V I E W  (U n a u d i t e d)

Average Annual Total Returns as of 05/31/17(5)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (7)	Total Net Fund Operating Expenses (7)
Class I Shares	7/10/98	9.94%		4.54%	8.33%	4.40%	5.05%	N/A	N/A		1.69%	1.01%
Class A Shares(1)	7/31/98	4.38%		2.53%	6.98%	3.62%	4.52%	4.75%	1.00%	(6)	1.98%	1.30%
Class C Shares	4/20/00	7.86%	(1)	3.55%	7.28%	3.37%	3.30%	N/A	1.00%		2.69%	2.01%
Class T Shares(1)	4/28/15	5.87%		N/A	N/A	N/A	1.99%	3.50%	1.00%	(6)	2.19%	1.51%
60/40 Hybrid of the S&P 500® Index/Bloomberg Barclays U.S. Aggregate Bond Index		10.92%		7.18%	10.10%	6.25%	5.96%	N/A	N/A		N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index		1.58%		2.53%	2.24%	4.46%	5.00%	N/A	N/A		N/A	N/A
S&P 500® Index		17.47%		10.14%	15.42%	6.94%	6.06%	N/A	N/A		N/A	N/A

(1)Performance of Class A and Class T Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(4)The 60/40 Hybrid of S&P 500® Index and Bloomberg Barclays U.S. Aggregate Bond Index is a blend of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.

(5)The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A and Class T Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(6)This Max CDSC applies only to purchases of $1,000,000 or more of Class A and Class T Shares if the shares are redeemed within 12 months of the date of purchase.

(7)Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C   E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W ( U n a u d i t e d )

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 2017

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Emerging Markets Equity Fund seeks to provide long-term capital appreciation by primarily investing primarily in a portfolio of equity securities that are tied economically to a number of emerging market countries throughout the world.

The PNC Emerging Markets Equity Fund launched on March 31, 2017.

How did the Fund perform during the period from its inception on March 31, 2017 through May 31, 2017 (the “reporting period”)?

During the reporting period, PNC Emerging Markets Equity Fund returned 10.90% to Class I Shares investors. The Fund’s benchmark, the MSCI Emerging Markets Index(1) (the “Index”), returned 5.21%.

What factors most significantly affected the Fund’s performance during the reporting period?

•	During the reporting period, top-down country allocation, individual security selection and sector allocation decisions overall contributed positively to the Fund’s results relative to the Index.

•

Security selection contributed most positively within the healthcare, financials, information technology and industrials sectors. Having an underweighted allocation to energy, which was the weakest sector in the Index during the reporting period, and having an overweighted allocation to information technology, which was the second best performing sector in the Index during the reporting period, helped as well.

•

Partially offsetting these positive contributors was weaker stock selection in the consumer staples sector, which detracted. Having an overweighted exposure to healthcare, which lagged the Index during the reporting period, and having an allocation to cash during a period when the Index rose further dampened relative results.

•

From a country perspective, positioning in China, Brazil and Russia contributed most positively to the Fund’s results. There were no significant detractors from a country perspective during the reporting period, but positioning in Poland, Italy and South Korea detracted modestly from relative results.

•

Among individual positions, holdings in Turkey-based aerospace and defense equipment manufacturer Aselsan Elektronik Sanayi ve Ticaret, United Arab Emirates-based diversified healthcare company NMC Health and Argentina-based online trading site operator for the Latin American markets MercadoLibre contributed most positively to the Fund’s relative results during the reporting period.

•

Conversely, Taiwan-based automobile components manufacturer Tung Thih Electronic, South Korea-based digital musical platform operator Loen Entertainment and India-based base metals producer Vedanta detracted most from the Fund’s relative performance during the reporting period.

P N C  E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Emerging Markets Equity Fund

South Korea	16.2%
China	9.3
Hong Kong	9.0
Taiwan	8.9
Cayman Islands	5.7
Thailand	5.6
Turkey	5.2
Hungary	4.1
Eighteen Other Countries	30.0
Money Market Fund	4.9
Exchange-Traded Fund	1.1
100.0%

P N C   E q u i t y   F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

Total Returns as of 05/31/17(2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3)	Total Net Fund Operating Expenses (3)
Class I Shares	3/31/17	N/A	N/A	N/A	N/A	10.90%	N/A	N/A	3.07%	1.26%
MSCI Emerging Markets Index		N/A	N/A	N/A	N/A	5.21%	N/A	N/A	N/A	N/A

(1)

The MSCI Emerging Markets Index is designed to measure the performance of growth companies within developed and emerging equity markets, excluding the U.S. and frontier markets. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(2)

The graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the March 31, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least March 31, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L    E Q U I T Y    F U N D    O V E R V I E W    ( U n a u d i t e d )

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 1998

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC International Equity Fund seeks to provide long-term capital appreciation by investing in a portfolio of equity securities that are tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the annual period?

During the annual period, PNC International Equity Fund returned 16.86% to Class C Shares investors(1) and 19.02% to Class I Shares investors. The Fund’s benchmark, the MSCI ACWI ex USA Index(2) (the “Index”), returned 18.24%.

What factors most significantly affected the Fund’s performance during the annual period?

•

Effective individual security selection and sector allocation overall contributed favorably to the Fund’s relative results during the annual period. Top-down country allocation decisions as a whole detracted from the Fund’s relative results.

•

Security selection was most effective within the industrials, energy, telecommunication services and financials sectors. Having an overweighted allocation to materials, which significantly outpaced the Index during the annual period, further boosted the Fund’s relative results.

•

Partially offsetting these positive factors was the detracting effect of weaker stock selection in the healthcare, consumer staples and materials sectors. Having an allocation to cash during a period when the Index gained substantially detracted from relative performance as well.

•

From a country perspective, individual security selection was most effective within the U.K., Germany and China. Having an underweighted allocation to Canada, which significantly lagged the Index during the annual period, also contributed positively to the Fund’s performance.

•

Conversely, weaker stock selection in Japan, Australia, Austria and the Netherlands detracted from Fund results. Also detracting from relative performance were having an overweighted allocation to Israel, which underperformed the Index during the annual period, and having underweighted allocations to Brazil, China and Taiwan, which each significantly outperformed the Index during the annual period.

•

Amongst individual positions, France-based luxury products manufacturer Christian Dior, Australia-based professional services provider to the energy industry Worley Parsons and Japan-based chemical products producer Showa Denko contributed most positively to the Fund’s relative results during the annual period.

•

Conversely, holdings in Japan-based specialty pharmaceutical company ONO Pharmaceutical, Israel-based global pharmaceutical company Teva Pharmaceutical Industries and Japan-based medical equipment developer CYBERDYNE detracted most from the Fund’s relative performance during the annual period.

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

International Equity Fund

Germany	12.9%
United Kingdom	12.2
Japan	12.0
South Korea	4.6
Switzerland	4.4
France	4.1
Norway	3.4
Sweden	3.2
Thirty Other Countries	38.9
Money Market Fund	3.4
Exchange-Traded Fund	0.9
100.0%

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

	Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	8/1/97	19.02%		3.83%	12.52%	3.29%	5.49%	N/A	N/A		1.07%	0.99%
Class A Shares(1)	8/1/97	12.18%		1.56%	10.92%	2.43%	4.89%	5.50%	1.00	%(4)	1.37%	1.29%
Class C Shares	1/5/00	16.86	%(1)	2.86%	11.45%	2.30%	2.56%	N/A	1.00%		2.07%	1.99%
MSCI ACWI ex USA Index		18.24%		1.26%	8.39%	1.18%	N/A	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The MSCI ACWI ex USA Index, an unmanaged index capturing larger, mid- and small-cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Martin C. Schulz, J.D.

Managing Director,

International Equity

Portfolio Manager

Since 2016

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC International Growth Fund seeks to provide long-term capital appreciation by primarily investing in a portfolio of equity securities that are tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the annual period?

During the annual period, PNC International Growth Fund returned 10.12% to Class A Shares investors(1) and 16.48% to Class I Shares investors. The Fund’s benchmark, the MSCI ACWI ex USA Growth Index(2) (the “Index”), returned 16.83%.

What factors most significantly affected the Fund’s performance during the annual period?

•

While the Fund posted robust absolute returns, top-down country allocation and individual security selection decisions overall detracted from results relative to the Index. Sector allocation as a whole contributed positively.

•

Security selection detracted most within the consumer staples, materials and information technology sectors. Having an overweighted allocation to healthcare, which significantly lagged the Index during the annual period, also detracted from relative performance. Having an allocation to cash during a period when the Index rallied dampened relative results as well.

•

Partially offsetting these detractors was effective stock selection in the industrials, financials, real estate and telecommunication services sectors. Having an underweight to consumer staples, which lagged the Index during the annual period, and having an overweight to information technology, which was by far the best performing sector in the Index during the annual period, also contributed positively.

•	From a country perspective, positioning in Japan, France and Australia detracted from Fund results. Conversely, individual security selection was most effective within the U.K., Germany and China.

•

Among individual positions, holdings in Japan-based specialty pharmaceutical company ONO Pharmaceutical, Japan-based medical equipment developer CYBERDYNE and Australia-based organic foods producer Bellamy’s Australia detracted most from the Fund’s relative performance during the annual period.

•

Conversely, China-based K-12 after-school tutoring services provider TAL Education Group, United Arab Emirates-based diversified healthcare company NMC Health and India-based corporate banking services firm HDFC Bank contributed most positively to the Fund’s relative results during the annual period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

International Growth Fund
Japan	14.8%
Germany	10.3
United Kingdom	9.1
Switzerland	7.1
China	4.6
Hong Kong	4.6
Netherlands	4.2
Denmark	3.2
Twenty Three Other Countries	37.5
Exchange-Traded Funds	3.3
Money Market Fund	1.3
100.0%

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	2/29/16	16.48%	N/A	N/A	N/A	21.19%	N/A	N/A	6.49%	0.86%
Class A Shares(1)	2/29/16	10.12%	N/A	N/A	N/A	15.76%	5.50%	1.00%(4)	6.75%	1.12%
MSCI ACWI ex USA Growth Index		16.83%	N/A	N/A	N/A	20.88%	N/A	N/A	N/A	N/A

(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The MSCI All Country World Index (“ACWI”) ex USA Growth Index is designed to measure the performance of growth companies within developed and emerging equity markets, excluding the U.S. and frontier markets. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C AP  F U N D  O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Effective March 31, 2017, PNC Large Cap Core Fund was renamed PNC Multi-Factor All Cap Fund and its benchmark was changed from the S&P 500® Index to the Russell 3000® Index. Further, the Fund changed its strategy and now invests in equity securities issued by large-cap, mid-cap and small-cap companies primarily in those issuers with market capitalizations within the market capitalization range of companies in the Russell 3000® Index. Also at that time, the Adviser began to employ a multi-factor process to identify the companies for portfolio investment. Given that the Fund did not employ this investment strategy and process during the majority of the annual period, this commentary does not address the impact of the multi-factor approach on Fund performance during the annual period.

PNC Multi-Factor All Cap Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of domestic small-, mid-, and large-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor All Cap Fund returned 8.14% to Class C Shares investors(1) and 10.17% to Class I Shares investors. The Fund’s benchmark, the Russell 3000® Index(2), (the “Index”), returned 17.69%. The Fund’s former benchmark, the S&P 500® Index(2), returned 17.47%.

What factors most significantly affected the Fund’s performance during the annual period?

•

While the Fund posted solid absolute returns, stock selection detracted most from the Fund’s performance relative to the Index during the annual period. Sector allocation overall also detracted, albeit modestly.

•

Individual security selection within the consumer discretionary, healthcare, real estate and financials sectors detracted most from the Fund’s relative results. Having an underweighted allocation to information technology, which was the best performing sector in the Index during the annual period, and having an overweighted exposure to consumer staples, which lagged the Index during the annual period, also detracted from relative performance.

•

Only partially offsetting these detractors was having an underweighted allocation to real estate, which was among the weakest sectors in the Index during the annual period, and having an overweighted allocation to the stronger consumer discretionary sector, each of which contributed positively to relative results. There were no positive sector contributors from a stock selection perspective during the annual period.

•

The biggest individual detractors from relative performance included sporting goods retailer Dick’s Sporting Goods, neurology, oncology and immunology therapies manufacturer Biogen and cardiovascular medical device manufacturer Edwards Lifesciences.

•

The biggest positive individual contributors to returns included semiconductor processing equipment manufacturer Lam Research, global financial services and retail banking firm JPMorgan Chase and semiconductor wafer fabrication equipment manufacturer Applied Materials.

P N C  E q u i t y  F u n d s

M U LT I - F A C T O R  A L L  C A P   F U N D  O VE R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Multi-Factor All Cap Fund

Consumer Discretionary	26.5%
Industrials	18.5
Financials	18.3
Information Technology	13.3
Healthcare	7.0
Master Limited Partnerships	5.5
Materials	3.9
Consumer Staples	2.3
Real Estate	1.4
Exchange-Traded Fund	1.2
Utilities	1.0
Energy	0.9
Money Market Fund	0.2
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C A P  F U N D  O VE R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	8/1/97	10.17%		8.55%	12.84%	5.35%	6.18%	N/A	N/A	1.09%	0.65%
Class A Shares(1)	8/1/97	3.81%		6.24%	11.28%	4.40%	5.57%	5.50%	1.00%(4)	1.39%	0.95%
Class C Shares	1/20/00	8.14	%(1)	7.52%	11.77%	4.25%	5.13%	N/A	1.00%	2.09%	1.65%
Russell 3000® Index		17.69%		9.68%	15.26%	6.96%	7.04%	N/A	N/A	N/A	N/A
S&P 500® Index		17.47%		10.14%	15.42%	6.94%	6.77%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

Effective March 31, 2017, the Russell 3000® Index replaced the S&P 500® Index, a widely used, unmanaged index of 500 common stocks, as the Fund’s benchmark. The Russell 3000® Index, an unmanaged index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the March 31, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least March 31, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C  E q u i t y  F u n d s

M U LT I - F A C T O R   L A R G E  C A P  G R O W T H   F U N D   O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the fund.

Effective March 31, 2017, PNC Large Cap Growth Fund was renamed PNC Multi-Factor Large Cap Growth Fund. Further, the Fund changed its strategy, which now pursues a multi-factor approach. Given that the Fund did not employ this investment strategy and process during the majority of the annual period, this commentary does not address the impact of the multi-factor approach on Fund performance during the annual period.

PNC Multi-Factor Large Cap Growth Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of growth-oriented domestic large-cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Large Cap Growth Fund returned 13.69% to Class C Shares investors(1) and 15.83% to Class I Shares investors. The Fund’s benchmark, the Russell 1000® Growth Index(2) (the “Index”), returned 20.27%.

What factors most significantly affected the Fund’s performance during the annual period?

•

While the Fund posted double-digit absolute gains, stock selection detracted most from the Fund’s performance relative to the Index during the annual period. Sector allocation overall also detracted, albeit more modestly.

•

Individual security selection within the consumer discretionary, financials and real estate sectors detracted from the Fund’s relative results most. Having an underweighted allocation to information technology, which the best performing sector in the Index during the annual period, also detracted. Having an allocation to cash during an annual period when the Index rallied strongly further dampened the Fund’s relative results.

•

These detractors were only partially offset by the positive contribution of effective individual stock selection in the industrials and information technology sectors. Having an underweighted allocation to real estate, which was the weakest sector in the Index during the annual period, also buoyed the Fund’s relative results.

•

Among the biggest individual detractors from performance were sporting goods retailer Dick’s Sporting Goods, software giant Microsoft and neurology, oncology and immunology therapies manufacturer Biogen.

•

The biggest positive individual contributors to returns included semiconductor processing equipment manufacturer Lam Research, semiconductor wafer fabrication equipment manufacturer Applied Materials and clothing retail store operator Burlington Stores.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Large Cap Growth Fund

Consumer Discretionary	23.8%
Information Technology	19.9
Industrials	18.7
Healthcare	13.4
Financials	11.1
Consumer Staples	4.6
Materials	3.2
Real Estate	2.7
Money Market Fund	1.5
Exchange-Traded Fund	1.1
100.0%

P N C  E q u i t y  F u n d s

M U LT I - F A C T O R   L A R G E  C A P  GR O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
										Total Gross	Total Net
										Fund	Fund
										Operating	Operating
	Date of						Since	Max Sales		Expenses	Expenses
	Inception	1 Year		3 Years	5 Years	10 Years	Inception	Charge	Max CDSC	(5)	(5)
Class I Shares	12/20/89	15.83%		9.96%	14.29%	6.12%	7.90%	N/A	N/A	0.89%	0.65%
Class A Shares(1)	4/15/91	9.12%		7.59%	12.72%	5.25%	7.40%	5.50%	1.00%(4)	1.19%	0.95%
Class C Shares	1/27/00	13.69	%(1)	8.99%	13.33%	5.15%	7.03%	N/A	1.00%	1.89%	1.65%
Russell 1000® Growth Index		20.27%		11.92%	15.98%	8.77%	9.28%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the March 31, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least March 31, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Effective March 31, 2017, PNC Large Cap Value Fund was renamed PNC Multi-Factor Large Cap Value Fund. Further, the Fund changed its strategy, which now pursues a multi-factor approach. Given that the Fund did not employ this investment strategy and process during the majority of the annual period, this commentary does not address the impact of the multi-factor approach on Fund performance during the annual period.

PNC Multi-Factor Large Cap Value Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of value-oriented, domestic equity securities of large-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Large Cap Value Fund returned 7.11% to Class C Shares investors(1) and 9.09% to Class I Shares investors. The Fund’s benchmark, the Russell 1000® Value Index(2) (the “Index”), returned 14.66%.

What factors most significantly affected the Fund’s performance during the annual period?

•

While the Fund posted solid absolute gains, individual security selection detracted from the Fund’s relative performance during the annual period. Sector allocation overall contributed positively, albeit modestly.

•

Detracting from the Fund’s relative results most was stock selection in the financials, consumer staples, healthcare, industrials and materials sectors. Positioning in utilities and having an allocation to cash during an annual period when the Index rallied also dampened the Fund’s relative performance.

•

Effective security selection in the information technology sector and having underweighted allocations to energy and telecommunication services, which were the two weakest sectors in the Index during the annual period, contributed most favorably to the Fund’s results.

•

The biggest individual detractors included diversified financial services institution Bank of America, integrated pharmacy healthcare provider CVS Health and self-storage facility real estate investment trust Public Storage.

•

The most significant individual contributors to performance included semiconductor processing equipment manufacturer Lam Research, global financial services and retail banking firm JPMorgan Chase and commercial banking services provider Citizens Financial Group.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Multi-Factor Large Cap Value Fund

Financials	31.1%
Consumer Discretionary	16.3
Information Technology	13.9
Industrials	12.7
Healthcare	9.1
Consumer Staples	6.7
Materials	5.7
Money Market Fund	1.3
Exchange-Traded Fund	1.1
Telecommunication Services	0.7
Energy	0.6
Utilities	0.6
Real Estate	0.2
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P   V A L U E   F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
										Total Gross	Total Net
										Fund	Fund
										Operating	Operating
	Date of						Since	Max Sales		Expenses	Expenses
	Inception	1 Year		3 Years	5 Years	10 Years	Inception	Charge	Max CDSC	(5)	(5)
Class I Shares	7/1/94	9.09%		5.77%	12.61%	3.82%	8.15%	N/A	N/A	0.83%	0.65%
Class A Shares(1)	8/22/94	2.82%		3.49%	11.05%	2.96%	7.60%	5.50%	1.00%(4)	1.13%	0.95%
Class C Shares	1/27/00	7.11	%(1)	4.89%	11.66%	2.87%	7.14%	N/A	1.00%	1.83%	1.65%
Russell 1000® Value Index		14.66%		7.70%	14.67%	5.15%	9.88%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the March 31, 2017 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least March 31, 2018, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D   O V E R V I E W  ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Core Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of small-cap equity securities that possess both value and growth characteristics.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Core Fund returned 17.27% to Class C Shares investors(1) and 18.91% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned 20.36%.

What factors most significantly affected the Fund’s performance during the annual period?

•

Historically, the multi-factor systematic approach to stock selection used by the Fund tends to outperform in trending markets and in down markets, but market transitions present challenges to the investment team’s process. The equity market exhibited a positive trend during the annual period overall. However, performance was not a steady climb upward. Rather, the market experienced a turbulent whipsaw effect immediately following several geopolitical events, including the Brexit vote in June 2016 and the U.S. presidential election in November 2016. These and other inflection points in the market proved difficult for the investment team’s process, and in particular, it was hard to keep up with the post-election bull market.

•

While the Fund’s absolute returns were robust, individual security selection detracted from its performance relative to the Index during the annual period. Sector allocation decisions overall contributed positively.

•

Detracting most from relative results was security selection within the consumer discretionary, healthcare and energy sectors. Having a position in cash, albeit modest, during an annual period when the Index rose substantially also detracted from relative performance.

•

Security selection within real estate, information technology and financials contributed most positively. Having an overweighted allocation to materials, which outpaced the Index during the annual period, and an underweighted exposure to real estate, which lagged the Index during the annual period, further buoyed the Fund’s relative results.

•

The greatest individual detractors from performance included pharmaceutical company Concordia International, oil and gas exploration and production company Whiting Petroleum and the tracking stock for media company Liberty Global’s Latin American operations Liberty Global plc LiLAC.

•

The biggest positive individual contributors to performance included plastic packaging films manufacturer AEP Industries, detention and corrections services provider CoreCivic and precision photonics and motion control components and subsystems manufacturer Novanta.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R S  M A L L  C A P  C O R E  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Core Fund

Information Technology	18.8%
Healthcare	15.7
Financials	15.2
Consumer Discretionary	12.3
Industrials	11.7
Real Estate	7.4
Utilities	4.9
Materials	3.8
Consumer Staples	3.6
Master Limited Partnerships	2.8
Money Market Fund	1.4
Energy	1.0
Exchange-Traded Fund	0.8
Telecommunication Services	0.6
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/30/05	18.91%		9.99%	17.84%	7.65%	8.55%	N/A	N/A	1.19%	0.85%
Class A Shares(1)	9/30/05	12.07%		7.63%	16.20%	6.75%	7.75%	5.50%	1.00%(4)	1.49%	1.15%
Class C Shares(6)	9/30/05	17.27	%(1)	9.09%	16.87%	6.88%	8.86%	N/A	1.00%	2.19%	1.85%
Russell 2000® Index		20.36%		8.00%	14.04%	6.40%	7.81%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small-capitalization companies based on market capitalization, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

(6)

Class C Shares of the Fund were initially offered from September 30, 2005 (inception) to June 4, 2012, after which C Shares were terminated. The Fund re-commenced offering Class C Shares of the Fund on October 3, 2016. Performance shown between June 5, 2012 and March 31, 2016 represents Class I Shares performance adjusted to reflect the original net fees of 1.95%. Performance between April 1, 2015 and October 2, 2016 reflect expense caps that were lowered across share all classes, and represents Class I Share performance adjusted to reflect the reduced Class C Share expense cap of 1.85%. Performance after October 2, 2016 represents Class C Share performance net of current fund expenses.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Growth Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of growth-oriented small-cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Growth Fund returned 14.99% to Class C Shares investors(1) and 17.16% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Growth Index(2) (the “Index”), returned 19.71%.

What factors most significantly affected the Fund’s performance during the annual period?

•

Historically, the multi-factor systematic approach to stock selection used by the Fund tends to outperform in trending markets and in down markets, but market transitions present challenges to the investment team’s process. The equity market exhibited a positive trend during the annual period overall. However, performance was not a steady climb upward. Rather, the market experienced a turbulent whipsaw effect immediately following several geopolitical events, including the Brexit vote in June 2016 and the U.S. presidential election in November 2016. These and other inflection points in the market proved difficult for the investment team’s process, and in particular, it was hard to keep up with the post-election bull market.

•

While the Fund’s absolute returns were robust, security selection decisions detracted from its performance relative to the Index during the annual period. Sector allocation decisions overall contributed positively, albeit modestly, to relative results.

•

Security selection within the information technology sector was particularly weak. Security selection within industrials and materials also notably detracted. Detracting most from a sector allocation perspective was having an underweighted position in information technology, which significantly outperformed the Index during the annual period.

•

Partially offsetting these detractors was effective security selection within the healthcare and real estate sectors. Having an underweighted allocation to energy, which was the only sector in the Index to post a negative return during the annual period, also buoyed relative results.

•

The biggest individual detractors included biopharmaceutical drug company Intra-Cellular Therapies, automobile components manufacturer Horizon Global and specialty biopharmaceutical company Emergent BioSolutions.

•

Top individual contributors to performance included semiconductor and semiconductor equipment company Microsemi, plastic packaging films manufacturer AEP Industries and healthcare payment processing services provider Cotiviti Holdings.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R     S M A L L    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Growth Fund

Healthcare	25.1%
Information Technology	22.7
Consumer Discretionary	15.0
Industrials	13.0
Real Estate	7.1
Consumer Staples	4.7
Materials	4.1
Financials	3.2
Money Market Fund	2.1
Utilities	2.0
Telecommunication Services	1.0
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/30/05	17.16%		9.98%	15.96%	7.92%	8.26%	N/A	N/A	1.45%	0.85%
Class A Shares(1)	9/30/05	10.39%		7.62%	14.34%	7.04%	7.48%	5.50%	1.00%(4)	1.75%	1.15%
Class C Shares	9/30/05	14.99	%(1)	8.95%	14.84%	7.21%	7.68%	N/A	1.00%	2.45%	1.85%
Russell 2000® Growth Index		19.71%		8.59%	14.36%	7.39%	8.48%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small-company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Value Fund seeks to provide long-term capital appreciation by investing primarily in stocks of small-cap companies that are believed to be conservatively valued.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Value Fund returned 12.00% to Class C Shares investors(1) and 14.13% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Value Index(2) (the “Index”), returned 21.00%.

What factors most significantly affected the Fund’s performance during the annual period?

•

Historically, the multi-factor systematic approach to stock selection used by the Fund tends to outperform in trending markets and in down markets, but market transitions present challenges to the investment team’s process. The equity market exhibited a positive trend during the annual period overall. However, performance was not a steady climb upward. Rather, the market experienced a turbulent whipsaw effect immediately following several geopolitical events, including the Brexit vote in June 2016 and the U.S. presidential election in November 2016. These and other inflection points in the market proved difficult for the investment team’s process, and in particular, it was hard to keep up with the post-election bull market.

•

While the Fund’s absolute returns were robust, security selection decisions detracted from its relative results during the annual period. Sector allocation decisions overall also detracted, albeit much more modestly.

•	Detracting most from results was security selection within the financials, information technology and materials sectors.

•	Security selection proved most effective within the real estate sector.

•

The biggest individual detractors included steel products processor and distributor Olympic Steel, oil transportation shipping company Nordic American Tankers and electric power utilities company Companhia Paranaense de Energia. Having a modest position in iShares Russell 2000 ETF also detracted from relative results.

•	Individual stocks having a positive impact on performance included petrochemicals producer Braskem, frozen foods company Nomad Foods and specialty pharmaceutical company Supernus Pharmaceuticals.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Value Fund

Financials	30.1%
Industrials	13.4
Information Technology	10.6
Consumer Discretionary	9.4
Real Estate	9.1
Utilities	5.6
Healthcare	5.5
Materials	5.3
Consumer Staples	2.7
Energy	2.7
Master Limited Partnerships	2.0
Telecommunication Services	1.9
Money Market Fund	1.7
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
										Total Gross	Total Net
										Fund	Fund
										Operating	Operating
	Date of						Since	Max Sales		Expenses	Expenses
	Inception	1 Year		3 Years	5 Years	10 Years	Inception	Charge	Max CDSC	(5)	(5)
Class I Shares	7/26/94	14.13%		7.00%	14.47%	4.47%	10.11%	N/A	N/A	1.63%	0.85%
Class A Shares(1)	8/15/94	7.51%		4.68%	12.89%	3.63%	9.53%	5.50%	1.00%(4)	1.93%	1.15%
Class C Shares	1/27/00	12.00	%(1)	6.06%	13.46%	3.50%	9.08%	N/A	1.00%	2.63%	1.85%
Russell 2000® Value Index		21.00%		7.34%	13.67%	5.31%	10.33%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

S & P 5 0 0    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD Managing Director, Structured Equity Portfolio Manager Since 2005 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC S&P 500 Index Fund seeks to approximate, before fund expenses, the investment results of the S&P 500® Index.

How did the Fund perform during the annual period?

During the annual period, PNC S&P 500 Index Fund returned 15.00% to Class C Shares investors(1) and 17.16% to Class I Shares investors. The Fund’s benchmark, the S&P 500® Index(2) (the “Index”), returned 17.47%.

What factors most significantly affected the Fund’s performance during the annual period?

•	Nine of the eleven sectors within the Index generated solid gains during the annual period, but two posted negative absolute returns.

•

The best performing sectors within the Index were information technology, financials and industrials, which each posted robust double-digit positive returns. Energy and telecommunication services were the weakest sectors, each posting a negative return.

•

On an absolute basis, the best performing individual stocks within the Index were semiconductor device company NVIDIA, semiconductor and semiconductor equipment company Micron Technology and freight transportation company CSX, each of which generated a positive triple-digit total return during the annual period.

•

The worst performing individual stocks within the Index on an absolute basis were jewelry and accessories retailer Signet Jewelers, performance apparel and accessories company Under Armour and telecommunication services provider Frontier Communications, each of which experienced substantial double-digit declines during the annual period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

S&P 500 Index Fund

Information Technology	21.5%
Financials	15.1
Healthcare	13.5
Consumer Discretionary	12.5
Industrials	10.3
Consumer Staples	9.4
Energy	5.9
Utilities	3.2
Real Estate	2.9
Materials	2.8
Telecommunication Services	2.2
Exchange-Traded Fund	0.4
Money Market Fund	0.3
100.0%

P N C  E q u i t y  F u n d s

S & P 5 0 0    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
										Total Gross	Total Net
										Fund	Fund
										Operating	Operating
	Date of						Since	Max Sales		Expenses	Expenses
	Inception	1 Year		3 Years	5 Years	10 Years	Inception	Charge	Max CDSC	(5)	(5)
Class I Shares	7/10/98	17.16%		9.71%	15.02%	6.65%	5.66%	N/A	N/A	0.32%	0.20%
Class A Shares(1)	10/15/98	13.86%		8.53%	14.17%	6.11%	5.25%	2.50%	0.50%(4)	0.57%	0.45%
Class C Shares	1/17/00	15.00%	(1)	8.66%	13.92%	5.60%	4.60%	N/A	1.00%	1.32%	1.20%
Class R4 Shares	12/30/13	16.97%		9.61%	N/A	N/A	10.04%	N/A	N/A	0.47%	0.35%
Class R5 Shares	12/30/13	17.03%		9.66%	N/A	N/A	10.11%	N/A	N/A	0.37%	0.25%
S&P 500® Index		17.47%		10.14%	15.42%	6.94%	6.06%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A, Class R4 and Class R5 Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

S M A L L    C A P    F U N D    O V E R V I E W    ( U n a u d i t e d )

James E. Mineman

Managing Director and

Co-Lead Portfolio

Manager,

Select Equity

Portfolio Manager

Since 2004

Peter A. Roy

Managing Director and

Co-Lead Portfolio

Manager,

Select Equity

Portfolio Manager

Since 2004

Investments in small capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Small Cap Fund seeks to provide long-term capital appreciation by investing primarily in stocks of U.S. small-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Small Cap Fund returned 6.12% to Class C Shares investors(1) and 8.16% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned 20.36%.

What factors most significantly affected the Fund’s performance during the annual period?

•

While the Fund’s absolute returns were positive, security selection overall detracted significantly from its results relative to the Index. Sector allocation decisions as a whole contributed positively, albeit modestly.

•

Individual stock selection in the financials, information technology and consumer discretionary sectors detracted most during the annual period. Having an underweighted allocation to information technology, which was the best performing sector in the Index during the annual period, and having an overweighted allocation to consumer discretionary, which lagged the Index during the annual period, also detracted from relative performance.

•

Partially offsetting these detractors was security selection in the real estate sector, which contributed favorably during the annual period. Having underweighted allocations to energy and healthcare, which were among the weakest performing sectors in the Index during the annual period, and having an overweighted allocation to financials, which outpaced the Index during the annual period, also added value.

•

The biggest individual detractors included application software provider Manhattan Associates, insurance company AmTrust Financial Services and supply chain management services provider to the aerospace industry Wesco Aircraft Holdings, each of which posted double-digit share price declines during the annual period.

•

The most significant positive individual contributors to performance included automotive products and home hardware supplier Dorman Products, aerospace products and services company HEICO and professional employee temporary placement firm On Assignment, each of which posted double-digit share price increases during the annual period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Small Cap Fund
Industrials	27.5%
Financials	26.8
Consumer Discretionary	17.2
Healthcare	8.8
Information Technology	7.2
Real Estate	4.9
Materials	4.1
Money Market Fund	2.9
Consumer Staples	0.6
100.0%

P N C  E q u i t y  F u n d s

S M A L L    C A P    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	4/2/04	8.16%		5.22%	12.94%	6.41%	7.77%	N/A	N/A		1.10%	0.99%
Class A Shares(1)	4/2/04	1.94%		2.97%	11.35%	5.53%	7.01%	5.50%	1.00	%(4)	1.35%	1.24%
Class C Shares	4/2/04	6.12	%(1)	4.23%	11.83%	5.38%	6.74%	N/A	1.00%		2.10%	1.99%
Russell 2000® Index		20.36%		8.00%	14.04%	6.40%	8.04%	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small-capitalization companies based on market capitalization, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

E X P E N S E     T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2016 to May 31, 2017 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2017. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2016 to May 31, 2017).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Balanced Allocation Fund
Actual
Class I	$1,000.00	$1,083.99	0.95%	$4.91
Class A	1,000.00	1,082.09	1.24	6.41
Class C	1,000.00	1,078.51	1.93	10.01
Class T	1,000.00	1,081.58	1.28	6.66
Hypothetical(2)
Class I	1,000.00	1,020.22	0.95	4.76
Class A	1,000.00	1,018.77	1.24	6.22
Class C	1,000.00	1,015.30	1.93	9.71
Class T	1,000.00	1,018.53	1.28	6.46

Emerging Markets Equity Fund(3)
Actual
Class I	$1,000.00	$1,109.00	1.25%	$2.24
Hypothetical(2)
Class I	1,000.00	1,018.70	1.25	6.29

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annual- ized Expense Ratio	Expenses Paid During Period(1)

International Equity Fund
Actual
Class I	$1,000.00	$1,197.27	0.98%	$5.35
Class A	1,000.00	1,195.43	1.27	6.97
Class C	1,000.00	1,191.37	1.97	10.74
Hypothetical(2)
Class I	1,000.00	1,020.06	0.98	4.92
Class A	1,000.00	1,018.58	1.27	6.41
Class C	1,000.00	1,015.13	1.97	9.88

International Growth Fund
Actual
Class I	$1,000.00	$1,218.77	0.85%	$4.70
Class A	1,000.00	1,217.60	1.02	5.64
Hypothetical(2)
Class I.	1,000.00	1,020.69	0.85	4.28
Class A	1,000.00	1,019.85	1.02	5.14

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.
(3)

Actual expense calculations for Emerging Markets Equity Fund are based on data since commencement of operations (March 31, 2017) and Hypothetical expense calculations assume the Fund has been in existence for 182 days, and are based on data since December 1, 2016.

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor All Cap Fund
Actual
Class I	$1,000.00	$1,064.38	0.83%	$4.25
Class A	1,000.00	1,062.88	1.12	5.74
Class C	1,000.00	1,059.45	1.81	9.29
Hypothetical(2)
Class I	1,000.00	1,020.81	0.83	4.16
Class A	1,000.00	1,019.37	1.12	5.62
Class C	1,000.00	1,015.91	1.81	9.09

Multi-Factor Large Cap Growth Fund
Actual
Class I	$1,000.00	$1,135.53	0.83%	$4.39
Class A	1,000.00	1,133.86	1.10	5.85
Class C	1,000.00	1,129.90	1.78	9.45
Hypothetical(2)
Class I	1,000.00	1,020.82	0.83	4.16
Class A	1,000.00	1,019.45	1.10	5.54
Class C	1,000.00	1,016.06	1.78	8.94

Multi-Factor Large Cap Value Fund
Actual
Class I	$1,000.00	$1,045.41	0.83%	$4.21
Class A	1,000.00	1,044.27	1.10	5.63
Class C	1,000.00	1,040.92	1.76	8.95
Hypothetical(2)
Class I	1,000.00	1,020.82	0.83	4.16
Class A	1,000.00	1,019.43	1.10	5.56
Class C	1,000.00	1,016.16	1.76	8.84

Multi-Factor Small Cap Core Fund
Actual
Class I	$1,000.00	$1,034.40	0.85%	$4.32
Class A	1,000.00	1,033.17	1.14	5.79
Class C	1,000.00	1,030.50	1.87	9.44
Hypothetical(2)
Class I	1,000.00	1,020.68	0.85	4.29
Class A	1,000.00	1,019.23	1.14	5.75
Class C	1,000.00	1,024.93	1.87	9.42

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$1,070.24	0.85%	$4.41
Class A	1,000.00	1,068.28	1.14	5.90
Class C	1,000.00	1,064.87	1.85	9.53
Hypothetical(2)
Class I	1,000.00	1,020.67	0.85	4.30
Class A	1,000.00	1,019.23	1.14	5.76
Class C	1,000.00	1,015.70	1.85	9.30

Multi-Factor Small Cap Value Fund
Actual
Class I	$1,000.00	$983.11	0.86%	$4.23
Class A	1,000.00	981.46	1.15	5.66
Class C	1,000.00	978.57	1.82	8.98
Hypothetical(2)
Class I	1,000.00	1,020.67	0.86	4.31
Class A	1,000.00	1,019.22	1.15	5.76
Class C	1,000.00	1,015.86	1.82	9.15

S&P 500 Index Fund
Actual
Class I	$1,000.00	$1,106.01	0.20%	$1.05
Class A	1,000.00	1,104.55	0.44	2.31
Class C	1,000.00	1,100.40	1.19	6.25
Class R4	1,000.00	1,105.14	0.35	1.84
Class R5	1,000.00	1,105.14	0.25	1.31
Hypothetical(2)
Class I	1,000.00	1,023.93	0.20	1.01
Class A	1,000.00	1,022.73	0.44	2.22
Class C	1,000.00	1,018.98	1.19	6.01
Class R4	1,000.00	1,023.19	0.35	1.77
Class R5	1,000.00	1,023.68	0.25	1.26

Small Cap Fund
Actual
Class I	$1,000.00	$984.03	0.99%	$4.89
Class A	1,000.00	982.61	1.24	6.11
Class C	1,000.00	979.46	1.99	9.81
Hypothetical(2)
Class I	1,000.00	1,020.00	0.99	4.98
Class A	1,000.00	1,018.77	1.24	6.22
Class C	1,000.00	1,015.02	1.99	9.99

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 31, u n l e s s o t h e r w i s e i n d i c a t e d

Balanced Allocation Fund
Class I	Class A
201	7	201	6	201	5	201	4	201	3	2017	201	6	201	5	201	4	201	3
Net Asset Value, Beginning of Year	$12.78	$13.81	$13.29	$12.02	$10.47	$12.82	$13.85	$13.34	$12.04	$10.51
Net Investment Income(1)	0.18	0.20	0.18	0.17	0.15	0.13	0.16	0.14	0.14	0.12
Realized and Unrealized Gain (Loss) on Investments	1.07	(0.41)	0.53	1.27	1.56	1.08	(0.41)	0.53	1.30	1.54
Total from Investment Operations	1.25	(0.21)	0.71	1.44	1.71	1.21	(0.25)	0.67	1.44	1.66
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–	–	–	–	–	*(2)	–
Dividends from Net Investment Income	(0.14)	(0.22)	(0.19)	(0.17)	(0.16)	(0.11)	(0.18)	(0.16)	(0.14)	(0.13)
Distributions from Net Realized Gains	(0.08)	(0.60)	–	–	–	(0.08)	(0.60)	–	–	–
Total Distributions	(0.22)	(0.82)	(0.19)	(0.17)	(0.16)	(0.19)	(0.78)	(0.16)	(0.14)	(0.13)
Net Asset Value, End of Year	$13.81	$12.78	$13.81	$13.29	$12.02	$13.84	$12.82	$13.85	$13.34	$12.04

Total Return†	9.94%	(1.43)%	5.43%	12.14%	16.43%	9.59%	(1.69)%	5.08%	12.04%	15.93%
Ratios/Supplemental Data
Net Assets End of Year (000)	$13,149	$48,965	$54,649	$57,001	$50,513	$9,375	$9,559	$10,330	$10,822	$10,513
Ratio of Expenses to Average Net Assets	0.95%	0.97%	1.00%	1.00%	1.00%	1.23%	1.24%	1.28%	1.20	%(3)	1.29%
Ratio of Net Investment Income to Average Net Assets	1.35%	1.52%	1.35%	1.32%	1.32%	0.97%	1.25%	1.07%	1.13	%(3)	1.04%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.42%	1.33%	1.15%	1.15%	1.19%	1.81%	1.60%	1.43%	1.43%	1.48%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.88%	1.16%	1.20%	1.17%	1.13%	0.39%	0.89%	0.92%	0.90%	0.85%
Portfolio Turnover Rate	88%	64%	43%	55%	62%	88%	64%	43%	55%	62%

Balanced Allocation Fund
Class C	Class T
201	7	201	6	201	5	201	4	201	3	201	7	2016	(4)
Net Asset Value, Beginning of Year	$12.62	$13.64	$13.16	$11.91	$10.41	$12.87	$13.78
Net Investment Income(1)	0.03	0.07	0.05	0.05	0.04	0.14	0.19
Realized and Unrealized Gain (Loss) on Investments	1.08	(0.40)	0.53	1.27	1.53	1.10	(0.30)
Total from Investment Operations	1.11	(0.33)	0.58	1.32	1.57	1.24	(0.11)
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–	–	–
Dividends from Net Investment Income	(0.05)	(0.09)	(0.10)	(0.07)	(0.07)	(0.11)	(0.20)
Distributions from Net Realized Gains	(0.08)	(0.60)	–	–	–	(0.08)	(0.60)
Total Distributions	(0.13)	(0.69)	(0.10)	(0.07)	(0.07)	(0.19)	(0.80)
Net Asset Value, End of Year	$13.60	$12.62	$13.64	$13.16	$11.91	$13.92	$12.87

Total Return†	8.86%	(2.31)%	4.42%	11.10%	15.18%	9.74%	(0.69)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$553	$614	$688	$794	$839	$1	$1
Ratio of Expenses to Average Net Assets	1.92%	1.91%	1.96%	1.95	% (3)	2.00%	1.11%	0.97%
Ratio of Net Investment Income to Average Net Assets	0.27%	0.57%	0.39%	0.39	%(3)	0.32%	1.08%	1.50%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.50%	2.27%	2.11%	2.12%	2.19%	1.70%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.31)%	0.21%	0.24%	0.22%	0.13%	0.49%	1.09%
Portfolio Turnover Rate	88%	64%	43%	55%	62%	88%	64%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.08% and 0.02% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(4)

Class T Shares commenced operations on April 28, 2015. Prior to November 18, 2015, net assets of this share class represented initial seed capital; therefore, no information is presented for the 2015 fiscal year.

See Notes to Financial Statements.

	Emerging Markets Equity Fund(1)
	Class I
	2017
Net Asset Value, Beginning of Period	$ 10.00
Net Investment Income(2)	0.03
Realized and Unrealized Gain (Loss) on Investments	1.04
Total from Investment Operations	1.07
Payment by Affiliate(2)	0.02	(3)
Net Asset Value, End of Period	$ 11.09

Total Return†	10.90	%(3)
Ratios/Supplemental Data
Net Assets End of Period (000)	$11,107
Ratio of Expenses to Average Net Assets	1.25%
Ratio of Net Investment Income to Average Net Assets	1.71%
Ratio of Expenses to Average Net Assets (Before Fee
Waivers and Reimbursement, as applicable)	3.54%
Ratio of Net Investment Loss to Average Net Assets
(Before Fee Waivers and Reimbursement, as applicable)	(0.58)%
Portfolio Turnover Rate	7%

†	Total return excludes sales charge.
(1)	Emerging Markets Equity Fund commenced operations on March 31, 2017. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)

During the period ended May 31, 2017, a payment was made by the Adviser to offset a trade error in the Fund. Excluding this item, the total return would have been 10.80% for Class I. See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1, u n l e s s o t h e r w i s e i n d i c a t e d

	International Equity Fund
	Class I						Class A
	2017	2016	2015	2014		2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$18.58	$20.61	$20.45	$17.12		$12.99	$18.42	$20.45	$20.31	$17.00		$12.90
Net Investment Income(1)	0.22	0.24	0.30	0.26		0.22	0.20	0.21	0.24	0.23		0.17
Realized and Unrealized Gain (Loss) on Investments	3.28	(1.90)	0.13	3.36		4.04	3.22	(1.91)	0.12	3.32		4.02
Total from Investment Operations	3.50	(1.66)	0.43	3.62		4.26	3.42	(1.70)	0.36	3.55		4.19
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–	–	–	–	–	*(2)	–
Dividends from Net Investment Income	(0.18)	(0.37)	(0.27)	(0.29)		(0.13)	(0.14)	(0.33)	(0.22)	(0.24)		(0.09)
Total Distributions	(0.18)	(0.37)	(0.27)	(0.29)		(0.13)	(0.14)	(0.33)	(0.22)	(0.24)		(0.09)
Net Asset Value, End of Year	$21.90	$18.58	$20.61	$20.45		$17.12	$21.70	$18.42	$20.45	$20.31		$17.00

Total Return†	19.02%	(8.02)%	2.25%	21.26%		32.92%	18.70%	(8.31)%	1.85%	20.96%		32.52%
Ratios/Supplemental Data
Net Assets End of Year (000)	$995,486	$769,692	$631,411	$591,650		$378,076	$58,740	$33,483	$18,963	$13,920		$8,867
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	1.04%		1.21%	1.28%	1.27%	1.27%	1.23	%(3)	1.51%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.31%	1.49%	1.33%		1.45%	1.05%	1.15%	1.23%	1.22	%(3)	1.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.06%	1.06%	1.09%	1.18%		1.21%	1.36%	1.35%	1.38%	1.47%		1.51%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.03%	1.23%	1.38%	1.19%		1.45%	0.97%	1.07%	1.12%	0.98%		1.12%
Portfolio Turnover Rate	32%	19%	29%	31%		34%	32%	19%	29%	31%		34%

	International Equity Fund
	Class C
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$17.66	$19.64	$19.54	$16.40		$12.46
Net Investment Income(1)	0.01	0.06	0.13	0.23		0.05
Realized and Unrealized Gain (Loss) on Investments	3.14	(1.80)	0.10	3.06		3.89
Total from Investment Operations	3.15	(1.74)	0.23	3.29		3.94
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–
Dividends from Net Investment Income	– *	(0.24)	(0.13)	(0.15)		–
Total Distributions	–	(0.24)	(0.13)	(0.15)		–
Net Asset Value, End of Year	$20.81	$17.66	$19.64	$19.54		$16.40

Total Return†	17.86%	(8.87)%	1.32%	20.17%		31.62%
Ratios/Supplemental Data
Net Assets End of Year (000)	$3,108	$3,126	$2,566	$1,662		$350
Ratio of Expenses to Average Net Assets	1.96%	1.90%	1.88%	1.89	% (3)	2.21%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.35%	0.66%	1.21	%(3)	0.38%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.04%	1.98%	1.99%	2.10%		2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.03)%	0.27%	0.55%	1.00%		0.38%
Portfolio Turnover Rate	32%	19%	29%	31%		34%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.09% and 0.05% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	International Growth Fund(1)
	Class I		Class A
	2017	2016	2017	2016
Net Asset Value, Beginning of Year	$10.92	$10.00	$10.91	$10.00
Net Investment Income(2)	0.07	0.06	0.04	0.06
Realized and Unrealized Gain (Loss) on Investments	1.70	0.86	1.73	0.85
Total from Investment Operations	1.77	0.92	1.77	0.91
Dividends from Net Investment Income	(0.08)	–	(0.07)	–
Distributions from Net Realized Gains	(0.02)	–	(0.02)	–
Total Distributions	(0.10)	–	(0.09)	–
Net Asset Value, End of Year	$12.59	$10.92	$12.59	$10.91

Total Return†	16.48%	9.20%	16.48%	9.10%
Ratios/Supplemental Data
Net Assets End of Year (000)	$6,454	$3,273	$38	$22
Ratio of Expenses to Average Net Assets	0.85%	0.85%	1.01%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.62%	2.41%	0.36%	2.14%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	3.63%	6.48%	3.96%	6.75%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(2.16)%	(3.22)%	(2.59)%	(3.49)%
Portfolio Turnover Rate	49%	8%	49%	8%

†	Total return excludes sales charge.

(1)

International Growth Fund commenced operations on February 29, 2016. All ratios for the fiscal year ended May 31, 2016 have been annualized. Total return for the fiscal year ended May 31, 2016 has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor All Cap Fund
	Class I							Class A
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$17.20		$17.52	$15.11	$12.82		$10.79	$16.83		$17.15	$14.81	$12.56		$10.57
Net Investment Income(1)	0.17		0.21	0.14	0.12		0.15	0.12		0.16	0.09	0.10		0.11
Realized and Unrealized Gain (Loss) on Investments	1.57		(0.34)	2.41	2.30		2.02	1.53		(0.32)	2.36	2.24		1.99
Total from Investment Operations	1.74		(0.13)	2.55	2.42		2.17	1.65		(0.16)	2.45	2.34		2.10
Contributions of Capital by Affiliate(1)	–		–	–	–	*(2)	–	–		–	–	–	*(2)	–
Dividends from Net Investment Income	(0.14)		(0.19)	(0.14)	(0.13)		(0.14)	(0.08)		(0.16)	(0.11)	(0.09)		(0.11)
Total Distributions	(0.14)		(0.19)	(0.14)	(0.13)		(0.14)	(0.08)		(0.16)	(0.11)	(0.09)		(0.11)
Net Asset Value, End of Year	$18.80		$17.20	$17.52	$15.11		$12.82	$18.40		$16.83	$17.15	$14.81		$12.56

Total Return†	10.17%		(0.74)%	16.96%	19.00%		20.21%	9.86%		(0.95)%	16.61%	18.74%		19.92%
Ratios/Supplemental Data
Net Assets End of Year (000)	$8,926		$24,315	$23,527	$21,865		$26,530	$2,428		$3,674	$2,860	$2,784		$2,705
Ratio of Expenses to Average Net Assets	0.87%		0.91%	0.94%	0.94%		0.94%	1.15%		1.18%	1.21%	1.11	%(3)	1.22%
Ratio of Net Investment Income to Average Net Assets	0.92%		1.26%	0.84%	0.89%		1.25%	0.66%		0.94%	0.57%	0.71	%(3)	0.95%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.45%		1.29%	1.25%	1.16%		1.18%	1.74%		1.56%	1.52%	1.43%		1.46%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%		0.88%	0.53%	0.67%		1.01%	0.07%		0.56%	0.26%	0.39%		0.71%
Portfolio Turnover Rate	134	%(4)	57%	61%	69%		80%	134	%(4)	57%	61%	69%		80%

	Multi-Factor All Cap Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$15.53		$15.89	$13.76	$11.68		$9.84
Net Investment Income (Loss)(1)	(0.01)		0.05	(0.02)	–		0.02
Realized and Unrealized Gain (Loss) on Investments	1.43		(0.32)	2.20	2.09		1.85
Total from Investment Operations	1.42		(0.27)	2.18	2.09		1.87
Contributions of Capital by Affiliate(1)	–		–	–	–	*(2)	–
Dividends from Net Investment Income	(0.02)		(0.09)	(0.05)	(0.01)		(0.03)
Total Distributions	(0.02)		(0.09)	(0.05)	(0.01)		(0.03)
Net Asset Value, End of Year	$16.93		$15.53	$15.89	$13.76		$11.68

Total Return†	9.14%		(1.68)%	15.83%	17.92%		19.00%
Ratios/Supplemental Data
Net Assets End of Year (000)	$256		$261	$260	$155		$124
Ratio of Expenses to Average Net Assets	1.85%		1.84%	1.92%	1.85	%(3)	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%		0.33%	(0.14)%	(0.02	)%(3)	0.22%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.47%		2.22%	2.22%	2.13%		2.18%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.68)%		(0.05)%	(0.44)%	(0.30)%		(0.02)%
Portfolio Turnover Rate	134	%(4)	57%	61%	69%		80%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.10% and 0.05% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(4)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

	Multi-Factor Large Cap Growth Fund
	Class I							Class A
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$28.43		$29.47	$25.03	$20.42		$17.31	$27.89		$28.92	$24.58	$20.02		$16.96
Net Investment Income(1)	0.17		0.23	0.13	0.12		0.14	0.09		0.16	0.05	0.09		0.09
Realized and Unrealized Gain (Loss) on Investments	4.30		(1.08)	4.42	4.63		3.12	4.20		(1.07)	4.33	4.54		3.07
Total from Investment Operations	4.47		(0.85)	4.55	4.75		3.26	4.29		(0.91)	4.38	4.63		3.16
Contributions of Capital by Affiliate(1)	–		–	–	–	*(2)	–	–		–	–	–	*(2)	–
Dividends from Net Investment Income	(0.22)		(0.19)	(0.11)	(0.14)		(0.15)	(0.15)		(0.12)	(0.04)	(0.07)		(0.10)
Total Distributions	(0.22)		(0.19)	(0.11)	(0.14)		(0.15)	(0.15)		(0.12)	(0.04)	(0.07)		(0.10)
Net Asset Value, End of Year	$32.68		$28.43	$29.47	$25.03		$20.42	$32.03		$27.89	$28.92	$24.58		$20.02

Total Return†	15.83%		(2.89)%	18.20%	23.31%		18.96%	15.46%		(3.15)%	17.84%	23.16%		18.68%
Ratios/Supplemental Data
Net Assets End of Year (000)	$75,156		$69,130	$82,360	$53,738		$56,042	$14,591		$27,037	$15,403	$12,973		$12,045
Ratio of Expenses to Average Net Assets	0.87%		0.93%	0.98%	0.98%		0.98%	1.14%		1.21%	1.26%	1.08	%(3)	1.28%
Ratio of Net Investment Income to Average Net Assets	0.57%		0.81%	0.46%	0.53%		0.77%	0.31%		0.59%	0.17%	0.43	%(3)	0.47%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.12%		1.09%	1.04%	1.11%		1.12%	1.41%		1.39%	1.33%	1.39%		1.42%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.32%		0.65%	0.40%	0.40%		0.63%	0.04%		0.41%	0.10%	0.12%		0.33%
Portfolio Turnover Rate	131	%(4)	81%	63%	70%		75%	131	%(4)	81%	63%	70%		75%

	Multi-Factor Large Cap Growth Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$25.33		$26.31	$22.44	$18.31		$15.54
Net Investment Income (Loss)(1)	(0.10)		(0.01)	(0.10)	(0.01)		(0.04)
Realized and Unrealized Gain (Loss) on Investments	3.82		(0.97)	3.97	4.14		2.81
Total from Investment Operations	3.72		(0.98)	3.87	4.13		2.77
Contributions of Capital by Affiliate(1)	–		–	–	–	*(2)	–
Net Asset Value, End of Year	$29.05		$25.33	$26.31	$22.44		$18.31

Total Return†	14.69%		(3.69)%	17.20%	22.56%		17.83%
Ratios/Supplemental Data
Net Assets End of Year (000)	$617		$950	$1,311	$283		$259
Ratio of Expenses to Average Net Assets	1.82%		1.76%	1.85%	1.55	%(3)	1.98%
Ratio of Net Investment Loss to Average Net Assets	(0.38)%		(0.04)%	(0.40)%	(0.04	)%(3)	(0.23)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.07%		1.92%	1.88%	1.89%		2.12%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.63)%		(0.20)%	(0.43)%	(0.38)%		(0.37)%
Portfolio Turnover Rate	131	%(4)	81%	63%	70%		75%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.18% and 0.22% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(4)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor Large Cap Value Fund
	Class I							Class A
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$21.44		$21.96	$20.29	$16.93		$13.60	$21.38		$21.92	$20.26	$16.88		$13.56
Net Investment Income(1)	0.30		0.36	0.21	0.19		0.21	0.23		0.30	0.15	0.16		0.17
Realized and Unrealized Gain (Loss) on Investments	1.63		(0.54)	1.68	3.37		3.34	1.64		(0.54)	1.67	3.36		3.32
Total from Investment Operations	1.93		(0.18)	1.89	3.56		3.55	1.87		(0.24)	1.82	3.52		3.49
Contributions of Capital by Affiliate(1)	–		–	–	–	*(2)	–	–		–	–	–	*(2)	–
Dividends from Net Investment Income	(0.24)		(0.34)	(0.22)	(0.20)		(0.22)	(0.19)		(0.30)	(0.16)	(0.14)		(0.17)
Total Distributions	(0.24)		(0.34)	(0.22)	(0.20)		(0.22)	(0.19)		(0.30)	(0.16)	(0.14)		(0.17)
Net Asset Value, End of Year	$23.13		$21.44	$21.96	$20.29		$16.93	$23.06		$21.38	$21.92	$20.26		$16.88

Total Return†	9.09%		(0.80)%	9.36%	21.15%		26.31%	8.78%		(1.10)%	9.02%	20.97%		25.94%
Ratios/Supplemental Data
Net Assets End of Year (000)	$82,769		$77,554	$90,375	$100,626		$91,849	$22,534		$35,716	$24,613	$24,746		$23,691
Ratio of Expenses to Average Net Assets	0.87%		0.93%	0.98%	0.99%		1.03%	1.15%		1.21%	1.27%	1.14	%(3)	1.33%
Ratio of Net Investment Income to Average Net Assets	1.32%		1.71%	1.00%	1.03%		1.40%	1.01%		1.40%	0.73%	0.88	%(3)	1.10%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.09%		1.03%	1.00%	1.02%		1.03%	1.38%		1.31%	1.30%	1.30%		1.33%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.10%		1.61%	0.98%	1.00%		1.40%	0.78%		1.30%	0.70%	0.72%		1.10%
Portfolio Turnover Rate	141	%(4)	77%	64%	57%		100%	141	%(4)	77%	64%	57%		100%

	Multi-Factor Large Cap Value Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$21.00		$21.56	$19.93	$16.61		$13.34
Net Investment Income(1)	0.09		0.18	0.03	0.06		0.06
Realized and Unrealized Gain (Loss) on Investments	1.61		(0.53)	1.66	3.29		3.28
Total from Investment Operations	1.70		(0.35)	1.69	3.35		3.34
Contributions of Capital by Affiliate(1)	–		–	–	–	*(2)	–
Dividends from Net Investment Income	(0.06)		(0.21)	(0.06)	(0.03)		(0.07)
Total Distributions	(0.06)		(0.21)	(0.06)	(0.03)		(0.07)
Net Asset Value, End of Year	$22.64		$21.00	$21.56	$19.93		16.61

Total Return†	8.11%		(1.64)%	8.52%	20.21%		25.13%
Ratios/Supplemental Data
Net Assets End of Year (000)	$176		$186	$212	$173		$149
Ratio of Expenses to Average Net Assets	1.77%		1.78%	1.84%	1.71	%(3)	2.03%
Ratio of Net Investment Income to Average Net Assets	0.40%		0.85%	0.15%	0.30	%(3)	0.40%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.00%		1.88%	1.87%	1.86%		2.03%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.17%		0.75%	0.12%	0.15%		0.40%
Portfolio Turnover Rate	141	%(4)	77%	64%	57%		100%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.14% and 0.12% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(4)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

	Multi-Factor Small Cap Core Fund
	Class I					Class A
	2017	2016	2015	2014	2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$20.46	$21.20	$18.38	$15.39	$10.90	$20.31	$21.06	$18.29	$15.33		$10.87
Net Investment Income (Loss)(1)	0.10	$0.11	$0.06	$(0.01)	0.19	0.03	0.05	– *	(0.06)		0.22
Realized and Unrealized Gain (Loss) on Investments	3.77	(0.79)	2.80	3.08	4.41	3.74	(0.78)	2.79	3.06		4.34
Total from Investment Operations	3.87	(0.68)	2.86	3.07	4.60	3.77	(0.73)	2.79	3.00		4.56
Dividends from Net Investment Income	(0.13)	(0.04)	(0.04)	(0.08)	(0.11)	(0.07)	–	(0.02)	(0.04)		(0.10)
Distributions from Net Realized Gains	–	(0.02)	–	–	–	–	(0.02)	–	–		–
Total Distributions	(0.13)	(0.06)	(0.04)	(0.08)	(0.11)	(0.07)	(0.02)	(0.02)	(0.04)		(0.10)
Net Asset Value, End of Year	$24.20	20.46	21.20	18.38	$15.39	$24.01	$20.31	$21.06	$18.29		$15.33

Total Return†	18.91%	(3.20)%	15.59%	19.93%	42.43%	18.58%	(3.48)%	15.25%	19.57%		42.11%

Ratios/Supplemental Data
Net Assets End of Year (000)	$269,061	$112,055	$60,168	$32,973	$20,430	$93,305	$71,831	$56,528	$6,098		$2,662
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.93%	0.95%	0.95%	1.15%	1.12%	1.20%	1.23	%(2)	1.23%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.41%	0.56%	0.32%	(0.05)%	1.49%	0.15%	0.27%	0.00%	(0.33	)%(2)	1.65%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers and Reimbursement, as applicable)	1.14%	1.19%	1.22%	1.36%	1.47%	1.43%	1.46%	1.48%	1.65%		1.83%
Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Fee Waivers and
Reimbursement, as applicable)	0.12%	0.22%	0.03%	(0.46)%	0.97%	(0.13)%	(0.07)%	(0.28)%	(0.75)%		1.05%
Portfolio Turnover Rate	82%	77%	92%	102%	76%	82%	77%	92%	102%		76%

Multi-Factor Small Cap Core Fund
Class C
2017(3)
Net Asset Value, Beginning of Period	$ 22.10
Net Investment Loss(1)	(0.11)
Realized and Unrealized Gain (Loss) on Investments	2.29
Total from Investment Operations	2.18
Dividends from Net Investment Income	(0.13)
Total Distributions	(0.13)
Net Asset Value, End of Period	$ 24.15

Total Return†	9.86%
Ratios/Supplemental Data
Net Assets End of Period (000)	$ 599
Ratio of Expenses to Average Net Assets	1.87%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.18%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.02)%
Portfolio Turnover Rate	82%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment had no impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders.

(3)

Class C ceased operations on June 4, 2012 and re-commenced operations on October 3, 2016; therefore, no information is presented for the 2013 through 2016 fiscal years. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor Small Cap Growth Fund
	Class I						Class A
	2017	2016	2015	2014		2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$19.64	$20.91	$18.41	$15.67		$11.79	$19.29	$20.58	$18.17	$15.46		$11.63
Net Investment Income (Loss)(1)	0.11	0.01	(0.04)	(0.02)		0.08	0.05	(0.05)	(0.09)	(0.06)		0.04
Realized and Unrealized Gain (Loss) on Investments	3.26	(0.75)	3.25	2.81		3.88	3.19	(0.74)	3.21	2.77		3.83
Total from Investment Operations	3.37	(0.74)	3.21	2.79		3.96	3.24	(0.79)	3.12	2.71		3.87
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–	–	–	–	–	*(2)	–
Dividends from Net Investment Income	–	(0.03)	–	(0.05)		(0.08)	–	–	– *	–		(0.04)
Distributions from Net Realized Gains	–	(0.50)	(0.71)	–		–	–	(0.50)	(0.71)	–		–
Total Distributions	–	(0.53)	(0.71)	(0.05)		(0.08)	–	(0.50)	(0.71)	–		(0.04)
Net Asset Value, End of Year	$23.01	$19.64	$20.91	$18.41		$15.67	$22.53	$19.29	$20.58	$18.17		$15.46

Total Return†	17.16%	(3.63)%	17.83%	17.79%		33.76%	16.80%	(3.87)%	17.51%	17.54%		33.39%

Ratios/Supplemental Data
Net Assets End of Year (000)	$94,220	$49,112	$17,115	$11,841		$8,891	$44,020	$37,139	$23,806	$20,193		$19,605
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.93%	0.95%		0.95%	1.15%	1.12%	1.20%	1.12	%(3)	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53%	0.06%	(0.20)%	(0.14)%		0.58%	0.23%	(0.24)%	(0.47)%	(0.32	)%(3)	0.31%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.27%	1.45%	1.56%	1.76%		1.89%	1.57%	1.72%	1.85%	2.02%		2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.11%	(0.54)%	(0.83)%	(0.95)%		(0.36)%	(0.19)%	(0.84)%	(1.12)%	(1.22)%		(0.63)%
Portfolio Turnover Rate	94%	66%	82%	85%		60%	94%	66%	82%	85%		60%

	Multi-Factor Small Cap Growth Fund
	Class C
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$18.82	$20.22	$17.98	$15.41		$11.64
Net Investment Loss(1)	(0.10)	(0.16)	(0.22)	(0.18)		(0.05)
Realized and Unrealized Gain (Loss) on Investments	3.11	(0.74)	3.17	2.75		3.82
Total from Investment Operations	3.01	(0.90)	2.95	2.57		3.77
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–
Distributions from Net Realized Gains	–	(0.50)	(0.71)	–		–
Total Distributions	–	(0.50)	(0.71)	–		–
Net Asset Value, End of Year	$21.83	$18.82	$20.22	$17.98		$15.41

Total Return†	15.99%	(4.49)%	16.74%	16.68%		32.39%
Ratios/Supplemental Data
Net Assets End of Year (000)	$8,568	$7,595	$1,318	$258		$159
Ratio of Expenses to Average Net Assets	1.85%	1.77%	1.87%	1.86	%(3)	1.95%
Ratio of Net Investment Loss to Average Net Assets	(0.47)%	(0.84)%	(1.16)%	(1.05	)%(3)	(0.41)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.28%	2.37%	2.42%	2.70%		2.89%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.90)%	(1.44)%	(1.71)%	(1.89)%		(1.35)%
Portfolio Turnover Rate	94%	66%	82%	85%		60%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.09% and 0.03% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Multi-Factor Small Cap Value Fund
	Class I						Class A
	2017	2016	2015	2014		2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$19.89	$21.47	$19.08	$16.09		$12.38	$18.32	$19.81	$17.62	$14.84		$11.45
Net Investment Income(1)	0.43	0.49	0.42	0.22		0.49	0.34	0.40	0.34	0.18		0.44
Realized and Unrealized Gain (Loss) on Investments	2.42	(1.68)	2.16	3.04		3.57	2.22	(1.56)	1.99	2.82		3.26
Total from Investment Operations	2.85	(1.19)	2.58	3.26		4.06	2.56	(1.16)	2.33	3.00		3.70
Contributions of Capital by Affiliate(1)	–	–	–	0.01	(2)	–	–	–	–	0.01	(2)	–
Dividends from Net Investment Income	(0.56)	(0.39)	(0.19)	(0.28)		(0.35)	(0.50)	(0.33)	(0.14)	(0.23)		(0.31)
Total Distributions	(0.56)	(0.39)	(0.19)	(0.28)		(0.35)	(0.50)	(0.33)	(0.14)	(0.23)		(0.31)
Net Asset Value, End of Year	$22.18	$19.89	$21.47	$19.08		$16.09	$20.38	$18.32	$19.81	$17.62		$14.84

Total Return†	14.13%	(5.49)%	13.57%	20.36%		33.33%	13.79%	(5.79)%	13.26%	20.34%		32.82%
Ratios/Supplemental Data
Net Assets End of Year (000)	$16,608	$13,442	$16,038	$9,639		$8,321	$12,037	$11,351	$13,454	$13,673		$13,459
Ratio of Expenses to Average Net Assets	0.86%	0.85%	1.02%	1.25%		1.25%	1.15%	1.12%	1.30%	1.32	%(3)	1.54%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.49%	2.04%	1.18%		3.54%	1.68%	2.21%	1.80%	1.09	%(3)	3.42%
Ratio of Expenses to Average Net Assets (Before Fee
Waivers and Reimbursement, as applicable)	1.60%	1.63%	1.55%	1.68%		1.77%	1.89%	1.90%	1.84%	1.95%		2.06%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.20%	1.71%	1.51%	0.75%		3.02%	0.94%	1.43%	1.26%	0.46%		2.90%
Portfolio Turnover Rate	106%	105%	94%	109%		108%	106%	105%	94%	109%		108%

	Multi-Factor Small Cap Value Fund
	Class C
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$16.35	$17.72	$15.76	$13.31		$10.29
Net Investment Income(1)	0.19	0.25	0.19	0.06		0.32
Realized and Unrealized Gain (Loss) on Investments	1.96	(1.38)	1.80	2.52		2.92
Total from Investment Operations	2.15	(1.13)	1.99	2.58		3.24
Contributions of Capital by Affiliate(1)	–	–	–	0 01	(2)	–
Dividends from Net Investment Income	(0.38)	(0.24)	(0.03)	(0.14)		(0.22)
Total Distributions	(0.38)	(0.24)	(0.03)	(0.14)		(0.22)
Net Asset Value, End of Year	$18.12	$16.35	$17.72	$15.76		$13.31

Total Return†	13.00%	(6.30)%	12.67%	19.51%		31.91%
Ratios/Supplemental Data
Net Assets End of Year (000)	$1,258	$1,550	$1,511	$1,495		$1,152
Ratio of Expenses to Average Net Assets	1.81%	1.75%	1.94%	1.99	%(3)	2.25%
Ratio of Net Investment Income to Average Net Assets	1.07%	1.57%	1.11%	0.42	%(3)	2.79%
Ratio of Expenses to Average Net Assets (Before Fee
Waivers and Reimbursement, as applicable)	2.56%	2.53%	2.47%	2.57%		2.77%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.32%	0.79%	0.58%	(0.16)%		2.27%
Portfolio Turnover Rate	106%	105%	94%	109%		108%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, 0.06%, 0.07% and 0.08% of Class I, Class A, and Class C total returns, respectively, were attributable to a voluntary payment made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. Excluding this item, the total returns would have been 20.30%, 20.27%, and 19.43% for Class I, Class A, and Class C, respectively.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.20% and 0.15% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1, u n l e s s o t h e r w i s e i n d i c a t e d

	S&P 500 Index Fund
	Class I						Class A
	2017	2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$16.30	$16.68	$15.37	$13.01		$10.46		$16.24	$16.61	$15.31	$12.95		$10.41
Net Investment Income(1)	0.33	0.32	0.29	0.25		0.22		0.28	0.28	0.25	0.22		0.19
Realized and Unrealized Gain (Loss) on Investments	2.39	(0.17)	1.46	2.36		2.55		2.38	(0.16)	1.45	2.35		2.54
Total from Investment Operations	2.72	0.15	1.75	2.61		2.77		2.66	0.12	1.70	2.57		2.73
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–		–	–	–	–	*(2)	–
Dividends from Net Investment Income	(0.27)	(0.31)	(0.29)	(0.25)		(0.22)		(0.23)	(0.27)	(0.25)	(0.21)		(0.19)
Distributions from Net Realized Gains	(0.63)	(0.22)	(0.15)	–		–		(0.63)	(0.22)	(0.15)	–		–
Total Distributions	(0.90)	(0.53)	(0.44)	(0.25)		(0.22)		(0.86)	(0.49)	(0.40)	(0.21)		(0.19)
Net Asset Value, End of Year	$18.12	$16.30	$16.68	$15.37		$13.01	`$	18.04	$16.24	$16.61	$15.31		$12.95

Total Return†	17.16%	1.08%	11.52%	20.23%		26.78%		16.80%	0.91%	11.24%	20.01%		26.50%

Ratios/Supplemental Data
Net Assets End of Year (000)	$125,416	$138,427	$171,990	$137,732		$97,902		$17,438	$20,003	$20,721	$19,093		$23,632
Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.27%		0.36%		0.44%	0.44%	0.45%	0.49	%(3)	0.62%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.01%	1.82%	1.80%		1.90%		1.67%	1.77%	1.57%	1.57	%(3)	1.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.32%	0.32%	0.34%		0.36%		0.58%	0.56%	0.56%	0.58%		0.62%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.78%	1.89%	1.70%	1.73%		1.90%		1.53%	1.65%	1.46%	1.47%		1.65%
Portfolio Turnover Rate	6%	7%	8%	18%		12%		6%	7%	8%	18%		12%

	S&P 500 Index Fund
	Class C						Class R4			Class R5
	2017	2016	2015	2014		2013	2017	2016	2015(4)	2017	2016	2015	2014(4)
Net Asset Value, Beginning of Year	$16.06	$16.47	$15.17	$12.86		$10.34	$16.30	$16.68	$15.36	$16.30	$16.68	$15.37	$14.65
Net Investment Income(1)	0.16	0.17	0.14	0.11		0.11	0.30	0.30	0.28	0.32	0.32	0.11	0.13
Realized and Unrealized Gain (Loss) on Investments	2.36	(0.17)	1.44	2.32		2.53	2.40	(0.17)	1.47	2.39	(0.17)	1.64	0.66
Total from Investment Operations	2.52	–	1.58	2.43		2.64	2.70	0.13	1.75	2.71	0.15	1.75	0.79
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–	–	–	–	–	–	–	–
Dividends from Net Investment Income	(0.13)	(0.19)	(0.13)	(0.12)		(0.12)	(0.25)	(0.29)	(0.28)	(0.27)	(0.31)	(0.29)	(0.07)
Distributions from Net Realized Gains	(0.63)	(0.22)	(0.15)	–		–	(0.63)	(0.22)	(0.15)	(0.63)	(0.22)	(0.15)	–
Total Distributions	(0.76)	(0.41)	(0.28)	(0.12)		(0.12)	(0.88)	(0.51)	(0.43)	(0.90)	(0.53)	(0.44)	(0.07)
Net Asset Value, End of Year	$17.82	$16.06	$16.47	$15.17		$12.86	$18.12	$16.30	$16.68	$18.11	$16.30	$16.68	$15.37

Total Return†	16.00%	0.14%	10.46%	19.01%		25.66%	16.97%	0.94%	11.52%	17.03%	1.04%	11.51%	5.38%

Ratios/Supplemental Data
Net Assets End of Year (000)	$7,185	$7,023	$8,416	$11,089		$6,496	$3,223	$4,944	$3,889	$365	$560	$187	$6
Ratio of Expenses to Average Net Assets	1.19%	1.14%	1.16%	1.26	%(3)	1.36%	0.35%	0.35%	0.36%	0.25%	0.25%	0.25%	0.19%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.07%	0.86%	0.81	%(3)	0.90%	1.79%	1.88%	1.69%	1.87%	2.00%	1.79%	2.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.33%	1.26%	1.27%	1.33%		1.36%	0.49%	0.47%	0.47%	0.39%	0.37%	0.35%	0.38%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.79%	0.95%	0.75%	0.73%		0.90%	1.65%	1.76%	1.58%	1.73%	1.88%	1.69%	1.87%
Portfolio Turnover Rate	6%	7%	8%	18%		12%	6%	7%	8%	6%	7%	8%	18%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.03% and 0.01% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

(4)

Class R4 and Class R5 commenced operations on December 30, 2013. Prior to September 3, 2014, net assets of the Class R4 Shares represented initial seed capital; therefore, no information is presented for the 2014 fiscal year. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

	Small Cap Fund
	Class I						Class A
	2017	2016	2015	2014		2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$21.07	$ 22.53	$ 20.21	$ 17.91		$ 12.99	$20.44	$21.90	$19.69	$17.51		$12.74
Net Investment Income (Loss)(1)	– *	(0.03)	0.07	(0.01)		(0.06)	(0.06)	(0.10)	– *	(0.06)		(0.10)
Realized and Unrealized Gain (Loss) on Investments	1.72	(1.17)	2.68	2.59		4.98	1.67	(1.13)	2.63	2.52		4.87
Total from Investment Operations	1.72	(1.20)	2.75	2.58		4.92	1.61	(1.23)	2.63	2.46		4.77
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–	–	–	–	–	*(2)	–
Dividends from Net Investment Income	–	(0.03)	(0.01)	–		–	–	–	–	–		–
Distributions from Net Realized Gains	–	(0.23)	(0.42)	(0.28)		–	–	(0.23)	(0.42)	(0.28)		–
Total Distributions	–	(0.26)	(0.43)	(0.28)		–	–	(0.23)	(0.42)	(0.28)		–
Net Asset Value, End of Year	$22.79	$ 21.07	$ 22.53	$ 20.21		$ 17.91	$22.05	$20.44	$21.90	$19.69		$17.51

Total Return†	8.16%	(5.34)%	13.78%	14.39%		37.88%	7.88%	(5.62)%	13.50%	14.03%		37.44%
Ratios/Supplemental Data
Net Assets End of Year (000)	$794,173	$1,045,985	$565,795	$375,901		$207,230	$45,033	$65,491	$68,302	$61,134		$23,371
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%		1.19%	1.24%	1.28%	1.29%	1.29	%(3)	1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%	(0.16)%	0.32%	(0.06)%		(0.39)%	(0.29)%	(0.48)%	(0.02)%	(0.30	)%(3)	(0.68)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.08%	1.10%	1.15%	1.28%		1.28%	1.34%	1.39%	1.45%	1.58%		1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.09)%	(0.27)%	0.16%	(0.35)%		(0.48)%	(0.39)%	(0.59)%	(0.18)%	(0.59)%		(0.83)%
Portfolio Turnover Rate	42%	15%	23%	24%		27%	42%	15%	23%	24%		27%

	Small Cap Fund
	Class C
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$18.69	$ 20.17	$ 18.29	$ 16.40		$ 12.02
Net Investment Loss(1)	(0.20)	(0.21)	(0.13)	(0.19)		(0.20)
Realized and Unrealized Gain (Loss) on Investments	1.53	(1.04)	2.43	2.36		4.58
Total from Investment Operations	1.33	(1.25)	2.30	2.17		4.38
Contributions of Capital by Affiliate(1)	–	–	–	–	*(2)	–
Distributions from Net Realized Gains	–	(0.23)	(0.42)	(0.28)		–
Total Distributions	–	(0.23)	(0.42)	(0.28)		–
Net Asset Value, End of Year	$20.02	$ 18.69	$ 20.17	$ 18.29		$16.40

Total Return†	7.12%	(6.21)%	12.72%	13.21%		36.44%
Ratios/Supplemental Data
Net Assets End of Year (000)	$21,688	$28,220	$21,015	$17,802		$5,576
Ratio of Expenses to Average Net Assets	1.99%	1.95%	1.95%	1.99	%(3)	2.14%
Ratio of Net Investment Loss to Average Net Assets	(1.02)%	(1.12)%	(0.66)%	(1.02	)%(3)	(1.37)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.08%	2.06%	2.11%	2.28%		2.31%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.11)%	(1.23)%	(0.82)%	(1.31)%		(1.54)%
Portfolio Turnover Rate	42%	15%	23%	24%		27%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment had no impact to Class A ratios and Class C ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders.

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)

COMMON STOCKS — 32.3%
Consumer Discretionary — 4.4%
Adtalem Global Education	127	$5
American Axle & Manufacturing Holdings*	207	3
Bright Horizons Family Solutions*	95	7
Burlington Stores*	390	38
Camping World Holdings, Cl A	331	9
Cavco Industries*	58	6
Churchill Downs	58	10
Comcast, Cl A	2,120	88
Dana	250	5
Domino’s Pizza	240	51
Dorman Products*	291	24
Fox Factory Holding*	266	9
Home Depot	1,050	161
Installed Building Products*	94	5
LCI Industries	221	20
Lithia Motors, Cl A	245	22
Madison Square Garden, Cl A*	80	16
McDonald’s	590	89
Mohawk Industries*	260	62
NIKE, Cl B	570	30
Papa John’s International	49	4
Party City Holdco*	203	3
Pinnacle Entertainment*	279	6
Pool	25	3
Red Rock Resorts, Cl A	276	7
Scripps Networks Interactive, Cl A	710	47
Standard Motor Products	121	6
Taylor Morrison Home, Cl A*	250	6
Thor Industries	450	41
Toll Brothers	1,340	49
Vail Resorts	310	66
Walt Disney	350	38
Wolverine World Wide	194	5
Wyndham Worldwide	450	45
Yum China Holdings*	1,030	40

		1,026

Consumer Staples — 2.7%
Altria Group	1,790	135
Central Garden & Pet, Cl A*	154	4
Constellation Brands, Cl A	260	47
Dr Pepper Snapple Group	310	29
General Mills	590	33
HRG Group*	274	5
Kimberly-Clark	484	63
Kraft Heinz	560	52
PepsiCo	1,171	137
Pinnacle Foods	790	49
Reynolds American	740	50
SpartanNash	199	6
TreeHouse Foods*	49	4

		614

Energy — 0.6%
EnLink Midstream LLC	144	3
Exxon Mobil	1,135	91
Valero Energy	620	38

		132

Financials — 5.8%
Allegiance Bancshares*	71	3

	Number of Shares	Value (000)

Ameriprise Financial	320	$39
AMERISAFE	183	9
Astoria Financial	184	3
Bank of the Ozarks	560	25
Banner	63	3
Capital Bank Financial, Cl A	180	7
CenterState Banks	168	4
Cincinnati Financial	480	34
Credit Acceptance*#	95	20
Cullen	370	34
Customers Bancorp*	171	5
Diamond Hill Investment Group*	49	10
Eagle Bancorp*	381	22
Employers Holdings	178	7
FactSet Research Systems	190	31
FBL Financial Group, Cl A	56	3
First Busey	204	6
First Financial Bancorp	233	6
First Merchants	120	5
First Midwest Bancorp	135	3
Guaranty Bancorp	307	8
Home BancShares	598	14
Huntington Bancshares	5,340	67
JPMorgan Chase	1,668	137
KeyCorp	2,850	50
LegacyTexas Financial Group	528	18
Mastercard, Cl A	310	38
Morgan Stanley	2,010	84
National General Holdings	592	13
Old National Bancorp	395	6
PRA Group*	721	25
Primerica	50	4
Principal Financial Group	1,300	82
Prudential Financial	888	93
RLI	303	17
S&P Global	390	56
South State	100	8
SunTrust Banks	1,250	67
T. Rowe Price Group	770	54
Travelers	560	70
U.S. Bancorp	1,300	66
Wells Fargo	1,499	77
WSFS Financial	120	5

		1,338

Healthcare — 4.3%
Abbott Laboratories	1,930	88
Agilent Technologies	700	42
Amgen	680	106
AMN Healthcare Services*	496	18
Biogen*	230	57
Cantel Medical	119	9
Celgene*	430	49
Concert Pharmaceuticals*	466	6
Cotiviti Holdings*	120	5
Dyax* (A) (B)	677	1
Edwards Lifesciences*	370	43
Glaukos*	104	4
HealthSouth	119	5
Hologic*	820	36
ICU Medical*	24	4

See Notes to Financial Statements.

	Number of Shares	Value (000)

COMMON STOCKS — continued
Healthcare — continued
INC Research Holdings, Cl A*	58	$3
Inovalon Holdings, Cl A*#	287	4
Ironwood Pharmaceuticals*	425	8
Johnson & Johnson	757	97
Medidata Solutions*	80	6
Merck	1,121	73
Natus Medical*	102	3
Neogen*	368	23
NuVasive*	66	5
PAREXEL International*	243	20
Pfizer	1,881	61
PRA Health Sciences*	81	6
Providence Service*	70	3
Quintiles IMS Holdings*	490	42
Stryker	250	36
Supernus Pharmaceuticals*	251	9
Thermo Fisher Scientific	200	35
U.S. Physical Therapy	82	5
UnitedHealth Group	460	81
Vanda Pharmaceuticals*	465	6
Vocera Communications*	220	6

		1,005

Industrials — 4.5%
3M	330	67
Alamo Group	137	12
Allison Transmission Holdings	930	36
American Woodmark*	48	4
Colfax*	156	6
Comfort Systems USA	153	5
CSX	690	37
Cummins	220	35
Curtiss-Wright	62	6
Douglas Dynamics	134	4
EnerSys	370	27
Equifax	290	40
Exponent	240	14
General Dynamics	550	112
Genesee & Wyoming, Cl A*	79	5
GP Strategies*	230	6
HEICO	359	27
Honeywell International	1,000	133
Illinois Tool Works	570	80
Insperity	189	14
John Bean Technologies	150	13
KLX*	199	10
Lockheed Martin	230	65
Moog, Cl A*	114	8
Multi-Color	78	7
Northrop Grumman	140	36
On Assignment*	356	19
Parker-Hannifin	230	36
Patrick Industries*	168	11
Raytheon	230	38
RBC Bearings*	61	6
Rockwell Automation	230	37
SP Plus*	169	5
TriNet Group*	155	5
United Technologies	290	35
Universal Forest Products	199	17
WageWorks*	283	20

	Number of Shares	Value (000)

Willdan Group*	116	$4

		1,042

Information Technology — 6.0%
Alphabet, Cl A*	155	153
Anixter International*	80	6
Apple	1,869	285
Applied Materials	1,480	68
Aspen Technology*	73	4
CACI International, Cl A*	29	3
CDW	960	58
Cisco Systems	3,032	96
CoreLogic*	180	8
Entegris*	231	6
Envestnet*	74	3
ePlus*	69	5
Facebook, Cl A*	940	142
Intel	2,200	79
Kulicke & Soffa Industries*	392	9
Lam Research	350	54
Littelfuse	38	6
Match Group*	300	6
Microsoft	1,852	129
MKS Instruments	83	7
OSI Systems*	114	9
Paychex	560	33
Plantronics	72	4
Qualys*	91	4
Sanmina*	208	8
Silicon Laboratories*	89	7
Take-Two Interactive Software*	94	7
Tech Data*	70	7
Texas Instruments	1,770	146
Tyler Technologies*	97	17
WebMD Health*	123	7
WEX*	128	13

		1,389

Materials — 1.4%
Air Products & Chemicals	210	30
Balchem	185	14
Berry Global Group*	1,168	68
Cabot	89	5
Dow Chemical	1,780	110
Innophos Holdings	207	9
International Paper	550	29
Minerals Technologies	81	6
Neenah Paper	152	12
Nucor	550	32
PolyOne	104	4

		319

Real Estate — 1.0%
Agree Realty REIT	165	8
American Assets Trust REIT	81	3
CareTrust REIT	331	6
CoreCivic REIT	107	3
CorEnergy Infrastructure Trust REIT	130	5
Extra Space Storage REIT	550	43
Lamar Advertising, Cl A REIT	690	48
Medical Properties Trust REIT	249	3
Potlatch REIT	183	8

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)

COMMON STOCKS — continued
Real Estate — continued
Prologis REIT	580	$32
PS Business Parks REIT	57	7
Simon Property Group REIT	170	26
Summit Hotel Properties REIT	357	7
Welltower REIT	410	30

		229

Telecommunication Services — 0.5%
AT&T	1,187	46
Boingo Wireless*	276	4
Verizon Communications	1,240	58

		108

Utilities — 1.1%
American Electric Power	530	38
American Water Works	620	48
DTE Energy	400	44
El Paso Electric	94	5
NextEra Energy	368	52
NRG Yield, Cl C	332	6
SJW Group	108	5
Southwest Gas Holdings	86	7
WGL Holdings	34	3
Xcel Energy	1,040	50

		258

Total Common Stocks
(Cost $5,393)		7,460

FOREIGN COMMON STOCKS — 3.4%
Consumer Discretionary — 0.8%
Carnival (Panama)	2,200	141
Helen of Troy (Bermuda)*	106	10
JD.com, ADR (Cayman Islands)*	900	36
Liberty Global PLC, Cl A (United Kingdom)*	200	4

		191

Consumer Staples — 0.1%
Adecoagro SA (Luxembourg)*	370	4
Fresh Del Monte Produce (Cayman Islands)	99	5

		9

Energy — 0.9%
GasLog (Bermuda)#	330	5
Schlumberger (Curacao)	690	48
TOTAL SA, ADR (France)	1,400	73
TransCanada (Canada)	1,792	83

		209

Financials — 0.1%
Argo Group International Holdings (Bermuda)	110	7
Essent Group (Bermuda)*	120	4
IRF European Finance
Investments (Bermuda)* (A) (B)	31,579	–
OneBeacon Insurance Group, Cl A (Bermuda)	164	3

		14

Healthcare — 0.0%
ICON PLC (Ireland)*	32	3

	Number of Shares	Value (000)

Industrials — 0.3%
Ingersoll-Rand PLC (Ireland)	690	$62

Information Technology — 1.1%
Accenture PLC, Cl A (Ireland)	720	89
Amdocs (Guernsey)	770	50
Broadcom (Singapore)	250	60
EVERTEC (Puerto Rico)	381	6
Ichor Holdings (Cayman Islands)*	263	6
Mellanox Technologies (Israel)*	66	3
Novanta (Canada)*	260	9
Open Text (Canada)	82	3
TE Connectivity (Switzerland)	450	36

		262

Real Estate — 0.1%
Colliers International Group (Canada)	232	13
FirstService (Canada)	308	19

		32

Utilities — 0.0%
Pampa Energia SA, ADR (Argentina)*	103	6

Total Foreign Common Stocks
(Cost $792)		788

MUTUAL FUND — 11.4%
PNC International Growth Fund,
Class I Shares†	209,401	2,636

Total Mutual Fund
(Cost $2,146)		2,636

EXCHANGE-TRADED FUNDS — 10.1%
iShares MSCI EAFE Value ETF†	15,353	806
SPDR® S&P 500® ETF Trust	6,325	1,527

Total Exchange-Traded Funds
(Cost $2,053)		2,333

MASTER LIMITED PARTNERSHIPS — 0.2%
Energy — 0.2%
Alliance Resource Partners LP	309	7
Cheniere Energy Partners LP	242	8
Magellan Midstream Partners LP	420	30

		45

Financials — 0.0%
Ares Management LP	218	4

Total Master Limited Partnerships
(Cost $41)		49

See Notes to Financial Statements.

	Par (000)	Value (000)

ASSET-BACKED SECURITIES — 3.0%
Automotive — 1.9%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A3
1.160%, 11/25/20	$115	$114
Fifth Third Auto Trust,
Series 2015-1, Cl A3
1.420%, 03/16/20	89	89
Ford Credit Auto Lease Trust,
Series 2016-A, Cl A2A
1.420%, 11/15/18	39	39
Ford Credit Auto Owner Trust,
Series 2016-A, Cl A3
1.390%, 07/15/20	25	25
Honda Auto Receivables Owner Trust,
Series 2016-2, Cl A3
1.390%, 04/15/20	35	35
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4
1.330%, 11/18/22	70	69
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3
1.760%, 08/16/21	60	60
Volkswagen Auto Lease Trust,
Series 2015-A, Cl A3
1.250%, 12/20/17	17	17

		448

Credit Cards — 1.1%
BA Credit Card Trust,
Series 2015-A2, Cl A
1.360%, 09/15/20	100	100
BA Credit Card Trust,
Series 2017-A1, Cl A1
1.950%, 08/15/22	35	35
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Cl A3
1.340%, 04/15/22	115	115

		250

Total Asset-Backed Securities
(Cost $699)		698

CORPORATE BONDS — 17.1%
Automotive — 0.5%
Ford Motor
4.346%, 12/08/26	30	31
General Motors
6.600%, 04/01/36	20	23
General Motors Financial
3.200%, 07/13/20	15	15
Goodyear Tire & Rubber
4.875%, 03/15/27	15	15
Lear
5.375%, 03/15/24	30	32

		116

Cable — 0.6%
CBS
4.600%, 01/15/45	20	20
Charter Communications Operating LLC
6.384%, 10/23/35	45	53

	Par (000)	Value (000)

Comcast
3.200%, 07/15/36	$30	$28
Thomson Reuters
1.650%, 09/29/17	35	35

		136

Consumer Discretionary — 0.2%
Hasbro
6.300%, 09/15/17	30	30
Hilton Worldwide Finance LLC
4.625%, 04/01/25 144A	15	16

		46

Consumer Services — 0.4%
Avon Products
7.000%, 03/15/23	25	23
Graham Holdings
7.250%, 02/01/19	30	32
Royal Caribbean Cruises
7.500%, 10/15/27	10	13
Sotheby’s
5.250%, 10/01/22 144A	25	26

		94

Consumer Staples — 0.5%
Kroger
6.150%, 01/15/20	50	55
WhiteWave Foods
5.375%, 10/01/22	35	40
Whole Foods Market
5.200%, 12/03/25	20	21

		116

Energy — 1.8%
Boardwalk Pipelines LP
5.950%, 06/01/26	15	17
3.375%, 02/01/23	25	25
BP Capital Markets PLC
3.224%, 04/14/24	45	46
ConocoPhillips
6.500%, 02/01/39	15	19
Energy Transfer LP
6.125%, 12/15/45	15	17
4.050%, 03/15/25	25	25
HollyFrontier
5.875%, 04/01/26	35	38
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	35	42
Newfield Exploration
5.375%, 01/01/26	30	31
Petroleos Mexicanos
4.250%, 01/15/25	25	25
Phillips 66
4.650%, 11/15/34	30	32
Rowan
4.875%, 06/01/22	40	38
Tesoro
5.375%, 10/01/22	25	26
Valero Energy
3.400%, 09/15/26	30	29

		410

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)

CORPORATE BONDS — continued
Financials — 4.7%
American Express Credit (GMTN)
2.250%, 08/15/19	$45	$45
Bank of America
6.250%, 09/29/49 (C)	25	27
Bank of America (GMTN)
2.000%, 01/11/18	45	45
Bank of America (MTN)
4.200%, 08/26/24	30	31
4.000%, 04/01/24	25	26
3.248%, 10/21/27	10	10
BankUnited
4.875%, 11/17/25	30	31
Bear Stearns LLC
7.250%, 02/01/18	35	36
Capital One Financial
2.500%, 05/12/20	40	40
Citigroup
6.250%, 12/29/49 (C)	25	27
4.450%, 09/29/27	40	42
2.150%, 07/30/18	30	30
Credit Suisse AG (GMTN)
5.400%, 01/14/20	35	38
Deutsche Bank AG
4.250%, 10/14/21	15	16
2.950%, 08/20/20	45	45
Goldman Sachs Group
2.350%, 11/15/21	55	55
HSBC Holdings PLC
5.100%, 04/05/21	50	55
JPMorgan Chase
7.900%, 12/29/49 (C)	25	26
2.400%, 06/07/21	45	45
Morgan Stanley (GMTN)
2.500%, 04/21/21	45	45
Morgan Stanley (MTN)
4.100%, 05/22/23	50	52
2.625%, 11/17/21	15	15
Royal Bank of Canada
2.100%, 10/14/20	95	95
Royal Bank of Scotland Group PLC
6.000%, 12/19/23	40	44
Santander UK Group Holdings PLC (GMTN)
3.125%, 01/08/21	35	36
US Bancorp
5.300%, 04/15/49 (C)	20	21
Visa
4.150%, 12/14/35	25	27
Wells Fargo
5.900%, 12/29/49 (C)	25	27
3.069%, 01/24/23	15	15
Westpac Banking
2.250%, 07/30/18	30	30

		1,077

Food, Beverage & Tobacco — 0.5%
Anheuser-Busch InBev Finance
4.900%, 02/01/46	35	39
Constellation Brands
6.000%, 05/01/22	30	34
3.875%, 11/15/19	20	21

	Par (000)	Value (000)

Kraft Heinz Foods
5.200%, 07/15/45	$25	$27

		121

Healthcare — 1.4%
Abbott Laboratories
3.750%, 11/30/26	40	41
Allergan Funding SCS
3.450%, 03/15/22	25	26
Amgen
4.400%, 05/01/45	25	25
2.650%, 05/11/22	15	15
Express Scripts Holding
3.400%, 03/01/27	30	29
HCA
5.875%, 03/15/22	25	28
Johnson & Johnson
3.550%, 03/01/36	35	35
Mylan NV
3.950%, 06/15/26	25	25
Select Medical
6.375%, 06/01/21	15	15
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	35	35
Teva Pharmaceutical Finance III BV
3.150%, 10/01/26	55	52

		326

Industrials — 1.0%
Ball
4.000%, 11/15/23	20	20
Cintas No 2
4.300%, 06/01/21	35	38
CNH Industrial NV
4.500%, 08/15/23	30	31
General Electric
4.125%, 10/09/42	30	31
KLX
5.875%, 12/01/22 144A	25	26
Masco
7.750%, 08/01/29	25	33
Owens-Brockway Glass Container
6.375%, 08/15/25 144A	25	28
PulteGroup
7.875%, 06/15/32	25	29

		236

Information Technology — 0.1%
VeriSign
4.625%, 05/01/23	25	26

Insurance — 0.7%
Berkshire Hathaway Finance
4.250%, 01/15/21	25	27
Hartford Financial Services Group
6.300%, 03/15/18	45	47
MetLife
6.400%, 12/15/36	30	34
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 144A	25	28

See Notes to Financial Statements.

	Par (000)	Value (000)

CORPORATE BONDS — continued
Insurance — continued
XLIT
4.450%, 03/31/25	$35	$36

		172

Materials — 0.2%
Caterpillar Financial Services (MTN)
2.100%, 01/10/20	25	25
Freeport-McMoRan
6.875%, 02/15/23 144A	20	21

		46

Real Estate — 0.5%
American Campus Communities Operating
Partnership LP
3.750%, 04/15/23	45	47
Realty Income
5.375%, 09/15/17	25	25
3.250%, 10/15/22	5	5
Spirit Realty LP
4.450%, 09/15/26 144A	30	29

		106

Retail — 1.0%
CVS Health
3.500%, 07/20/22	25	26
Expedia
5.000%, 02/15/26	20	22
Hanesbrands
4.625%, 05/15/24 144A	25	25
Priceline Group
3.600%, 06/01/26	40	41
Under Armour
3.250%, 06/15/26	30	28
Wal-Mart Stores
5.625%, 04/01/40	40	51
Wolverine World Wide
5.000%, 09/01/26 144A	30	29

		222

Technology — 1.1%
Activision Blizzard
2.300%, 09/15/21 144A	40	40
Amphenol
2.550%, 01/30/19	30	30
Apple
3.850%, 05/04/43	40	40
Avnet
4.625%, 04/15/26	25	26
KLA-Tencor
4.125%, 11/01/21	45	48
Microsoft
3.450%, 08/08/36	25	24
Oracle
4.300%, 07/08/34	25	27
QUALCOMM
2.100%, 05/20/20	15	15

		250

Telecommunications — 1.0%
AT&T
5.700%, 03/01/57	15	16

	Par (000)	Value (000)

4.750%, 05/15/46	$25	$24
4.600%, 02/15/21	40	43
4.450%, 04/01/24	30	32
T-Mobile USA
4.000%, 04/15/22	20	21
Verizon Communications
4.272%, 01/15/36	45	43
1.750%, 08/15/21	25	24
Vodafone Group PLC
1.250%, 09/26/17	25	25

		228

Transportation — 0.2%
ERAC USA Finance LLC
5.625%, 03/15/42 144A	25	28
FedEx
3.900%, 02/01/35	25	24

		52

Utilities — 0.7%
Alabama Power
2.450%, 03/30/22	30	30
Berkshire Hathaway Energy
6.125%, 04/01/36	20	26
Dominion Energy
1.400%, 09/15/17	35	35
Georgia Power
4.300%, 03/15/42	20	20
NextEra Energy Capital Holdings
2.056%, 09/01/17	35	35
NiSource Finance
3.490%, 05/15/27	25	25

		171

Total Corporate Bonds
(Cost $3,828)		3,951

MUNICIPAL BOND — 0.2%
Texas — 0.2%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	45	54

Total Municipal Bond
(Cost $52)		54

OTHER GOVERNMENT AND AGENCY OBLIGATION — 0.1%
Mexico — 0.1%
Mexico Government International Bond
(GMTN)
4.750%, 03/08/44	20	20

Total Other Government and Agency Obligation
(Cost $18)		20

See Notes to Financial Statements.

P N C  B a l a n c e d   A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 9.5%
Federal Home Loan Mortgage Corporation — 0.9%
4.000%, 10/01/43	$96	$102
4.000%, 10/01/44	94	100

		202

Federal National Mortgage Association — 7.7%
5.500%, 07/01/33	2	3
5.500%, 05/01/35	18	20
5.000%, 08/01/40	115	127
4.500%, 06/01/40	80	87
4.500%, 03/01/41	74	80
4.000%, 03/01/26	20	21
4.000%, 12/01/40	71	76
4.000%, 01/01/41	87	93
3.500%, 01/01/26	78	81
3.500%, 10/01/26	54	57
3.500%, 11/01/29	51	53
3.500%, 03/01/41	83	86
3.500%, 08/01/42	124	128
3.500%, 02/01/43	97	101
3.500%, 08/01/44	144	149
3.500%, 07/01/46	78	81
3.000%, 06/01/28	56	58
3.000%, 11/01/42	140	141
3.000%, 04/01/43	102	103
3.000%, 05/01/43	131	132
2.500%, 11/01/27	104	105

		1,782

Government National Mortgage Association — 0.9%
4.000%, 09/15/41	71	76
4.000%, 10/20/43	41	43
3.500%, 07/15/42	35	37
3.500%, 12/20/42	48	50

		206

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $2,154)		2,190

U.S. TREASURY OBLIGATIONS — 10.3%
U.S. Treasury Bonds — 3.0%
4.500%, 02/15/36	200	259
3.750%, 08/15/41	215	251
2.500%, 02/15/45	190	176

		686

U.S. Treasury Inflation Indexed Bond — 0.6%
0.125%, 07/15/24	144	143

U.S. Treasury Notes — 6.7%
2.500%, 08/15/23	10	10
2.250%, 11/15/25	145	146
2.125%, 09/30/21	285	290
2.000%, 02/28/21	470	477
1.750%, 10/31/20	50	50
1.750%, 03/31/22	265	265
1.625%, 12/31/19	130	131

	Par (000)	Value (000)
1.625%, 08/15/22	$165	$164

		1,533

Total U.S. Treasury Obligations
(Cost $2,325)		2,362

	Number of Shares
MONEY MARKET FUND — 1.9%
PNC Government Money Market Fund,
Class I Shares 0.650%† (D)	428,450	428

Total Money Market Fund
(Cost $428)		428

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.5%
(Cost $19,929)		22,969

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%

Affiliated Money Market Fund — 0.1%
PNC Government Money Market Fund,
Class I Shares 0.650%† (D)	26,420	26

Money Market Fund — 0.0%
Morgan Stanley Institutional Liquidity Funds
Government Portfolio,
Institutional Class 0.676% (D)	2,112	2

Total Short-Term Investments Purchased With Collateral From Securities Loaned
(Cost $28)‡		28

TOTAL INVESTMENTS — 99.6%
(Cost $19,957)**		22,997

Other Assets & Liabilities – 0.4%		81

TOTAL NET ASSETS — 100.0%		$23,078

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $20,026.

Gross unrealized appreciation (000)	$3,263
Gross unrealized depreciation (000)	(292)

Net unrealized appreciation (000)	$2,971

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $28 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $1 (000) and represents less than 0.1% of net assets as of May 31, 2017.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2017.
(D)	The rate quoted is the annualized seven-day effective yield of the fund at period end.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $296 (000) and represents 1.3% of net assets as of May 31, 2017.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Other Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Asset-Backed Securities	$–	$698	$–	$698

Common Stocks	7,459	–	1	7,460

Corporate Bonds	–	3,951	–	3,951

Exchange-Traded Funds	2,333	–	–	2,333

Foreign Common Stocks:

Argentina	6	–	–	6

Bermuda	29	–	–	29

Canada	127	–	–	127

Cayman Islands	47	–	–	47

Curacao	48	–	–	48

France	73	–	–	73

Guernsey	50	–	–	50

Ireland	154	–	–	154

Israel	3	–	–	3

Luxembourg	4	–	–	4

Panama	141	–	–	141

Puerto Rico	6	–	–	6

Singapore	60	–	–	60

Switzerland	36	–	–	36

United Kingdom	4	–	–	4

Master Limited Partnerships	49	–	–	49

Money Market Fund	428	–	–	428

Municipal Bond	–	54	–	54

Mutual Fund	2,636	–	–	2,636

Other Government and Agency Obligation	–	20	–	20

Short-Term Investments Purchased with Collateral From Securities Loaned	28	–	–	28

U.S. Government Agency Mortgage- Backed Obligations	–	2,190	–	2,190

U.S. Treasury Obligations	–	2,362	–	2,362

Total Assets - Investments in Securities	$13,721	$9,275	$1	$22,997

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$28	$–	$28

Total Liabilities - Collateral Received for Loaned Securities	$–	$28	$–	$28

There were no transfers between Levels during the fiscal year ended May 31, 2017.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)

FOREIGN COMMON STOCKS — 93.8%
Consumer Discretionary — 11.6%
AmRest Holdings SE (Poland)*	562	$51
Arcelik AS (Turkey)	12,026	83
CCC SA (Poland)	1,304	74
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	5,500	51
Gourmet Master (Taiwan)	14,000	154
Hota Industrial Manufacturing (Taiwan)	24,000	119
Loen Entertainment (South Korea)	1,892	138
Mando (South Korea)	536	123
Naspers, Cl N (South Africa)	545	113
Nokian Renkaat OYJ (Finland)	4,687	191
Poya International (Taiwan)	6,314	87
TAL Education Group, ADR (China)*	907	106

		1,290

Consumer Staples — 4.2%
BGF retail (South Korea)	1,065	132
BIM Birlesik Magazalar AS (Turkey)	7,582	135
Jeronimo Martins SGPS SA (Portugal)	5,156	103
M Dias Branco SA (Brazil)	5,400	90

		460

Energy — 0.8%
Tenaris SA, ADR (Luxembourg)	2,974	90

Financials — 16.1%
AIA Group (Hong Kong)	24,400	173
Bank Central Asia Tbk PT (Indonesia)	79,700	103
BGEO Group PLC (United Kingdom)	1,866	88
Capitec Bank Holdings (South Africa)	1,619	96
China Merchants Bank, Cl H (China)	63,261	190
Equity Group Holdings (Kenya)	164,700	61
Erste Group Bank AG (Austria)*	5,318	193
Grupo Supervielle SA, ADR (Argentina)	4,628	79
HDFC Bank, ADR (India)	2,718	239
OTP Bank PLC (Hungary)	6,801	212
Ping An Insurance Group of China, Cl H (China)	26,366	169
Srisawad Power 1979 PCL (Thailand) (A)	122,996	181

		1,784

Healthcare — 10.5%
CSPC Pharmaceutical Group (Hong Kong)	76,000	114
Hypermarcas SA (Brazil)	13,500	123
Medy-Tox (South Korea)	323	150
NMC Health PLC (United Arab Emirates)	7,575	222
Richter Gedeon Nyrt (Hungary)	9,699	248
Samsung Biologics (South Korea)*	903	177
Sino Biopharmaceutical (Cayman Islands)	145,000	129

		1,163

Industrials — 5.4%
Airports of Thailand PCL (Thailand) (A)	85,200	106
Airtac International Group (Cayman Islands)	14,000	155
Aselsan Elektronik Sanayi Ve Ticaret AS (Turkey)	40,079	249
Malaysia Airports Holdings Bhd (Malaysia)	46,200	94

		604

Information Technology — 35.3%
Alibaba Group Holding, ADR (China)*	4,636	568
Chinasoft International (Cayman Islands)*	86,707	47
Delta Electronics (Taiwan)	18,000	99

	Number of Shares	Value (000)

KCE Electronics PCL (Thailand) (A)	48,400	$154
Largan Precision (Taiwan)	622	98
Mail.Ru Group, GDR (Virgin Islands)*	4,500	120
MercadoLibre (Argentina)	553	152
My EG Services Bhd (Malaysia)	234,400	116
NAVER (South Korea)	289	218
NCSoft (South Korea)	477	161
Samsung Electronics (South Korea)	216	430
Samsung SDI (South Korea)	1,184	175
Silergy (Cayman Islands)	7,000	138
Taiwan Semiconductor Manufacturing (Taiwan)	63,000	427
Tencent Holdings (Hong Kong)	20,600	708
Weibo, ADR (Cayman Islands)*	2,278	168
Yandex NV, Cl A (Netherlands)*	5,510	146

		3,925

Materials — 2.4%
Cahya Mata Sarawak Bhd (Malaysia)	50,200	48
SK Materials (South Korea)	502	88
Vedanta, ADR (India)	9,017	134

		270

Real Estate — 4.5%
Ayala Land (Philippines)	147,400	116
Central Pattana PCL (Thailand) (A)	92,385	179
Emaar Properties PJSC (United Arab Emirates)	56,133	109
Yanlord Land Group (Singapore)	70,100	95

		499

Telecommunication Services — 3.0%
Safaricom (Kenya)	553,500	119
Telekomunikasi Indonesia Persero Tbk PT, ADR (Indonesia)	3,247	107
Turkcell Iletisim Hizmetleri AS, ADR (Turkey)*	12,051	104

		330

Total Foreign Common Stocks
(Cost $9,340)		10,415

EXCHANGE-TRADED FUND — 1.1%
iShares MSCI Thailand Capped ETF†	1,593	125

Total Exchange-Traded Fund
(Cost $124)		125

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)

MONEY MARKET FUND — 4.9%
PNC Government Money Market Fund, Class I Shares 0.650%† (B)	544,274	$544

Total Money Market Fund
(Cost $544)		544

TOTAL INVESTMENTS — 99.8%
(Cost $10,008)**		11,084

Other Assets & Liabilities – 0.2%		23

TOTAL NET ASSETS — 100.0%		$11,107

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $10,008.

Gross unrealized appreciation (000)	$1,177
Gross unrealized depreciation (000)	(101)
Net unrealized appreciation (000)	$1,076

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Security fair valued using methods approved by the Board of Trustees.
(B)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Exchange-Traded Fund	$125	$–	$–	$125

Foreign Common Stocks:

Argentina	231	–	–	231

Austria	–	193	–	193

Brazil	51	213	–	264

Cayman Islands	168	469	–	637

China	674	359	–	1,033

Finland	–	191	–	191

Hong Kong	–	995	–	995

Hungary	–	460	–	460

India	373	–	–	373

Indonesia	107	103	–	210

Kenya	180	–	–	180

Luxembourg	90	–	–	90

Malaysia	142	116	–	258

Netherlands	146	–	–	146

Philippines	–	116	–	116

Poland	51	74	–	125

Portugal	–	103	–	103

Singapore	95	–	–	95

South Africa	–	209	–	209

South Korea	138	1,654	–	1,792

Taiwan	240	744	–	984

Thailand	–	620	–	620

Turkey	104	467	–	571

United Arab Emirates	–	331	–	331

United Kingdom	–	88	–	88

Virgin Islands	120	–	–	120

Money Market Fund	544	–	–	544

Total Assets - Investments in Securities	$3,579	$7,505	$–	$11,084

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

At May 31, 2017, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)

Foreign Common Stocks

South Korea	16.1%	$1,792

China	9.3	1,033

Hong Kong	9.0	995

Taiwan	8.9	984

Cayman Islands	5.7	637

Thailand	5.6	620

Turkey	5.1	571

Hungary	4.1	460

India	3.4	373

United Arab Emirates	3.0	331

Brazil	2.4	264

Malaysia	2.3	258

Argentina	2.1	231

Indonesia	1.9	210

South Africa	1.9	209

Austria	1.7	193

Finland	1.7	191

Kenya	1.6	180

Netherlands	1.3	146

Poland	1.1	125

Virgin Islands	1.1	120

Philippines	1.1	116

Portugal	0.9	103

Singapore	0.9	95

Luxembourg	0.8	90

United Kingdom	0.8	88

Total Foreign Common Stocks	93.8	10,415

Exchange-Traded Fund	1.1	125

Money Market Fund	4.9	544

Total Investments	99.8	11,084

Other Assets and Liabilities	0.2	23

Net Assets	100.0%	$11,107

See Notes to Financial Statements.

P N C  I n t e r  n a t i o n a l  E q u i t y   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 95.3%
Consumer Discretionary — 16.8%
Barratt Developments PLC (United Kingdom)	1,551,399	$ 12,259
Bellway PLC (United Kingdom)	319,964	11,660
Cie Generale des Establissments Michelin (France)#	78,200	9,883
Compass Group PLC (United Kingdom)	295,918	6,384
Domino’s Pizza Enterprises (Australia)	95,559	4,081
Dufry AG (Switzerland)*	37,174	6,123
Duni AB (Sweden)	417,000	6,045
Gourmet Master (Taiwan)	527,245	5,784
Hyundai Mobis (South Korea)	34,400	8,431
Industria de Diseno Textil SA (Spain)	138,479	5,675
IPSOS (France)	109,172	4,292
Just Eat PLC (United Kingdom)*	1,066,659	9,238
Kia Motors (South Korea)	314,900	10,986
Lululemon Athletica (Canada)*	56,395	2,722
LVMH Moet Hennessy Louis Vuitton SE (France)	14,275	3,649
Magna International (Canada)	235,700	10,551
Persimmon PLC (United Kingdom)	414,645	13,139
Sony, ADR (Japan)	344,024	12,598
TAL Education Group, ADR (China)*	43,374	5,052
Taylor Wimpey PLC (United Kingdom)	4,793,530	12,568
XXL ASA (Norway) 144A	381,653	4,120
Yoox Net-A-Porter Group SpA (Italy)*#	108,951	3,045
Zalando SE (Germany)* 144A	126,685	6,058
zooplus AG (Germany)*	14,070	3,063

		177,406

Consumer Staples — 6.8%
Anheuser-Busch InBev SA (Belgium)	44,786	5,233
Asahi Group Holdings (Japan)	255,500	10,194
BGF retail (South Korea)	42,146	5,246
Davide Campari-Milano SpA (Italy)	793,800	5,548
Greencore Group PLC (Ireland)	3,517,764	10,952
Kao (Japan)	78,911	4,976
Koninklijke Ahold Delhaize NV (Netherlands)	247,867	5,471
M Dias Branco SA (Brazil)	179,544	3,002
Nestle SA (Switzerland)	75,285	6,428
Puregold Price Club (Philippines)	2,949,251	2,563
Reckitt Benckiser Group PLC (United Kingdom)	80,667	8,273
Treasury Wine Estates (Australia)	390,511	3,780

		71,666

Energy — 2.8%
Sasol (South Africa)	357,850	10,732
Thai Oil PCL (Thailand) (A)	4,708,850	10,648
WorleyParsons (Australia)*	919,600	8,446

		29,826

Financials — 15.1%
AIA Group (Hong Kong)	1,170,438	8,281
Bancolombia SA, ADR (Colombia)	116,000	5,105
Burford Capital (Guernsey)	255,548	2,932
Cerved Information Solutions SpA (Italy)	304,814	3,252
Danske Bank A/S (Denmark)	151,334	5,667
DNB ASA (Norway)	677,544	11,490
Equity Group Holdings (Kenya)	7,501,746	2,760
Hannover Rueck SE (Germany)	88,200	10,515
HDFC Bank, ADR (India)	133,764	11,744
IRF European Finance Investments (Bermuda)* (A) (B)	284,500	–

	Number of Shares	Value (000)

Muenchener Rueckversicherungs AG (Germany)	51,600	$ 10,189
Nihon M&A Center (Japan)	146,765	5,802
Ping An Insurance Group of China, Cl H (China)	1,265,088	8,096
Popular (Puerto Rico)	272,400	10,133
Sberbank of Russia, ADR (Russia)	467,600	5,232
Siam Commercial Bank PCL (Thailand) (A)	2,337,500	10,494
SpareBank 1 SR Bank ASA (Norway)	1,267,853	10,729
Srisawad Power 1979 PCL (Thailand) (A)	4,253,435	6,273
Standard Chartered PLC (United Kingdom)*	1,171,318	11,065
Svenska Handelsbanken AB (Sweden)	730,700	10,277
United Overseas Bank (Singapore)	616,500	10,234

		160,270

Healthcare — 9.0%
Ambu A/S, Cl B (Denmark)	51,787	3,473
Bayer AG (Germany)	35,410	4,705
Clinigen Group PLC (United Kingdom)	478,853	5,491
CYBERDYNE (Japan)*#	297,908	4,109
GN Store Nord A/S (Denmark)	217,263	6,627
Grifols SA (Spain)	279,566	7,915
Hypermarcas SA (Brazil)	503,350	4,589
ICON PLC (Ireland)*	54,836	5,160
M3 (Japan)	146,189	4,205
NMC Health PLC (United Arab Emirates)	245,686	7,189
Novartis AG (Switzerland)	127,466	10,431
Roche Holding AG (Switzerland)	27,061	7,430
Shire PLC (United Kingdom)	135,271	7,791
Sysmex (Japan)	64,052	3,807
Teva Pharmaceutical Industries, ADR (Israel)	295,830	8,242
Vitrolife AB (Sweden)	66,232	4,150

		95,314

Industrials — 10.6%
ANDRITZ AG (Austria)	175,900	10,567
Ashtead Group PLC (United Kingdom)	405,576	8,182
BBA Aviation PLC (United Kingdom)	2,131,463	8,861
Canadian National Railway (Canada)	32,564	2,521
dormakaba Holding AG (Switzerland)*	5,617	5,072
en-japan (Japan)	167,150	4,641
Geberit AG (Switzerland)	12,473	5,843
Hexagon AB, Cl B (Sweden)	81,008	3,546
Kingspan Group PLC (Ireland)	119,031	4,125
Kone OYJ, Cl B (Finland)	230,700	11,417
Loomis AB, Cl B (Sweden)	258,831	9,753
Nidec (Japan)	77,991	7,722
Rational AG (Germany)	6,822	3,682
Siemens AG (Germany)	47,091	6,735
SMC (Japan)	20,192	6,382
TREVI Finanziaria Industriale SpA (Italy)*#	1,719,170	1,414
Vinci SA (France)	138,600	12,123

		112,586

Information Technology — 15.6%
Alibaba Group Holding, ADR (China)*	98,607	12,075
ASML Holding NV (Netherlands)	66,664	8,799
Broadcom (Singapore)	31,109	7,450
CyberArk Software (Israel)*	104,469	5,120
Dassault Systemes SA (France)	32,510	2,998
Infosys, ADR (India)#	637,260	9,623
KCE Electronics PCL (Thailand) (A)	1,821,865	5,776
Keyence (Japan)	15,748	7,146
LINE, ADR (Japan)*#	133,706	4,801

See Notes to Financial Statements.

P N C  I n t e r  n a t i o n a l  E q u i t y   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Number of Shares		Value (000)
FOREIGN COMMON STOCKS — continued
Information Technology — continued
MercadoLibre (Argentina)	20,945	$5,762
Mixi (Japan)	133,300	8,359
Mobileye NV (Israel)*	113,402	7,020
NCSoft (South Korea)	20,068	6,780
Nexon (Japan)	454,700	8,581
NXP Semiconductors NV (Netherlands)*	67,211	7,386
Samsung Electronics (South Korea)	6,461	12,868
SAP SE, ADR (Germany)	87,197	9,379
Temenos Group AG (Switzerland)*	55,952	5,212
Tencent Holdings (Hong Kong)	506,705	17,414
Wirecard AG (Germany)	153,124	10,237
Yahoo Japan (Japan)	501,019	2,249

		165,035

Materials — 10.7%
Agnico Eagle Mines (Canada)	83,391	4,037
BASF SE (Germany)	108,700	10,275
BHP Billiton PLC, ADR (United Kingdom)	326,400	9,890
CRH PLC, ADR (Ireland)	159,344	5,756
Fortuna Silver Mines (Canada)*	481,396	2,267
Imerys SA (France)	114,552	9,928
James Hardie Industries PLC (Australia)	332,775	4,845
LANXESS AG (Germany)	148,400	11,090
Linde AG (Germany)	54,900	10,505
Methanex (Canada)#	222,200	9,165
Randgold Resources, ADR (United Kingdom)#	44,056	4,178
Solvay SA (Belgium)	79,812	10,450
Symrise AG (Germany)	144,730	10,413
Yara International ASA (Norway)	266,600	9,932

		112,731

Real Estate — 2.0%
Deutsche Wohnen AG (Germany)	136,343	5,352
Mitsubishi Estate (Japan)	234,719	4,386
VIB Vermoegen AG (Germany)	139,499	3,322
Yanlord Land Group (Singapore)	5,737,908	7,796

		20,856

Telecommunication Services — 4.9%
Deutsche Telekom AG (Germany)	512,761	10,223
Freenet AG (Germany)	267,519	9,564
KDDI (Japan)	361,700	10,038
LG Uplus (South Korea)	294,700	4,264
Magyar Telekom Telecommunications PLC (Hungary)	1,637,990	2,728
Safaricom (Kenya)	24,839,208	5,350
SoftBank Group (Japan)	76,076	6,177
Telekomunikasi Indonesia Persero Tbk PT, ADR (Indonesia)#	109,708	3,617

		51,961

Utilities — 1.0%
Kansai Electric Power (Japan)	745,100	10,433

		10,433

Total Foreign Common Stocks (Cost $856,297)		1,008,084

Number of Shares		Value (000)
EXCHANGE-TRADED FUND — 0.9%
iShares STOXX Europe 600 Banks UCITS ETF DE†#	470,317	$ 9,613

Total Exchange-Traded Fund (Cost $8,933)		9,613

MONEY MARKET FUND — 3.4%
PNC Government Money Market Fund, Class I Shares 0.650%† (C) (D)	35,802,319	35,802

Total Money Market Fund (Cost $35,802)		35,802

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.6% (Cost $901,032)		1,053,499

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 3.9%

Affiliated Money Market Fund — 3.6%
PNC Government Money Market Fund, Class I Shares 0.650%† (C)	37,956,905	37,957

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 0.676% (C)	3,035,140	3,035

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $40,992)‡		40,992

TOTAL INVESTMENTS — 103.5% (Cost $942,024)**		1,094,491

Other Assets & Liabilities – (3.5)%		(37,157)

TOTAL NET ASSETS — 100.0%		$1,057,334

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $942,105.

Gross unrealized appreciation (000)	$187,189
Gross unrealized depreciation (000)	(34,803)

Net unrealized appreciation (000)	$152,386

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $30,831 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Security fair valued using methods approved by the Board of Trustees.
(B)	Illiquid Security. Total value of illiquid securities is $0 (000) and represents less than 0.1% of net assets as of May 31, 2017.
(C)	The rate quoted is the annualized seven-day effective yield of the fund at period end.
(D)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $10,178 (000) and represents 1.0% of net assets as of May 31, 2017.

See Notes to Financial Statements.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation/ Depreciation (000)

TOPIX Index Future	31	$4,201	06/08/17	$73

NIKKEI 225	29	5,129	06/08/17	(95)

		$9,330		$(22)

    Cash in the amount of $332,324 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

    Assets in the amount of $10,223,814 have been segregated on the Fund’s books and records.

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Other Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Exchange-Traded Fund	$–	$9,613	$–	$9,613

Foreign Common Stocks:

Argentina	5,762	–	–	5,762

Australia	–	21,152	–	21,152

Austria	–	10,567	–	10,567

Belgium	–	15,683	–	15,683

Bermuda	–	–	–	–

Brazil	–	7,591	–	7,591

Canada	31,263	–	–	31,263

China	17,127	8,096	–	25,223

Colombia	5,105	–	–	5,105

Denmark	3,473	12,294	–	15,767

Finland	–	11,417	–	11,417

France	4,292	38,581	–	42,873

Germany	12,701	122,606	–	135,307

Guernsey	2,932	–	–	2932

Hong Kong	–	25,695	–	25,695

Hungary	–	2,728	–	2,728

India	21,367	–	–	21,367

Indonesia	3,617	–	–	3,617

Ireland	15,041	10,952	–	25,993

Israel	20,382	–	–	20,382

Italy	–	13,259	–	13,259

Japan	17,399	109,207	–	126,606

Kenya	8,110	–	–	8,110

Netherlands	16,185	5,471	–	21,656

Norway	10,729	25,542	–	36,271

Philippines	2,563	–	–	2,563

Puerto Rico	10,133	–	–	10,133

Russia	5,232	–	–	5,232

Singapore	15,246	10,234	–	25,480

South Africa	–	10,732	–	10,732

South Korea	–	48,575	–	48,575

Spain	–	13,590	–	13,590

Sweden	15,798	17,973	–	33,771

Switzerland	–	46,539	–	46,539

Taiwan	5,784	–	–	5,784

Thailand	–	33,191	–	33,191

United Arab Emirates	–	7,189	–	7,189

United Kingdom	19,558	109,421	–	128,979

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Other Significant Unobservable Inputs (000)	Total Value (000)
Money Market Fund	$35,802	$–	$–	$35,802
Short-Term Investments Purchased with Collateral From Securities Loaned	40,992	–	–	40,992

Total Assets - Investments in Securities	$346,593	$747,898	$–	$1,094,491

Assets:
Other Financial Instruments
Futures Contracts	$73	$–	$–	$73

Total Assets - Other Financial Instruments	$73	$–	$–	$73

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$40,992	$–	$40,992

Total Liabilities - Collateral Received for Loaned Securities	$–	$40,992	$–	$40,992

Other Financial Instruments

Futures Contracts	$95	$–	$–	$95

Total Liabilities - Other Financial Instruments	$95	$–	$–	$95

The Fund held securities valued at $11,466 (000) as of May 31, 2016 that were transferred from Level 1 to Level 2 of the valuation hierarchy during the fiscal year ended May 31, 2017. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were being valued based on quoted prices as of May 31, 2016 that are now being fair value adjusted as of May 31, 2017. The value of securities that were transferred to Level 2 as of May 31, 2017 is $9,917 (000). (See Note 2 in Notes to Financial Statements).

The Fund held securities valued at $20,362 (000) as of May 31, 2016 that were transferred from Level 2 to Level 1 of the valuation hierarchy during the fiscal year ended May 31, 2017. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that were fair value adjusted as of May 31, 2016 that are now being valued based on quoted prices as of May 31, 2017. The value of securities that were transferred to Level 1 as of May 31, 2017 is $30,265 (000). (See Note 2 in Notes to Financial Statements).

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

At May 31, 2017, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)
Foreign Common Stocks

Germany	12.8%	$135,307

United Kingdom	12.2	128,979

Japan	12.0	126,606

South Korea	4.6	48,575

Switzerland	4.4	46,539

France	4.1	42,873

Norway	3.4	36,271

Sweden	3.2	33,771

Thailand	3.1	33,191

Canada	3.0	31,263

Ireland	2.5	25,993

Hong Kong	2.4	25,695

Singapore	2.4	25,480

China	2.4	25,223

Netherlands	2.0	21,656

India	2.0	21,367

Australia	2.0	21,152

Israel	1.9	20,382

Denmark	1.5	15,767

Belgium	1.5	15,683

Spain	1.3	13,590

Italy	1.2	13,259

Finland	1.1	11,417

South Africa	1.0	10,732

Austria	1.0	10,567

Puerto Rico	1.0	10,133

Kenya	0.8	8,110

Brazil	0.7	7,591

United Arab Emirates	0.7	7,189

Taiwan	0.5	5,784

Argentina	0.5	5,762

Russia	0.5	5,232

Colombia	0.5	5,105

Indonesia	0.3	3,617

Guernsey	0.3	2,932

Hungary	0.3	2,728

Philippines	0.2	2,563

Bermuda	0.0 *	–

Total Foreign Common Stocks	95.3	1,008,084
Exchange-Traded Fund	0.9	9,613
Money Market Fund	3.4	35,802

Total Investments Before Collateral for Loaned Securities	99.6	1,053,499
Short-Term Investments Purchased with Collateral for Loaned Securties	3.9	40,992

Total Investments	103.5	1,094,491
Other Assets and Liabilities	(3.5)	(37,157)

Net Assets	100.0%	$1,057,334

*	Amount represents less than 0.1%.

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 95.7%
Consumer Discretionary — 14.8%
Compass Group PLC (United Kingdom)	3,527	$76
Domino’s Pizza Enterprises (Australia)	1,145	49
Dufry AG (Switzerland)*	459	76
Gourmet Master (Taiwan)	6,131	67
Industria de Diseno Textil SA (Spain)	1,741	72
Just Eat PLC (United Kingdom)*	12,969	112
Lululemon Athletica (Canada)*	706	34
LVMH Moet Hennessy Louis Vuitton SE (France)	192	49
Sony, ADR (Japan)	4,223	155
TAL Education Group, ADR (China)*	533	62
XXL ASA (Norway) 144A	4,741	51
Yoox Net-A-Porter Group SpA (Italy)*	1,393	39
Zalando SE (Germany)* 144A	1,629	78
zooplus AG (Germany)*	189	41

		961

Consumer Staples — 9.6%
Anheuser-Busch InBev SA (Belgium)	568	66
BGF retail (South Korea)	492	61
Davide Campari-Milano SpA (Italy)	10,781	75
Kao (Japan)	929	59
Koninklijke Ahold Delhaize NV (Netherlands)	3,164	70
M Dias Branco SA (Brazil)	2,058	35
Nestle SA (Switzerland)	962	82
Puregold Price Club (Philippines)	36,938	32
Reckitt Benckiser Group PLC (United Kingdom)	960	99
Treasury Wine Estates (Australia)	4,785	46

		625

Financials — 10.3%
AIA Group (Hong Kong)	13,818	98
Burford Capital (Guernsey)	3,128	36
Cerved Information Solutions SpA (Italy)	4,156	44
Danske Bank A/S (Denmark)	1,929	72
Equity Group Holdings (Kenya)	89,065	33
HDFC Bank, ADR (India)	1,581	139
Nihon M&A Center (Japan)	1,768	70
Ping An Insurance Group of China, Cl H (China)	15,022	96
Srisawad Power 1979 PCL (Thailand) (A)	54,269	80

		668

Healthcare — 14.7%
Ambu A/S, Cl B (Denmark)	662	44
Bayer AG (Germany)	447	59
Clinigen Group PLC (United Kingdom)	5,678	65
CYBERDYNE (Japan)*	3,534	49
GN Store Nord A/S (Denmark)	2,980	91
Grifols SA (Spain)	3,517	100
Hypermarcas SA (Brazil)	6,196	56
ICON PLC (Ireland)*	689	65
M3 (Japan)	1,731	50
NMC Health PLC (United Arab Emirates)	3,109	91
Roche Holding AG (Switzerland)	341	94
Shire PLC (United Kingdom)	1,610	93
Sysmex (Japan)	800	47
Vitrolife AB (Sweden)	830	52

		956

	Number of Shares	Value (000)

Industrials — 11.2%
Ashtead Group PLC (United Kingdom)	4,825	$97
Canadian National Railway (Canada)	399	31
dormakaba Holding AG (Switzerland)*	71	64
en-japan (Japan)	2,042	57
Geberit AG (Switzerland)	157	73
Hexagon AB, Cl B (Sweden)	1,106	48
Kingspan Group PLC (Ireland)	1,517	53
Nidec (Japan)	925	92
Rational AG (Germany)	84	45
Siemens AG (Germany)	606	87
SMC (Japan)	256	81

		728

Information Technology — 23.8%
Alibaba Group Holding, ADR (China)*	1,153	141
ASML Holding NV (Netherlands)	819	108
Broadcom (Singapore)	383	92
CyberArk Software (Israel)*	1,224	60
Dassault Systemes SA (France)	479	44
KCE Electronics PCL (Thailand) (A)	22,433	71
Keyence (Japan)	184	83
LINE, ADR (Japan)*	1,679	60
MercadoLibre (Argentina)	257	71
Mobileye NV (Israel)*	1,408	87
NCSoft (South Korea)	233	79
NXP Semiconductors NV (Netherlands)*	861	95
SAP SE, ADR (Germany)	1,111	119
Temenos Group AG (Switzerland)*	760	71
Tencent Holdings (Hong Kong)	5,925	204
Wirecard AG (Germany)	1,985	133
Yahoo Japan (Japan)	6,128	27

		1,545

Materials — 4.0%
Agnico Eagle Mines (Canada)	976	47
CRH PLC, ADR (Ireland)	1,990	72
Fortuna Silver Mines (Canada)*	5,645	27
James Hardie Industries PLC (Australia)	3,953	57
Randgold Resources, ADR (United Kingdom)	558	53

		256

Real Estate — 4.0%
Deutsche Wohnen AG (Germany)	1,712	67
Mitsubishi Estate (Japan)	2,871	54
VIB Vermoegen AG (Germany)	1,780	42
Yanlord Land Group (Singapore)	70,414	96

		259

Telecommunication Services — 3.3%
Magyar Telekom Telecom-munications PLC (Hungary)	17,710	29
Safaricom (Kenya)	299,258	64
SoftBank Group (Japan)	933	76
Telekomunikasi Indonesia Persero Tbk PT, ADR (Indonesia)	1,382	46

		215

Total Foreign Common Stocks (Cost $4,897)		6,213

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 3.3%
iShares MSCI Japan ETF†	1,839	$98
iShares STOXX Europe 600 Banks UCITS ETF DE†	5,771	118

Total Exchange-Traded Funds (Cost $205)		216

MONEY MARKET FUND — 1.4%
PNC Government Money Market Fund, Class I Shares 0.650%† (B)	86,235	86

Total Money Market Fund (Cost $86)		86

TOTAL INVESTMENTS — 100.4% (Cost $5,188)**		6,515

Other Assets & Liabilities – (0.4)%		(23)

TOTAL NET ASSETS — 100.0%		$6,492

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $5,190.

Gross unrealized appreciation (000)	$1,408
Gross unrealized depreciation (000)	(83)

Net unrealized appreciation (000)	$1,325

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Security fair valued using methods approved by the Board of Trustees.
(B)	The rate quoted is the annualized seven-day effective yield of the fund at period end.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $129 (000) and represents 2.0% of net assets as of May 31, 2017.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Exchange-Traded Funds	$98	$118	$–	$216

Foreign Common Stocks:

Argentina	71	–	–	71

Australia	–	152	–	152

Belgium	–	66	–	66

Brazil	–	91	–	91

Canada	139	–	–	139

China	203	96	–	299

Denmark	44	163	–	207

France	–	93	–	93

Germany	161	510	–	671

Guernsey	36	–	–	36

Hong Kong	–	302	–	302

Hungary	–	29	–	29

India	139	–	–	139

Indonesia	46	–	–	46

Ireland	190	–	–	190

Israel	147	–	–	147

Italy	–	158	–	158

Japan	215	745	–	960

Kenya	97	–	–	97

Netherlands	203	70	–	273

Norway	–	51	–	51

Philippines	32	–	–	32

Singapore	188	–	–	188

South Korea	–	140	–	140

Spain	–	172	–	172

Sweden	–	100	–	100

Switzerland	–	460	–	460

Taiwan	67	–	–	67

Thailand	–	151	–	151

United Arab Emirates	–	91	–	91

United Kingdom	118	477	–	595

Money Market Fund	86	–	–	86

Total Assets - Investments in Securities	$2,280	$4,235	$–	$6,515

The Fund held securities valued at $95 (000) as of May 31, 2016 that were transferred from Level 1 to Level 2 of the valuation hierarchy during the fiscal year ended May 31, 2017. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were being valued based on quoted prices as of May 31, 2016 that are now being fair value adjusted as of May 31, 2017. The value of securities that were transferred to Level 2 as of May 31, 2017 is $120 (000). (See Note 2 in Notes to Financial Statements).

The Fund held securities valued at $24 (000) as of May 31, 2016 that were transferred from Level 2 to Level 1 of the valuation hierarchy during the fiscal year ended May 31, 2017. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that were fair value adjusted as of May 31, 2016 that are now being valued based on quoted prices as of May 31, 2017. The value of securities that were transferred to Level 1 as of May 31, 2017 is $65 (000). (See Note 2 in Notes to Financial Statements).

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

At May 31, 2017, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)
Foreign Common Stocks

Japan	14.8%	$960

Germany	10.3	671

United Kingdom	9.2	595

Switzerland	7.1	460

Hong Kong	4.7	302

China	4.6	299

Netherlands	4.2	273

Denmark	3.2	207

Ireland	2.9	190

Singapore	2.9	188

Spain	2.7	172

Italy	2.4	158

Australia	2.4	152

Thailand	2.3	151

Israel	2.3	147

South Korea	2.2	140

India	2.1	139

Canada	2.1	139

Sweden	1.5	100

Kenya	1.5	97

France	1.4	93

United Arab Emirates	1.4	91

Brazil	1.4	91

Argentina	1.1	71

Taiwan	1.0	67

Belgium	1.0	66

Norway	0.8	51

Indonesia	0.7	46

Guernsey	0.6	36

Philippines	0.5	32

Hungary	0.4	29

Total Foreign Common Stocks	95.7	6,213

Exchange-Traded Funds	3.3	216

Money Market Fund	1.4	86

Total Investments	100.4	6,515

Other Assets and Liabilities	(0.4)	(23)

Net Assets	100.0%	$6,492

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  A l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 93.1%
Consumer Discretionary — 26.5%
AMC Networks, Cl A*	970	$51
American Axle & Manufacturing Holdings*	3,030	46
Asbury Automotive Group*	900	50
Best Buy	1,190	71
Big Lots	1,150	56
Bojangles’*	2,790	49
Carnival (Panama)	960	62
Carter’s	620	51
Children’s Place	470	51
Cinemark Holdings	1,310	52
Columbia Sportswear	960	52
Cooper Tire & Rubber	1,280	46
Cooper-Standard Holding*	520	56
Cracker Barrel Old Country Store	360	60
D.R. Horton	1,700	56
Darden Restaurants	680	60
Dave & Buster’s Entertainment*	940	63
Delphi Automotive PLC (Jersey)	690	61
Discovery Communications, Cl A*	2,020	54
Fiat Chrysler Automobiles NV (Netherlands)*	5,110	54
Foot Locker	740	44
General Motors	1,600	54
Gentex	2,690	51
Grand Canyon Education*	800	63
Group 1 Automotive	750	45
International Game Technology PLC (United Kingdom)	2,390	42
Interpublic Group	2,310	58
LCI Industries	570	51
Lear	410	61
Lennar, Cl A	1,090	56
LGI Homes*	1,680	54
Lithia Motors, Cl A	650	59
Magna International (Canada)	1,300	58
MarineMax*	2,570	46
Marriott Vacations Worldwide	580	68
Meredith	890	48
Michaels*	2,550	49
Monarch Casino & Resort*	1,910	58
Nexstar Media Group, Cl A	820	47
Norwegian Cruise Line Holdings (Bermuda)*	1,110	55
Office Depot	12,320	63
Ollie’s Bargain Outlet Holdings*	1,700	70
Omnicom Group	670	56
Party City Holdco*	3,930	65
Penske Automotive Group	1,200	51
Royal Caribbean Cruises (Liberia)	570	63
Ruth’s Hospitality Group	2,830	61
Scripps Networks Interactive, Cl A	710	47
ServiceMaster Global Holdings*	1,380	52
Signet Jewelers (Bermuda)	800	38
Tenneco	900	51
Thor Industries	580	53
TopBuild*	1,220	65
Walt Disney	500	54
Williams-Sonoma	1,090	53
Wyndham Worldwide	670	68

		3,078

Consumer Staples — 2.3%
CVS Health	710	54

	Number of Shares	Value (000)

Hain Celestial Group*	1,510	$53
Ingredion	470	54
SpartanNash	1,650	49
Tyson Foods, Cl A	910	52

		262

Energy — 0.9%
DHT Holdings (Marshall Islands)	12,490	53
McDermott International (Panama)*	8,540	53

		106

Financials — 18.3%
Associated Banc-Corp	2,370	56
Bank of the Ozarks	1,120	49
BNY Mellon	1,220	57
BofI Holding*	2,090	46
Brookline Bancorp	3,750	52
Cathay General Bancorp	1,540	55
CenterState Banks	2,250	54
Chemical Financial	1,130	51
Citizens Financial Group	1,650	56
CNO Financial Group	2,810	58
Credicorp (Bermuda)	350	59
Credit Acceptance*	300	64
Eagle Bancorp*	970	55
East West Bancorp	1,110	61
Enterprise Financial Services	1,380	55
Essent Group (Bermuda)*	1,600	58
First BanCorp (Puerto Rico)*	10,300	53
First Financial Bancorp	2,120	53
First Merchants	1,480	59
FNF Group	1,450	62
Great Western Bancorp	1,350	51
Heartland Financial USA	1,160	52
Houlihan Lokey	1,670	56
Huntington Bancshares	4,280	54
IBERIABANK	720	56
Investors Bancorp	4,090	54
National Commerce*	1,510	56
Preferred Bank	1,080	54
Principal Financial Group	900	57
PrivateBancorp	1,000	60
Prudential Financial	550	58
QCR Holdings	1,360	60
Renasant	1,440	58
SunTrust Banks	1,032	55
Synovus Financial	1,420	58
TriState Capital Holdings*	2,450	57
Walker & Dunlop*	1,380	64
Washington Federal	1,740	56

		2,129

Healthcare — 7.0%
Aetna	460	67
Amgen	350	54
AMN Healthcare Services*	1,420	51
Biogen*	220	55
Centene*	800	58
Charles River Laboratories International*	640	59
HCA Healthcare*	640	52
ICON PLC (Ireland)*	690	65
Mallinckrodt PLC (Ireland)*	1,250	54

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  A l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — continued
Healthcare — continued
Masimo*	600	$52
McKesson	380	62
OraSure Technologies*	4,500	68
PRA Health Sciences*	870	63
Prestige Brands Holdings*	1,000	50

		810

Industrials — 18.5%
AerCap Holdings NV (Netherlands)*	1,250	55
Air Lease	1,480	55
Aircastle (Bermuda)	2,370	52
Alaska Air Group	590	51
Allegiant Travel	360	49
American Airlines Group	1,350	65
Apogee Enterprises	970	52
Barnes Group	1,120	63
Boeing	320	60
Builders FirstSource*	3,810	52
Comfort Systems USA	1,600	55
Delta Air Lines	1,240	61
Dycom Industries*	610	51
Embraer SA, ADR (Brazil)	2,500	49
GATX	950	57
Hawaiian Holdings*	1,220	61
Hexcel	1,050	54
Huntington Ingalls Industries	280	55
Ingersoll-Rand PLC (Ireland)	700	63
InnerWorkings*	5,980	65
Insperity	650	49
Kforce	2,410	43
ManpowerGroup	560	57
Masonite International (Canada)*	700	52
Mercury Systems*	1,460	58
Milacron Holdings*	3,120	54
Northrop Grumman	240	62
Owens Corning	930	58
Southwest Airlines	1,060	64
Spirit AeroSystems Holdings, Cl A	980	53
Stanley Black & Decker	430	59
Toro	910	62
TransUnion*	1,480	65
United Continental Holdings*	810	65
United Rentals*	460	50
Wabash National	2,780	56
Woodward	830	57
XPO Logistics*	1,200	63

		2,152

Information Technology — 13.3%
Advanced Energy Industries*	840	65
Analog Devices	690	59
Applied Materials	1,460	67
Arista Networks*	430	63
Arrow Electronics*	770	58
Cardtronics PLC, Cl A (United Kingdom)*	1,230	42
CDW	990	60
Cirrus Logic*	940	62
Cisco Systems	1,680	53
Cognizant Technology Solutions, Cl A	960	64
Entegris*	2,480	61
First Data, Cl A*	3,610	62

	Number of Shares	Value (000)

Infosys, ADR (India)	3,580	$54
Intel	1,600	58
Juniper Networks	2,040	60
Lam Research	440	68
Leidos Holdings	1,070	60
Oclaro*	5,550	49
Rudolph Technologies*	2,550	61
Sanmina*	1,420	52
Skyworks Solutions	580	62
Sykes Enterprises*	1,960	65
SYNNEX	510	57
TE Connectivity (Switzerland)	750	59
Tech Data*	620	60
Texas Instruments	690	57

		1,538

Materials — 3.9%
Avery Dennison	690	58
Bemis	1,160	52
Berry Global Group*	1,180	68
LyondellBasell Industries NV, Cl A (Netherlands)	620	50
Mercer International	4,780	56
Orion Engineered Carbons SA (Luxembourg)	2,840	50
Packaging Corporation of America	630	64
Trinseo SA (Luxembourg)	870	56

		454

Real Estate — 1.4%
Blackstone Mortgage Trust REIT, Cl A	1,830	57
Brixmor Property Group REIT	2,680	48
Realogy Holdings	1,900	58

		163

Utilities — 1.0%
Atmos Energy	700	58
NRG Yield, Cl A	3,310	57

		115

Total Common Stocks (Cost $10,861)		10,807

MASTER LIMITED PARTNERSHIPS — 5.5%
Energy — 5.5%
Cone Midstream Partners LP	2,590	55
Energy Transfer Equity LP	2,930	50
EQT Midstream Partners LP	730	54
GasLog Partners LP	2,360	52
Holly Energy Partners LP	1,650	54
KNOT Offshore Partners LP	2,510	53
Noble Midstream Partners LP	1,120	51
PBF Logistics LP	2,630	52
Rice Midstream Partners LP	2,230	55
Tallgrass Energy Partners LP	1,070	53
TC PipeLines LP	960	54
Valero Energy Partners LP	1,180	53

		636

Total Master Limited Partnerships (Cost $674)		636

See Notes to Financial Statements.

	Number of Shares	Value (000)
EXCHANGE-TRADED FUND — 1.2%
iShares Russell 3000 ETF†	1,000	$ 143

Total Exchange-Traded Fund (Cost $140)		143

MONEY MARKET FUND — 0.2%
PNC Government Money Market Fund, Class I Shares 0.650%† (A)	20,342	20

Total Money Market Fund (Cost $20)		20

TOTAL INVESTMENTS — 100.0% (Cost $11,695)**		11,606

Other Assets & Liabilities – 0.0%		4

TOTAL NET ASSETS — 100.0%		$11,610

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $11,696.

Gross unrealized appreciation (000)	$496
Gross unrealized depreciation (000)	(586)

Net unrealized depreciation (000)	$(90)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Common Stocks	$10,807	$–	$–	$10,807

Exchange-Traded Fund	143	–	–	143

Master Limited Partnerships	636	–	–	636

Money Market Fund	20	–	–	20

Total Assets - Investments in Securities	$11,606	$–	$–	$11,606

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 97.6%
Consumer Discretionary — 23.8%
AMC Networks, Cl A*	3,030	$161
Burlington Stores*	5,730	561
Carter’s	1,940	159
Choice Hotels International	2,790	181
Cinemark Holdings	4,060	161
D.R. Horton	16,680	545
Darden Restaurants	6,740	599
Delphi Automotive PLC (Jersey)	14,020	1,233
DISH Network, Cl A*	8,830	563
Foot Locker	7,390	439
Gentex	8,350	159
Hasbro	5,590	588
Home Depot	10,260	1,575
Interpublic Group	22,710	566
Lear	3,960	590
Lennar, Cl A	10,800	554
Lowe’s	18,360	1,446
Marriott International, Cl A	11,930	1,284
Mohawk Industries*	2,430	582
NIKE, Cl B	26,630	1,411
Norwegian Cruise Line Holdings (Bermuda)*	10,940	547
NVR*	170	388
Omnicom Group	13,260	1,110
Pool	1,480	176
Ross Stores	17,080	1,092
Scripps Networks Interactive, Cl A	4,660	309
ServiceMaster Global Holdings*	4,280	162
Sirius XM Holdings#	219,590	1,153
Thor Industries	1,810	164
Toll Brothers	4,830	178
Ulta Beauty*	1,960	598
Vail Resorts	1,950	417
Walt Disney	13,410	1,448
Wyndham Worldwide	4,330	437

		21,536

Consumer Staples — 4.6%
Church & Dwight	11,120	574
Constellation Brands, Cl A	6,900	1,261
CVS Health	19,170	1,473
Ingredion	3,020	345
Tyson Foods, Cl A	8,990	515

		4,168

Financials — 11.2%
Ameriprise Financial	8,870	1,072
Aon PLC (United Kingdom)	9,580	1,254
Artisan Partners Asset Management, Cl A	6,480	183
Citizens Financial Group	16,140	550
Credit Acceptance*#	920	198
Discover Financial Services	16,680	979
First Republic Bank	6,050	557
Lazard, Cl A (Bermuda)	3,880	173
LPL Financial Holdings	4,460	174
MarketAxess Holdings	1,980	377
Marsh & McLennan	20,290	1,574
Progressive	28,660	1,216
S&P Global	8,790	1,255
SVB Financial Group*	2,030	346
Western Alliance Bancorp*	3,680	168

		10,076

	Number of Shares	Value (000)

Healthcare — 13.4%
Aetna	12,010	$1,740
Amgen	9,250	1,436
Biogen*	5,620	1,393
Centene*	7,830	569
Charles River Laboratories International*	1,960	180
HCA Healthcare*	12,660	1,037
McKesson	7,450	1,215
Mettler-Toledo International*	1,160	676
Quintiles IMS Holdings*	14,080	1,217
Stryker	11,430	1,634
Teleflex	1,890	378
Waters*	3,580	643

		12,118

Industrials — 18.8%
3M	7,910	1,617
A.O. Smith	7,210	396
Air Lease	4,580	169
Alaska Air Group	3,890	339
Boeing	8,500	1,595
Copart*	11,750	367
Equifax	4,100	561
General Dynamics	8,020	1,630
HEICO	2,538	188
Hexcel	3,270	168
Huntington Ingalls Industries	1,810	354
Illinois Tool Works	11,430	1,614
Ingersoll-Rand PLC (Ireland)	14,140	1,267
Lennox International	2,170	384
Middleby*	2,660	341
Northrop Grumman	6,380	1,654
Snap-on	3,320	537
Southwest Airlines	21,100	1,268
Stanley Black & Decker	8,560	1,178
Toro	5,950	408
TransUnion*	9,580	419
United Rentals*	4,510	490

		16,944

Information Technology — 19.9%
Accenture PLC, Cl A (Ireland)	12,470	1,552
Adobe Systems*	11,650	1,653
Amphenol, Cl A	15,820	1,180
Analog Devices	13,770	1,181
Apple	10,466	1,599
Applied Materials	39,600	1,817
Arista Networks*	2,760	407
CDW	9,770	588
Cognizant Technology Solutions, Cl A	19,100	1,278
First Data, Cl A*	11,240	192
Lam Research	8,820	1,369
NVIDIA	14,070	2,031
Skyworks Solutions	11,600	1,234
Texas Instruments	18,750	1,547
VeriSign*	4,210	379

		18,007

Materials — 3.2%
Avery Dennison	4,570	385
Berry Global Group*	3,660	212
Eagle Materials	1,810	171

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — continued
Packaging Corporation of America	4,080	$417
Sherwin-Williams	3,650	1,211
Steel Dynamics	10,660	362
Valvoline	7,310	164

		2,922

Real Estate — 2.7%
CBRE Group, Cl A*	16,220	566
Extra Space Storage REIT	4,940	383
Public Storage REIT	6,860	1,477

		2,426

Total Common Stocks (Cost $81,266)		88,197

EXCHANGE-TRADED FUND — 1.1%
iShares Russell 1000 Growth ETF†	8,340	995

Total Exchange-Traded Fund (Cost $931)		995

MONEY MARKET FUND — 1.4%
PNC Government Money Market Fund,
Class I Shares 0.650%† (A)	1,303,843	1,304

Total Money Market Fund (Cost $1,304)		1,304

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.1% (Cost $83,501)		90,496

	Number of Shares	Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLAT-
ERAL FROM SECURITIES LOANED — 1.5%
Affiliated Money Market Fund — 1.4%
PNC Government Money Market Fund, Class I Shares 0.650%† (A)	1,233,108	$1,233

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 0.676% (A)	98,603	99

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $1,332)‡		1,332

TOTAL INVESTMENTS — 101.6% (Cost $84,833)**		91,828

Other Assets & Liabilities – (1.6)%		(1,464)

TOTAL NET ASSETS — 100.0%		$90,364

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $84,881.

Gross unrealized appreciation (000)	$8,454
Gross unrealized depreciation (000)	(1,507)

Net unrealized appreciation (000)	$6,947

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $1,276 (000).

‡ See Note 9 in Notes to Financial Statements.

(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Common Stocks	$88,197	$–	$–	$88,197

Exchange-Traded Fund	995	–	–	995

Money Market Fund	1,304	–	–	1,304

Short-Term Investments Purchased With Collateral From Securities Loaned	1,332	–	–	1,332

Total Assets - Investments in Securities	$91,828	$–	$–	$91,828

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$1,332	$–	$1,332

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,332	$–	$1,332

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 97.6%
Consumer Discretionary — 16.3%
AutoNation*	4,640	$183
Best Buy	27,150	1,613
BorgWarner	4,550	193
CalAtlantic Group	5,420	195
Carnival (Panama)	29,430	1,886
Comcast, Cl A	46,640	1,944
D.R. Horton	19,170	627
Discovery Communications, Cl A*	22,800	604
Foot Locker	8,480	504
Ford Motor	148,600	1,652
GameStop, Cl A	9,200	204
General Motors	48,840	1,657
Gentex	19,970	379
Goodyear Tire & Rubber	17,680	570
International Game Technology PLC (United Kingdom)	8,550	152
Lear	4,550	678
Lennar, Cl A	12,410	637
Michaels*	9,070	175
Norwegian Cruise Line Holdings (Bermuda)*	12,580	629
Penske Automotive Group	4,280	181
PVH	4,050	429
Royal Caribbean Cruises (Liberia)	13,110	1,445
Signet Jewelers (Bermuda)	5,920	285
TEGNA	16,400	389

		17,211

Consumer Staples — 6.7%
Bunge (Bermuda)	7,860	629
CVS Health	22,040	1,693
Hain Celestial Group*	5,380	188
Hormel Foods	37,510	1,262
Ingredion	3,470	396
J.M. Smucker	9,780	1,250
Pinnacle Foods	7,260	452
Tyson Foods, Cl A	20,950	1,201

		7,071

Energy — 0.6%
Tesoro	7,700	641

Financials — 31.1%
Affiliated Managers Group	3,920	603
Aflac	24,250	1,828
AGNC Investment REIT	21,140	440
Ally Financial	31,790	589
American Financial Group	4,460	445
Ameriprise Financial	10,180	1,230
Annaly Capital Management REIT	57,510	689
Associated Banc-Corp	8,440	201
Bank of America	74,330	1,666
BNY Mellon	37,150	1,751
Capital One Financial	20,500	1,577
Chimera Investment REIT	10,040	187
Citigroup	29,240	1,770
Citizens Financial Group	37,600	1,282
Discover Financial Services	19,170	1,125
E*TRADE Financial*	18,640	645
East West Bancorp	8,280	453
Fifth Third Bancorp	51,790	1,230
First American Financial	5,200	226

	Number of Shares	Value (000)

FNF Group	16,370	$698
Huntington Bancshares	98,110	1,230
KeyCorp	74,080	1,294
Lincoln National	20,290	1,319
OneMain Holdings*	8,080	182
PacWest Bancorp	8,150	380
Popular (Puerto Rico)	5,090	189
Principal Financial Group	20,760	1,306
Prudential Financial	16,500	1,730
Regions Financial	90,630	1,254
Reinsurance Group of America	3,360	418
Santander Consumer USA Holdings*	15,310	171
SunTrust Banks	31,530	1,683
Synchrony Financial	51,380	1,380
Synovus Financial	10,550	431
TCF Financial	12,260	185
Torchmark	5,520	417
Unum Group	13,890	625

		32,829

Healthcare — 9.1%
Aetna	13,810	2,000
Allscripts Healthcare Solutions*	16,000	183
Cardinal Health	15,800	1,174
Centene*	8,990	653
Express Scripts Holding*	26,690	1,595
HCA Healthcare*	19,470	1,595
LifePoint Health*	3,160	192
Mallinckrodt PLC (Ireland)*	9,230	398
Mylan NV (Netherlands)*	32,140	1,253
Premier, Cl A*	6,370	220
United Therapeutics*	3,040	367

		9,630

Industrials — 12.7%
Air Lease	5,250	194
Alaska Air Group	6,780	590
American Airlines Group	30,910	1,496
Arconic	24,410	671
Carlisle	3,970	402
Cummins	8,550	1,348
Delta Air Lines	37,770	1,856
Huntington Ingalls Industries	3,160	619
Ingersoll-Rand PLC (Ireland)	16,240	1,455
JetBlue Airways*	20,380	457
ManpowerGroup	4,160	424
Owens Corning	6,910	431
Regal Beloit	2,710	215
Spirit AeroSystems Holdings, Cl A	7,290	397
Spirit Airlines*	3,920	208
Textron	13,580	649
United Continental Holdings*	18,570	1,480
United Rentals*	5,170	562

		13,454

Information Technology — 13.9%
Apple	12,040	1,839
Arrow Electronics*	5,770	436
Cisco Systems	51,440	1,622
CoreLogic*	5,030	218
DXC Technology*	6,301	488
Hewlett Packard Enterprise	73,330	1,379

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
Intel	48,780	$1,761
Jabil Circuit	14,530	435
Juniper Networks	23,140	679
Lam Research	10,130	1,572
Leidos Holdings	8,050	447
Micron Technology*	60,890	1,874
Nuance Communications*	24,710	457
Skyworks Solutions	13,340	1,420

		14,627

Materials — 5.7%
Bemis	4,120	184
Dow Chemical	26,950	1,670
International Paper	25,560	1,352
LyondellBasell Industries NV, Cl A (Netherlands)	19,130	1,540
Nucor	21,690	1,260

		6,006

Real Estate — 0.2%
Realogy Holdings	6,780	206

Telecommunication Services — 0.7%
CenturyLink	27,700	691

Utilities — 0.6%
Ameren	11,600	658

Total Common Stocks (Cost $100,936)		103,024

EXCHANGE-TRADED FUND — 1.1%
iShares Russell 1000 Value ETF†	9,940	1,139

Total Exchange-Traded Fund (Cost $1,147)		1,139

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.3%
PNC Government Money Market Fund, Class I Shares 0.650%† (A)	1,360,408	$1,360

Total Money Market Fund (Cost $1,360)		1,360

TOTAL INVESTMENTS — 100.0% (Cost $103,443)**		105,523

Other Assets & Liabilities – 0.0%		(44)

TOTAL NET ASSETS — 100.0%		$105,479

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $103,545.

Gross unrealized appreciation (000)	$5,654
Gross unrealized depreciation (000)	(3,676)

Net unrealized appreciation (000)	$1,978

†  Affiliated Holding. See Note 3 in Notes to Financial Statements.

(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$103,024	$–	$–	$103,024

Exchange-Traded Fund	1,139	–	–	1,139

Money Market Fund	1,360	–	–	1,360

Total Assets - Investments in Securities	$105,523	$–	$–	$105,523

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U LE  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 94.5%
Consumer Discretionary — 12.2%
Adtalem Global Education	69,416	$2,596
Bright Horizons Family Solutions*	51,135	3,923
Cavco Industries*	31,865	3,513
Churchill Downs	31,539	5,287
Dana	135,537	2,863
Installed Building Products*	52,471	2,603
Liberty Global PLC, Cl A (United Kingdom)*#	109,519	2,312
Papa John’s International	25,936	2,090
Party City Holdco*	110,252	1,825
Pinnacle Entertainment*	153,456	3,006
Pool	13,211	1,574
Red Rock Resorts, Cl A	150,613	3,560
Standard Motor Products	66,257	3,224
Taylor Morrison Home, Cl A*	136,822	3,181
Wolverine World Wide	105,140	2,734

		44,291

Consumer Staples — 3.6%
Adecoagro SA (Luxembourg)*	199,906	2,199
Central Garden & Pet, Cl A*	79,767	2,306
Fresh Del Monte Produce	54,109	2,742
HRG Group*	141,809	2,690
SpartanNash	108,575	3,236

		13,173

Energy — 1.0%
EnLink Midstream	78,516	1,338
GasLog (Bermuda)#	180,220	2,334

		3,672

Financials — 15.1%
Allegiance Bancshares*	38,236	1,482
Argo Group International Holdings (Bermuda)	58,469	3,619
Astoria Financial	99,345	1,840
Banner	33,733	1,811
Capital Bank Financial, Cl A	97,487	3,617
CenterState Banks	91,835	2,208
Customers Bancorp*	93,845	2,623
Employers Holdings	95,935	3,842
Essent Group (Bermuda)*	65,396	2,372
FBL Financial Group, Cl A	30,908	1,946
First Busey	111,833	3,175
First Financial Bancorp	126,250	3,162
First Merchants	65,784	2,611
First Midwest Bancorp	73,455	1,628
Guaranty Bancorp	169,419	4,278
Old National Bancorp	218,434	3,451
OneBeacon Insurance Group, Cl A	89,025	1,633
Primerica	27,795	2,007
South State	54,774	4,552
WSFS Financial	65,091	2,870

		54,727

Healthcare — 15.6%
Cantel Medical	64,877	5,049
Concert Pharmaceuticals*	254,890	3,201
Cotiviti Holdings*	67,519	2,574
Dyax* (A) (B)	51,786	57
Glaukos*	56,282	2,291
HealthSouth	64,872	2,941
ICON PLC (Ireland)*	17,583	1,655

	Number of Shares	Value (000)

ICU Medical*	13,246	$2,137
INC Research Holdings, Cl A*	30,222	1,718
Inovalon Holdings, Cl A*#	156,759	2,132
Ironwood Pharmaceuticals*	210,872	3,735
Medidata Solutions*	43,660	3,108
Natus Medical*	55,461	1,880
NuVasive*	36,346	2,727
PAREXEL International*	22,874	1,849
PRA Health Sciences*	44,215	3,195
Providence Service*	38,307	1,790
Supernus Pharmaceuticals*	136,810	5,144
U.S. Physical Therapy	44,625	2,822
Vanda Pharmaceuticals*	253,659	3,488
Vocera Communications*	113,704	3,039

		56,532

Industrials — 11.7%
Alamo Group	42,918	3,654
American Woodmark*	25,474	2,364
Comfort Systems USA	83,971	2,893
Curtiss-Wright	33,481	3,014
Douglas Dynamics	73,064	2,225
EnerSys	53,379	3,953
HEICO	46,612	3,459
Moog, Cl A*	62,700	4,391
Multi-Color	42,539	3,654
RBC Bearings*	32,964	3,340
SP Plus*	92,911	2,741
TriNet Group*	84,026	2,599
Universal Forest Products	46,454	4,085

		42,372

Information Technology — 18.7%
Anixter International*	42,467	3,206
Aspen Technology*	40,423	2,472
CACI International, Cl A*	15,984	1,968
CoreLogic*	97,787	4,234
Entegris*	119,789	2,959
Envestnet*	40,724	1,460
EVERTEC (Puerto Rico)	206,208	3,402
Ichor Holdings (Cayman Islands)*	143,849	3,378
Kulicke & Soffa Industries*	206,152	4,566
Littelfuse	21,171	3,429
Match Group*#	163,908	3,193
Mellanox Technologies (Israel)*	36,742	1,745
MKS Instruments	45,655	3,732
Novanta (Canada)*	140,992	4,794
Plantronics	39,413	2,086
Qualys*	49,304	2,071
Sanmina*	113,363	4,149
Silicon Laboratories*	48,060	3,595
Take-Two Interactive Software*	51,834	3,978
Tech Data*	38,368	3,720
WebMD Health*	67,828	3,797

		67,934

Materials — 3.7%
Berry Global Group*	31,635	1,834
Cabot	46,394	2,423
Innophos Holdings	96,972	4,101
Minerals Technologies	42,752	3,076

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — continued
PolyOne	57,488	$2,147

		13,581

Real Estate — 7.4%
Agree Realty REIT	89,978	4,097
American Assets Trust REIT	44,251	1,728
CareTrust REIT	181,803	3,318
CoreCivic REIT	58,840	1,691
CorEnergy Infrastructure Trust REIT#	69,291	2,438
Medical Properties Trust REIT	135,382	1,753
Potlatch REIT	101,086	4,625
PS Business Parks REIT	30,455	3,846
Summit Hotel Properties REIT	183,653	3,287

		26,783

Telecommunication Services — 0.6%
Boingo Wireless*	140,332	2,255

Utilities — 4.9%
El Paso Electric	51,793	2,797
NRG Yield, Cl C	181,453	3,212
Pampa Energia SA, ADR (Argentina)*	57,189	3,575
SJW Group	56,406	2,710
Southwest Gas Holdings	47,648	3,791
WGL Holdings	18,149	1,502

		17,587

Total Common Stocks (Cost $291,759)		342,907

MASTER LIMITED PARTNERSHIPS — 2.7%
Energy — 2.1%
Alliance Resource Partners LP#	167,832	3,608
Cheniere Energy Partners LP#	132,665	4,265

		7,873

Financials — 0.6%
Ares Management LP#	118,938	2,147

Total Master Limited Partnerships (Cost $9,509)		10,020

	Number of Shares	Value (000)
EXCHANGE-TRADED FUND — 0.8%
iShares Russell 2000 ETF†#	20,829	$2,840

Total Exchange-Traded Fund (Cost $2,852)		2,840

MONEY MARKET FUND — 1.4%
PNC Government Money Market Fund, Class I Shares 0.650%† (C)	4,980,789	4,981

Total Money Market Fund (Cost $4,981)		4,981

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.4% (Cost $309,101)		360,748

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 4.4%
Affiliated Money Market Fund — 4.1%
PNC Government Money Market Fund, Class I Shares 0.650%† (C)	14,764,897	14,765

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 0.676% (C)	1,180,642	1,181

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $15,946)‡		15,946

TOTAL INVESTMENTS — 103.8% (Cost $325,047)**		376,694

Other Assets & Liabilities – (3.8)%		(13,729)

TOTAL NET ASSETS — 100.0%		$362,965

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $325,508.

Gross unrealized appreciation (000)	$55,991
Gross unrealized depreciation (000)	(4,805)

Net unrealized appreciation (000)	$51,186

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $15,431 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $57 (000) and represents less than 0.1% of net assets as of May 31, 2017.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$342,850	$–	$57	$342,907

Exchange-Traded Fund	2,840	–	–	2,840

Master Limited Partnerships	10,020	–	–	10,020

Money Market Fund	4,981	–	–	4,981

Short-Term Investments Purchased With Collateral From Securities Loaned	15,946	–	–	15,946

Total Assets - Investments in Securities	$376,637	$–	$57	$376,694

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$15,946	$–	$15,946

Total Liabilities - Collateral Received for Loaned Securities	$–	$15,946	$–	$15,946

There were no transfers between Levels during the fiscal year ended May 31, 2017.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 98.0%
Consumer Discretionary — 15.0%
Bright Horizons Family Solutions*	21,753	$1,669
Caesars Acquisition, Cl A*	61,743	1,090
CalAtlantic Group	22,860	824
Cavco Industries*	10,401	1,147
Century Communities*	34,569	861
Churchill Downs	8,770	1,470
Dorman Products*	19,182	1,600
Grand Canyon Education*	18,607	1,459
Helen of Troy (Bermuda)*	13,914	1,266
ILG	39,046	1,052
LCI Industries	9,811	873
MSG Networks, Cl A*	77,746	1,636
Party City Holdco*#	72,703	1,203
Pool	12,114	1,443
Sinclair Broadcast Group, Cl A	41,152	1,333
Standard Motor Products	13,370	651
Taylor Morrison Home, Cl A*	61,652	1,433
Tenneco	18,802	1,069

		22,079

Consumer Staples — 4.7%
AdvancePierre Foods Holdings	21,704	874
Fresh Del Monte Produce	32,934	1,669
HRG Group*	98,166	1,862
J&J Snack Foods	8,637	1,124
Lancaster Colony	4,830	598
Nomad Foods (Virgin Islands)*	51,762	732

		6,859

Financials — 3.2%
Employers Holdings	19,454	779
Essent Group (Bermuda)*	53,073	1,925
First Busey	44,923	1,275
Simmons First National, Cl A	15,300	777

		4,756

Healthcare — 25.1%
Amphastar Pharmaceuticals*	42,430	724
BioSpecifics Technologies*	24,638	1,277
Cantel Medical	29,372	2,286
Catalent*	25,094	892
Charles River Laboratories International*	12,387	1,140
Chemed	7,652	1,566
Corcept Therapeutics*	117,264	1,326
Cotiviti Holdings*	36,577	1,395
Dyax* (A) (B)	28,169	31
Exact Sciences*#	21,378	780
Exelixis*	50,817	951
HealthSouth	47,068	2,134
ICON PLC (Ireland)*	20,690	1,947
INC Research Holdings, Cl A*	29,382	1,670
Integra LifeSciences Holdings*	28,850	1,453
Ligand Pharmaceuticals*	5,984	648
MacroGenics*	57,799	1,026
Masimo*	12,965	1,128
Medidata Solutions*	16,893	1,202
Merit Medical Systems*	37,460	1,330
NuVasive*	14,816	1,112
Omnicell*	34,265	1,367
Penumbra*	10,065	834
PRA Health Sciences*	26,005	1,879

	Number of Shares	Value (000)

Quality Systems*	87,829	$1,349
Repligen*	44,578	1,749
Supernus Pharmaceuticals*	33,579	1,263
Syneron Medical (Israel)*	100,096	1,091
Xencor*	61,681	1,264

		36,814

Industrials — 13.1%
Beacon Roofing Supply*	28,825	1,390
Brink’s	27,644	1,744
Builders FirstSource*	79,496	1,086
Comfort Systems USA	41,150	1,418
Curtiss-Wright	16,329	1,470
Deluxe	18,514	1,262
Dycom Industries*	18,625	1,568
EnerSys	11,468	849
Global Brass & Copper Holdings	37,805	1,146
John Bean Technologies	12,450	1,074
MasTec*	26,756	1,134
Matthews International, Cl A	21,605	1,377
Mueller Industries	19,867	562
Multi-Color	11,946	1,026
SP Plus*	43,887	1,295
Teledyne Technologies*	5,677	747

		19,148

Information Technology — 22.7%
Aspen Technology*	29,770	1,821
Celestica (Canada)*	167,201	2,297
ChipMOS TECHNOLOGIES, ADR (Taiwan)	41,631	841
CoreLogic*	36,828	1,595
Entegris*	33,249	821
Euronet Worldwide*	22,687	1,979
EVERTEC (Puerto Rico)	86,435	1,426
ExlService Holdings*	37,400	1,959
Extreme Networks*	143,955	1,386
Fair Isaac	15,644	2,075
Integrated Device Technology*	36,873	943
j2 Global	13,912	1,177
LogMeIn	17,549	1,948
Methode Electronics	38,892	1,562
Novanta (Canada)*	57,656	1,960
Rapid7*	74,375	1,366
RealPage*	54,835	1,897
RingCentral, Cl A*	42,789	1,459
Sanmina*	21,352	782
Sapiens International NV (Curacao)*#	83,505	1,036
Silicon Laboratories*	26,473	1,980
Take-Two Interactive Software*	13,946	1,070

		33,380

Materials — 4.1%
Berry Global Group*	10,429	605
GCP Applied Technologies*	46,219	1,391
Innospec	19,586	1,254
Neenah Paper	25,253	1,970
Orion Engineered Carbons SA (Luxembourg)	46,497	811

		6,031

Real Estate — 7.1%
Armada Hoffler Properties REIT	87,893	1,161
Community Healthcare Trust REIT	31,892	788

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — continued
Real Estate — continued
CorEnergy Infrastructure Trust REIT	39,253	$1,381
GEO Group REIT	45,428	1,360
Gladstone Commercial REIT	35,097	715
Government Properties Income Trust REIT	54,299	1,173
Potlatch REIT	41,358	1,892
RE/MAX Holdings, Cl A	20,253	1,076
Ryman Hospitality Properties REIT	12,805	825

		10,371

Telecommunication Services — 1.0%
Boingo Wireless*	94,310	1,516

Utilities — 2.0%
NRG Yield, Cl A	86,787	1,493
SJW Group	13,424	645
Unitil	15,735	748

		2,886

Total Common Stocks (Cost $122,550)		143,840

MONEY MARKET FUND — 2.0%
PNC Government Money Market Fund, Class I Shares 0.650%† (C)	3,026,769	3,027

Total Money Market Fund (Cost $3,027)		3,027

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.0% (Cost $125,577)		146,867

	Number of Shares	Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLAT-
ERAL FROM SECURITIES LOANED — 0.2%
Affiliated Money Market Fund — 0.2%
PNC Government Money Market Fund, Class I Shares 0.650%† (C)	276,308	$276

Money Market Fund — 0.0%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 0.676% (C)	22,094	22

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $298)‡		298

TOTAL INVESTMENTS — 100.2% (Cost $125,875)**		147,165

Other Assets & Liabilities – (0.2)%		(357)

TOTAL NET ASSETS — 100.0%		$146,808

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $126,047.

Gross unrealized appreciation (000)	$22,740
Gross unrealized depreciation (000)	(1,622)

Net unrealized appreciation (000)	$21,118

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $291 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $31 (000) and represents less than 0.1% of net assets as of May 31, 2017.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$143,809	$–	$31	$143,840

Money Market Fund	3,027	–	–	3,027

Short-Term Investments Purchased With Collateral From Securities Loaned	298	–	–	298

Total Assets - Investments in Securities	$147,134	$–	$31	$147,165

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$298	$–	$298

Total Liabilities - Collateral Received for Loaned Securities	$–	$298	$–	$298

There were no transfers between Levels during the fiscal year ended May 31, 2017.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l   C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 96.3%
Consumer Discretionary — 9.4%
Amaya (Canada)*	6,854	$119
American Axle & Manufacturing Holdings*	6,964	105
Bloomin’ Brands	14,422	289
Cooper-Standard Holding*	1,614	174
Ethan Allen Interiors	6,461	174
GNC Holdings, Cl A#	30,403	230
Lithia Motors, Cl A	1,978	180
Meredith	3,988	216
NACCO Industries, Cl A	2,718	180
Pinnacle Entertainment*	27,952	548
Select Comfort*	9,870	284
Steven Madden*	8,066	317

		2,816

Consumer Staples — 2.7%
Nomad Foods (Virgin Islands)*	32,530	460
SpartanNash	2,910	87
Universal	3,724	247

		794

Energy — 2.7%
Atwood Oceanics*#	19,035	191
Hallador Energy	26,077	192
Overseas Shipholding Group, Cl A*	62,854	166
Transportadora de Gas del Sur SA, ADR (Argentina)*	15,335	250

		799

Financials — 30.1%
Ares Commercial Real Estate REIT	34,304	454
Arlington Asset Investment, Cl A#	20,321	292
Banco Latinoamericano de Comercio
Exterior SA, Cl E (Panama)	22,237	600
Brookline Bancorp	12,636	174
Camden National	4,203	169
Citizens & Northern	5,527	123
Community Bank System	4,455	240
CYS Investments REIT	21,970	185
Dime Community Bancshares	16,232	308
Dynex Capital REIT	110,129	756
EMC Insurance Group	4,722	128
First BanCorp (Puerto Rico)*	67,808	352
First Commonwealth Financial	9,584	118
FNB	9,827	130
Fulton Financial	26,047	456
Heartland Financial USA	5,131	230
International Bancshares	5,233	173
Invesco Mortgage Capital REIT	44,798	723
Ladder Capital REIT	13,183	186
Lakeland Bancorp	11,034	207
MTGE Investment REIT	11,315	207
NMI Holdings, Cl A*	48,409	503
Prospect Capital#	70,390	562
S&T Bancorp	6,514	217
South State	1,777	148
Umpqua Holdings	7,212	122
United Bankshares	17,203	658
Univest Corporation of Pennsylvania	8,898	245
Waterstone Financial	7,560	143

	Number of Shares	Value (000)

World Acceptance*#	2,461	$192

		9,001

Healthcare — 5.4%
AMAG Pharmaceuticals*	32,831	568
INC Research Holdings, Cl A*	2,896	165
Landauer	8,339	407
Meridian Bioscience	9,822	136
Supernus Pharmaceuticals*	9,334	351

		1,627

Industrials — 13.4%
AAR	9,086	318
ACCO Brands*	9,992	113
American Railcar Industries#	9,080	322
Argan	3,758	222
Barrett Business Services	4,347	248
Builders FirstSource*	8,090	111
Ennis	13,180	212
Global Brass & Copper Holdings	7,946	241
Greenbrier#	8,485	376
Harsco*	19,112	285
National Presto Industries	1,580	168
Navigant Consulting*	13,767	268
Ritchie Bros. Auctioneers (Canada)	10,065	312
Vectrus*	5,879	173
Viad	3,584	158
Wabash National	15,876	317
Wesco Aircraft Holdings*	16,177	156

		4,000

Information Technology — 10.6%
Amkor Technology*	21,977	249
Bel Fuse, Cl B	14,449	347
Black Box	24,271	199
EVERTEC (Puerto Rico)	17,773	293
Insight Enterprises*	2,908	121
Knowles*	12,486	214
ManTech International, Cl A	4,174	160
Photronics*	11,982	120
Plexus*	3,278	170
Sanmina*	14,496	531
Xcerra*	32,772	318
Xperi	5,019	154
Zynga, Cl A*	83,569	294

		3,170

Materials — 5.4%
Braskem SA, ADR (Brazil)#	7,974	164
Chase	2,651	280
Clearwater Paper*	3,747	174
Hecla Mining	42,611	244
Olympic Steel	12,004	198
Orion Engineered Carbons SA (Luxembourg)	12,043	210
SunCoke Energy*	23,065	202
Trinseo SA (Luxembourg)	1,964	126

		1,598

Real Estate — 9.1%
Ashford Hospitality Trust REIT	19,160	118
CoreSite Realty REIT	1,646	173
DiamondRock Hospitality REIT	40,811	453

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Real Estate — continued
Forestar Group*	13,693	$194
Monmouth Real Estate Investment REIT#	35,074	512
RMR Group, Cl A	2,259	111
Select Income REIT	20,196	482
Summit Hotel Properties REIT	28,016	501
Xinyuan Real Estate, ADR (Cayman Islands)#	38,917	184

		2,728

Telecommunication Services — 1.9%
8x8*	8,838	121
Boingo Wireless*	9,292	149
Cogent Communications Holdings	3,841	152
Consolidated Communications Holdings#	7,636	152

		574

Utilities — 5.6%
Cia Paranaense de Energia, Cl P, ADR (Brazil)#	33,552	287
El Paso Electric	5,118	276
NorthWestern	7,128	442
Otter Tail	3,311	132
Spire	7,685	544

		1,681

Total Common Stocks (Cost $26,921)		28,788

MASTER LIMITED PARTNERSHIPS — 2.0%
Energy — 2.0%
Alliance Resource Partners LP#	10,939	235
Hoegh LNG Partners LP	6,226	119
KNOT Offshore Partners LP	11,268	239

		593

Total Master Limited Partnerships (Cost $621)		593

MONEY MARKET FUND — 1.7%
PNC Government Money Market Fund, Class I Shares 0.650%† (A)	517,339	517

Total Money Market Fund (Cost $518)		517

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.0% (Cost $28,060)		29,898

	Number of Shares	Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 10.6%
Affiliated Money Market Fund — 9.8%
PNC Government Money Market Fund, Class I Shares 0.650%† (A)	2,931,435	$2,931

Money Market Fund — 0.8%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 0.676% (A)	234,406	234

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $3,165)‡		3,165

TOTAL INVESTMENTS — 110.6% (Cost $31,225)**		33,063

Other Assets & Liabilities – (10.6)%		(3,160)

TOTAL NET ASSETS — 100.0%		$29,903

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $31,256.

Gross unrealized appreciation (000)	$3,352
Gross unrealized depreciation (000)	(1,545)

Net unrealized appreciation (000)	$1,807

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $3,078 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  V a l u e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$28,788	$–	$–	$28,788

Master Limited Partnerships	593	–	–	593

Money Market Fund	517	–	–	517

Short-Term Investments Purchased With Collateral From Securities Loaned	3,165	–	–	3,165

Total Assets - Investments in Securities	$33,063	$–	$–	$33,063

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$3,165	$–	$3,165

Total Liabilities - Collateral Received for Loaned Securities	$–	$3,165	$–	$3,165

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  S & P  5 0 0  I n d e x  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 99.4%
Consumer Discretionary — 12.5%
Advance Auto Parts	540	$72
Amazon.com*	2,953	2,937
AutoNation*	484	19
AutoZone*	213	129
Bed Bath & Beyond	1,118	39
Best Buy	2,007	119
BorgWarner	1,473	63
CarMax*	1,389	87
Carnival (Panama)	3,085	198
CBS, Cl B	2,774	170
Charter Communications, Cl A*	1,593	550
Chipotle Mexican Grill*	214	102
Coach	2,061	95
Comcast, Cl A	35,298	1,472
D.R. Horton	2,496	82
Darden Restaurants	905	81
Delphi Automotive PLC (Jersey)	1,992	175
Discovery Communications, Cl A*	1,117	30
Discovery Communications, Cl C*	1,608	42
DISH Network, Cl A*	1,692	108
Dollar General	1,870	137
Dollar Tree*	1,737	135
Expedia	888	128
Foot Locker	986	59
Ford Motor	28,713	319
Gap	1,613	36
Garmin (Switzerland)	846	44
General Motors	10,167	345
Genuine Parts	1,094	101
Global Payments	1,130	104
Goodyear Tire & Rubber	1,878	61
H&R Block	1,544	41
Hanesbrands	2,780	57
Harley-Davidson	1,299	69
Hasbro	826	87
Home Depot	8,960	1,375
Interpublic Group	2,920	73
Kohl’s	1,298	50
L Brands	1,767	91
Leggett & Platt	983	51
Lennar, Cl A	1,446	74
LKQ*	2,262	71
Lowe’s	6,398	504
Macy’s	2,249	53
Marriott International, Cl A	2,345	252
Mattel	2,516	58
McDonald’s	6,014	907
Michael Kors Holdings (Virgin Islands)*	1,208	40
Mohawk Industries*	464	111
Netflix*	3,210	523
Newell Brands	3,548	188
News, Cl A	2,809	38
News, Cl B	882	12
NIKE, Cl B	9,829	521
Nordstrom#	835	35
Omnicom Group	1,737	145
O’Reilly Automotive*	664	161
Priceline Group*	361	678
PulteGroup	2,133	48
PVH	583	62
Ralph Lauren	415	28

	Number of Shares	Value (000)

Ross Stores	2,918	$187
Royal Caribbean Cruises (Liberia)	1,230	136
Scripps Networks Interactive, Cl A	701	46
Signet Jewelers (Bermuda)	513	25
Staples	4,784	43
Starbucks	10,869	691
Target	4,133	228
TEGNA	1,578	38
Tiffany	787	68
Time Warner	5,672	564
TJX	4,795	361
Tractor Supply	965	53
TripAdvisor*	840	32
Twenty-First Century Fox, Cl A	7,790	211
Twenty-First Century Fox, Cl B	3,584	96
Ulta Salon Cosmetics & Fragrance*	432	132
Under Armour, Cl A*#	1,353	26
Under Armour, Cl C*	1,360	24
VF	2,435	131
Viacom, Cl B	2,555	89
Walt Disney	10,770	1,163
Whirlpool	552	102
Wyndham Worldwide	783	79
Wynn Resorts	584	75
Yum! Brands	2,506	182

		19,224

Consumer Staples — 9.4%
Altria Group	14,347	1,082
Archer-Daniels-Midland	4,233	176
Brown-Forman, Cl B	1,318	68
Campbell Soup	1,426	82
Church & Dwight	1,789	92
Clorox	946	128
Coca-Cola	28,557	1,298
Colgate-Palmolive	6,539	499
Conagra Brands	3,061	118
Constellation Brands, Cl A	1,287	235
Costco Wholesale	3,273	591
Coty, Cl A	3,459	66
CVS Health	7,561	581
Dr Pepper Snapple Group	1,353	126
Estee Lauder, Cl A	1,635	154
General Mills	4,325	245
Hershey	1,025	118
Hormel Foods	1,984	67
J.M. Smucker	856	109
Kellogg	1,859	133
Kimberly-Clark	2,635	342
Kraft Heinz	4,386	404
Kroger	6,891	205
McCormick	842	88
Mead Johnson Nutrition	1,360	122
Molson Coors Brewing, Cl B	1,356	129
Mondelez International, Cl A	11,361	529
Monster Beverage*	2,981	151
PepsiCo	10,550	1,233
Philip Morris International	11,412	1,367
Procter & Gamble	18,975	1,672
Reynolds American	6,168	415
Sysco	3,700	202
Tyson Foods, Cl A	2,137	123

See Notes to Financial Statements.

P N C  S & P  5 0 0  I n d e x  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Walgreens Boots Alliance	6,295	$510
Wal-Mart Stores	11,078	871
Whole Foods Market	2,342	82

		14,413

Energy — 5.9%
Anadarko Petroleum	4,112	208
Apache	2,791	131
Baker Hughes	3,109	171
Cabot Oil & Gas	3,421	76
Chesapeake Energy*#	5,484	28
Chevron	13,887	1,437
Cimarex Energy	699	75
Concho Resources*	1,073	136
ConocoPhillips	9,116	407
Devon Energy	3,851	131
EOG Resources	4,239	383
EQT	1,272	70
Exxon Mobil	30,505	2,456
Halliburton	6,359	287
Helmerich & Payne	795	42
Hess	1,962	90
Kinder Morgan	14,122	265
Marathon Oil	6,233	81
Marathon Petroleum	3,882	202
Murphy Oil	1,192	29
National Oilwell Varco	2,778	91
Newfield Exploration*	1,450	47
Noble Energy	3,152	90
Occidental Petroleum	5,623	331
ONEOK	1,549	77
Phillips 66	3,257	248
Pioneer Natural Resources	1,248	208
Range Resources	1,382	32
Schlumberger (Curacao)	10,234	712
TechnipFMC PLC (United Kingdom)*	3,458	100
Tesoro	859	72
Transocean (Switzerland)*	2,863	26
Valero Energy	3,330	205
Williams	6,159	176

		9,120

Financials — 15.1%
Affiliated Managers Group	404	62
Aflac	2,993	226
Allstate	2,708	234
American Express	5,645	434
American International Group	6,893	439
Ameriprise Financial	1,116	135
Aon PLC (United Kingdom)	1,933	253
Arthur J Gallagher	1,307	74
Assurant	414	41
Bank of America	74,339	1,666
BB&T	5,968	249
Berkshire Hathaway, Cl B*	14,165	2,341
BlackRock†	891	365
BNY Mellon	7,736	364
Capital One Financial	3,547	273
CBOE Holdings	677	58
Charles Schwab	9,060	351
Chubb (Switzerland)	3,473	497

	Number of Shares	Value (000)

Cincinnati Financial	1,103	$77
Citigroup	20,491	1,240
Citizens Financial Group	3,767	128
CME Group	2,496	293
Comerica	1,268	87
Discover Financial Services	2,876	169
E*TRADE Financial*	2,014	70
Fifth Third Bancorp	5,557	132
Franklin Resources	2,552	107
Goldman Sachs Group	2,721	575
Hartford Financial Services Group	2,778	137
Huntington Bancshares	7,980	100
Intercontinental Exchange	4,381	264
Invesco (Bermuda)	3,005	95
JPMorgan Chase	26,325	2,163
KeyCorp	7,949	139
Leucadia National	2,382	58
Lincoln National	1,491	97
Loews	2,033	96
M&T Bank	1,138	178
Marsh & McLennan	3,791	294
Mastercard, Cl A	7,002	860
MetLife	8,085	409
Moody’s	1,222	145
Morgan Stanley	10,608	443
Nasdaq	838	57
Navient	2,170	31
Northern Trust	1,565	137
People’s United Financial	2,290	38
PNC Financial Services Group†	3,579	425
Principal Financial Group	1,968	124
Progressive	4,269	181
Prudential Financial	3,164	332
Raymond James Financial	954	69
Regions Financial	8,988	124
S&P Global	1,905	272
State Street	2,665	217
SunTrust Banks	3,611	193
Synchrony Financial	5,744	154
T. Rowe Price Group	1,790	126
Torchmark	812	61
Travelers	2,085	260
U.S. Bancorp	11,755	598
Unum Group	1,708	77
Visa, Cl A	13,739	1,308
Wells Fargo	33,254	1,701
Willis Towers Watson PLC (Ireland)	945	139
XL Group (Bermuda)	1,978	86
Zions Bancorporation	1,498	60

		23,188

Healthcare — 13.6%
Abbott Laboratories	12,782	584
AbbVie	11,887	785
Aetna	2,580	374
Agilent Technologies	2,386	144
Alexion Pharmaceuticals*	1,650	162
Allergan PLC (Ireland)	2,474	554
AmerisourceBergen	1,229	113
Amgen	5,473	850
Anthem	1,937	353
Baxter International	3,602	214

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Healthcare — continued
Becton Dickinson	1,563	$296
Biogen*	1,601	397
Boston Scientific*	10,018	271
Bristol-Myers Squibb	12,296	663
C.R. Bard	530	163
Cardinal Health	2,353	175
Celgene*	5,702	652
Centene*	1,256	91
Cerner*	2,189	143
Cigna	1,888	304
Cooper	359	78
DaVita*	973	64
DENTSPLY SIRONA	1,698	108
Edwards Lifesciences*	1,573	181
Eli Lilly	7,146	569
Envision Healthcare*	862	47
Express Scripts Holding*	4,517	270
Gilead Sciences	9,691	629
HCA Healthcare*	2,150	176
Henry Schein*	583	107
Hologic*	2,048	89
Humana	1,097	255
IDEXX Laboratories*	650	109
Illumina*	1,080	191
Incyte*	1,279	165
Intuitive Surgical*	237	217
Johnson & Johnson	20,237	2,595
Laboratory Corporation of America Holdings*	758	105
Mallinckrodt PLC (Ireland)*	780	34
McKesson	1,473	240
Medtronic PLC (Ireland)	10,100	851
Merck	20,285	1,321
Mettler-Toledo International*	172	100
Mylan NV (Netherlands)*	3,385	132
Patterson	613	27
PerkinElmer	806	51
Perrigo PLC (Ireland)	1,054	77
Pfizer	44,359	1,448
Quest Diagnostics	1,019	111
Regeneron Pharmaceuticals*	556	255
Stryker	2,287	327
Thermo Fisher Scientific	2,907	502
UnitedHealth Group	7,002	1,227
Universal Health Services, Cl B	659	75
Varian Medical Systems*	686	68
Vertex Pharmaceuticals*	1,825	226
Waters*	593	106
Zimmer Biomet Holdings	1,473	176
Zoetis	3,631	226

		20,823

Industrials — 10.3%
3M	4,424	905
Acuity Brands	325	53
Alaska Air Group	907	79
Allegion PLC (Ireland)	705	55
American Airlines Group	3,760	182
AMETEK	1,702	104
Arconic	3,225	89
Boeing	4,222	792
C.H. Robinson Worldwide	1,042	70

	Number of Shares	Value (000)

Caterpillar	4,304	$454
Cintas	633	80
CSX	6,890	373
Cummins	1,133	179
Danaher	4,476	380
Deere	2,129	261
Delta Air Lines	5,416	266
Dover	1,141	94
Eaton PLC (Ireland)	3,324	257
Emerson Electric	4,729	280
Equifax	881	121
Expeditors International of Washington	1,327	71
Fastenal	2,127	92
FedEx	1,797	348
Flowserve	960	47
Fluor	1,023	46
Fortive	2,213	138
Fortune Brands Home & Security	1,133	71
General Dynamics	2,105	428
General Electric	65,071	1,782
Honeywell International	5,607	746
Illinois Tool Works	2,325	328
Ingersoll-Rand PLC (Ireland)	1,901	170
J.B. Hunt Transport Services	643	55
Jacobs Engineering Group	888	47
Johnson Controls International PLC (Ireland)	6,890	288
Kansas City Southern	790	75
L3 Technologies	568	96
Lockheed Martin	1,853	521
Masco	2,388	89
Nielsen Holdings PLC (United Kingdom)	2,472	95
Norfolk Southern	2,147	266
Northrop Grumman	1,296	336
PACCAR	2,578	162
Parker-Hannifin	981	154
Pentair PLC (Ireland)	1,228	81
Quanta Services*	1,112	34
Raytheon	2,160	354
Republic Services	1,700	108
Robert Half International	947	44
Rockwell Automation	942	150
Rockwell Collins	958	104
Roper Technologies	746	169
Ryder System	394	26
Snap-on	428	69
Southwest Airlines	4,528	272
Stanley Black & Decker	1,108	152
Stericycle*	626	51
Textron	1,986	95
TransDigm Group*	367	98
Union Pacific	6,062	669
United Continental Holdings*	2,125	169
United Parcel Service, Cl B	5,070	537
United Rentals*	621	68
United Technologies	5,575	676
Verisk Analytics*	1,144	93
W.W. Grainger	394	68
Waste Management	2,992	218
Xylem	1,319	69

		15,899

See Notes to Financial Statements.

P N C  S & P  5 0 0  I n d e x  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — 21.6%
Accenture PLC, Cl A (Ireland)	4,643	$578
Activision Blizzard	5,030	295
Adobe Systems*	3,658	519
Advanced Micro Devices*	5,753	64
Akamai Technologies*	1,276	60
Alliance Data Systems	406	98
Alphabet, Cl A*	2,179	2,151
Alphabet, Cl C*	2,183	2,106
Amphenol, Cl A	2,269	169
Analog Devices	2,677	230
Apple	39,042	5,964
Applied Materials	7,951	365
Autodesk*	1,440	161
Automatic Data Processing	3,320	340
Broadcom (Singapore)	2,922	700
CA	2,306	73
Cisco Systems	36,930	1,164
Citrix Systems*	1,146	95
Cognizant Technology Solutions, Cl A	4,464	299
Corning	6,921	201
CSRA	1,072	32
DXC Technology*	1,052	82
eBay*	7,540	259
Electronic Arts*	2,298	260
F5 Networks*	481	62
Facebook, Cl A*	17,566	2,661
Fidelity National Information Services	2,415	207
Fiserv*	1,597	200
FLIR Systems	1,002	38
Gartner*	667	80
Harris	914	103
Hewlett Packard	12,256	231
HP	12,586	236
Intel	34,863	1,259
International Business Machines	6,364	971
Intuit	1,793	252
Juniper Networks	2,797	82
KLA-Tencor	1,149	120
Lam Research	1,198	186
Microchip Technology	1,589	132
Micron Technology*	7,660	236
Microsoft	57,205	3,995
Motorola Solutions	1,220	102
NetApp	1,929	78
NVIDIA	4,392	634
Oracle	22,049	1,001
Paychex	2,368	140
PayPal Holdings*	8,255	431
Qorvo*	938	73
QUALCOMM	10,864	622
Red Hat*	1,320	118
salesforce.com*	4,884	438
Seagate Technology PLC (Ireland)	2,167	94
Skyworks Solutions	1,367	145
Symantec	4,586	139
Synopsys*	1,123	84
TE Connectivity (Switzerland)	2,614	206
Teradata*	955	26
Texas Instruments	7,352	606
Total System Services	1,215	72
VeriSign*	663	60

	Number of Shares	Value (000)

Western Digital	2,099	$189
Western Union	3,566	68
Xerox	6,265	44
Xilinx	1,762	118
Yahoo!*	6,459	325

		33,129

Materials — 2.8%
Air Products & Chemicals	1,599	230
Albemarle	827	94
Avery Dennison	655	55
Ball	2,571	105
CF Industries Holdings	1,714	46
Dow Chemical	8,251	511
E.I. du Pont de Nemours	6,395	505
Eastman Chemical	1,078	87
Ecolab	1,928	256
FMC	983	74
Freeport-McMoRan*	9,217	106
International Flavors & Fragrances	585	81
International Paper	3,025	160
LyondellBasell Industries NV, Cl A (Netherlands)	2,458	198
Martin Marietta Materials	467	105
Monsanto	3,222	378
Mosaic	2,576	58
Newmont Mining	3,904	133
Nucor	2,343	136
PPG Industries	1,916	204
Praxair	2,098	278
Sealed Air	1,424	63
Sherwin-Williams	594	197
Vulcan Materials	973	121
WestRock	1,846	101

		4,282

Real Estate — 2.8%
Alexandria Real Estate Equities REIT	662	77
American Tower REIT	3,131	411
Apartment Investment & Management, Cl A REIT	1,154	50
AvalonBay Communities REIT	1,009	193
Boston Properties REIT	1,131	137
CBRE Group, Cl A*	2,208	77
Crown Castle International REIT	2,651	269
Digital Realty Trust REIT	1,168	138
Equinix REIT	525	232
Equity Residential REIT	2,689	175
Essex Property Trust REIT	483	124
Extra Space Storage REIT	926	72
Federal Realty Investment Trust REIT	527	65
GGP REIT	4,296	96
HCP REIT	3,439	108
Host Hotels & Resorts REIT	5,442	98
Iron Mountain REIT	1,801	63
Kimco Realty REIT	3,126	55
Macerich REIT	888	51
Mid-America Apartment Communities REIT	834	85
Prologis REIT	3,889	216
Public Storage REIT	1,097	236
Realty Income REIT	2,022	111
Regency Centers REIT	1,088	66
Simon Property Group REIT	2,311	356

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Real Estate — continued
SL Green Realty REIT	745	$75
UDR REIT	1,966	76
Ventas REIT	2,605	173
Vornado Realty Trust REIT	1,265	117
Welltower REIT	2,665	193
Weyerhaeuser REIT	5,502	181

		4,376

Telecommunication Services — 2.2%
AT&T	45,178	1,741
CenturyLink	4,022	100
Level 3 Communications*	2,144	127
Verizon Communications	29,991	1,399

		3,367

Utilities — 3.2%
AES	4,850	57
Alliant Energy	1,673	69
Ameren	1,783	101
American Electric Power	3,616	260
American Water Works	1,308	102
CenterPoint Energy	3,170	91
CMS Energy	2,053	97
Consolidated Edison	2,242	186
Dominion Energy	4,609	372
DTE Energy	1,319	144
Duke Energy	5,067	434
Edison International	2,397	196
Entergy	1,316	104
Eversource Energy	2,335	145
Exelon	6,792	247
FirstEnergy	3,300	96
NextEra Energy	3,486	493
NiSource	2,373	62
NRG Energy	2,321	37
PG&E	3,718	254
Pinnacle West Capital	818	72
PPL	5,000	200
Public Service Enterprise Group	3,720	167
SCANA	1,050	72
Sempra Energy	1,838	214
Southern	7,209	365
WEC Energy Group	2,323	146
Xcel Energy	3,736	179

		4,962

Total Common Stocks
(Cost $56,262)		152,783

EXCHANGE-TRADED FUND — 0.4%
SPDR® S&P 500® ETF Trust	2,565	619

Total Exchange-Traded Fund
(Cost $594)		619

Number of Shares		Value (000)
MONEY MARKET FUND — 0.3%
PNC Government Money Market Fund, Class I Shares 0.650%† (A)	407,689	$408

Total Money Market Fund
(Cost $408)		408

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.1%
(Cost $57,264)		153,810

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
Affiliated Money Market Fund — 0.1%
PNC Government Money Market Fund, Class I Shares 0.650%† (A)	73,950	74

Money Market Fund — 0.0%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 0.676% (A)	5,913	6

Total Short-Term Investments Purchased With Collateral From Securities Loaned
(Cost $80)‡		80

TOTAL INVESTMENTS — 100.2%
(Cost $57,344)**		153,890

Other Assets & Liabilities – (0.2)%		(263)

TOTAL NET ASSETS — 100.0%		$153,627

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $62,025.

Gross unrealized appreciation (000)	$97,756
Gross unrealized depreciation (000)	(5,891)

Net unrealized appreciation (000)	$91,865

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $77 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

P N C  S & P  5 0 0  I n d e x  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Common Stocks	$152,783	$–	$–	$152,783

Exchange-Traded Fund	619	–	–	619

Money Market Fund	408	–	–	408

Short-Term Investments Purchased With Collateral From Securities Loaned	80	–	–	80

Total Assets - Investments in Securities	$153,890	$–	$–	$153,890

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$80	$–	$80

Total Liabilities - Collateral Received for Loaned Securities	$–	$80	$–	$80

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  S m a l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Number of Shares	Value (000)
COMMON STOCKS — 97.4%
Consumer Discretionary — 17.3%
American Axle & Manufacturing Holdings*	275,773	$4,167
Camping World Holdings, Cl A	441,272	11,914
Dorman Products*	387,313	32,302
Fox Factory Holding*	339,535	11,154
Helen of Troy (Bermuda)*	140,405	12,777
LCI Industries	294,276	26,190
Lithia Motors, Cl A	325,612	29,582
Madison Square Garden, Cl A*	105,092	20,536

		148,622

Consumer Staples — 0.6%
TreeHouse Foods*	65,041	5,020

Financials — 26.8%
AMERISAFE	238,952	12,378
Bank of the Ozarks	745,492	32,951
Credit Acceptance*#	126,483	27,196
Diamond Hill Investment Group*	65,208	13,186
Eagle Bancorp*	506,770	28,911
Home BancShares	795,896	18,632
LegacyTexas Financial Group	702,845	24,754
National General Holdings	788,639	17,319
PRA Group*	958,816	33,367
RLI	403,012	22,383

		231,077

Healthcare — 8.9%
AMN Healthcare Services*	659,478	23,906
Neogen*	489,535	30,983
PAREXEL International*	267,632	21,630

		76,519

Industrials — 27.6%
Alamo Group	96,281	8,196
Colfax*	208,133	8,442
EnerSys	362,717	26,863
Exponent	319,039	18,919
Genesee & Wyoming, Cl A*	104,987	6,876
GP Strategies* (A)	305,694	7,505
HEICO	365,404	27,117
Insperity	251,807	18,999
John Bean Technologies	200,541	17,307
KLX*	265,204	12,833
On Assignment*	473,077	24,789
Patrick Industries*	223,877	14,821
Universal Forest Products	150,182	13,205
WageWorks*	376,078	26,607
Willdan Group*	153,371	5,103

		237,582

Information Technology — 7.2%ePlus*	93,031	7,326
Open Text (Canada)#	109,161	3,562
OSI Systems*	151,397	11,989
Tyler Technologies*	128,608	21,977
WEX*	169,737	17,340

		62,194

Materials — 4.1%
Balchem	246,346	19,393

	Number of Shares	Value (000)

Neenah Paper	201,771	$15,738

		35,131

Real Estate — 4.9%
Colliers International Group (Canada) (A)	308,274	16,523
FirstService (Canada) (A)	409,464	25,731

		42,254

Total Common Stocks (Cost $598,376)		838,399

MONEY MARKET FUND — 2.9%
PNC Government Money Market Fund, Class I Shares 0.650%† (B)	24,769,135	24,769

Total Money Market Fund (Cost $24,769)		24,769

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.3% (Cost $623,145)		863,168

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 3.6%
Affiliated Money Market Fund — 3.3%
PNC Government Money Market Fund, Class I Shares 0.650%† (B)	28,683,770	28,684

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 0.676% (B)	2,293,634	2,294

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $30,978)‡		30,978

TOTAL INVESTMENTS — 103.9% (Cost $654,123)**		894,146

Other Assets & Liabilities – (3.9)%		(33,252)

TOTAL NET ASSETS — 100.0%		$860,894

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $665,450.

Gross unrealized appreciation (000)	$246,292
Gross unrealized depreciation (000)	(17,596)

Net unrealized appreciation (000)	$228,696

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $30,407 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Security deemed to be partially illiquid. Total value of illiquid portion of such securities is $6,640 (000) and represents 0.8% of net assets as of May 31, 2017.
(B)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

P N C  S m a l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Common Stocks	$838,399	$–	$–	$838,399

Money Market Fund	24,769	–	–	24,769

Short-Term Investments Purchased With Collateral From Securities Loaned	30,978	–	–	30,978

Total Assets - Investments in Securities	$894,146	$–	$–	$894,146

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$30,978	$–	$30,978

Total Liabilities - Collateral Received for Loaned Securities	$–	$30,978	$–	$30,978

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

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P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 7

	Balanced	Emerging
	Allocation	Markets	International	International
	Fund	Equity Fund	Equity Fund	Growth Fund
ASSETS
Investments in non-affiliates at value	$19,099	$10,415	$1,008,084	$6,213
Investments in affiliates at value	3,870	669	45,415	302
Short-term investment in non-affiliates held as collateral for loaned securities at value	2	–	3,035	–
Short-term investment in affiliates purchased with collateral from securities loaned at value	26	–	37,957	–

Total Investments at value(1)(2)	22,997	11,084	1,094,491	6,515

Cash	–	–	6	2
Initial margin held by broker for open futures contracts	–	–	332	–
Receivable for investments sold	290	–	60	–
Receivable for shares of beneficial interest issued	1	–	1,681	–
Dividends and interest receivable	86	19	3,232	14
Foreign currency, at value(3)	–	2	197	2
Receivable from Adviser	–	27	–	9
Prepaid expenses	27	1	39	2
Other assets	17	1	118	1

Total Assets	23,418	11,134	1,100,156	6,545

LIABILITIES
Payable for collateral received for loaned securities	28	–	40,992	–
Payable for shares of beneficial interest redeemed	1	–	612	–
Payable for investment securities purchased	202	–	–	–
Variation margin payable from broker for open futures contracts	–	–	8	–
Investment advisory fees payable	7	–	705	–
12b-1 fees payable
Class A	3	–	17	–
Class C	1	–	2	–
Shareholder servicing fees payable
Class A	2	–	20	–
Class C	–	–	1	–
Administration fees payable	3	2	55	3
Custodian fees payable	3	5	75	5
Transfer agent fees payable	21	2	65	7
Trustees’ deferred compensation payable	17	1	118	1
Trustees’ fees payable	2	2	29	–
Other liabilities	50	15	123	37

Total Liabilities	340	27	42,822	53

TOTAL NET ASSETS	$23,078	$11,107	$1,057,334	$6,492

Investments in non-affiliates at cost	$16,677	$9,340	$856,297	$4,897
Investments in affiliates at cost	3,252	668	44,735	291
Short-term investment in non-affiliates held as collateral for loaned securities at cost	2	–	3,035	–
Short-term investment in affiliates purchased with collateral from securities loaned at cost	26	–	37,957	–

(1) Total Investments at cost	$19,957	$10,008	$942,024	$5,188

(2) Includes securities on loan with a value of	$28	$–	$30,831	$–

(3) Foreign currency, at cost	$–	$2	$202	$2

See Notes to Financial Statements.

	Balanced Allocation Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$18,188	$10,012	$899,653	$5,213
Undistributed (Distributions in Excess of) Net Investment Income	53	23	8,894	19
Accumulated Net Realized Gain (Loss) on Investments and Futures	1,797	(4)	(3,638)	(67)
Net Unrealized Appreciation/Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	–	–	(20)	–
Net Unrealized Appreciation/Depreciation on Investments and Futures	3,040	1,076	152,445	1,327

Total Net Assets	$23,078	$11,107	$1,057,334	$6,492

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$13,149,285	$11,107,375	$995,485,677	$6,454,183

Class I shares outstanding	952,325	1,001,189	45,458,491	512,632

Net Asset Value, Offering and Redemption Price Per Share	$13.81	$11.09	$21.90	$12.59

Net assets applicable to Class A	$9,375,073	N/A	$58,740,175	$37,897

Class A shares outstanding	677,197	N/A	2,707,479	3,011

Net Asset Value and Redemption Price Per Share	$13.84	N/A	$21.70	$12.59

Maximum Offering Price Per Share(4)	$14.53	N/A	$22.96	$13.32

Maximum Sales Charge Per Share	4.75%	N/A	5.50%	5.50%

Net assets applicable to Class C	$552,636	N/A	$3,108,131	N/A

Class C shares outstanding	40,645	N/A	149,391	N/A

Net Asset Value and Offering Price Per Share(5)	$13.60	N/A	$20.81	N/A

Net assets applicable to Class T	$1,128	N/A	N/A	N/A

Class T shares outstanding	81.01	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$13.92	N/A	N/A	N/A

Maximum Offering Price Per Share(4)	$14.42	N/A	N/A	N/A

Maximum Sales Charge Per Share	3.50%	N/A	N/A	N/A

(4)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(5)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

STATEMENTS OF ASSETS AND LIABILITIES (000)

M a y  3 1 ,  2 0 1 7

	Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund
ASSETS
Investments in non-affiliates at value	$11,443	$88,197	$103,024
Investments in affiliates at value	163	2,299	2,499
Short-term investment in non-affiliates held as collateral for loaned securities at value	–	99	–
Short-term investment in affiliates purchased with collateral from securities loaned at value	–	1,233	–

Total Investments at value(1)	11,606	91,828	105,523

Cash	2	–	–
Receivable for shares of beneficial interest issued	4	148	150
Dividends and interest receivable	18	83	174
Receivable from Adviser	9	–	–
Prepaid expenses	16	22	21
Other assets	11	29	41

Total Assets	11,666	92,110	105,909

LIABILITIES
Payable for collateral received for loaned securities	–	1,332	–
Payable for shares of beneficial interest redeemed	4	247	237
Investment advisory fees payable	–	3	6
12b-1 fees payable
Class A	1	12	16
Class C	–	1	–
Shareholder servicing fees payable
Class A	–	9	12
Administration fees payable	3	6	7
Custodian fees payable	1	2	2
Transfer agent fees payable	14	60	62
Trustees’ deferred compensation payable	11	29	41
Trustees’ fees payable	1	3	4
Other liabilities	21	42	43

Total Liabilities	56	1,746	430

TOTAL NET ASSETS	$11,610	$90,364	$105,479

Investments in non-affiliates at cost	$11,535	$81,266	$100,936
Investments in affiliates at cost	160	2,235	2,507
Short-term investment in non-affiliates held as collateral for loaned securities at cost	–	99	–
Short term investments in repurchase agreements held as collateral for loaned securities at cost
Short-term investment in affiliates purchased with collateral from securities loaned at cost	–	1,233	–

(1) Total Investments at cost	$11,695	$84,833	$103,443

(2) Includes securities on loan with a value of	$–	$1,276	$–

See Notes to Financial Statements.

	Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$33,539	$89,670	$147,131
Undistributed (Distributions in Excess of) Net Investment Income	85	141	520
Accumulated Net Realized Gain (Loss) on Investments and Futures	(21,925)	(6,442)	(44,252)
Net Unrealized Appreciation/Depreciation on Investments and Futures	(89)	6,995	2,080

Total Net Assets	$11,610	$90,364	$105,479

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$8,926,522	$75,156,152	$82,769,542

Class I shares outstanding	474,785	2,299,949	3,578,543

Net Asset Value, Offering and Redemption Price Per Share	$18.80	$32.68	$23.13

Net assets applicable to Class A	$2,427,537	$14,590,748	$22,533,758

Class A shares outstanding	131,921	455,579	976,978

Net Asset Value and Redemption Price Per Share	$18.40	$32.03	$23.06

Maximum Offering Price Per Share(3)	$19.47	$33.89	$24.40

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%

Net assets applicable to Class C	$255,920	$616,658	$175,612

Class C shares outstanding	15,118	21,224	7,757

Net Asset Value and Offering Price Per Share(4)	$16.93	$29.05	$22.64

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

STATEMENTS OF ASSETS AND LIABILITIES (000)

M a y  3 1 ,  2 0 1 7

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
ASSETS
Investments in non-affiliates at value	$352,927	$143,840	$29,381
Investments in affiliates at value	7,821	3,027	517
Short-term investment in non-affiliates held as collateral for loaned securities at value	1,181	22	234
Short-term investment in affiliates purchased with collateral from securities loaned at value	14,765	276	2,931

Total Investments at value(1)(2)	376,694	147,165	33,063

Cash	51	14	–
Receivable for shares of beneficial interest issued	4,253	155	6
Dividends and interest receivable	348	99	61
Prepaid expenses	45	24	15
Other assets	20	13	18

Total Assets	381,411	147,470	33,163

LIABILITIES
Payable for collateral received for loaned securities	15,946	298	3,165
Payable for shares of beneficial interest redeemed	1,369	140	12
Payable for investment securities purchased	713	–	–
Investment advisory fees payable	169	67	2
12b-1 fees payable
Class A	31	14	5
Class C	–	6	1
Shareholder servicing fees payable
Class A	33	15	4
Class C	–	5	1
Administration fees payable	19	9	3
Custodian fees payable	7	4	2
Transfer agent fees payable	58	50	22
Trustees’ deferred compensation payable	20	13	18
Trustees’ fees payable	10	4	1
Other liabilities	71	37	24

Total Liabilities	18,446	662	3,260

TOTAL NET ASSETS	$362,965	$146,808	$29,903

Investments in non-affiliates at cost	$301,268	$122,550	$27,543
Investments in affiliates at cost	7,833	3,027	517
Short-term investment in non-affiliates held as collateral for loaned securities at cost	1,181	22	234
Short-term investment in affiliates purchased with collateral from securities loaned at cost	14,765	276	2,931

(1) Total Investments at cost	$325,047	$125,875	$31,225

(2) Includes securities on loan with a value of	$15,431	$291	$3,078

See Notes to Financial Statements.

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$314,629	$120,763	$51,856
Undistributed (Accumulated) Net Investment Income (Loss)	242	424	567
Accumulated Net Realized Gain (Loss) on Investments and Futures	(3,553)	4,331	(24,358)
Net Unrealized Appreciation/Depreciation on Investments and Futures	51,647	21,290	1,838

Total Net Assets	$362,965	$146,808	$29,903

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$269,061,374	$94,220,629	$16,608,429

Class I shares outstanding	11,118,940	4,095,291	748,823

Net Asset Value, Offering and Redemption Price Per Share	$24.20	$23.01	$22.18

Net assets applicable to Class A	$93,304,463	$44,019,890	$12,036,969

Class A shares outstanding	3,886,434	1,953,537	590,517

Net Asset Value and Redemption Price Per Share	$24.01	$22.53	$20.38

Maximum Offering Price Per Share(3)	$25.41	$23.84	$21.57

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%

Net assets applicable to Class C	$598,793	$8,567,629	$1,257,667

Class C shares outstanding	24,790	392,526	69,392

Net Asset Value and Offering Price Per Share(4)	$24.15	$21.83	$18.12

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

STATEMENTS OF ASSETS AND LIABILITIES (000)

M a y  3 1 ,  2 0 1 7

	S&P 500 Index Fund	Small Cap Fund
ASSETS
Investments in non-affiliates at value	$152,612	$838,399
Investments in affiliates at value	1,198	24,769
Short-term investment in non-affiliates held as collateral for loaned securities at value	6	2,294
Short-term investment in affiliates purchased with collateral from securities loaned at value	74	28,684

Total Investments at value(1)(2)	153,890	894,146

Receivable for shares of beneficial interest issued	5	742
Dividends and interest receivable	326	611
Receivable from Adviser	6	–
Prepaid expenses	32	49
Other assets	35	111

Total Assets	154,294	895,659

LIABILITIES
Payable for collateral received for loaned securities	80	30,978
Payable for shares of beneficial interest redeemed	451	1,562
Payable for investment securities purchased	–	1,007
Investment advisory fees payable	–	646
12b-1 fees payable
Class A	–	5
Class C	5	15
Shareholder servicing fees payable
Class A	5	14
Class C	3	4
Class R4	1	–
Administration fees payable	9	45
Custodian fees payable	7	9
Transfer agent fees payable	25	122
Trustees’ deferred compensation payable	35	111
Trustees’ fees payable	6	38
Other liabilities	40	209

Total Liabilities	667	34,765

TOTAL NET ASSETS	$153,627	$860,894

Investments in non-affiliates at cost	$56,536	$598,376
Investments in affiliates at cost	728	24,769
Short-term investment in non-affiliates held as collateral for loaned securities at cost	6	2,294
Short-term investment in affiliates purchased with collateral from securities loaned at cost	74	28,684

(1) Total Investments at cost	$57,344	$654,123

(2) Includes securities on loan with a value of	$77	$30,407

See Notes to Financial Statements.

	S&P 500 Index Fund	Small Cap Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$50,552	$616,096
Undistributed (Distributions in Excess of) Net Investment Income	807	(975)
Accumulated Net Realized Gain (Loss) on Investments and Futures	5,722	5,750
Net Unrealized Appreciation/Depreciation on Investments and Futures	96,546	240,023

Total Net Assets	$153,627	$860,894

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$125,416,298	$794,173,556

Class I shares outstanding	6,922,140	34,841,090

Net Asset Value, Offering and Redemption Price Per Share	$18.12	$22.79

Net assets applicable to Class A	$17,438,211	$45,033,020

Class A shares outstanding	966,637	2,041,942

Net Asset Value and Redemption Price Per Share	$18.04	$22.05

Maximum Offering Price Per Share(3)	$18.50	$23.33

Maximum Sales Charge Per Share	2.50%	5.50%

Net assets applicable to Class C	$7,184,806	$21,687,574

Class C shares outstanding	403,295	1,083,266

Net Asset Value and Offering Price Per Share(4)	$17.82	$20.02

Net assets applicable to Class R4	$3,223,350	N/A

Class R4 shares outstanding	177,900	N/A

Net Asset Value and Offering Price Per Share	$18.12	N/A

Net assets applicable to Class R5	$364,639	N/A

Class R5 shares outstanding	20,132	N/A

Net Asset Value and Offering Price Per Share	$18.11	N/A

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

STATEMENTS OF OPERATIONS (000)

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 7

	Balanced	Emerging
	Allocation	Markets	International	International
	Fund	Equity Fund*	Equity Fund	Growth Fund
Investment Income:
Dividends from unaffiliated investments	$364	$55	$18,697	$68
Dividends from affiliated investments(1)	151	1	363	4
Interest	440	–	63	–
Security lending income (net of fees)(2)	12	–	1,169	–
Less: foreign taxes withheld	(5)	(3)	(1,923)	(7)

Total Investment Income	962	53	18,369	65
Expenses:
Investment advisory fees	317	18	7,856	36
Administration fees	26	2	463	7
12b-1 fees:
Class A	4	–	23	–
Class C	5	–	21	–
Shareholder servicing fees:
Class A	22	–	115	–
Class C	2	–	7	–
Transfer agent fees	65	2	174	20
Commitment fees	–	–	4	–
Custodian fees	30	5	222	18
Professional fees	44	30	141	45
Pricing service fees	53	2	31	23
Printing and shareholder reports	7	–	74	1
Registration and filing fees	50	2	65	5
Trustees’ fees	10	2	80	5
Miscellaneous	10	1	116	1

Total Expenses	645	64	9,392	161
Less:
Waiver of investment advisory fees(1)	(211)	(18)	(701)	(36)
Advisor expense reimbursement(1)	–	(23)	–	(88)

Net Expenses	434	23	8,691	37

Net Investment Income (Loss)	528	30	9,678	28
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	3,975	(20)	43,588	(68)
Net realized gain (loss) on affiliated investments sold(1)	(1,299)	–	102	1
Net realized gain (loss) on futures	(1)	–	364	–
Net realized gain (loss) on foreign currency transactions	(13)	(7)	(395)	(1)
Net change in unrealized appreciation/depreciation on unaffiliated investments	(2,617)	1,075	111,094	1,067
Net change in unrealized appreciation/depreciation on affiliated investments	2,230	1	680	9
Net change in unrealized appreciation/depreciation on futures	–	–	(96)	–
Net change in unrealized appreciation/depreciation on foreign currency translation	(1)	–	(6)	–

Net Gain (Loss) on Investments	2,274	1,049	155,331	1,008

Payment by Affiliate(3)	–	16	–	–

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,802	$1,095	$165,009	$1,036

* Commenced operations on March 31, 2017.

(1) See Note 3 in Notes to Financial Statements.

(2) See Note 9 in Notes to Financial Statements.

(3) See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$416	$1,338	$2,539	$3,338	$1,573
1	22	35	26	8
–	–	–	–	–
3	14	–	119	32
(4)	–	(33)	(2)	(14)

416	1,374	2,541	3,481	1,599

168	684	838	2,457	1,043
15	51	62	141	62

1	17	23	43	20
2	5	1	1	63

8	84	111	210	99
1	2	1	–	21
42	161	176	161	150
–	–	–	4	4
5	4	7	15	10
47	55	57	78	59
4	4	4	6	6
5	32	32	61	22
36	38	46	66	51
9	15	17	31	17
5	23	29	79	53
348	1,175	1,404	3,353	1,680

(136)	(248)	(264)	(775)	(488)
–	–	–	–	–
212	927	1,140	2,578	1,192
204	447	1,401	903	407

4,628	14,483	15,671	3,004	5,555
(1)	139	224	–	–
–	44	–	–	–
–	–	–	–	–
(2,578)	(1,039)	(6,881)	37,103	11,929
3	62	(12)	(12)	–
–	(44)	–	–	–
–	–	–	–	–
2,052	13,645	9,002	40,095	17,484
–	–	–	–	–
$2,256	$14,092	$10,403	$40,998	$17,891

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

STATEMENTS OF OPERATIONS (000)

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 7

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund
Investment Income:
Dividends from unaffiliated investments	$720	$3,442	$9,486
Dividends from affiliated investments(1)	2	22	100
Interest	4	5	–
Security lending income (net of fees)(2)	100	4	1,394
Less: foreign taxes withheld	(4)	–	(71)
Total Investment Income	822	3,473	10,909
Expenses:
Investment advisory fees	263	185	9,957
Administration fees	18	85	545
12b-1 fees:
Class A	6	–	3
Class C	10	53	195
Shareholder servicing fees:
Class A	30	44	152
Class C	4	18	65
Class R4	–	6	–
Transfer agent fees	64	75	374
Commitment fees	1	–	4
Custodian fees	5	28	27
Professional fees	39	51	159
Pricing service fees	6	23	2
Printing and shareholder reports	8	8	182
Registration and filing fees	40	67	136
Trustees’ fees	9	21	104
Miscellaneous	13	14	505
Total Expenses	516	678	12,410
Less:
Waiver of investment advisory fees(1)	(217)	(185)	(1,053)
Advisor expense reimbursement(1)	–	(45)	–
Net Expenses	299	448	11,357
Net Investment Income (Loss)	523	3,025	(448)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	1,929	17,055	27,478
Net realized gain (loss) on affiliated investments sold(1)	33	84	3,380
Net realized gain (loss) on futures	–	46	–
Net change in unrealized appreciation/depreciation on unaffiliated investments	1,153	5,372	78,179
Net change in unrealized appreciation/depreciation on affiliated investments	–	74	–
Net change in unrealized appreciation/depreciation on futures	–	(44)	–
Net Gain (Loss) on Investments	3,115	22,587	109,037
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,638	$25,612	$108,589

(1)  See Note 3 in Notes to Financial Statements.

(2)  See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

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P N C  E q u i t y  F u n d s

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Balanced Allocation Fund		Emerging Markets Equity Fund	International Equity Fund
	For the Year Ended		For the Period	For the Year Ended

	May 31, 2017	May 31, 2016	March 31, 2017**- May 31, 2017	May 31, 2017	May 31, 2016

Investment Activities:
Net investment income (loss)	$528	$906	$30	$9,678	$9,096
Net realized gain (loss) on investments sold, futures and foreign currency transactions	2,662	1,025	(27)	43,659	(22,966)
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency translation	(388)	(2,960)	1,076	111,672	(37,105)
Payment by Affiliate	–	–	16	–	–
Net increase (decrease) in net assets resulting from operations	2,802	(1,029)	1,095	165,009	(50,975)
Dividends to Shareholders
Dividends from net investment income:
Class I	(528)	(846)	–	(7,653)	(13,647)
Class A	(82)	(133)	–	(299)	(384)
Class C	(2)	(5)	–	(1)	(43)
Distributions from net realized gains:
Class I	(307)	(2,333)	–	–	–
Class A	(58)	(435)	–	–	–
Class C	(4)	(29)	–	–	–
Total dividends and distributions	(981)	(3,781)	–	(7,953)	(14,074)
Share Transactions:
Proceeds from shares issued:
Class I	996	2,199	10,012	182,649	248,290
Class A	323	417	–	39,928	23,823
Class C	33	9	–	705	1,462
Class T	–	1	–	–	–
Reinvestment of dividends and distributions:
Class I	816	3,110	–	4,534	7,876
Class A	133	543	–	268	335
Class C	6	33	–	–	28
Total proceeds from shares issued and reinvested	2,307	6,312	10,012	228,084	281,814
Value of shares redeemed:
Class I	(38,681)	(6,985)	–	(107,794)	(55,118)
Class A	(1,360)	(980)	–	(25,127)	(7,653)
Class C	(148)	(65)	–	(1,186)	(633)
Total value of shares redeemed	(40,189)	(8,030)	–	(134,107)	(63,404)
Increase (decrease) in net assets from share transactions	(37,882)	(1,718)	10,012	93,977	218,410
Total increase (decrease) in net assets	(36,061)	(6,528)	11,107	251,033	153,361
Net Assets:
Beginning of year	59,139	65,667	–	806,301	652,940
End of year*	$23,078	$59,139	$11,107	$1,057,334	$806,301

*Including undistributed (distributions in excess of) net investment income	$53	$109	$23	$8,894	$6,454

**Commencement of operations.

See Notes to Financial Statements.

International Growth Fund		Multi-Factor All Cap Fund		Multi-Factor Large Cap Growth Fund		Multi-Factor Large Cap Value Fund

For the Year Ended	For the Period	For the Year Ended		For the Year Ended		For the Year Ended

May 31, 2017	February 29, 2016**- May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
$28	$19	$204	$322	$447	$703	$1,401	$1,823
(68)	5	4,627	1,691	14,666	6,789	15,895	5,759
1,076	251	(2,575)	(2,270)	(1,021)	(10,162)	(6,893)	(8,823)
–	–	–	–	–	–	–	–
1,036	275	2,256	(257)	14,092	(2,670)	10,403	(1,241)
(25)	–	(159)	(262)	(441)	(461)	(778)	(1,384)
–	–	(16)	(31)	(176)	(94)	(401)	(341)
–	–		(2)			(1)	(2)
(7)	–	–	–	–			–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(32)	–	(175)	(295)	(617)	(555)	(1,180)	(1,727)
2,150	3,000	754	3,870	41,651	6,567	40,433	8,476
12	20	66	3,104	23,457	15,204	32,206	19,752
–	–	3	168	23	314	25	12
–	–	–	–	–	–	–	–
32	–	89	163	220	264	393	677
–	–	15	30	155	83	361	314
–	–	–	1	–	–	–	1
2,194	3,020	927	7,336	65,506	22,432	73,418	29,232
–	–	(17,996)	(2,868)	(44,161)	(17,474)	(41,652)	(19,345)
(1)	–	(1,622)	(2,145)	(41,123)	(3,080)	(48,915)	(8,627)
–	–	(30)	(168)	(450)	(610)	(51)	(36)
(1)	–	(19,648)	(5,181)	(85,734)	(21,164)	(90,618)	(28,008)
2,193	3,020	(18,721)	2,155	(20,228)	1,268	(17,200)	1,224
3,197	3,295	(16,640)	1,603	(6,753)	(1,957)	(7,977)	(1,744)
3,295	–	28,250	26,647	97,117	99,074	113,456	115,200
$6,492	$3,295	$11,610	$28,250	$90,364	$97,117	$105,479	$113,456

$19	$19	$85	$56	$141	$311	$520	$299

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Year Ended		For the Year Ended
	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
Investment Activities:
Net investment income (loss)	$903	$610	$407	$(94)
Net realized gain (loss) on investments sold and futures	3,004	(6,144)	5,555	(237)
Net change in unrealized appreciation/depreciation on investments and futures	37,091	1,415	11,929	(814)
Net increase (decrease) in net assets resulting from operations	40,998	(4,119)	17,891	(1,145)
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(1,006)	(183)	–	(40)
Class A	(283)	–	–	–
Class C	–	–	–	–
Class R4	–	–	–	–
Class R5	–	–	–	–
Distributions from net realized gains:
Class I	–	(74)	–	(721)
Class A	–	(48)	–	(756)
Class C	–	–	–	(125)
Class R4	–	–	–	–
Class R5	–	–	–	–
Total dividends and distributions	(1,289)	(305)	–	(1,642)
Share Transactions:
Proceeds from shares issued:
Class I	171,099	74,344	59,816	38,561
Class A	39,819	46,107	13,357	18,421
Class C	602	–	2,259	7,012
Class R4	–	–	–	–
Class R5	–	–	–	–
Reinvestment of dividends and distributions:
Class I	441	118	–	539
Class A	194	37	–	580
Class C	–	–	–	94
Class R4	–	–	–	–
Class R5	–	–	–	–
Total proceeds from shares issued and reinvested	212,155	120,606	75,432	65,207
Value of shares redeemed:
Class I	(40,625)	(20,412)	(25,015)	(6,195)
Class A	(32,153)	(28,580)	(12,815)	(3,992)
Class C	(7)	–	(2,531)	(626)
Class R4	–	–	–	–
Class R5	–	–	–	–
Total value of shares redeemed	(72,785)	(48,992)	(40,361)	(10,813)
Increase (decrease) in net assets from share transactions	139,370	71,614	35,071	54,394
Total increase (decrease) in net assets	179,079	67,190	52,962	51,607
Net Assets:
Beginning of year	183,886	116,696	93,846	42,239
End of year*	$362,965	$183,886	$146,808	$93,846

*Including undistributed (distributions in excess of) net investment income	$242	$444	$424	$(6)

See Notes to Financial Statements.

Multi-Factor Small Cap Value Fund		S&P 500 Index Fund		Small Cap Fund
For the Year Ended		For the Year Ended		For the Year Ended

May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
$523	$619	$3,025	$3,364	$(448)	$(1,723)

1,962	(156)	17,185	3,066	30,858	(20,183)

1,153	(2,049)	5,402	(5,339)	78,179	(7,597)

3,638	(1,586)	25,612	1,091	108,589	(29,503)

(394)	(257)	(2,195)	(2,880)	–	(992)
(295)	(215)	(241)	(324)	–	–
(30)	(24)	(54)	(98)	–	–
–	–	(69)	(85)	–	–
–	–	(10)	(8)	–	–

–	–	(4,915)	(1,936)	–	(7,553)
–	–	(605)	(255)	–	(764)
–	–	(266)	(112)	–	(307)
–	–	(176)	(67)	–	–
–	–	(23)	(7)	–	–
(719)	(496)	(8,554)	(5,772)	–	(9,616)

8,215	3,263	14,373	14,137	233,465	690,928
1,241	765	3,370	3,394	16,880	31,679
91	722	854	1,466	1,442	11,915
–	–	924	1,762	–	–
–	–	478	365	–	–
226	155	5,493	3,805	–	6,107
283	207	814	561	–	642
22	17	307	203	–	191
–	–	245	152	–	–
–	–	33	15	–	–

10,078	5,129	26,891	25,860	251,787	741,462

(6,780)	(5,106)	(46,752)	(47,463)	(586,453)	(184,354)
(2,098)	(2,042)	(8,696)	(4,326)	(42,807)	(30,204)
(559)	(559)	(1,735)	(2,824)	(9,918)	(3,201)
–	–	(3,317)	(799)	–	–
–	–	(779)	(13)	–	–
(9,437)	(7,707)	(61,279)	(55,425)	(639,178)	(217,759)

641	(2,578)	(34,388)	(29,565)	(387,391)	523,703

3,560	(4,660)	(17,330)	(34,246)	(278,802)	484,584

26,343	31,003	170,957	205,203	1,139,696	655,112
$29,903	$26,343	$153,627	$170,957	$860,894	$1,139,696

$ 567	$714	$807	$490	$(975)	$(527)

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Bond Fund returned -0.49% to Class C Shares investors(1) and 1.49% to Class I Shares investors. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index(2) (the “Index”), returned 1.58%.

What factors most significantly affected the Fund’s performance during the annual period?

●

Detracting most from the Fund’s relative performance was duration and yield curve positioning. While the Fund had a neutral duration position relative to that of the Index for much of the annual period, it had a shorter duration position relative to that of the Index in June 2016, which especially hurt as U.S. Treasury yields rallied at that time in connection with the geopolitical unrest following the Brexit vote in the U.K. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●	The Fund’s overweighted allocation to asset-backed securities, which lagged the Index during the annual period, also detracted from the Fund’s relative results.

●

On the positive side, having an overweighted allocation to the corporate credit sector, which outperformed the Index during the annual period, and having an underweighted allocation to the U.S. Treasury sector, which underperformed the Index during the annual period, added value.

●	Issue selection within the mortgage-backed securities sector contributed positively to the Fund’s relative results.

●

At the end of the annual period, the Fund maintained overweighted allocations to the corporate credit and asset-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities, mortgage-backed securities and non-corporate credit sectors. The Fund maintained a neutral duration position relative to that of the Index.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Bond Fund

Corporate Bonds	40.8%
Federal National Mortgage Association	20.5
U.S. Treasury Notes	16.2
Asset-Backed Securities	7.0
U.S. Treasury Bonds	6.5
Money Market Fund	4.2
Government National Mortgage Association	1.7
U.S. Treasury Inflationary Indexed Bond	1.5
Federal Home Loan Mortgage Corporation	0.9
Transportation Revenue Bond	0.5
Other Government and Agency Obligation	0.2
100.0%

P N C  F i x e d  I n c o m e  F u n d s

B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	10/31/88	1.49%		1.96%	1.90%	3.92%	5.60%	N/A	N/A		0.63%	0.53%
Class A Shares(1)	10/31/88	-3.28%		0.19%	0.77%	3.21%	5.22%	4.50%	0.50	%(4)	0.91%	0.81%
Class C Shares	6/12/00	-0.49	%(1)	0.96%	0.90%	2.90%	4.58%	N/A	1.00%		1.63%	1.53%
Bloomberg Barclays U.S. Aggregate Bond Index		1.58%		2.53%	2.24%	4.46%	6.32%	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

G O V E R N M E N T   M O R T G A G E   F U N D   O V E R V I E W   ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Government Mortgage Fund seeks to provide current income as well as preservation of capital by investing in a diversified portfolio of mortgage-related securities.

How did the Fund perform during the annual period?

During the annual period, PNC Government Mortgage Fund returned -1.61% to Class C Shares investors(1) and 0.49% to Class I Shares investors. The Fund’s benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index(2) (the “Index”), returned 1.16%.

What factors most significantly affected the Fund’s performance during the annual period?

●

The combination of duration and yield curve positioning detracted from the Fund’s relative results. The Fund had a modestly shorter duration position relative to that of the Index, which detracted from relative performance in those months when U.S. Treasury yields declined, such as June 2016 when the Brexit vote in the U.K. drove geopolitical unrest. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●	Having an overweighted allocation to U.S. Treasury securities further dampened the Fund’s relative results, as U.S. Treasuries underperformed mortgage-backed securities during the annual period.

●

Security selection within the mortgage-backed securities sector was mixed. Security selection among Government National Mortgage Association (“Ginnie Mae”) 30-year securities contributed positively to relative results, while security selection among conventional 30-year mortgage-backed securities detracted modestly from relative performance.

●

At the end of the annual period, the Fund maintained an underweighted allocation to Ginnie Mae securities and overweighted allocations to conventional mortgages and U.S. Treasury securities. The Fund maintained a neutral duration position relative to that of the Index.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Government Mortgage Fund

Federal National Mortgage Association	66.0%
Federal Home Loan Mortgage Corporation	16.0
Government National Mortgage Association	13.1
Collateralized Mortgage Obligations	3.0
Money Market Fund	1.4
U.S. Treasury Note	0.5
100.0%

P N C  F i x e d  I n c o m e  F u n d s

G O V E R N M E N T   M O R T G A G E   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	11/12/92	0.49%		1.63%	1.32%	3.71%	4.84%	N/A	N/A	0.80%	0.65%
Class A Shares(1)	11/12/92	-4.26%		-0.23%	0.11%	2.96%	4.39%	4.50%	0.50%(4)	1.08%	0.93%
Class C Shares	6/21/00	-1.61	% (1)	0.59%	0.32%	2.67%	3.87%	N/A	1.00%	1.80%	1.65%
Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index		1.16%		2.41%	2.11%	4.35%	5.48%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index, a widely used, unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

I N T E R M E D I A T E   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Intermediate Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a portfolio of domestic and foreign investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Intermediate Bond Fund returned -0.56% to Class C Shares investors(1) and 1.52% to Class I Shares investors. The Fund’s benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index(2) (the “Index”), returned 1.40%.

What factors most significantly affected the Fund’s performance during the annual period?

•

Detracting most from the Fund’s relative performance was duration and yield curve positioning. While the Fund had a neutral duration position relative to that of the Index for much of the annual period, it had a shorter duration position relative to that of the Index in June 2016, as U.S. Treasury yields rallied at that time in connection with the geopolitical unrest following the Brexit vote in the U.K. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

•

The Fund’s overweighted allocations to the mortgage-backed securities and asset-backed securities sectors, which each lagged the Index during the annual period, also detracted from the Fund’s relative results.

•

On the positive side, issue selection within the corporate credit sector boosted the Fund’s relative results most. Holdings in the banking industry were particularly strong performers during the annual period.

•

Having an overweighted allocation to the corporate credit sector, which outperformed the Index during the annual period, and having underweighted allocations to the U.S. Treasury and agency securities sectors, which each underperformed the Index during the annual period, also added value.

•

At the end of the annual period, the Fund maintained overweighted allocations to the corporate credit, mortgage-backed securities and asset-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities and non-corporate credit sectors. The Fund maintained a neutral duration position relative to that of the Index.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Intermediate Bond Fund

Corporate Bonds	48.2%
U.S. Treasury Notes	27.0
Asset-Backed Securities	13.7
Federal National Mortgage Association	6.1
U.S. Treasury Inflation Indexed Bond	2.0
Other Government and Agency Obligations	1.2
Federal Home Loan Mortgage Corporation	0.9
Money Market Fund	0.6
U.S. Government Agency Obligation	0.3
100.0%

P N C  F i x e d   I n c o m e  F u n d s

I N T E R M E D I A T E   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Fund Operating Expenses
Class I Shares	12/20/89	1.52%		1.36%	1.49%	3.71%	5.24%	N/A	N/A	0.53%
Class A Shares(1)	4/15/91	-3.41%		-0.44%	0.31%	2.97%	4.79%	4.50%	0.50%(4)	0.81%
Class C Shares	5/30/00	-0.56	%(1)	0.36%	0.48%	2.70%	4.32%	N/A	1.00%	1.53%
Bloomberg Barclays Intermediate U.S. Government/ Credit Bond Index		1.40%		1.95%	1.83%	3.89%	5.63%	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

L I M I T E D   M A T U R I T Y   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2004

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Limited Maturity Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Limited Maturity Bond Fund returned -1.19% to Class C Shares investors(1) and 0.76% to Class I Shares investors. The Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index(2) (the “Index”), returned 0.97%.

What factors most significantly affected the Fund’s performance during the annual period?

●

Detracting most from the Fund’s relative performance was duration and yield curve positioning. While the Fund had a neutral duration position relative to that of the Index for much of the annual period, it had a shorter duration position relative to that of the Index in June 2016, as U.S. Treasury yields rallied at that time in connection with the geopolitical unrest following the Brexit vote in the U.K. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●	Issue selection within the corporate credit sector also dampened the Fund’s relative results.

●

On the positive side, having overweighted allocations to the corporate credit and asset-backed securities sectors, which each outperformed the Index during the annual period, and an underweighted allocation to the U.S. Treasury sector, which underperformed the Index during the annual period, added value.

●

At the end of the annual period, the Fund maintained overweighted allocations to the corporate credit, asset-backed securities and mortgage-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities and non-corporate credit sectors. The Fund also maintained a neutral duration position relative to that of the Index.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Limited Maturity Bond Fund

Corporate Bonds	38.2%
U.S. Treasury Notes	27.8
Asset-Backed Securities	21.0
Collateralized Mortgage Obligations	5.8
Federal National Mortgage Association	3.1
Federal Home Loan Mortgage Corporation	2.3
Money Market Fund	1.8
100.0%

P N C  F i x e d  I n c o m e  F u n d s

L I M I T E D   M A T U R I T Y   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Fund Operating Expenses
Class I Shares	7/7/94	0.76%		0.58%	0.64%	2.09%	3.58%	N/A	N/A	0.49%
Class A Shares(1)	9/9/94	-1.61%		-0.30%	0.07%	1.67%	3.31%	2.00%	0.25%(4)	0.77%
Class C Shares	1/27/00	-1.19	%(1)	-0.15%	-0.07%	1.23%	2.66%	N/A	1.00%	1.49%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index		0.97%		0.94%	1.00%	2.35%	3.99%	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index, an unmanaged, market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment-grade corporate bonds, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

T O T A L   R E T U R N   A D V A N T A G E   F U N D   O V E R V I E W   ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2004

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Total Return Advantage Fund seeks to provide current income as well as capital appreciation by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Total Return Advantage Fund returned 0.63% to Class C Shares investors(1) and 2.56% to Class I Shares investors. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index(2) (the “Index”), returned 1.58%.

What factors most significantly affected the Fund’s performance during the annual period?

●

Issue selection within the corporate credit sector was the primary positive contributor to the Fund’s relative performance. Holdings in the pipeline utilities and banking industries were particularly strong performers during the annual period.

●	Issue selection within the mortgage-backed securities sector also added value.

●

Having overweighted allocations to the high-yield corporate credit and investment-grade corporate credit sectors, which each outperformed the Index during the annual period, and having an underweighted allocation to the U.S. Treasury sector, which underperformed the Index during the annual period, contributed positively to the Fund’s relative results as well.

●

Conversely, having an overweighted allocation to the asset-backed securities sector, which underperformed the Index during the annual period, and having an underweighted allocation to the non-corporate credit sector, which outperformed the Index during the annual period, detracted from the Fund’s relative results.

●

Further detracting from the Fund’s relative performance was duration and yield curve positioning. While the Fund had a neutral duration position relative to that of the Index for much of the annual period, it had a shorter duration position relative to that of the Index in June 2016, as U.S. Treasury yields rallied at that time in connection with the geopolitical unrest following the Brexit vote in the U.K. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

At the end of the annual period, the Fund maintained overweighted allocations to the high-yield corporate credit, investment-grade corporate credit and asset-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities, mortgage-backed securities and non-corporate credit sectors. The Fund also maintained a neutral duration position relative to that of the Index.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Total Return Advantage Fund

Corporate Bonds	39.9%
Federal National Mortgage Association	19.0
U.S. Treasury Notes	16.4
U.S. Treasury Bonds	7.7
Asset-Backed Securities	6.5
Money Market Fund	4.9
Federal Home Loan Mortgage Corporation	2.2
U.S. Treasury Inflation Indexed Bond	1.5
Government National Mortgage Association	1.3
Transportation Revenue Bond	0.4
Other Government and Agency Obligation	0.2
100.0%

P N C  F i x e d  I n c o m e  F u n d s

T O T A L   R E T U R N   A D V A N T A G E   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	2.56%		1.86%	2.31%	4.74%	4.91%	N/A	N/A	0.59%	0.53%
Class A Shares(1)	9/30/02	-2.25%		0.06%	1.10%	3.93%	4.22%	4.50%	0.50%(4)	0.87%	0.81%
Class C Shares	9/30/02	0.63%	(1)	0.89%	1.29%	3.72%	3.87%	N/A	1.00%	1.59%	1.53%
Bloomberg Barclays U.S. Aggregate Bond Index		1.58%		2.53%	2.24%	4.46%	5.06%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation maybe terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

U L T R A   S H O R T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Ultra Short Bond Fund seeks to obtain high current income while preserving capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Ultra Short Bond Fund returned -0.52% to Class A Shares investors(1) and 0.77% to Class I Shares investors. The Fund’s benchmark, the BofA Merrill Lynch 1-Year Treasury Index(2) (the “Index”), returned 0.61%.

What factors most significantly affected the Fund’s performance during the annual period?

●

Detracting most from the Fund’s relative performance was duration and yield curve positioning. While the Fund had a neutral duration position relative to that of the Index for much of the annual period, it had a shorter duration position relative to that of the Index in June 2016, as U.S. Treasury yields rallied at that time in connection with the geopolitical unrest following the Brexit vote in the U.K. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

Having exposure to the corporate credit sector and to the asset-backed securities sector, which each outperformed U.S. Treasuries during the annual period, contributed positively to the Fund’s relative results.

●

At the end of the annual period, we continued to favor the corporate credit and structured product sectors for the Fund due to what we considered to be favorable fundamentals and relative value compared to the U.S. Treasury sector. The Fund also maintained a neutral duration position relative to that of the Index at the end of the annual period.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Ultra Short Bond Fund

Corporate Bonds	38.8%
U.S. Treasury Notes	28.5
Asset-Backed Securities	24.0
Commercial Paper	5.5
Collateralized Mortgage Obligations	2.1
Money Market Fund	1.1
100.0%

P N C  F i x e d  I n c o m e  F u n d s

U L T R A   S H O R T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Fund Operating Expenses
Class I Shares	12/2/02	0.77%	0.47%	0.41%	1.40%	1.79%	N/A	N/A	0.32%
Class A Shares(1)	1/6/03	-0.52%	-0.17%	-0.07%	1.06%	1.47%	1.00%	N/A	0.60%
BofA Merrill Lynch 1-Year Treasury Index		0.61%	0.40%	0.36%	1.26%	1.64%	N/A	N/A	N/A
(1)	Performance of Class A Shares assumes the deduction of the maximum applicable sales charge.

(2)

The BofA Merrill Lynch 1-Year Treasury Index, an unmanaged, market capitalization weighted index including U.S. Treasuries, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Adam Mackey Managing Director, Municipal Fixed Income Portfolio Manager Since 2009

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Intermediate Tax Exempt Bond Fund seeks to provide high current income while preserving capital that is exempt from federal income tax by investing in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

How did the Fund perform during the annual period?

During the annual period, PNC Intermediate Tax Exempt Bond Fund returned -1.07% to Class C Shares investors(1) and 1.03% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 1.71%.

What factors most significantly affected the Fund’s performance during the annual period?

•	Detracting most from the Fund’s relative performance were underweighted allocations to bonds of California and New York, which overall outpaced the Index during the annual period.

•	From a credit quality perspective, having an underweight to AA-rated bonds, which outpaced the Index during the annual period, dampened the Fund’s relative results most.

•	From a sector perspective, positioning in the tax-backed bond and IDR/PCR (Industrial Development Revenue/Pollution Control Revenue) bond sectors detracted from relative performance most.

•

Duration and yield curve positioning overall detracted, albeit modestly, from the Fund’s results during the annual period. We seek to match the portfolio option-adjusted duration (“OAD”) to that of the Index, though we did adjust the Fund’s duration during the annual period as market conditions shifted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

•

Positions in a Massachusetts housing bond, an Illinois state general obligation bond, a New York state dedicated tax bond, a Guam dedicated tax bond and a Florida airport bond were the biggest individual disappointments.

•	On the positive side, having an overweight to A-rated bonds, which outpaced the Index during the annual period, contributed most favorably to the Fund’s relative performance during the annual period.

•	Security selection among and overweights to Florida and Massachusetts bonds added value as well.

•	Among sectors, security selection among tollroad bonds and positioning in the healthcare and higher education sectors boosted relative results most.

•	Among individual holdings, positions in two New Jersey tollroad bonds, two Pennsylvania healthcare bonds and a Massachusetts housing bond performed especially well.

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Intermediate Tax Exempt Bond Fund

Refunding Bonds	28.3%
Transportation Revenue Bonds	15.0
Education Revenue Bonds	14.6
Prerefunded & Escrowed to Maturity	9.1
Industrial/Development Revenue Bonds	8.3
Other Revenue Bonds	6.8
Refunding Notes	6.3
Utility Revenue Bonds	4.8
Hospital/Nursing Home Revenue Bonds	3.6
General Obligations	1.6
Public Facilities Revenue Bonds	1.6
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	1.03%		2.80%	2.72%	4.17%	4.03%	N/A	N/A		0.64%	0.53%
Class A Shares(1)	9/30/02	-2.21%		1.51%	1.91%	3.49%	3.43%	3.00%	0.50	%(4)	0.92%	0.81%
Class C Shares	9/30/02	-1.07	%(1)	1.79%	1.71%	3.05%	2.95%	N/A	1.00%		1.64%	1.53%
S&P Municipal Bond Intermediate Index		1.71%		3.17%	3.12%	4.75%	N/A(6)	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  T a x  E x e m p t  B o n d  F u n d s

M A R Y L A N D   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2007

Guarantees, if any, by municipal issuers or the State of Maryland, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Maryland Tax Exempt Bond Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes by investing in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes.

How did the Fund perform during the annual period?

During the annual period, PNC Maryland Tax Exempt Bond Fund returned -0.79% to Class C Shares investors(1) and 1.07% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 1.71%. The Fund’s secondary benchmark, the S&P Maryland Municipal Bond Index(2), returned 1.56%.

What factors most significantly affected the Fund’s performance during the annual period?

●	Having underweights to the tax-backed, transportation and utility sectors dampened the Fund’s relative results most during the annual period.

●	Having an underweighted allocation to BBB-rated bonds, which outpaced the Index during the annual period, further detracted from the Fund’s relative performance.

●	Individual security selection in the tax-backed sector also detracted from the Fund’s relative performance.

●	Positions in several Maryland local general obligation bonds, a Maryland tollroad bond and a Maryland water/sewer bond were the biggest individual disappointments.

●

On the positive side, duration and yield curve positioning overall boosted the Fund’s results during the annual period. We seek to match the portfolio option-adjusted duration (“OAD”) to that of the Index. On average, the OAD of the Fund was shorter than that of the Index, which helped as intermediate and longer-term interest rates rose during the annual period as a whole. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●	From a sector perspective, positioning and security selection within health care and higher education contributed most favorably to the Fund’s relative performance during the annual period.

●	Having an overweight to AAA-rated bonds, which outpaced the Index during the annual period, further boosted the Fund’s relative results.

●	Positions in two Maryland healthcare bonds, two Maryland dedicated tax bonds and a Prince George County, Maryland appropriation bond added particular value.

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Maryland Tax Exempt Bond Fund

Refunding Bonds	28.5%
General Obligations	21.7
Hospital/Nursing Home Revenue Bonds	19.8
Refunding Notes	9.1
Education Revenue Bonds	7.2
Other Revenue Bonds	4.0
Public Facilities Revenue Bonds	3.6
Water/Sewer Revenue Bonds	3.6
Prerefunded & Escrowed to Maturity	2.5
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

M A R Y L A N D   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	6/2/92	1.07%		2.44%	2.00%	3.43%	4.23%	N/A	N/A	0.67%	0.53%
Class A Shares(1)	9/30/02	-2.26%		1.13%	1.13%	2.80%	3.53%	3.00%	0.50%(4)	0.95%	0.81%
Class C Shares	9/30/02	-0.79	%(1)	1.48%	1.02%	2.42%	3.07%	N/A	1.00%	1.67%	1.53%
S&P Municipal Bond Intermediate Index		1.71%		3.17%	3.12%	4.75%	N/A(6)	N/A	N/A	N/A	N/A
S&P Maryland Municipal Bond Index		1.56%		2.94%	2.82%	4.07%	N/A(6)	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

(6)	The benchmarks were launched subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

O H I O   I N T E R M E D I A T E   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2009

Guarantees, if any, by municipal issuers or the State of Ohio, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Ohio Intermediate Tax Exempt Bond Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the preservation of capital, by investing in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes.

How did the Fund perform during the annual period?

During the annual period, PNC Ohio Intermediate Municipal Bond Fund returned -0.94% to Class C Shares investors(1) and 1.03% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 1.71%. The Fund’s secondary benchmark, the S&P Ohio Municipal Bond Index(2), returned 2.04%.

What factors most significantly affected the Fund’s performance during the annual period?

●	Underweighted exposure to BBB-rated bonds, which outpaced the Index during the annual period, detracted from the Fund’s relative performance.

●

From a sector perspective, underweighted positioning in the tax-backed and transportation bond sectors, which each outpaced the Index during the annual period, dampened relative results. Positioning in the pre-refunded sector detracted from relative performance as well.

●

Positions in an Ohio dedicated tax bond, a Summit County, Ohio local obligation bond, an Ohio water/sewer bond and two Ohio pre-refunded/escrowed-to-maturity bonds were the biggest individual disappointments.

●

On the positive side, duration and yield curve positioning overall contributed positively to the Fund’s results during the annual period. We seek to match the portfolio option-adjusted duration (“OAD”) to that of the Index. On average, the OAD of the Fund was slightly shorter than that of the Index, which helped as intermediate and longer-term interest rates rose during the annual period as a whole. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●

Security selection in the utility sector and overweighted allocations to the higher education, healthcare and utility sectors, which each outpaced the Index during the annual period, boosted the Fund’s relative performance.

●	Having an overweight to AAA-rated bonds, which outperformed the Index during the annual period, also contributed positively to relative results.

●	Positions in several Ohio local general obligation bonds, an Ohio healthcare bond and an Ohio higher education bond added particular value.

P N C  T a x  E x e m p t  B o n d  F u n d s

O H I O   I N T E R M E D I A T E   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Ohio Intermediate Tax Exempt Bond Fund

Education Revenue Bonds	26.4%
General Obligations	22.5
Hospital/Nursing Home Revenue Bonds	15.7
Refunding Bonds	14.1
Industrial/Development Revenue Bonds	6.8
Utility Revenue Bonds	5.2
Refunding Notes	4.6
Other Revenue Bonds	4.4
Prerefunded & Escrowed to Maturity	0.3
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

O H I O   I N T E R M E D I A T E   T A X   E X E M P T   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Fund Operating Expenses
Class I Shares	1/5/90	1.03%		2.33%	2.10%	3.82%	4.54%	N/A	N/A	0.70%
Class A Shares(1)	4/15/91	-2.38%		1.02%	1.20%	3.23%	4.25%	3.00%	0.50%(4)	0.98%
Class C Shares	6/23/00	-0.94	%(1)	1.35%	1.10%	2.79%	3.52%	N/A	1.00%	1.70%
S&P Municipal Bond Intermediate Index		1.71%		3.17%	3.12%	4.75%	N/A(5)	N/A	N/A	N/A
S&P Ohio Municipal Bond Index		2.04%		4.59%	4.54%	4.75%	N/A(5)	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)	The benchmarks were launched subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  T a x  E x e m p t  B o n d  F u n d s

T A X   E X E M P T   L I M I T E D   M A T U R I T Y   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2007

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Tax Exempt Limited Maturity Bond Fund seeks to provide a high level of income that is exempt from regular federal income tax, as is consistent with relative protection of capital, by investing in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax.

How did the Fund perform during the annual period?

During the annual period, PNC Tax Exempt Limited Maturity Bond Fund returned -2.31% to Class A Shares investors(1) and 0.96% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Short Intermediate Index(2) (the “Index”), returned 1.49%.

What factors most significantly affected the Fund’s performance during the annual period?

●	The Fund’s issue selection among and underweighted allocation to AA-rated bonds, which outpaced the Index during the annual period, detracted from its performance relative to the Index.

●	Further detracting from the Fund’s relative performance were underweighted allocations to bonds of California and New York, which, overall, outpaced the Index during the annual period.

●	From a sector perspective, positioning in the tax-backed, pre-refunded and utility bond sectors dampened relative results.

●

Positions in two housing bonds — one from Massachusetts and one from Tennessee — as well as a Guam dedicated tax bond, a Pennsylvania public power bond, and an Illinois state general obligation bond were the biggest individual disappointments.

●

On the positive side, duration and yield curve positioning overall contributed positively to the Fund’s results during the annual period. We seek to match the portfolio option-adjusted duration (“OAD”) to that of the Index. On average, the OAD of the Fund was shorter than that of the Index, which helped as short, intermediate and longer-term interest rates rose during the annual period as a whole. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●	Having overweights to A-rated and AAA-rated bonds, which generally outpaced the Index during the annual period, also contributed favorably to the Fund’s relative performance.

●	Having overweights to and effective security selection among Florida and Illinois bonds contributed positively to the Fund’s relative results.

●

An overweight to and effective security selection within the higher education sector further boosted the Fund’s relative results. Positioning in the healthcare sector and individual issue selection within the utility sector added value as well.

●

An Alaska airport bond, a Pennsylvania dedicated bond, a Texas dedicated tax bond, an Ohio healthcare bond, and a Washington, D.C. local general obligation bond were among those individual positions that performed especially well during the annual period.

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X   E X E M P T   L I M I T E D   M A T U R I T Y   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2017 as a percentage of total investments.

Tax Exempt Limited Maturity Bond Fund

Refunding Bonds	31.3%
Education Revenue Bonds	11.7
Transportation Revenue Bonds	9.9
Refunding Notes	7.6
General Obligations	7.0
Utility Revenue Bonds	7.0
Hospital/Nursing Home Revenue Bonds	6.2
Prerefunded & Escrowed to Maturity	5.6
Other Revenue Bonds	4.5
Industrial/Development Revenue Bonds	3.8
Anticipation Notes	2.4
Public Facilities Revenue Bonds	1.8
Water/Sewer Revenue Bonds	1.2
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X   E X E M P T   L I M I T E D   M A T U R I T Y   B O N D   F U N D   O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/17(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	0.96%	1.20%	1.15%	2.53%	2.84%	N/A	N/A	0.56%	0.53%
Class A Shares(1)	9/30/02	-2.31%	-0.05%	0.28%	1.88%	2.26%	3.00%	0.50%(4)	0.84%	0.81%
S&P Municipal Bond Short Intermediate Index		1.49%	1.86%	1.92%	3.52%	N/A(6)	N/A	N/A	N/A	N/A
(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.
(2)

The S&P Municipal Bond Short Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(4)

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2016 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Fund Operating Expenses reflect the adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2017, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

O V E R V I E W   ( U n a u d i t e d )

At May 31, 2017, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Ohio Intermediate Tax Exempt Bond	Tax Exempt Limited Maturity Bond
AGM	7.5%	–%	–%	1.6%
AMBAC	–	–	–	1.5
GNMA/FNMA/FHLMC	1.5	–	6.6	–
NATL-RE	–	2.8	–	–
PSF-GTD	–	–	–	5.9
Total	9.0%	2.8%	6.6%	9.0%

P N C  F i x e d  I n c o m e  F u n d s  a n d  T a x  E x e m p t  B o n d  F u n d s

E X P E N S E   T A B L E S   ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2016 to May 31, 2017 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2017. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2016 to May 31, 2017).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

●

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

●

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)		Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)

Bond Fund					Intermediate Bond Fund
Actual					Actual
Class I	$1,000.00	$1,026.97	0.53%	$2.67	Class I	$1,000.00	$1,022.45	0.54%	$2.74
Class A	1,000.00	1,025.64	0.79	3.96	Class A	1,000.00	1,020.13	0.82	4.11
Class C	1,000.00	1,021.90	1.53	7.71	Class C	1,000.00	1,016.44	1.53	7.69
Hypothetical(2)					Hypothetical(2)
Class I	1,000.00	1,022.30	0.53	2.66	Class I	1,000.00	1,022.22	0.54	2.74
Class A	1,000.00	1,021.02	0.79	3.96	Class A	1,000.00	1,020.86	0.82	4.11
Class C	1,000.00	1,017.30	1.53	7.70	Class C	1,000.00	1,017.31	1.53	7.69

Government Mortgage Fund					Limited Maturity Bond Fund
Actual					Actual
Class I	$1,000.00	$1,015.93	0.65%	$3.24	Class I	$1,000.00	$1,007.93	0.47%	$2.36
Class A	1,000.00	1,013.46	0.92	4.61	Class A	1,000.00	1,005.72	0.70	3.52
Class C	1,000.00	1,009.77	1.65	8.24	Class C	1,000.00	1,002.91	1.47	7.32
Hypothetical(2)					Hypothetical(2)
Class I	1,000.00	1,021.72	0.65	3.25	Class I	1,000.00	1,022.58	0.47	2.38
Class A	1,000.00	1,020.35	0.92	4.62	Class A	1,000.00	1,021.42	0.70	3.55
Class C	1,000.00	1,016.73	1.65	8.27	Class C	1,000.00	1,017.63	1.47	7.37

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,030.63	0.53%	$2.68
Class A	1,000.00	1,029.20	0.80	4.07
Class C	1,000.00	1,025.42	1.53	7.71
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.92	0.80	4.05
Class C	1,000.00	1,017.32	1.53	7.68

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,004.88	0.31%	$1.56
Class A	1,000.00	1,003.44	0.59	2.96
Hypothetical(2)
Class I	1,000.00	1,023.37	0.31	1.58
Class A	1,000.00	1,021.97	0.59	2.99

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,043.56	0.53%	$2.72
Class A	1,000.00	1,042.47	0.77	3.94
Class C	1,000.00	1,037.78	1.53	7.79
Hypothetical(2)
Class I	1,000.00	1,022.27	0.53	2.69
Class A	1,000.00	1,021.08	0.77	3.90
Class C	1,000.00	1,017.28	1.53	7.72

	Beginning Account Value 12/01/16	Ending Account Value 05/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,041.44	0.53%	$2.71
Class A	1,000.00	1,040.06	0.80	4.05
Class C	1,000.00	1,037.38	1.50	7.64
Hypothetical(2)
Class I	1,000.00	1,022.27	0.53	2.69
Class A	1,000.00	1,020.96	0.80	4.02
Class C	1,000.00	1,017.43	1.50	7.56

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,042.70	0.77%	$3.91
Class A	1,000.00	1,040.42	1.04	5.30
Class C	1,000.00	1,037.74	1.77	8.98
Hypothetical(2)
Class I	1,000.00	1,021.11	0.77	3.86
Class A	1,000.00	1,019.74	1.04	5.24
Class C	1,000.00	1,016.12	1.77	8.89

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,027.02	0.53%	$2.69
Class A	1,000.00	1,025.58	0.81	4.09
Hypothetical(2)
Class I	1,000.00	1,022.27	0.53	2.69
Class A	1,000.00	1,020.89	0.81	4.08

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Bond Fund
	Class I							Class A
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.44		$10.55	$10.56	$10.55		$10.80	$10.47		$10.58	$10.61	$10.57		$10.83
Net Investment Income(1)	0.21		0.19	0.18	0.18		0.20	0.18		0.17	0.15	0.18		0.18
Realized and Unrealized Gain (Loss) on Investments	(0.06)		0.04	0.04	0.04		(0.03)	(0.06)		0.04	0.05	0.04		(0.05)
Total from Investment Operations	0.15		0.23	0.22	0.22		0.17	0.12		0.21	0.20	0.22		0.13
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.23)		(0.21)	(0.20)	(0.20)		(0.23)	(0.20)		(0.19)	(0.20)	(0.17)		(0.20)
Distributions from Net Realized Gains	(0.07)		(0.13)	(0.03)	(0.01)		(0.19)	(0.07)		(0.13)	(0.03)	(0.01)		(0.19)
Total Distributions	(0.30)		(0.34)	(0.23)	(0.21)		(0.42)	(0.27)		(0.32)	(0.23)	(0.18)		(0.39)
Net Asset Value, End of Year	$10.29		$10.44	$10.55	$10.56		$10.55	$10.32		$10.47	$10.58	$10.61		$10.57

Total Return†	1.49%		2.27%	2.11%	2.08%		1.56%	1.25%		2.04%	1.95%	2.11%		1.18%
Ratios/Supplemental Data
Net Assets End of Year (000)	$34,982		$83,084	$145,422	$173,997		$193,899	$2,796		$2,985	$3,258	$3,644		$3,937
Ratio of Expenses to Average Net Assets	0.53%	(3)	0.55%	0.58%	0.61%		0.60%	0.78%	(3)	0.79%	0.84%	0.59%	(4)	0.88%
Ratio of Net Investment Income to Average Net Assets	2.01%		1.87%	1.69%	1.73%		1.87%	1.74%		1.62%	1.43%	1.75%	(4)	1.64%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.74%	(3)	0.63%	0.58%	0.61%		0.60%	1.01%	(3)	0.88%	0.84%	0.86%		0.88%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.80%		1.79%	1.69%	1.73%		1.87%	1.51%		1.53%	1.43%	1.48%		1.64%
Portfolio Turnover Rate	142%		111%	66%	86%		71%	142%		111%	66%	86%		71%
	Bond Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.44		$10.54	$10.56	$10.54		$10.80
Net Investment Income(1)	0.10		0.09	0.07	0.07		0.10
Realized and Unrealized Gain (Loss) on Investments	(0.05)		0.05	0.03	0.05		(0.05)
Total from Investment Operations	0.05		0.14	0.10	0.12		0.05
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.13)		(0.11)	(0.09)	(0.09)		(0.12)
Distributions from Net Realized Gains	(0.07)		(0.13)	(0.03)	(0.01)		(0.19)
Total Distributions	(0.20)		(0.24)	(0.12)	(0.10)		(0.31)
Net Asset Value, End of Year	$10.29		$10.44	$10.54	$10.56		$10.54

Total Return†	0.49%		1.39%	1.01%	1.16%		0.46%
Ratios/Supplemental Data
Net Assets End of Year (000)	$223		$256	$264	$300		$286
Ratio of Expenses to Average Net Assets	1.53%	(3)	1.52%	1.58%	1.61%	(4)	1.60%
Ratio of Net Investment Income to Average Net Assets	0.99%		0.89%	0.70%	0.69%	(4)	0.91%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.76%	(3)	1.62%	1.58%	1.61%		1.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.76%		0.79%	0.70%	0.69%		0.91%
Portfolio Turnover Rate	142%		111%	66%	86%		71%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.27% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower. The voluntary commitment had no impact to Class C ratios.

See Notes to Financial Statements.

	Government Mortgage Fund
	Class I							Class A
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$9.22		$9.30	$9.29	$9.35		$9.70	$9.21		$9.29	$9.30	$9.35		$9.70
Net Investment Income(1)	0.17		0.18	0.20	0.22		0.24	0.14		0.15	0.17	0.20		0.22
Realized and Unrealized Gain (Loss) on Investments	(0.13)		(0.03)	0.05	(0.01)		(0.29)	(0.12)		(0.02)	0.05	(0.01)		(0.30)
Total from Investment Operations	0.04		0.15	0.25	0.21		(0.05)	0.02		0.13	0.22	0.19		(0.08)
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.22)		(0.23)	(0.24)	(0.27)		(0.30)	(0.20)		(0.21)	(0.23)	(0.24)		(0.27)
Total Distributions	(0.22)		(0.23)	(0.24)	(0.27)		(0.30)	(0.20)		(0.21)	(0.23)	(0.24)		(0.27)
Net Asset Value, End of Year	$9.04		$9.22	$9.30	$9.29		$9.35	$9.03		$9.21	$9.29	$9.30		$9.35

Total Return†	0.49%		1.66%	2.77%	2.30%		(0.55)%	0.21%		1.39%	2.36%	2.13%		(0.83)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$26,315		$42,625	$50,345	$51,269		$87,433	$7,769		$9,239	$9,878	$10,888		$8,505
Ratio of Expenses to Average Net Assets	0.65%	(3)	0.69%	0.73%	0.71%		0.66%	0.92%	(3)	0.96%	1.01%	0.90%	(4)	0.94%
Ratio of Net Investment Income to Average Net Assets	1.83%		1.90%	2.10%	2.41%		2.45%	1.49%		1.62%	1.86%	2.14%	(4)	2.31%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.84%	(3)	0.80%	0.73%	0.71%		0.66%	1.12%	(3)	1.07%	1.01%	0.98%		0.94%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.64%		1.79%	2.10%	2.41%		2.45%	1.29%		1.51%	1.86%	2.06%		2.31%
Portfolio Turnover Rate	26%		13%	30%	3%		54%	26%		13%	30%	3%		54%
	Government Mortgage Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$9.21		$9.28	$9.28	$9.34		$9.68
Net Investment Income(1)	0.07		0.09	0.12	0.13		0.15
Realized and Unrealized Gain (Loss) on Investments	(0.13)		(0.02)	0.03	(0.01)		(0.29)
Total from Investment Operations	(0.06)		0.07	0.15	0.12		(0.14)
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.13)		(0.14)	(0.15)	(0.18)		(0.20)
Total Distributions	(0.13)		(0.14)	(0.15)	(0.18)		(0.20)
Net Asset Value, End of Year	$9.02		$9.21	$9.28	$9.28		$9.34

Total Return†	(0.63)%		0.76%	1.64%	1.29%		(1.44)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$448		$744	$1,185	$1,638		$2,920
Ratio of Expenses to Average Net Assets	1.65%	(3)	1.69%	1.73%	1.71%	(4)	1.66%
Ratio of Net Investment Income to Average Net Assets	0.78%		1.00%	1.28%	1.46%	(4)	1.61%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.84%	(3)	1.79%	1.73%	1.71%		1.66%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.59%		0.90%	1.28%	1.46%		1.61%
Portfolio Turnover Rate	26%		13%	30%	3%		54%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.08% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower. The volun- tary commitment had no impact to Class C ratios.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Intermediate Bond Fund
	Class I							Class A
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.98		$11.06	$11.07	$11.26		$11.48	$10.99		$11.06	$11.09	$11.28		$11.49
Net Investment Income(1)	0.17		0.16	0.13	0.13		0.18	0.14		0.13	0.10	0.12		0.15
Realized and Unrealized Gain (Loss) on Investments	–		(0.04)	0.03	0.02		0.04	(0.01)		(0.03)	0.03	0.01		0.05
Total from Investment Operations	0.17		0.12	0.16	0.15		0.22	0.13		0.10	0.13	0.13		0.20
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.18)		(0.16)	(0.13)	(0.13)		(0.19)	(0.15)		(0.13)	(0.12)	(0.11)		(0.16)
Distributions from Net Realized Gains	(0.02)		(0.04)	(0.04)	(0.21)		(0.25)	(0.02)		(0.04)	(0.04)	(0.21)		(0.25)
Total Distributions	(0.20)		(0.20)	(0.17)	(0.34)		(0.44)	(0.17)		(0.17)	(0.16)	(0.32)		(0.41)
Net Asset Value, End of Year	$10.95		$10.98	$11.06	$11.07		$11.26	$10.95		$10.99	$11.06	$11.09		$11.28

Total Return†	1.52%		1.09%	1.47%	1.42%		1.93%	1.16%		0.92%	1.20%	1.16%		1.73%
Ratios/Supplemental Data
Net Assets End of Year (000)	$209,212		$290,793	$331,466	$361,838		$378,963	$3,390		$3,885	$4,159	$4,991		$5,565
Ratio of Expenses to Average Net Assets	0.54%	(3)	0.53%	0.53%	0.53%		0.53%	0.81%	(3)	0.79%	0.79%	0.63%	(4)	0.81%
Ratio of Net Investment Income to Average Net Assets	1.58%		1.47%	1.16%	1.15%		1.56%	1.32%		1.21%	0.89%	1.06%	(4)	1.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.54%	(3)	0.53%	0.53%	0.53%		0.53%	0.82%	(3)	0.79%	0.79%	0.79%		0.81%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.58%		1.47%	1.16%	1.15%		1.56%	1.31%		1.21%	0.89%	0.89%		1.30%
Portfolio Turnover Rate	116%		87%	47%	69%		83%	116%		87%	47%	69%		83%
	Intermediate Bond Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$11.03		$11.10	$11.12	$11.31		$11.53
Net Investment Income(1)	0.07		0.06	0.02	0.02		0.06
Realized and Unrealized Gain (Loss) on Investments	(0.02)		(0.03)	0.03	0.03		0.04
Total from Investment Operations	0.05		0.03	0.05	0.05		0.10
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.07)		(0.06)	(0.03)	(0.03)		(0.07)
Distributions from Net Realized Gains	(0.02)		(0.04)	(0.04)	(0.21)		(0.25)
Total Distributions	(0.09)		(0.10)	(0.07)	(0.24)		(0.32)
Net Asset Value, End of Year	$10.99		$11.03	$11.10	$11.12		$11.31

Total Return†	0.44%		0.22%	0.42%	0.43%		0.91%
Ratios/Supplemental Data
Net Assets End of Year (000)	$333		$422	$421	$724		$1,322
Ratio of Expenses to Average Net Assets	1.52%	(3)	1.49%	1.51%	1.50%	(4)	1.53%
Ratio of Net Investment Income to Average Net Assets	0.61%		0.52%	0.17%	0.21%	(4)	0.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.53%	(3)	1.49%	1.51%	1.52%		1.53%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.60%		0.52%	0.17%	0.19%		0.52%
Portfolio Turnover Rate	116%		87%	47%	69%		83%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.17% and 0.02% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Limited Maturity Bond Fund
	Class I						Class A
	2017		2016	2015	2014	2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.17		$10.18	$10.20	$10.18	$10.19	$10.21		$10.22	$10.26	$10.21		$10.22
Net Investment Income(1)	0.09		0.07	0.04	0.04	0.06	0.07		0.04	0.02	0.05		0.03
Realized and Unrealized Gain (Loss) on Investments	(0.02)		–	–	0.03	0.01	(0.03)		–	0.01	0.03		0.01
Total from Investment Operations	0.07		0.07	0.04	0.07	0.07	0.04		0.04	0.03	0.08		0.04
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)	–	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.10)		(0.08)	(0.06)	(0.05)	(0.08)	(0.08)		(0.05)	(0.07)	(0.03)		(0.05)
Distributions from Net Realized Gains	–*		–	–	–	–	–*		–	–	–		–
Total Distributions	(0.10)		(0.08)	(0.06)	(0.05)	(0.08)	(0.08)		(0.05)	(0.07)	(0.03)		(0.05)
Net Asset Value, End of Year	$10.14		$10.17	$10.18	$10.20	$10.18	$10.17		$10.21	$10.22	$10.26		$10.21

Total Return†	0.76%		0.64%	0.35%	0.71%	0.72%	0.42%		0.40%	0.30%	0.81%		0.44%
Ratios/Supplemental Data
Net Assets End of Year (000)	$287,764		$286,767	$321,337	$337,808	$323,255	$1,661		$6,158	$5,736	$3,299		$3,924
Ratio of Expenses to Average Net Assets	0.48%	(3)	0.49%	0.48%	0.49%	0.49%	0.73%	(3)	0.73%	0.71%	0.35%	(4)	0.77%
Ratio of Net Investment Income to Average Net Assets	0.92%		0.66%	0.44%	0.37%	0.54%	0.66%		0.41%	0.17%	0.52%	(4)	0.32%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.49%	(3)	0.49%	0.48%	0.49%	0.49%	0.74%	(3)	0.74%	0.71%	0.69%		0.77%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.91%		0.66%	0.44%	0.37%	0.54%	0.65%		0.40%	0.17%	0.18%		0.32%
Portfolio Turnover Rate	114%		75%	58%	68%	53%	114%		75%	58%	68%		53%

	Limited Maturity Bond Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.20		$10.21	$10.23	$10.21		$10.22
Net Investment Income (Loss)(1)	–		(0.01)	(0.01)	(0.01)		(0.02)
Realized and Unrealized Gain (Loss) on Investments	(0.02)		–	(0.01)	0.03		0.01
Total from Investment Operations	(0.02)		(0.01)	(0.02)	0.02		(0.01)
Contributions of Capital by Affiliate(1)	–		–	–	–	*(2)	–
Dividends from Net Investment Income	(0.01)		– *	– *	–	*	– *
Distributions from Net Realized Gains	–	*	–	–	–		–
Total Distributions	(0.01)		– *	– *	–	*	– *
Net Asset Value, End of Year	$10.17		$10.20	$10.21	$10.23		$10.21

Total Return†	(0.19)%		(0.09)%	(0.17)%	0.21%		(0.09)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 499		$ 525	$ 651	$1,288		$1,709
Ratio of Expenses to Average Net Assets	1.43	%(3)	1.21%	1.09%	0.94	%(4)	1.30%
Ratio of Net Investment Loss to Average Net Assets	(0.03)%		(0.06)%	(0.09)%	(0.06	)%(4)	(0.21)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.49	%(3)	1.49%	1.48%	1.44%		1.49%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.09)%		(0.34)%	(0.48)%	(0.56)%		(0.40)%
Portfolio Turnover Rate	114%		75%	58%	68%		53%
* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.01%, 0.00% and 0.01% impact to the expense ratios of Class I, Class A and Class C, respectively.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.34% and 0.05% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Total Return Advantage Fund
	Class I							Class A
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.78		$10.91	$10.97	$10.91		$10.88	$10.78		$10.92	$10.97	$10.91		$10.89
Net Investment Income(1)	0.24		0.25	0.23	0.25		0.27	0.21		0.21	0.20	0.23		0.24
Realized and Unrealized Gain (Loss) on Investments	0.03		(0.11)	(0.04)	0.07		0.05	0.04		(0.11)	(0.03)	0.06		0.04
Total from Investment Operations	0.27		0.14	0.19	0.32		0.32	0.25		0.10	0.17	0.29		0.28
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.26)		(0.27)	(0.25)	(0.26)		(0.29)	(0.23)		(0.24)	(0.22)	(0.23)		(0.26)
Total Distributions	(0.26)		(0.27)	(0.25)	(0.26)		(0.29)	(0.23)		(0.24)	(0.22)	(0.23)		(0.26)
Net Asset Value, End of Year	$10.79		$10.78	$10.91	$10.97		$10.91	$10.80		$10.78	$10.92	$10.97		$10.91

Total Return†	2.56%		1.32%	1.71%	2.99%		2.96%	2.37%		0.96%	1.52%	2.71%		2.58%
Ratios/Supplemental Data
Net Assets End of Year (000)	$165,351		$168,676	$191,272	$249,494		$266,378	$4,340		$11,770	$4,053	$4,645		$5,439
Ratio of Expenses to Average Net Assets	0.53%	(3)	0.54%	0.56%	0.56%		0.56%	0.81%	(3)	0.81%	0.84%	0.81%	(4)	0.84%
Ratio of Net Investment Income to Average Net Assets	2.21%		2.32%	2.08%	2.37%		2.43%	1.92%		1.95%	1.80%	2.13%	(4)	2.17%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.61%	(3)	0.59%	0.56%	0.56%		0.56%	0.89%	(3)	0.87%	0.84%	0.84%		0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.13%		2.27%	2.08%	2.37%		2.43%	1.84%		1.89%	1.80%	2.10%		2.17%
Portfolio Turnover Rate	93%		53%	51%	59%		71%	93%		53%	51%	59%		71%
	Total Return Advantage Fund
	Class C
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.80		$10.94	$10.99	$10.94		$10.91
Net Investment Income(1)	0.13		0.14	0.12	0.15		0.14
Realized and Unrealized Gain (Loss) on Investments	0.05		(0.12)	(0.03)	0.05		0.07
Total from Investment Operations	0.18		0.02	0.09	0.20		0.21
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.16)		(0.16)	(0.14)	(0.15)		(0.18)
Total Distributions	(0.16)		(0.16)	(0.14)	(0.15)		(0.18)
Net Asset Value, End of Year	$10.82		$10.80	$10.94	$10.99		$10.94

Total Return†	1.63%		0.24%	0.80%	1.87%		1.94%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 720		$ 992	$1,077	$1,042		$ 965
Ratio of Expenses to Average Net Assets	1.53%	(3)	1.52%	1.55%	1.54%	(4)	1.56%
Ratio of Net Investment Income to Average Net Assets	1.22%		1.33%	1.07%	1.38%	(4)	1.31%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.61%	(3)	1.57%	1.55%	1.56%		1.56%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.14%		1.28%	1.07%	1.36%		1.31%
Portfolio Turnover Rate	93%		53%	51%	59%		71%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.03% and 0.02% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Ultra Short Bond Fund
	Class I						Class A
	2017		2016	2015	2014	2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$9.94		$9.94	$9.96	$9.97	$9.98	$9.95		$9.95	$9.98	$9.98		$9.99
Net Investment Income (Loss)(1)	0.08		0.04	0.02	0.02	0.02	0.06		0.01	– *	(0.01)		– *
Realized and Unrealized Gain (Loss) on Investments	–		0.01	–	–	0.02	(0.01)		0.01	(0.02)	0.02		0.01
Total from Investment Operations	0.08		0.05	0.02	0.02	0.04	0.05		0.02	(0.02)	0.01		0.01
Dividends from Net Investment Income	(0.09)		(0.05)	(0.04)	(0.03)	(0.05)	(0.06)		(0.02)	(0.01)	(0.01)		(0.02)
Total Distributions	(0.09)		(0.05)	(0.04)	(0.03)	(0.05)	(0.06)		(0.02)	(0.01)	(0.01)		(0.02)
Net Asset Value, End of Year	$9.93		$9.94	$9.94	$9.96	$9.97	$9.94		$9.95	$9.95	$9.98		$9.98

Total Return†	0.77%		0.48%	0.16%	0.24%	0.39%	0.48%		0.20%	(0.20)%	0.06%		0.11%
Ratios/Supplemental Data
Net Assets End of Year (000)	$420,979		$374,899	$407,537	$433,326	$404,709	$1,159		$1,286	$1,554	$2,286		$3,735
Ratio of Expenses to Average Net Assets	0.31%	(2)	0.32%	0.33%	0.34%	0.34%	0.60%	(2)	0.60%	0.59%	0.61	%(3)	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.85%		0.40%	0.20%	0.17%	0.23%	0.55%		0.12%	0.00%	(0.06	)%(3)	(0.03)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.32%	(2)	0.32%	0.33%	0.34%	0.34%	0.60%	(2)	0.60%	0.62%	0.62%		0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.84%		0.40%	0.20%	0.17%	0.23%	0.55%		0.12%	(0.03)%	(0.07)%		(0.03)%
Portfolio Turnover Rate(4)	116%		91%	90%	94%	93%	116%		91%	90%	94%		93%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(3)	During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment had no impact to Class A ratios.
(4)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Intermediate Tax Exempt Bond Fund
	Class I						Class A
	2017	2016	2015	2014		2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$9.79	$9.59	$9.89	$10.10		$10.25	$9.75	$9.55	$9.88	$10.06		$10.21
Net Investment Income(1)	0.22	0.25	0.25	0.26		0.25	0.19	0.22	0.23	0.26		0.23
Realized and Unrealized Gain (Loss) on Investments	(0.12)	0.23	(0.02)	0.06		(0.07)	(0.12)	0.23	(0.03)	0.07		(0.07)
Total from Investment Operations	0.10	0.48	0.23	0.32		0.18	0.07	0.45	0.20	0.33		0.16
Contributions of Capital by Affiliate(1)	–	–	–	–*(2)		–	–	–	–	–*(2)		–
Dividends from Net Investment Income	(0.22)	(0.25)	(0.25)	(0.26)		(0.25)	(0.19)	(0.22)	(0.25)	(0.24)		(0.23)
Distributions from Net Realized Gains	(0.07)	(0.03)	(0.28)	(0.27)		(0.08)	(0.07)	(0.03)	(0.28)	(0.27)		(0.08)
Total Distributions	(0.29)	(0.28)	(0.53)	(0.53)		(0.33)	(0.26)	(0.25)	(0.53)	(0.51)		(0.31)
Net Asset Value, End of Year	$9.60	$9.79	$9.59	$9.89		$10.10	$9.56	$9.75	$9.55	$9.88		$10.06

Total Return†	1.03%	5.03%	2.38%	3.38%		1.84%	0.80%	4.82%	2.10%	3.47%		1.55%
Ratios/Supplemental Data
Net Assets End of Year (000)	$70,735	$79,299	$75,621	$81,906		$127,046	$2,613	$2,913	$2,823	$2,858		$3,092
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%		0.53%	0.76%	0.74%	0.78%	0.48%	(3)	0.81%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.53%	2.55%	2.66%		2.48%	2.03%	2.32%	2.30%	2.71%	(3)	2.21%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.66%	0.64%	0.61%	0.58%		0.56%	0.89%	0.85%	0.86%	0.81%		0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.12%	2.42%	2.47%	2.61%		2.45%	1.90%	2.21%	2.22%	2.38%		2.18%
Portfolio Turnover Rate	32%	22%	23%	27%		35%	32%	22%	23%	27%		35%
	Intermediate Tax Exempt Bond Fund
	Class C
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$9.66	$9.46	$9.76	$9.97		$10.12
Net Investment Income(1)	0.12	0.15	0.15	0.16		0.15
Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.23	(0.01)	0.06		(0.07)
Total from Investment Operations	(0.01)	0.38	0.14	0.22		0.08
Contributions of Capital by Affiliate(1)	–	–	–	–*(2)		–
Dividends from Net Investment Income	(0.12)	(0.15)	(0.16)	(0.16)		(0.15)
Distributions from Net Realized Gains	(0.07)	(0.03)	(0.28)	(0.27)		(0.08)
Total Distributions	(0.19)	(0.18)	(0.44)	(0.43)		(0.23)
Net Asset Value, End of Year	$9.46	$9.66	$9.46	$9.76		$9.97

Total Return†	(0.09)%	4.09%	1.42%	2.37%		0.82%
Ratios/Supplemental Data
Net Assets End of Year (000)	$238	$314	$392	$353		$521
Ratio of Expenses to Average Net Assets	1.53%	1.46%	1.51%	1.52%	(3)	1.53%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.60%	1.56%	1.69%	(3)	1.48%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.66%	1.57%	1.59%	1.59%		1.56%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.12%	1.49%	1.48%	1.62%		1.45%
Portfolio Turnover Rate	32%	22%	23%	27%		35%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.28% and 0.01% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

	Maryland Tax Exempt Bond Fund
	Class I						Class A
	2017	2016	2015	2014		2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$11.22	$11.06	$11.19	$11.41		$11.65	$11.21	$11.05	$11.20	$11.41		$11.65
Net Investment Income(1)	0.24	0.27	0.29	0.31		0.31	0.21	0.24	0.26	0.30		0.28
Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.19	(0.06)	(0.17)		(0.15)	(0.13)	0.19	(0.06)	(0.18)		(0.15)
Total from Investment Operations	0.11	0.46	0.23	0.14		0.16	0.08	0.43	0.20	0.12		0.13
Contributions of Capital by Affiliate(1)	–	–	–	–*(2)		–	–	–	–	–*(2)		–
Dividends from Net Investment Income	(0.24)	(0.27)	(0.29)	(0.31)		(0.31)	(0.21)	(0.24)	(0.28)	(0.28)		(0.28)
Distributions from Net Realized Gains	(0.16)	(0.03)	(0.07)	(0.05)		(0.09)	(0.16)	(0.03)	(0.07)	(0.05)		(0.09)
Total Distributions	(0.40)	(0.30)	(0.36)	(0.36)		(0.40)	(0.37)	(0.27)	(0.35)	(0.33)		(0.37)
Net Asset Value, End of Year	$10.93	$11.22	$11.06	$11.19		$11.41	$10.92	$11.21	$11.05	$11.20		$11.41

Total Return†	1.07%	4.19%	2.09%	1.31%		1.35%	0.80%	3.90%	1.83%	1.18%		1.06%
Ratios/Supplemental Data
Net Assets End of Year (000)	$35,047	$46,366	$50,336	$55,118		$66,494	$178	$212	$306	$555		$677
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%		0.53%	0.81%	0.81%	0.80%	0.63%	(3)	0.81%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.44%	2.59%	2.78%		2.68%	1.93%	2.16%	2.31%	2.68%	(3)	2.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.73%	0.67%	0.61%	0.57%		0.56%	1.00%	0.94%	0.88%	0.80%		0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.00%	2.30%	2.51%	2.74%		2.65%	1.74%	2.03%	2.23%	2.51%		2.36%
Portfolio Turnover Rate	9%	18%	9%	4%		14%	9%	18%	9%	4%		14%
	Maryland Tax Exempt Bond Fund
	Class C
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$11.21	$11.06	$11.19	$11.40		$11.65
Net Investment Income(1)	0.13	0.17	0.18	0.21		0.19
Realized and Unrealized Gain (Loss) on Investments	(0.12)	0.18	(0.05)	(0.17)		(0.16)
Total from Investment Operations	0.01	0.35	0.13	0.04		0.03
Contributions of Capital by Affiliate(1)	–	–	–	–*(2)		–
Dividends from Net Investment Income	(0.13)	(0.17)	(0.19)	(0.20)		(0.19)
Distributions from Net Realized Gains	(0.16)	(0.03)	(0.07)	(0.05)		(0.09)
Total Distributions	(0.29)	(0.20)	(0.26)	(0.25)		(0.28)
Net Asset Value, End of Year	$10.93	$11.21	$11.06	$11.19		$11.40

Total Return†	0.19%	3.12%	1.17%	0.44%		0.23%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 7	$ 23	$ 56	$ 55		$ 54
Ratio of Expenses to Average Net Assets	1.51%	1.47%	1.51%	1.42%	(3)	1.50%
Ratio of Net Investment Income to Average Net Assets	1.22%	1.49%	1.60%	1.89%	(3)	1.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.70%	1.60%	1.59%	1.53%		1.54%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.03%	1.36%	1.52%	1.78%		1.61%
Portfolio Turnover Rate	9%	18%	9%	4%		14%

* Amount represents less than $0,005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.13 % and 0.07% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Ohio Intermediate Tax Exempt Bond Fund
	Class I						Class A
	2017		2016	2015	2014	2013	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.98		$10.88	$11.13	$11.39	$11.70	$10.95		$10.85	$11.10	$11.35		$11.66
Net Investment Income(1)	0.21		0.25	0.28	0.32	0.34	0.18		0.21	0.25	0.29		0.31
Realized and Unrealized Gain (Loss) on Investments	(0.11)		0.23	(0.10)	(0.11)	(0.17)	(0.12)		0.23	(0.10)	(0.10)		(0.17)
Total from Investment Operations	0.10		0.48	0.18	0.21	0.17	0.06		0.44	0.15	0.19		0.14
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)	–	–		–	–	–*(2)		–
Dividends from Net Investment Income	(0.21)		(0.25)	(0.28)	(0.32)	(0.34)	(0.18)		(0.21)	(0.25)	(0.29)		(0.31)
Distributions from Net Realized Gains	(0.22)		(0.13)	(0.15)	(0.15)	(0.14)	(0.22)		(0.13)	(0.15)	(0.15)		(0.14)
Total Distributions	(0.43)		(0.38)	(0.43)	(0.47)	(0.48)	(0.40)		(0.34)	(0.40)	(0.44)		(0.45)
Net Asset Value, End of Year	$10.65		$10.98	$10.88	$11.13	$11.39	$10.61		$10.95	$10.85	$11.10		$11.35

Net Asset End of Year (000)†	1.03%		4.42%	1.58%	2.01%	1.47%	0.66%		4.13%	1.36%	1.82%		1.18%
Ratios/Supplemental Data
Net Assets End of Year (000)	$30,538		$39,861	$44,480	$56,863	$76,086	$3,303		$4,189	$4,515	$5,294		$6,567
Ratio of Expenses to Average Net Assets	0.74%	(3)	0.70%	0.61%	0.58%	0.56%	1.02%	(3)	0.98%	0.90%	0.80%	(4)	0.84%
Ratio of Net Investment Income to Average Net Assets	2.00%		2.25%	2.53%	2.90%	2.93%	1.72%		1.96%	2.27%	2.67%	(4)	2.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.75%	(3)	0.70%	0.61%	0.58%	0.56%	1.03%	(3)	0.98%	0.90%	0.85%		0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.99%		2.25%	2.53%	2.90%	2.93%	1.71%		1.96%	2.27%	2.62%		2.65%
Portfolio Turnover Rate	15%		20%	15%	11%	15%	15%		20%	15%	11%		15%
	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.92		$10.82	$11.06	$11.32	$11.63
Net Investment Income(1)	0.11		0.14	0.18	0.21	0.22
Realized and Unrealized Gain (Loss) on Investments	(0.11)		0.23	(0.10)	(0.11)	(0.17)
Total from Investment Operations	–		0.37	0.08	0.10	0.05
Contributions of Capital by Affiliate(1)	–		–	–	–*(2)	–
Dividends from Net Investment Income	(0.11)		(0.14)	(0.17)	(0.21)	(0.22)
Distributions from Net Realized Gains	(0.22)		(0.13)	(0.15)	(0.15)	(0.14)
Total Distributions	(0.33)		(0.27)	(0.32)	(0.36)	(0.36)
Net Asset Value, End of Year	$10.59		$10.92	$10.82	$11.06	$11.32

Total Return†	0.03%		3.40%	0.66%	0.99%	0.45%
Ratios/Supplemental Data
Net Assets End of Year (000)	$648		$467	$458	$459	$620
Ratio of Expenses to Average Net Assets	1.74%	(3)	1.70%	1.63%	1.58%	1.56%
Ratio of Net Investment Income to Average Net Assets	1.00%		1.25%	1.59%	1.90%	1.94%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.75%	(3)	1.70%	1.63%	1.58%	1.56%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.99%		1.25%	1.59%	1.90%	1.94%
Portfolio Turnover Rate	15%		20%	15%	11%	15%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.01% impact to the expense ratios of each class.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.05% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

See Notes to Financial Statements.

	Tax Exempt Limited Maturity Bond Fund
	Class I					Class A
	2017	2016	2015	2014	2013	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$10.46	$10.39	$10.50	$10.52	$10.64	$10.47	$10.39	$10.50	$10.53		$10.64
Net Investment Income(1)	0.15	0.16	0.16	0.15	0.17	0.12	0.13	0.13	0.12		0.14
Realized and Unrealized Gain (Loss) on Investments	(0.05)	0.07	(0.11)	–*	(0.10)	(0.05)	0.08	(0.11)	(0.01)		(0.09)
Total from Investment Operations	0.10	0.23	0.05	0.15	0.07	0.07	0.21	0.02	0.11		0.05
Contributions of Capital by Affiliate(1)	–	–	–	–*(2)	–	–	–	–	–*(2)		–
Dividends from Net Investment Income	(0.15)	(0.16)	(0.16)	(0.15)	(0.17)	(0.12)	(0.13)	(0.13)	(0.12)		(0.14)
Distributions from Net Realized Gains	–*	–	–	(0.02)	(0.02)	–*	–	–	(0.02)		(0.02)
Total Distributions	(0.15)	(0.16)	(0.16)	(0.17)	(0.19)	(0.12)	(0.13)	(0.13)	(0.14)		(0.16)
Net Asset Value, End of Year	$10.41	$10.46	$10.39	$10.50	$10.52	$10.42	$10.47	$10.39	$10.50		$10.53

Total Return†	0.96%	2.19%	0.46%	1.47%	0.67%	0.68%	2.01%	0.19%	1.12%		0.49%
Ratios/Supplemental Data
Net Assets End of Year (000)	$121,660	$131,767	$133,081	$144,797	$145,668	$206	$249	$452	$470		$541
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%	0.81%	0.80%	0.81%	0.80%	(3)	0.81%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.49%	1.50%	1.42%	1.60%	1.15%	1.22%	1.23%	1.19%	(3)	1.32%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.58%	0.56%	0.55%	0.54%	0.55%	0.86%	0.83%	0.83%	0.83%		0.83%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.38%	1.46%	1.48%	1.41%	1.58%	1.10%	1.19%	1.21%	1.16%		1.30%
Portfolio Turnover Rate	31%	29%	36%	48%	51%	31%	29%	36%	48%		51%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares. This voluntary commitment represented a 0.01% impact to Class A ratios and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A shareholders. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E   O F   I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 7.1%
Automotive — 3.1%
Fifth Third Auto Trust,
Series 2015-1, Cl A3 1.420%, 03/16/20	$350	$ 350
Ford Credit Auto Lease Trust,
Series 2016-A, Cl A2A 1.420%, 11/15/18	151	151
Honda Auto Receivables Owner Trust,
Series 2016-2, Cl A3 1.390%, 04/15/20	130	130
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4 1.330%, 11/18/22	200	199
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3 1.760%, 08/16/21	260	260
Volkswagen Auto Lease Trust,
Series 2015-A, Cl A3 1.250%, 12/20/17	103	103

		1,193

Credit Cards — 3.3%
American Express Credit Account Master Trust,
Series 2017-1, Cl A 1.930%, 09/15/22	350	352
BA Credit Card Trust,
Series 2015-A2, Cl A 1.360%, 09/15/20	105	105
BA Credit Card Trust,
Series 2017-A1, Cl A1 1.950%, 08/15/22	150	151
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Cl A3 1.340%, 04/15/22	395	392
Synchrony Credit Card Master Note Trust,
Series 2012-6, Cl A 1.360%, 08/17/20	270	270

		1,270

Utilities — 0.7%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2 2.161%, 10/15/21	247	249

Total Asset-Backed Securities
(Cost $2,711)		2,712

CORPORATE BONDS — 41.4%
Automotive — 1.7%
Ford Motor 4.346%, 12/08/26	190	194
General Motors 6.600%, 04/01/36	55	63
General Motors Financial 3.200%, 07/13/20	165	168
Toyota Motor Credit (MTN) 2.600%, 01/11/22	205	208

		633

	Par (000)	Value (000)

Cable — 1.7%
CBS 4.600%, 01/15/45	$ 75	$ 75
Comcast 3.200%, 07/15/36	120	111
Scripps Networks Interactive 2.800%, 06/15/20	100	101
Thomson Reuters 1.650%, 09/29/17	180	180
Time Warner Cable LLC 4.500%, 09/15/42	170	163

		630

Consumer Discretionary — 1.0%
Carnival 3.950%, 10/15/20	210	222
Hasbro 6.300%, 09/15/17	159	161

		383

Consumer Services — 0.3%
Automatic Data Processing 3.375%, 09/15/25	100	104

Consumer Staples — 1.3%
Kroger 6.150%, 01/15/20	190	209
Tyson Foods 3.550%, 06/02/27	55	56
WhiteWave Foods 5.375%, 10/01/22	125	141
Whole Foods Market 5.200%, 12/03/25	90	96

		502

Energy — 2.8%
BP Capital Markets PLC 3.224%, 04/14/24	200	203
ConocoPhillips 6.500%, 02/01/39	60	78
Energy Transfer LP 6.125%, 12/15/45	60	67
4.050%, 03/15/25	100	102
HollyFrontier 5.875%, 04/01/26	135	145
Kinder Morgan Energy Partners LP (MTN) 6.950%, 01/15/38	127	153
Petroleos Mexicanos 6.000%, 03/05/20	105	114
Phillips 66 4.650%, 11/15/34	105	111
Valero Energy 3.400%, 09/15/26	105	103

		1,076

Financials — 12.2%
Bank of America (GMTN) 2.000%, 01/11/18	200	201
Bank of America (MTN) 4.200%, 08/26/24	185	192
4.000%, 04/01/24	160	168
BankUnited 4.875%, 11/17/25	115	120

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
BB&T (MTN)
2.750%, 04/01/22	$ 50	$ 51
2.050%, 05/10/21	110	110
Bear Stearns LLC
7.250%, 02/01/18	105	109
Capital One Financial
4.200%, 10/29/25	65	66
Capital One NA
2.400%, 09/05/19	250	251
Citigroup
4.450%, 09/29/27	130	136
3.887%, 01/10/28 (A)	110	112
2.050%, 12/07/18	195	196
Credit Suisse AG (GMTN)
5.400%, 01/14/20	120	129
Deutsche Bank AG
4.250%, 10/14/21	55	57
Goldman Sachs Group
2.350%, 11/15/21	145	144
2.300%, 12/13/19	260	261
HSBC Holdings PLC
5.100%, 04/05/21	175	191
JPMorgan Chase
6.100%, 10/29/49 (A)	95	102
4.125%, 12/15/26	50	52
2.400%, 06/07/21	290	290
Morgan Stanley (GMTN)
2.500%, 04/21/21	150	150
Morgan Stanley (MTN)
4.100%, 05/22/23	105	110
2.625%, 11/17/21	205	206
Royal Bank of Canada
2.100%, 10/14/20	400	400
Santander UK PLC
5.000%, 11/07/23 144A	200	214
Toronto-Dominion Bank (GMTN)
2.500%, 12/14/20	165	167
Visa
4.150%, 12/14/35	105	113
Wells Fargo
3.069%, 01/24/23	95	96
Westpac Banking
3.350%, 03/08/27	125	126
2.250%, 07/30/18	135	136

		4,656

Food, Beverage & Tobacco — 1.2%
Anheuser-Busch InBev Finance
4.900%, 02/01/46	95	105
4.700%, 02/01/36	45	49
Constellation Brands
3.875%, 11/15/19	185	193
Kraft Heinz Foods
5.200%, 07/15/45	100	107

		454

Healthcare — 3.7%
Abbott Laboratories
3.750%, 11/30/26	190	194
AbbVie
2.300%, 05/14/21	60	60

	Par (000)	Value (000)

Allergan Funding SCS
3.450%, 03/15/22	$110	$ 114
Amgen
4.400%, 05/01/45	95	96
2.650%, 05/11/22	60	60
Express Scripts Holding
3.400%, 03/01/27	115	111
Johnson & Johnson
3.550%, 03/01/36	170	173
Mylan NV
3.950%, 06/15/26	110	110
Novartis Capital
3.700%, 09/21/42	80	79
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	135	134
Teva Pharmaceutical Finance BV
2.950%, 12/18/22	60	60
Teva Pharmaceutical Finance III BV
3.150%, 10/01/26	50	47
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	160	166

		1,404

Industrials — 0.7%
Cintas No 2
4.300%, 06/01/21	150	160
General Electric
4.125%, 10/09/42	110	115

		275

Insurance — 2.0%
Assurant
2.500%, 03/15/18	225	226
Hartford Financial Services Group
6.300%, 03/15/18	156	162
MetLife
6.400%, 12/15/36	100	114
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 144A	90	101
XLIT
4.450%, 03/31/25	90	93
2.300%, 12/15/18	50	50

		746

Materials — 0.3%
Caterpillar Financial Services (MTN)
2.100%, 01/10/20	100	101

Real Estate — 1.9%
American Campus Communities Operating
Partnership LP
3.750%, 04/15/23	155	161
Host Hotels & Resorts LP
3.750%, 10/15/23	130	133
Kimco Realty
2.800%, 10/01/26	120	112
Realty Income
5.375%, 09/15/17	100	101
3.250%, 10/15/22	100	102
Spirit Realty LP
4.450%, 09/15/26 144A	125	122

		731

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — 1.8%
CVS Health 3.500%, 07/20/22	$105	$109
Expedia 5.000%, 02/15/26	100	108
Priceline Group 3.600%, 06/01/26	125	127
Under Armour 3.250%, 06/15/26	120	112
Wal-Mart Stores 5.625%, 04/01/40	165	211

		667

Technology — 3.4%
Activision Blizzard 2.300%, 09/15/21 144A	200	198
Amphenol 2.550%, 01/30/19	140	141
Apple 3.850%, 05/04/43	145	144
Avnet 4.625%, 04/15/26	110	114
Intel 2.875%, 05/11/24	90	91
KLA-Tencor 4.125%, 11/01/21	195	208
Microsoft 3.450%, 08/08/36	125	122
Oracle 4.300%, 07/08/34	105	112
QUALCOMM 2.100%, 05/20/20	75	75
Xilinx 2.950%, 06/01/24	90	91

		1,296

Telecommunications — 2.2%
AT&T 5.700%, 03/01/57	85	92
4.750%, 05/15/46	120	115
4.600%, 02/15/21	145	155
4.450%, 04/01/24	80	85
Verizon Communications 4.272%, 01/15/36	185	176
1.750%, 08/15/21	105	102
Vodafone Group PLC 1.250%, 09/26/17	130	130

		855

Transportation — 0.6%
ERAC USA Finance LLC 5.625%, 03/15/42 144A	100	112
FedEx 3.900%, 02/01/35	135	133

		245

Utilities — 2.6%
Alabama Power 2.450%, 03/30/22	165	165
Berkshire Hathaway Energy 6.125%, 04/01/36	102	130

	Par (000)	Value (000)

Dominion Energy 1.400%, 09/15/17	$180	$180
Florida Power & Light 4.050%, 10/01/44	85	89
Georgia Power 4.300%, 03/15/42	75	76
NextEra Energy Capital Holdings 2.056%, 09/01/17	130	130
NiSource Finance 3.490%, 05/15/27	95	97
Puget Sound Energy 5.757%, 10/01/39	100	124

		991

Total Corporate Bonds
(Cost $15,393)		15,749

OTHER GOVERNMENT AND AGENCY OBLIGATION — 0.2%
Mexico — 0.2%
Mexico Government International Bond
(GMTN) 4.750%, 03/08/44	70	69

Total Other Government and Agency Obligation
(Cost $63)		69

MUNICIPAL BOND — 0.5%
Texas — 0.5%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	150	179

Total Municipal Bond
(Cost $150)		179

U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 23.5%
Federal Home Loan Mortgage Corporation — 0.9%
9.500%, 10/01/20	2	2
8.000%, 07/01/25	18	20
6.000%, 09/01/19	4	4
5.500%, 06/01/33 (B)	–	–
3.168%, 12/01/36 (A)	5	5
3.167%, 01/01/36 (A)	4	4
3.000%, 12/01/42	305	308

		343

Federal National Mortgage Association — 20.9%
8.000%, 03/01/31	1	1
6.000%, 09/01/37	2	2
5.500%, 05/01/35	163	183
5.500%, 03/01/36	15	17
5.000%, 03/01/40	291	323
4.500%, 10/01/39	349	378
4.500%, 04/01/40	344	375
4.500%, 04/01/41	265	287
4.000%, 09/01/39	13	14
4.000%, 11/01/40	184	195
4.000%, 01/01/41	412	440
4.000%, 07/01/42	442	468
4.000%, 11/01/44	324	344
3.500%, 01/01/28	265	277
3.500%, 09/01/29	333	348
3.500%, 07/01/42	521	541

See Notes to Financial Statements.

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
3.500%, 08/01/42	$544	$564
3.500%, 10/01/42	226	234
3.500%, 11/01/42	44	46
3.500%, 02/01/43	550	570
3.500%, 08/01/43	124	129
3.000%, 11/01/27	399	413
3.000%, 04/01/43	423	427
3.000%, 06/01/43	348	351
3.000%, 05/01/46	482	485
2.682%, 08/01/35 (A)	2	2
2.500%, 11/01/27	504	513

		7,927

Government National Mortgage Association — 1.7%
8.500%, 11/15/21	15	15
8.500%, 07/15/22	4	4
4.000%, 09/15/41	315	334
3.500%, 12/20/42	287	300

		653

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $8,724)		8,923

U.S. TREASURY OBLIGATIONS — 24.6%
U.S. Treasury Bonds — 6.6%
4.500%, 02/15/36	810	1,048
3.750%, 08/15/41	720	841
2.500%, 02/15/45	655	608

		2,497

U.S. Treasury Inflation Indexed Bond — 1.6%
0.125%, 07/15/24	606	603

U.S. Treasury Notes — 16.4%
2.250%, 11/15/25	380	383
2.125%, 09/30/21	1,505	1,532
2.000%, 02/28/21	845	858
1.750%, 03/31/22	1,960	1,959
1.625%, 12/31/19	235	236

	Par (000)	Value (000)

1.625%, 08/15/22	$290	$ 287
1.625%, 05/15/26	630	601
1.500%, 12/31/18	305	306
0.875%, 11/15/17	75	75

		6,237

Total U.S. Treasury Obligations
(Cost $9,161)		9,337

	Number of Shares
MONEY MARKET FUND — 4.3%
PNC Government Money Market Fund,
Class I Shares 0.650%† (C)	1,624,120	1,624

Total Money Market Fund
(Cost $1,624)		1,624

TOTAL INVESTMENTS — 101.6%
(Cost $37,826)*		38,593

Other Assets & Liabilities – (1.6)%		(592)

TOTAL NET ASSETS — 100.0%		$38,001

*	Aggregate cost for Federal income tax purposes is (000) $37,904.

Gross unrealized appreciation (000)	$853
Gross unrealized depreciation (000)	(164)

Net unrealized appreciation (000)	$689

† Affiliated Holding. See Note 3 in Notes to Financial Statements.

(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2017.
(B)	Par and Value are less than $500.
(C)	The rate quoted is the annualized seven-day effective yield of the fund at period end.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $747 (000) and represents 2.0% of net assets as of May 31, 2017.

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Asset-Backed Securities	$–	$2,712	$–	$2,712

Corporate Bonds	–	15,749	–	15,749

Other Government and Agency Obligation	–	69	–	69

Money Market Fund	1,624	–	–	1,624

Municipal Bond	–	179	–	179

U.S. Government Agency Mortgage-Backed Obligations	–	8,923	–	8,923

U.S. Treasury Obligations	–	9,337	–	9,337

Total Assets - Investments in Securities	$1,624	$36,969	$–	$38,593

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o r t g a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 95.4%
Federal Home Loan Mortgage Corporation — 16.1%
9.000%, 09/01/20	$1	$1
8.500%, 11/01/18 to 01/01/20	2	2
8.000%, 03/01/22 (A)	–	–
7.000%, 05/01/31	9	10
6.000%, 10/01/32	80	92
5.500%, 03/01/28	61	67
4.000%, 09/01/40 to 01/01/41	613	650
3.500%, 07/01/42 to 08/01/46	1,868	1,934
3.000%, 03/01/43 to 07/01/46	2,299	2,316
2.500%, 08/01/31	458	463

		5,535

Federal National Mortgage Association — 66.2%
10.000%, 06/01/21	1	1
9.000%, 10/01/19	1	1
8.500%, 11/01/21 to 09/01/23	3	2
8.000%, 02/01/23 to 03/01/23	3	3
7.500%, 09/01/22 to 07/01/31	56	65
7.000%, 09/01/31	29	30
6.500%, 02/01/38	316	366
6.000%, 01/01/37	392	447
5.500%, 12/01/18 to 01/01/35	409	459
5.000%, 10/01/35 to 10/01/39	671	743
4.500%, 08/01/39 to 05/01/40	1,304	1,422
4.000%, 12/01/40 to 04/01/46	3,695	3,915
3.500%, 08/01/26 to 05/01/45	6,513	6,751
3.000%, 04/01/27 to 11/01/46	6,584	6,679
2.500%, 09/01/27 to 08/01/30	1,948	1,980

		22,864

Government National Mortgage Association — 13.1%
9.250%, 12/15/19 to 05/15/21	12	12
9.000%, 07/15/18 to 11/15/24	24	25
8.500%, 11/15/17 to 09/15/24	35	37
8.000%, 12/15/21 to 04/15/30	93	100
7.500%, 05/15/22 to 09/20/30	163	175
7.000%, 03/15/23 to 07/15/31	264	291
5.000%, 10/15/39	333	370
4.500%, 03/15/39	655	718
4.000%, 09/15/39 to 10/20/44	1,631	1,729
3.500%, 06/20/42 to 01/20/43	1,026	1,073

		4,530

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $32,605)		32,929

	Par (000)	Value (000)
U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Note — 0.4%
2.000%, 02/15/23	$155	$156

Total U.S. Treasury Obligation
(Cost $161)		156

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%

Fannie Mae, Series 2012-145, Cl PD 1.500%, 11/25/32	91	89
Fannie Mae, Series 2013-2, Cl AB 2.000%, 02/25/43	638	627
Freddie Mac, Series 1273, Cl Z 7.500%, 05/15/22	12	13
Ginnie Mae, Series 2002-92, Cl PB 5.500%, 12/20/32	281	314

Total Collateralized Mortgage Obligations
(Cost $1,055)		1,043

	Number of Shares
MONEY MARKET FUND — 1.4%
PNC Government Money Market Fund,
Class I Shares 0.650%† (B)	489,013	489

Total Money Market Fund
(Cost $489)		489

TOTAL INVESTMENTS — 100.2%
(Cost $34,310)*		34,617

Other Assets & Liabilities – (0.2)%		(85)

TOTAL NET ASSETS — 100.0%		$34,532

*	Aggregate cost for Federal income tax purposes is (000) $34,311.

Gross unrealized appreciation (000)	$590
Gross unrealized depreciation (000)	(284)

Net unrealized appreciation (000)	$306

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Par and Value are less than $500.
(B)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o r t g a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Collateralized Mortgage Obligations	$–	$1,043	$–	$1,043

Money Market Fund	489	–	–	489

U.S. Government Agency Mortgage-Backed Obligations	–	32,929	–	32,929

U.S. Treasury Obligation	–	156	–	156

Total Assets - Investments in Securities	$489	$34,128	$–	$34,617

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 13.6%
Automotive — 4.0%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A3 1.160%, 11/25/20	$1,480	$1,471
Fifth Third Auto Trust,
Series 2015-1, Cl A3 1.420%, 03/16/20	2,798	2,798
Honda Auto Receivables Owner Trust,
Series 2015-4, Cl A3 1.230%, 09/23/19	640	639
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4 1.330%, 11/18/22	1,000	992
Honda Auto Receivables Owner Trust,
Series 2017-1, Cl A4 2.050%, 06/21/23	760	766
Mercedes-Benz Auto Receivables Trust,
Series 2016-1, Cl A3 1.260%, 02/16/21	670	666
Nissan Auto Receivables Owner Trust,
Series 2015-C Cl A3 1.370%, 05/15/20	1,175	1,174

		8,506

Credit Cards — 9.0%
American Express Credit Account Master Trust,
Series 2017-1, Cl A 1.930%, 09/15/22	1,245	1,252
American Express Credit Account Master Trust,
Series 2017-3, Cl A 1.770%, 11/15/22	2,000	2,002
BA Credit Card Trust,
Series 2015-A2, Cl A 1.360%, 09/15/20	1,655	1,654
Capital One Multi-Asset Execution Trust,
Series 2015-A1, Cl A1 1.390%, 01/15/21	2,610	2,610
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Cl A3 1.340%, 04/15/22	2,000	1,988
Chase Issuance Trust,
Series 2015-A2, Cl A2 1.590%, 02/18/20	4,225	4,232
Citibank Credit Card Issuance Trust,
Series 2016-A1, Cl A1 1.750%, 11/19/21	2,305	2,308
Discover Card Execution Note Trust,
Series 2016-A4, Cl A4 1.390%, 03/15/22	455	452
Synchrony Credit Card Master Note Trust,
Series 2012-2, Cl A 2.220%, 01/15/22	850	858
Synchrony Credit Card Master Note Trust,
Series 2012-6, Cl A 1.360%, 08/17/20	1,825	1,825

		19,181

	Par (000)	Value (000)

Equipment — 0.3%
John Deere Owner Trust,
Series 2016-A, Cl A3 1.360%, 04/15/20	$645	$644

Financials — 0.0%
GS Mortgage Securities Trust,
Series 2011-GC5, Cl A2 2.999%, 08/10/44	7	7

Utilities — 0.3%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2 2.161%, 10/15/21	633	638

Total Asset-Backed Securities
(Cost $28,984)		28,976

CORPORATE BONDS — 47.8%
Automotive — 2.2%
American Honda Finance (MTN) 2.900%, 02/16/24	760	775
Ford Motor 4.346%, 12/08/26	789	805
Ford Motor Credit LLC 3.000%, 06/12/17	1,000	1,001
General Motors Financial 3.950%, 04/13/24	500	501
PACCAR Financial (MTN) 1.700%, 12/06/18 (A)	800	806
Toyota Motor Credit (MTN) 1.700%, 01/09/19	740	741

		4,629

Cable — 0.7%
Charter Communications Operating LLC 4.464%, 07/23/22	1,400	1,502

Consumer Discretionary — 1.1%
Carnival 3.950%, 10/15/20	845	893
Hasbro 6.300%, 09/15/17	1,546	1,567

		2,460

Consumer Staples — 1.2%
Kroger 6.150%, 01/15/20	1,210	1,333
WhiteWave Foods 5.375%, 10/01/22	600	676
Whole Foods Market 5.200%, 12/03/25	460	492

		2,501

Energy — 3.5%
BP Capital Markets PLC 3.224%, 04/14/24	915	931
Chevron 2.895%, 03/03/24	1,040	1,056
Energy Transfer LP 4.050%, 03/15/25	765	777
Exxon Mobil 1.982%, 03/01/19 (A)	435	441

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
HollyFrontier 5.875%, 04/01/26	$710	$765
Kinder Morgan Energy Partners LP 4.150%, 03/01/22	1,176	1,237
Petroleos Mexicanos 4.250%, 01/15/25	410	402
3.500%, 07/23/20	300	305
Phillips 66 Partners LP 3.550%, 10/01/26	625	611
Valero Energy 3.400%, 09/15/26	860	845

		7,370

Financials — 18.8%
American Express Credit (MTN) 3.300%, 05/03/27	1,175	1,178
Bank of America (MTN) 4.200%, 08/26/24 2.503%, 10/21/22	550 1,175	572 1,159
Bank of Montreal (MTN) 2.375%, 01/25/19	1,170	1,181
Bank of Nova Scotia/The 2.125%, 09/11/19	535	538
BankUnited 4.875%, 11/17/25	690	721
BB&T (MTN) 6.850%, 04/30/19 3.950%, 03/22/22 2.625%, 06/29/20	10 560 836	11 595 851
BBVA Bancomer SA 4.375%, 04/10/24 144A	1,270	1,316
Bear Stearns LLC 7.250%, 02/01/18	850	881
Capital One Financial 3.500%, 06/15/23	1,745	1,785
Citigroup 4.450%, 09/29/27 2.050%, 12/07/18	540 1,045	563 1,048
Credit Suisse AG (GMTN) 5.400%, 01/14/20	725	780
Credit Suisse Group Funding Guernsey 3.750%, 03/26/25	1,090	1,102
Deutsche Bank AG 4.250%, 10/14/21	1,305	1,360
European Investment Bank 2.375%, 06/15/22	525	535
Fifth Third Bancorp 2.300%, 03/01/19	1,240	1,247
GE Capital International Funding Unlimited Co. 3.373%, 11/15/25	583	608
Goldman Sachs Group 5.750%, 01/24/22	890	1,006
HSBC Bank USA NA 4.875%, 08/24/20	1,625	1,749
John Deere Capital 1.725%, 01/08/19 (A)	1,640	1,653
JPMorgan Chase 4.125%, 12/15/26 3.375%, 05/01/23 2.400%, 06/07/21	770 605 520	802 615 521

	Par (000)	Value (000)

KeyCorp (MTN) 2.900%, 09/15/20	$710	$725
Morgan Stanley (GMTN) 2.500%, 04/21/21	1,265	1,266
Morgan Stanley (MTN) 4.100%, 05/22/23 2.625%, 11/17/21	425 590	445 591
MUFG Americas Holdings 3.500%, 06/18/22	570	590
Royal Bank of Canada 1.875%, 02/05/20	3,120	3,114
Royal Bank of Canada (GMTN) 1.652%, 07/29/19 (A)	845	849
Santander UK Group Holdings PLC 2.875%, 10/16/20	1,205	1,222
Santander UK PLC 5.000%, 11/07/23 144A	635	678
Toronto-Dominion Bank (GMTN) 2.125%, 07/02/19	1,240	1,247
UBS Group Funding Switzerland AG 3.491%, 05/23/23 144A	760	776
US Bancorp (MTN) 2.950%, 07/15/22	575	587
Visa 2.800%, 12/14/22	895	917
Wells Fargo (MTN) 4.100%, 06/03/26 2.550%, 12/07/20	255 960	265 971
Westpac Banking 2.600%, 11/23/20	1,440	1,458

		40,078

Food, Beverage & Tobacco — 1.5%
Anheuser-Busch InBev Finance 3.700%, 02/01/24 3.650%, 02/01/26	365 675	383 694
Anheuser-Busch InBev Worldwide 5.375%, 01/15/20	570	620
Constellation Brands 3.875%, 11/15/19	594	620
Dr Pepper Snapple Group 2.550%, 09/15/26	855	811

		3,128

Healthcare — 3.7%
Abbott Laboratories 3.400%, 11/30/23	980	1,002
Aetna 1.500%, 11/15/17	1,658	1,658
Allergan Funding SCS 3.450%, 03/15/22	695	720
Amgen 2.650%, 05/11/22	745	749
Express Scripts Holding 3.400%, 03/01/27	730	704
Mylan NV 3.950%, 06/15/26	690	692
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	880	874
Teva Pharmaceutical Finance BV 2.950%, 12/18/22	1,535	1,530

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Healthcare — continued
Teva Pharmaceutical Finance III BV 3.150%, 10/01/26	$80	$75

		8,004

Industrials — 0.4%
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 144A	750	765

Insurance — 1.3%
Assurant 2.500%, 03/15/18	1,190	1,195
Berkshire Hathaway 3.750%, 08/15/21#	640	684
XLIT 2.300%, 12/15/18	805	810

		2,689

Materials — 1.0%
Monsanto 2.125%, 07/15/19	1,252	1,253
Sherwin-Williams 2.250%, 05/15/20	925	929

		2,182

Real Estate — 1.6%
American Campus Communities Operating
Partnership LP 3.750%, 04/15/23	930	965
Host Hotels & Resorts LP 3.750%, 10/15/23	975	995
Realty Income 3.250%, 10/15/22	665	679
Spirit Realty LP 4.450%, 09/15/26 144A	825	809

		3,448

Retail — 2.2%
CVS Health 3.500%, 07/20/22	920	958
Expedia 5.000%, 02/15/26	655	711
Lowe’s 1.529%, 09/10/19 (A)	1,225	1,234
Priceline Group 3.650%, 03/15/25 3.600%, 06/01/26	440 670	453 682
Under Armour 3.250%, 06/15/26	630	586

		4,624

Technology — 3.3%
Activision Blizzard 2.300%, 09/15/21 144A	1,150	1,140
Amphenol 3.200%, 04/01/24	505	514
Apple 2.400%, 05/03/23	960	955
Avnet 4.625%, 04/15/26	760	785
KLA-Tencor 4.125%, 11/01/21	905	965

	Par (000)	Value (000)

Oracle 2.500%, 05/15/22	$1,185	$1,200
QUALCOMM 2.900%, 05/20/24	610	609
Xilinx 3.000%, 03/15/21	605	622
2.950%, 06/01/24	225	226

		7,016

Telecommunications — 2.3%
AT&T 4.600%, 02/15/21	1,630	1,743
4.450%, 04/01/24	800	846
4.250%, 03/01/27	805	828
Telefonica Emisiones SAU 4.103%, 03/08/27	320	331
T-Mobile USA 4.000%, 04/15/22	430	445
Verizon Communications 5.150%, 09/15/23	650	727

		4,920

Utilities — 3.0%
Berkshire Hathaway Energy 3.500%, 02/01/25	1,214	1,254
Exelon Generation LLC 4.000%, 10/01/20	745	780
NextEra Energy Capital Holdings 2.300%, 04/01/19	1,145	1,151
NiSource Finance 3.490%, 05/15/27	785	796
Southern 2.750%, 06/15/20	1,405	1,423
Xcel Energy 4.700%, 05/15/20	1,011	1,073

		6,477

Total Corporate Bonds
(Cost $100,259)		101,793

OTHER GOVERNMENT AND AGENCY OBLIGATIONS — 1.2%
Canada — 0.6%
CPPIB Capital 1.250%, 09/20/19 144A	1,225	1,213

Supranational — 0.6%
International Bank for Reconstruction &
Development (GMTN) 1.375%, 09/20/21	1,410	1,382

Total Other Government and Agency Obligations
(Cost $2,631)		2,595

See Notes to Financial Statements.

P N C   I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 6.9%
Federal Home Loan Mortgage Corporation — 0.9%
3.000%, 10/01/31	$1,791	$1,850

Federal National Mortgage Association — 6.0%
4.000%, 12/01/45	1,858	1,962
3.000%, 07/01/30	1,849	1,909
3.000%, 01/01/31	2,052	2,117
3.000%, 09/01/31	1,949	2,012
2.500%, 10/01/31	2,742	2,771
2.500%, 11/01/31	2,013	2,035

		12,806

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $14,707)		14,656

U.S. GOVERNMENT AGENCY OBLIGATION — 0.3%
Federal National Mortgage Association — 0.3%
1.875%, 09/24/26	715	681

Total U.S. Government Agency Obligation
(Cost $711)		681

U.S. TREASURY OBLIGATIONS — 28.8%
U.S. Treasury Inflation Indexed Bond — 2.1%
0.125%, 01/15/22	4,276	4,310

U.S. Treasury Notes — 26.7%
2.500%, 08/15/23	9,485	9,796
2.375%, 08/15/24	25	25
2.250%, 11/15/25	5,960	6,003
2.125%, 09/30/21	3,290	3,348
2.000%, 02/28/21	18,365	18,638
1.750%, 10/31/20	8,935	8,999
1.750%, 03/31/22	6,410	6,407
1.625%, 08/15/22	1,310	1,299
1.625%, 05/15/26	2,475	2,362

		56,877

Total U.S. Treasury Obligations
(Cost $60,613)		61,187

	Number of Shares	Value (000)
MONEY MARKET FUND — 0.6%
PNC Government Money Market Fund,
Class I Shares 0.650%† (B)	1,238,997	$1,239

Total Money Market Fund
(Cost $1,239)		1,239

Total Investments Before Short-Term Investments Purchased with
Collateral from Securities Loaned – 99.2%
(Cost $209,144)		211,127

SHORT-TERM INVESTMENTS PURCHASED WITH
COLLATERAL FROM SECURITIES LOANED — 0.3%
Affiliated Money Market Fund — 0.3%
PNC Government Money Market Fund,
Class I Shares 0.650%† (B)	650,049	650

Money Market Fund — 0.0%
Morgan Stanley Institutional Liquidity Funds
Government Portfolio,
Institutional Class 0.676% (B)	51,980	52

Total Short-Term Investments Purchased With Collateral From
Securities Loaned
(Cost $702)‡		702

TOTAL INVESTMENTS — 99.5%
(Cost $209,846)*		211,829

Other Assets & Liabilities – 0.5%		1,106

TOTAL NET ASSETS — 100.0%		$212,935

*	Aggregate cost for Federal income tax purposes is (000) $209,959.

Gross unrealized appreciation (000)	$2,368
Gross unrealized depreciation (000)	(498)

Net unrealized appreciation (000)	$1,870

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $677 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2017.
(B)	The rate quoted is the annualized seven-day effective yield of the fund at period end.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $6,697 (000) and represents 3.1% of net assets as of May 31, 2017.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Asset-Backed Securities	$–	$28,976	$–	$28,976

Corporate Bonds	–	101,793	–	101,793

Money Market Fund	1,239	–	–	1,239

Other Government and Agency Obligations	–	2,595	–	2,595

Short-Term Investments Purchased With Collateral From Securities Loaned	702	–	–	702

U.S. Government Agency Mortgage-Backed Obligations	–	14,656	–	14,656

U.S. Government Agency Obligation	–	681	–	681

U.S. Treasury Obligations	–	61,187	–	61,187

Total Assets - Investments in Securities	$1,941	$209,888	$–	$211,829

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2017, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$702	$–	$702

Total Liabilities - Collateral Received for Loaned Securities	$–	$702	$–	$702

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 21.0%
Automotive — 11.7%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A3
1.160%, 11/25/20	$1,030	$1,023
Fifth Third Auto Trust,
Series 2015-1, Cl A3
1.420%, 03/16/20	3,694	3,694
Ford Credit Auto Owner Trust,
Series 2016-A, Cl A3
1.390%, 07/15/20	3,100	3,096
Ford Credit Auto Owner Trust,
Series 2016-C, Cl A3
1.220%, 03/15/21	2,710	2,693
Honda Auto Receivables Owner Trust,
Series 2015-4, Cl A3
1.230%, 09/23/19	3,085	3,079
Honda Auto Receivables Owner Trust,
Series 2016-4, Cl A3
1.210%, 12/18/20	1,780	1,769
Honda Auto Receivables Owner Trust,
Series 2017-1, Cl A3
1.720%, 07/21/21	1,530	1,534
Huntington Auto Trust,
Series 2016-1, Cl A3
1.590%, 11/16/20	1,345	1,346
Hyundai Auto Receivables Trust,
Series 2015-A, Cl A4
1.370%, 07/15/20	2,515	2,512
Hyundai Auto Receivables Trust,
Series 2015-C, Cl A3
1.460%, 02/18/20	1,900	1,900
Mercedes-Benz Auto Receivables Trust,
Series 2016-1, Cl A3
1.260%, 02/16/21	3,170	3,154
Nissan Auto Receivables Owner Trust,
Series 2017-A, Cl A3
1.740%, 08/16/21	2,040	2,045
Toyota Auto Receivables Owner Trust,
Series 2017-A, Cl A4
2.100%, 09/15/22	3,170	3,196
Toyota Auto Receivables,
Series 2016-C, Cl A3
1.140%, 08/17/20	2,490	2,477
Volkswagen Auto Lease Trust,
Series 2015-A, Cl A3
1.250%, 12/20/17	333	333

		33,851

Credit Cards — 8.0%
American Express Credit Account Master Trust,
Series 2017-1, Cl A
1.930%, 09/15/22	2,440	2,453
BA Credit Card Trust,
Series 2015-A2, Cl A
1.360%, 09/15/20	4,255	4,253
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Cl A3
1.340%, 04/15/22	4,175	4,151

	Par (000)	Value (000)

Chase Issuance Trust,
Series 2016-A4, Cl A4
1.490%, 07/15/22	$4,435	$4,394
Citibank Credit Card Issuance Trust,
Series 2016-A1, Cl A1
1.750%, 11/19/21	4,385	4,391
Discover Card Execution Note Trust,
Series 2016-A4, Cl A4
1.390%, 03/15/22	3,650	3,628

		23,270

Equipment — 1.3%
John Deere Owner Trust,
Series 2014-B, Cl A3
1.070%, 11/15/18	1,027	1,026
John Deere Owner Trust,
Series 2016-A, Cl A3
1.360%, 04/15/20	2,060	2,057
John Deere Owner Trust,
Series 2017-A, Cl A3
1.780%, 04/15/21	645	647

		3,730

Total Asset-Backed Securities (Cost $60,908)		60,851

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7%
Fannie Mae, Series 2003-86, Cl PY
4.500%, 09/25/18	269	272
Fannie Mae, Series 2003-97, Cl DG
5.000%, 10/25/18	180	184
Fannie Mae, Series 2014-33, Cl AH
3.000%, 06/25/29	2,161	2,232
Fannie Mae, Series 2014-91, Cl PB
3.000%, 02/25/38	2,382	2,430
Freddie Mac Series 3945 A, Cl A
3.000%, 03/15/26	2,303	2,367
Freddie Mac, Series 2828, Cl JE
4.500%, 07/15/19	339	350
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	66	66
Freddie Mac, Series 3564, Cl JA
4.000%, 01/15/18	197	198
Freddie Mac, Series 3693, Cl BD
3.000%, 07/15/25	1,883	1,940
Freddie Mac, Series 3741, Cl PA
2.150%, 02/15/35	1,745	1,750
Freddie Mac, Series 3786, Cl GN
4.000%, 08/15/35	578	587
Freddie Mac, Series 4266, Cl LG
2.500%, 06/15/28	993	1,007
Freddie Mac, Series 4537, Cl HA
3.500%, 09/15/41	3,104	3,236
Ginnie Mae, Series 1998-GN1, Cl A
7.110%, 08/25/27 (A)	–	–

Total Collateralized Mortgage Obligations (Cost $16,680)		16,619

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — 38.1%
Automotive — 1.9%
Ford Motor Credit LLC
2.375%, 01/16/18	$2,000	$2,007
General Motors Financial
3.100%, 01/15/19	785	796
Hyundai Capital America (MTN)
2.000%, 03/19/18 144A	1,835	1,837
Volkswagen Group of America Finance LLC
1.650%, 05/22/18 144A	825	824

		5,464

Cable — 0.8%
21st Century Fox America
6.900%, 03/01/19	1,200	1,298
CBS
5.750%, 04/15/20	872	957

		2,255

Consumer Discretionary — 0.6%
Carnival
3.950%, 10/15/20	510	539
1.875%, 12/15/17	1,142	1,144

		1,683

Energy — 2.6%
BP Capital Markets PLC
2.315%, 02/13/20	260	263
1.674%, 02/13/18	1,660	1,662
Enterprise Products Operating LLC
1.650%, 05/07/18	1,420	1,419
Kinder Morgan
2.000%, 12/01/17	1,695	1,697
TransCanada PipeLines
1.875%, 01/12/18	953	954
Valero Energy
6.125%, 02/01/20	1,343	1,478

		7,473

Financials — 17.2%
American Express Credit (MTN)
2.600%, 09/14/20	1,005	1,022
1.800%, 07/31/18	445	446
Bank of America (GMTN)
2.650%, 04/01/19	4,000	4,045
Bank of Montreal (MTN)
1.500%, 07/18/19	800	793
Bank of Nova Scotia
1.650%, 06/14/19	2,245	2,233
Bear Stearns LLC
7.250%, 02/01/18	450	466
BNP Paribas SA (MTN)
2.450%, 03/17/19	1,399	1,412
2.400%, 12/12/18	115	116
Capital One Financial
2.500%, 05/12/20	1,650	1,659
2.450%, 04/24/19	585	589
Citigroup
2.500%, 09/26/18	1,125	1,133
2.450%, 01/10/20	2,850	2,870
Citizens Bank NA
2.250%, 03/02/20	1,130	1,132
2.200%, 05/26/20	1,800	1,800

	Par (000)	Value (000)

Commonwealth Bank of Australia (GMTN)
2.050%, 03/15/19	$2,185	$2,191
1.625%, 03/12/18	785	786
Cooperatieve Rabobank UA (MTN)
2.250%, 01/14/20	2,435	2,452
Credit Suisse (GMTN)
1.750%, 01/29/18	2,410	2,412
Deutsche Bank AG
6.000%, 09/01/17	765	773
Goldman Sachs Group
2.300%, 12/13/19	3,215	3,227
HSBC USA
1.625%, 01/16/18	2,040	2,041
JPMorgan Chase
2.250%, 01/23/20	3,550	3,565
Morgan Stanley (GMTN)
2.500%, 04/21/21	865	866
2.125%, 04/25/18	2,390	2,399
National Australia Bank (GMTN)
2.000%, 01/14/19	1,860	1,866
Royal Bank of Canada
2.100%, 10/14/20	2,400	2,402
Santander UK PLC
2.500%, 03/14/19	1,595	1,610
UBS AG (GMTN)
1.800%, 03/26/18	635	636
Wells Fargo (MTN)
2.150%, 01/30/20	820	824
Westpac Banking
2.150%, 03/06/20	2,000	2,006

		49,772

Food, Beverage & Tobacco — 1.3%
Anheuser-Busch InBev Finance
1.900%, 02/01/19	875	877
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19	1,446	1,581
Kraft Heinz Foods
2.000%, 07/02/18	1,350	1,354

		3,812

Healthcare — 3.7%
Abbott Laboratories
2.350%, 11/22/19	1,265	1,273
AbbVie
1.800%, 05/14/18	1,595	1,597
Cardinal Health
2.400%, 11/15/19	650	654
1.950%, 06/15/18	1,300	1,303
Celgene
2.125%, 08/15/18	2,090	2,101
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	2,435	2,426
Teva Pharmaceutical Finance III BV
1.700%, 07/19/19	1,535	1,523

		10,877

Industrials — 2.0%
Amphenol
2.550%, 01/30/19	900	909
2.200%, 04/01/20	410	412

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — continued
Ryder System (MTN)
2.550%, 06/01/19	$1,505	$1,522
Siemens Financieringsmaatschappij NV
2.200%, 03/16/20 144A	3,100	3,126

		5,969

Insurance — 1.5%
Assurant
2.500%, 03/15/18	1,550	1,557
Hartford Financial Services Group
6.300%, 03/15/18	1,230	1,272
XLIT
2.300%, 12/15/18	1,540	1,549

		4,378

Materials — 0.8%
EI du Pont de Nemours
2.200%, 05/01/20	730	733
Monsanto
2.125%, 07/15/19	1,535	1,536

		2,269

Pharmaceuticals — 0.1%
Allergan Funding SCS
2.350%, 03/12/18	289	290

Real Estate — 1.0%
Realty Income
2.000%, 01/31/18	1,982	1,985
Simon Property Group LP
5.650%, 02/01/20	920	1,010

		2,995

Technology — 1.2%
KLA-Tencor
3.375%, 11/01/19	1,613	1,658
QUALCOMM
2.100%, 05/20/20	520	522
Xilinx
2.125%, 03/15/19	1,292	1,299

		3,479

Telecommunications — 1.6%
AT&T
2.450%, 06/30/20	3,180	3,195
Verizon Communications
3.450%, 03/15/21	1,400	1,458

		4,653

Utilities — 1.8%
Duke Energy
5.050%, 09/15/19	1,227	1,305
NextEra Energy Capital Holdings
2.300%, 04/01/19	1,470	1,478
Southern Power
1.950%, 12/15/19	2,435	2,425

		5,208

Total Corporate Bonds (Cost $110,441)		110,577

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.3%
Federal Home Loan Mortgage Corporation — 2.2%
6.000%, 05/01/21	$40	$41
5.500%, 03/01/22	102	108
5.500%, 04/01/22	131	138
4.500%, 02/01/19	49	50
4.500%, 05/01/19	177	182
3.196%, 03/01/36 (B)	211	224
3.000%, 11/01/28	2,171	2,242
2.500%, 10/01/27	3,465	3,526

		6,511

Federal National Mortgage Association — 3.1%
5.500%, 09/01/17	2	2
5.500%, 10/01/17	3	3
5.500%, 11/01/18	23	23
5.000%, 06/01/18	20	21
5.000%, 12/01/21	39	40
4.500%, 06/01/21	122	125
4.000%, 08/01/21	164	171
3.500%, 01/01/24	1,415	1,482
3.500%, 07/01/25	1,491	1,562
3.500%, 06/01/26	2,393	2,506
2.950%, 01/01/36 (B)	188	198
2.742%, 09/01/36 (B)	316	333
2.000%, 07/01/23	2,444	2,456

		8,922

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $15,388)		15,433

U.S. TREASURY OBLIGATIONS — 27.8%
U.S. Treasury Notes — 27.8%
1.625%, 07/31/19	6,135	6,176
1.625%, 12/31/19	11,130	11,201
1.500%, 01/31/19	6,970	6,997
1.250%, 10/31/19	12,660	12,633
1.125%, 03/31/20	6,345	6,295
1.000%, 09/30/19	13,210	13,112
0.875%, 04/15/19	13,535	13,435
0.750%, 02/15/19	10,700	10,608

Total U.S. Treasury Obligations (Cost $80,745)		80,457

See Notes to Financial Statements.

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.8%
PNC Government Money Market Fund, Class I Shares 0.650%† (C)	5,167,287	$5,167

Total Money Market Fund (Cost $5,167)		5,167

TOTAL INVESTMENTS — 99.7% (Cost $289,329)*		289,104

Other Assets & Liabilities – 0.3%		820

TOTAL NET ASSETS — 100.0%		$289,924

*	Aggregate cost for Federal income tax purposes is (000) $289,361.

Gross unrealized appreciation (000)	$477
Gross unrealized depreciation (000)	(734)

Net unrealized depreciation (000)	$(257)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)Par	and Value are less than $500.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2017.
(C)	The rate quoted is the annualized seven-day effective yield of the fund at period end.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $5,787 (000) and represents 2.0% of net assets as of May 31, 2017.

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Asset-Backed Securities	$–	$60,851	$–	$60,851
Collateralized Mortgage Obligations	–	16,619	–	16,619
Corporate Bonds	–	110,577	–	110,577
Money Market Fund	5,167	–	–	5,167
U.S. Government Agency Mortgage-Backed Obligations	–	15,433	–	15,433
U.S. Treasury Obligations	–	80,457	–	80,457

Total Assets - Investments in Securities	$5,167	$283,937	$–	$289,104

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 6.5%
Automotive — 2.2%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A3
1.160%, 11/25/20	$925	$919
Fifth Third Auto Trust,
Series 2015-1, Cl A3
1.420%, 03/16/20	704	704
Ford Credit Auto Lease Trust,
Series 2016-A, Cl A2A
1.420%, 11/15/18	326	326
Ford Credit Auto Owner Trust,
Series 2016-A, Cl A3
1.390%, 07/15/20	185	185
Honda Auto Receivables Owner Trust,
Series 2016-3, Cl A4
1.330%, 11/18/22	535	531
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3
1.760%, 08/16/21	1,005	1,007

		3,672

Credit Cards — 3.8%
American Express Credit Account Master Trust,
Series 2017-1, Cl A
1.930%, 09/15/22	1,075	1,081
BA Credit Card Trust,
Series 2015-A2, Cl A
1.360%, 09/15/20	2,005	2,004
BA Credit Card Trust,
Series 2017-A1, Cl A1
1.950%, 08/15/22	590	594
Capital One Multi-Asset Execution Trust,
Series 2014-A5, Cl A5
1.480%, 07/15/20	1,080	1,080
Capital One Multi-Asset Execution Trust,
Series 2016-A3, Cl A3
1.340%, 04/15/22	915	909
Synchrony Credit Card Master Note Trust,
Series 2012-6, Cl A
1.360%, 08/17/20	865	865

		6,533

Equipment — 0.1%
John Deere Owner Trust,
Series 2014-B, Cl A3
1.070%, 11/15/18	213	213

Utilities — 0.4%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	692	748

Total Asset-Backed Securities (Cost $11,118)		11,166

CORPORATE BONDS — 40.3%
Automotive — 1.2%
Ford Motor
4.346%, 12/08/26	485	495
General Motors
6.600%, 04/01/36	220	254

	Par (000)	Value (000)

General Motors Financial
3.200%, 07/13/20	$545	$554
Goodyear Tire & Rubber
4.875%, 03/15/27	250	251
Lear
5.375%, 03/15/24	395	420

		1,974

Cable — 1.7%
Belo
7.750%, 06/01/27	435	481
CBS
4.600%, 01/15/45	335	336
Charter Communications Operating LLC
6.384%, 10/23/35	675	794
Comcast
3.200%, 07/15/36	300	277
CSC Holdings LLC
8.625%, 02/15/19	200	220
Thomson Reuters
1.650%, 09/29/17	475	475
Time Warner Cable LLC
4.500%, 09/15/42	170	162
Time Warner Entertainment LP
8.375%, 03/15/23	135	170

		2,915

Consumer Discretionary — 0.5%
Cedar Fair LP
5.375%, 04/15/27 144A	140	147
Hasbro
6.300%, 09/15/17	535	542
Hilton Worldwide Finance LLC
4.625%, 04/01/25 144A	175	181

		870

Consumer Services — 0.8%
Avon Products
7.000%, 03/15/23	340	315
Graham Holdings
7.250%, 02/01/19	382	410
Royal Caribbean Cruises
7.500%, 10/15/27	165	213
Sotheby’s
5.250%, 10/01/22 144A	327	334

		1,272

Consumer Staples — 1.2%
Kroger
6.150%, 01/15/20	845	931
WhiteWave Foods
5.375%, 10/01/22	540	608
Whole Foods Market
5.200%, 12/03/25	385	412

		1,951

Energy — 4.4%
Boardwalk Pipelines LP
5.950%, 06/01/26	95	108
3.375%, 02/01/23	625	622
BP Capital Markets PLC
3.224%, 04/14/24	910	926

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
Burlington Resources Finance
7.200%, 08/15/31	$375	$503
Cloud Peak Energy Resources LLC
12.000%, 11/01/21	65	68
Energy Transfer LP
6.125%, 12/15/45	245	273
4.050%, 03/15/25	420	427
HollyFrontier
5.875%, 04/01/26	560	603
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	455	548
McDermott International
8.000%, 05/01/21 144A	310	320
Newfield Exploration
5.375%, 01/01/26	280	293
NuStar Logistics LP
5.625%, 04/28/27	140	146
Petroleos Mexicanos
6.000%, 03/05/20	225	243
4.250%, 01/15/25	165	162
Phillips 66
4.650%, 11/15/34	460	485
Rowan
4.875%, 06/01/22	635	602
4.750%, 01/15/24	215	192
Tesoro
5.375%, 10/01/22	475	493
Valero Energy
3.400%, 09/15/26	425	418

		7,432

Financials — 11.3%
American Express Credit (MTN)
2.375%, 05/26/20	55	56
Bank of America
6.250%, 09/29/49 (A)	445	478
Bank of America (GMTN)
2.000%, 01/11/18	750	752
Bank of America (MTN)
5.625%, 07/01/20	700	767
4.200%, 08/26/24	495	515
4.000%, 04/01/24	150	157
BankUnited
4.875%, 11/17/25	554	579
BBVA Bancomer SA
4.375%, 04/10/24 144A	500	518
Bear Stearns LLC
7.250%, 02/01/18	470	487
Capital One NA
2.400%, 09/05/19	655	657
Citigroup
6.250%, 12/29/49 (A)	340	371
4.450%, 09/29/27	840	876
2.150%, 07/30/18	230	231
Credit Suisse AG (GMTN)
5.400%, 01/14/20	590	635
Deutsche Bank AG
4.250%, 10/14/21	245	255
Discover Bank
3.100%, 06/04/20	250	255

	Par (000)	Value (000)

Goldman Sachs Group
5.750%, 01/24/22	$435	$492
2.350%, 11/15/21	505	501
HSBC Bank USA NA
4.875%, 08/24/20	675	726
HSBC Holdings PLC
6.375%, 12/29/49 (A)	500	526
JPMorgan Chase
7.900%, 12/29/49 (A)	535	555
2.400%, 06/07/21	795	796
Lloyds Banking Group PLC
4.650%, 03/24/26	500	525
Morgan Stanley (GMTN)
2.500%, 04/21/21	735	736
Morgan Stanley (MTN)
4.100%, 05/22/23	415	435
2.625%, 11/17/21	810	812
Royal Bank of Canada
2.100%, 10/14/20	1,600	1,602
Royal Bank of Scotland Group PLC
6.000%, 12/19/23	160	176
5.125%, 05/28/24	650	680
Santander UK PLC
5.000%, 11/07/23 144A	375	401
UBS Group Funding Switzerland AG
3.491%, 05/23/23 144A	515	526
US Bancorp
5.300%, 04/15/49 (A)	335	351
Visa
4.150%, 12/14/35	380	408
Wells Fargo
7.980%, 03/29/49 (A)	125	130
5.900%, 12/29/49 (A)	545	578
3.069%, 01/24/23	185	188
Westpac Banking
2.250%, 07/30/18	460	463

		19,196

Food, Beverage & Tobacco — 1.2%
Anheuser-Busch InBev Finance
4.900%, 02/01/46	575	637
4.700%, 02/01/36	160	174
Constellation Brands
3.875%, 11/15/19	800	835
Kraft Heinz Foods
5.200%, 07/15/45	255	273
5.000%, 06/04/42	185	193

		2,112

Healthcare — 3.1%
Abbott Laboratories
3.750%, 11/30/26	755	770
Allergan Funding SCS
3.450%, 03/15/22	400	415
Amgen
4.400%, 05/01/45	430	434
2.650%, 05/11/22	275	276
Express Scripts Holding
3.400%, 03/01/27	420	405
HCA
5.875%, 03/15/22	315	350

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Healthcare — continued
Johnson & Johnson
3.550%, 03/01/36	$660	$672
Mylan NV
3.950%, 06/15/26	425	426
Select Medical
6.375%, 06/01/21	210	215
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	490	488
Teva Pharmaceutical Finance BV
2.950%, 12/18/22	95	95
Teva Pharmaceutical Finance III BV
3.150%, 10/01/26	785	737

		5,283

Industrials — 2.5%
Ball
5.250%, 07/01/25	180	196
4.000%, 11/15/23	375	382
Cintas No 2
4.300%, 06/01/21	589	630
CNH Industrial Capital LLC
3.875%, 07/16/18	275	280
3.625%, 04/15/18	135	136
Crown Cork & Seal
7.375%, 12/15/26	200	232
General Electric
4.125%, 10/09/42	470	490
KLX
5.875%, 12/01/22 144A	425	448
Masco
7.750%, 08/01/29	45	60
3.500%, 04/01/21	80	82
Owens-Brockway Glass Container
6.375%, 08/15/25 144A	225	249
PulteGroup
7.875%, 06/15/32	373	430
Siemens Financieringsmaatschappij NV
3.125%, 03/16/24 144A	600	612

		4,227

Information Technology — 0.2%
VeriSign
4.625%, 05/01/23	375	385

Insurance — 1.2%
Hartford Financial Services Group
6.300%, 03/15/18	575	595
MetLife
6.400%, 12/15/66	460	525
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 144A	335	375
XLIT
4.450%, 03/31/25	600	621

		2,116

Materials — 0.8%
ArcelorMittal
6.750%, 02/25/22	190	214
Caterpillar Financial Services (MTN)
2.100%, 01/10/20	475	478

	Par (000)	Value (000)

Freeport-McMoRan
6.875%, 02/15/23 144A	$375	$393
Huntsman International LLC
4.875%, 11/15/20	143	151
Novelis
5.875%, 09/30/26 144A	175	181

		1,417

Real Estate — 1.0%
American Campus Communities Operating Partnership LP
3.750%, 04/15/23	415	431
Realty Income
5.375%, 09/15/17	498	503
3.250%, 10/15/22	310	316
Spirit Realty LP
4.450%, 09/15/26 144A	450	441

		1,691

Retail — 2.0%
CVS Health
3.500%, 07/20/22	400	417
Expedia
5.000%, 02/15/26	450	488
Hanesbrands
4.625%, 05/15/24 144A	225	225
Priceline Group
3.600%, 06/01/26	635	646
Under Armour
3.250%, 06/15/26	450	419
Wal-Mart Stores
5.625%, 04/01/40	640	817
Wolverine World Wide
5.000%, 09/01/26 144A	475	468

		3,480

Technology — 2.6%
Activision Blizzard
2.300%, 09/15/21 144A	855	847
Amphenol
2.550%, 01/30/19	550	556
Apple
3.850%, 05/04/43	605	599
Avnet
4.625%, 04/15/26	415	429
KLA-Tencor
4.125%, 11/01/21	725	773
Microsoft
3.450%, 08/08/36	450	440
Oracle
4.300%, 07/08/34	455	487
QUALCOMM
2.100%, 05/20/20	340	341

		4,472

Telecommunications — 2.4%
AT&T
5.700%, 03/01/57	375	404
4.750%, 05/15/46	380	365
4.600%, 02/15/21	405	433
4.450%, 04/01/24	590	624

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
CORPORATE BONDS — continued
Telecommunications — continued
Telefonica Emisiones SAU
4.103%, 03/08/27	$250	$258
T-Mobile USA
4.000%, 04/15/22	340	352
Verizon Communications
4.272%, 01/15/36	695	662
1.750%, 08/15/21	520	506
Vodafone Group PLC
1.250%, 09/26/17	520	520

		4,124

Transportation — 0.9%
Burlington Northern Santa Fe LLC
4.550%, 09/01/44	380	417
ERAC USA Finance LLC
5.625%, 03/15/42 144A	500	559
FedEx
3.900%, 02/01/35	505	497

		1,473

Utilities — 1.3%
Alabama Power
2.450%, 03/30/22	505	505
Dominion Energy
1.400%, 09/15/17	483	483
Georgia Power
4.300%, 03/15/42	325	329
NextEra Energy Capital Holdings
2.056%, 09/01/17	483	484
NiSource Finance
3.490%, 05/15/27	420	426

		2,227

Total Corporate Bonds (Cost $66,921)		68,617

OTHER GOVERNMENT AND AGENCY OBLIGATION — 0.2%
Mexico — 0.2%
Mexico Government International Bond (GMTN)
4.750%, 03/08/44	270	268

Total Other Government and Agency Obligation (Cost $241)		268

MUNICIPAL BOND — 0.4%
Texas — 0.4%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	620	740

Total Municipal Bond (Cost $673)		740

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 22.8%
Federal Home Loan Mortgage Corporation — 2.3%
8.000%, 10/01/29	1	1
7.500%, 03/01/27	1	1
6.000%, 12/01/35	400	462
5.500%, 09/01/37	45	50
5.500%, 01/01/38	1	1

	Par (000)	Value (000)

4.500%, 03/01/40	$339	$370
4.500%, 06/01/41	526	569
4.000%, 10/01/43	1,284	1,365
3.500%, 06/01/42	725	752
3.196%, 03/01/36 (A)	245	259

		3,830

Federal National Mortgage Association — 19.2%
8.000%, 08/01/27	9	9
8.000%, 09/01/27	1	1
7.500%, 08/01/26	1	1
7.500%, 10/01/27	8	9
7.500%, 04/01/31	3	3
7.500%, 08/01/31	3	3
7.000%, 04/01/27	2	2
7.000%, 11/01/27	4	5
7.000%, 08/01/32	1	1
5.500%, 05/01/33	2	2
5.500%, 04/01/34	192	216
5.500%, 06/01/34	9	10
5.500%, 03/01/36	6	7
5.500%, 07/01/37	7	8
5.500%, 05/01/38	12	14
5.000%, 07/01/33	13	14
5.000%, 08/01/37	190	209
5.000%, 03/01/40	243	270
5.000%, 07/01/40	32	36
5.000%, 08/01/40	380	418
4.500%, 02/01/39	248	268
4.500%, 06/01/39	200	217
4.500%, 10/01/39	35	38
4.500%, 05/01/40	1,428	1,551
4.500%, 07/01/40	5	5
4.500%, 11/01/40	777	841
4.500%, 02/01/41	101	109
4.500%, 08/01/41	13	14
4.000%, 10/01/25	290	307
4.000%, 11/01/40	692	733
4.000%, 01/01/41	55	58
4.000%, 02/01/41	1,094	1,160
4.000%, 11/01/41	16	17
4.000%, 12/01/41	38	40
4.000%, 01/01/42	47	50
4.000%, 02/01/42	1,119	1,186
4.000%, 07/01/42	1,104	1,170
4.000%, 08/01/42	624	661
4.000%, 07/01/45	986	1,042
3.500%, 02/01/26	210	220
3.500%, 09/01/26	17	18
3.500%, 11/01/26	239	251
3.500%, 01/01/28	1,134	1,188
3.500%, 11/01/29	825	864
3.500%, 03/01/41	1,222	1,269
3.500%, 01/01/42	28	29
3.500%, 06/01/42	1,154	1,197
3.500%, 08/01/42	1,979	2,051
3.500%, 09/01/42	33	34
3.500%, 10/01/42	959	994
3.500%, 11/01/42	32	33
3.500%, 06/01/43	1,103	1,141
3.500%, 07/01/43	1,424	1,473
3.500%, 12/01/45	1,591	1,643

See Notes to Financial Statements.

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
3.000%, 06/01/27	$744	$770
3.000%, 10/01/27	528	547
3.000%, 11/01/29	389	402
3.000%, 11/01/42	1,832	1,850
3.000%, 04/01/43	2,393	2,417
3.000%, 05/01/43	1,056	1,066
3.000%, 06/01/46	955	960
2.500%, 11/01/27	1,621	1,650

		32,772

Government National Mortgage Association — 1.3%
10.000%, 05/15/19 (B)	–	–
9.500%, 03/15/20 (B)	–	–
9.000%, 11/15/19	1	1
9.000%, 05/15/21 (B)	–	–
9.000%, 06/15/21	3	3
9.000%, 08/15/21	4	5
9.000%, 09/15/21	7	7
8.500%, 08/15/27	12	13
8.000%, 09/15/27	5	5
7.500%, 08/15/29 (B)	–	–
7.500%, 10/15/29	20	21
7.500%, 12/15/29	1	1
7.000%, 05/20/24	1	1
7.000%, 10/15/27	20	20
7.000%, 12/15/27	1	2
7.000%, 04/15/28 (B)	–	–
7.000%, 04/15/29	2	2
4.500%, 06/15/41 (B)	–	–
4.000%, 09/15/41	1,075	1,141
3.500%, 07/15/42	994	1,039
3.500%, 12/20/42	24	25

		2,286

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $38,553)		38,888

U.S. TREASURY OBLIGATIONS — 25.8%
U.S. Treasury Bonds — 7.7%
4.500%, 02/15/36	4,210	5,449
3.750%, 08/15/41	3,855	4,501
2.500%, 02/15/45	3,515	3,262

		13,212

U.S. Treasury Inflation Indexed Bond — 1.5% 0.125%, 07/15/24	2,551	2,538

U.S. Treasury Notes — 16.6%
2.500%, 08/15/23	5	5
2.250%, 11/15/25	1,705	1,717
2.125%, 09/30/21	3,565	3,628
2.000%, 02/28/21	11,570	11,742
1.750%, 10/31/20	3,145	3,168
1.750%, 03/31/22	4,885	4,883
1.625%, 08/15/22	2,430	2,409
1.625%, 05/15/26	715	682

		28,234

Total U.S. Treasury Obligations (Cost $43,878)		43,984

	Number of Shares	Value (000)
MONEY MARKET FUND — 5.0%
PNC Government Money Market Fund, Class I Shares 0.650%† (C)	8,479,012	$8,479

Total Money Market Fund (Cost $8,479)		8,479

TOTAL INVESTMENTS — 101.0% (Cost $169,863)*		172,142

Other Assets & Liabilities – (1.0)%		(1,731)

TOTAL NET ASSETS — 100.0%		$170,411

*	Aggregate cost for Federal income tax purposes is (000) $169,871.

Gross unrealized appreciation (000)	$2,936
Gross unrealized depreciation (000)	(665)

Net unrealized appreciation (000)	$2,271

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2017.
(B)	Par and Value are less than $500.
(C)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $7,225 (000) and represents 4.2% of net assets as of May 31, 2017.

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Asset-Backed Securities	$–	$11,166	$–	$11,166
Corporate Bonds	–	68,617	–	68,617
Money Market Fund	8,479	–	–	8,479
Municipal Bond	–	740	–	740
Other Government and Agency Obligation	–	268	–	268
U.S. Government Agency Mortgage- Backed Obligations	–	38,888	–	38,888
U.S. Treasury Obligations	–	43,984	–	43,984

Total Assets - Investments in Securities	$8,479	$163,663	$–	$172,142

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 23.9%
Automotive — 13.7%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A2A
0.990%, 05/28/19	$3,765	$3,758
Fifth Third Auto Trust,
Series 2014-2, Cl A4
1.380%, 12/15/20	5,520	5,520
Fifth Third Auto Trust,
Series 2014-3, Cl A3
0.960%, 03/15/19	1,232	1,231
Ford Credit Auto Owner Trust,
Series 2016-A, Cl A3
1.390%, 07/15/20	5,435	5,428
Ford Credit Auto Owner Trust,
Series 2017-A, Cl A2A
1.330%, 12/15/19	4,260	4,258
Honda Auto Receivables Owner Trust,
Series 2015-4, Cl A3
1.230%, 09/23/19	5,279	5,269
Honda Auto Receivables Owner Trust,
Series 2016-4, Cl A3
1.210%, 12/18/20	4,405	4,378
Huntington Auto Trust,
Series 2016-1, Cl A2
1.290%, 05/15/19	2,595	2,594
Hyundai Auto Receivables Trust,
Series 2015-C, Cl A3
1.460%, 02/18/20	5,555	5,556
Mercedes-Benz Auto Receivables Trust,
Series 2016-1, Cl A2A
1.110%, 03/15/19	1,710	1,709
Nissan Auto Receivables Owner Trust,
Series 2015-B, Cl A2A
0.830%, 07/16/18	324	324
Nissan Auto Receivables Owner Trust,
Series 2015-C Cl A3
1.370%, 05/15/20	3,360	3,357
Nissan Auto Receivables Owner Trust,
Series 2016-A, Cl A2A
1.060%, 02/15/19	2,403	2,401
Toyota Auto Receivables Owner Trust,
Series 2014-C, Cl A4
1.440%, 04/15/20	5,777	5,773
Toyota Auto Receivables Owner Trust,
Series 2016-D, Cl A2A
1.060%, 05/15/19	2,325	2,322
USAA Auto Owner Trust,
Series 2015-1, Cl A3
1.200%, 06/17/19	3,181	3,180
Volkswagen Auto Loan Enhanced Trust,
Series 2014-1, Cl A3
0.910%, 10/22/18	543	543

		57,601

Credit Cards — 8.8%
American Express Credit Account Master Trust,
Series 2017-4, Cl A
1.640%, 12/15/21	4,710	4,709

	Par (000)	Value (000)

BA Credit Card Trust,
Series 2015-A2, Cl A
1.360%, 09/15/20	$5,810	$5,807
Capital One Multi-Asset Execution Trust,
Series 2015-A7, Cl A7
1.450%, 08/16/21	6,000	5,997
Chase Issuance Trust,
Series 2015-A2, Cl A2
1.590%, 02/18/20	5,930	5,939
Citibank Credit Card Issuance Trust,
Series 2014-A8, Cl A8
1.730%, 04/09/20	6,087	6,104
Discover Card Execution Note Trust,
Series 2016-A1, Cl A1
1.640%, 07/15/21	5,064	5,071
Synchrony Credit Card Master Note Trust,
Series 2015-2, Cl A
1.600%, 04/15/21	3,515	3,519

		37,146

Equipment — 1.4%
John Deere Owner Trust,
Series 2016-A, Cl A3
1.360%, 04/15/20	4,475	4,469
John Deere Owner Trust,
Series 2017-A, Cl A2
1.500%, 10/15/19	1,605	1,606

		6,075

Total Asset-Backed Securities (Cost $100,898)		100,822

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
Fannie Mae, Series 2002-55, Cl GC
5.500%, 09/25/17 (A)	–	–
Fannie Mae, Series 2003-15, Cl CB
5.000%, 03/25/18	290	291
Fannie Mae, Series 2003-24, Cl BC
5.000%, 04/25/18	42	43
Fannie Mae, Series 2003-74, Cl PG
4.500%, 08/25/18	332	336
Fannie Mae, Series 2003-120, Cl BY
4.000%, 12/25/18	361	364
Fannie Mae, Series 2008-18, Cl ND
4.000%, 05/25/20	141	142
Fannie Mae, Series 2011-6, Cl BA
2.750%, 06/25/20	966	972
Freddie Mac, Series 2677, Cl LE
4.500%, 09/15/18	488	496
Freddie Mac, Series 2748, Cl LG
4.500%, 02/15/19	371	377
Freddie Mac, Series 2892, Cl DB
4.500%, 11/15/19	899	915
Freddie Mac, Series 3825, Cl AB
3.000%, 08/15/20	769	774
Freddie Mac, Series 3826, Cl MC
1.750%, 07/15/18	293	293
Freddie Mac, Series 3955, Cl YA
1.750%, 03/15/21	3,315	3,312

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Freddie Mac, Series 3977, Cl GA
1.500%, 07/15/19	$563	$562

Total Collateralized Mortgage Obligations (Cost $8,887)		8,877

COMMERCIAL PAPER† — 5.5%
Bank of Tokyo – Mitsubishi UFJ
1.329%, 07/24/17	4,300	4,293
Credit Suisse
1.557%, 01/02/18	4,500	4,459
Sheffield Receivables
1.429%, 10/20/17	5,000	4,969
Svenska Handelsbanken AB
1.250%, 09/05/17	5,000	4,985
Toyota Motor Credit
1.201%, 07/14/17	4,450	4,445

Total Commercial Paper (Cost $23,150)		23,151

CORPORATE BONDS — 38.6%
Automotive — 1.1%
American Honda Finance
1.500%, 11/19/18	1,980	1,975
Ford Motor Credit LLC
3.000%, 06/12/17	2,500	2,501
2.375%, 01/16/18	265	266

		4,742

Cable — 0.4%
21st Century Fox America
6.900%, 03/01/19	1,600	1,731

Consumer Discretionary — 1.0%
Carnival
1.875%, 12/15/17	1,905	1,908
Marriott International
6.375%, 06/15/17	2,377	2,380

		4,288

Energy — 0.8%
Enterprise Products Operating LLC
6.300%, 09/15/17	3,300	3,343

Financials — 20.7%
American Express
7.000%, 03/19/18	750	781
American Express Credit (MTN)
1.875%, 05/03/19	815	816
1.800%, 07/31/18	3,100	3,104
Bank of America (GMTN)
2.600%, 01/15/19	5,400	5,453
Bank of Nova Scotia
1.650%, 06/14/19	4,450	4,427
BNP Paribas SA (MTN)
2.450%, 03/17/19	1,410	1,423
2.400%, 12/12/18	2,990	3,016
Capital One Financial
2.450%, 04/24/19	3,150	3,169

	Par (000)	Value (000)

Citigroup
1.800%, 02/05/18	$5,375	$5,378
Commonwealth Bank of Australia (GMTN)
2.050%, 03/15/19	3,000	3,008
Cooperatieve Rabobank UA
1.375%, 08/09/19	5,400	5,346
Deutsche Bank AG
6.000%, 09/01/17	3,190	3,223
Goldman Sachs Group
2.375%, 01/22/18	4,195	4,214
HSBC USA
1.625%, 01/16/18	4,000	4,001
John Deere Capital (MTN)
1.650%, 10/15/18	2,200	2,203
JPMorgan Chase
1.625%, 05/15/18	5,375	5,377
Morgan Stanley (GMTN)
2.125%, 04/25/18	3,250	3,262
MUFG Americas Holdings
1.625%, 02/09/18	1,704	1,704
MUFG Union Bank NA
2.625%, 09/26/18	2,675	2,700
Royal Bank of Canada
1.200%, 09/19/17	4,000	3,999
Santander UK PLC
2.500%, 03/14/19	4,352	4,393
Toronto Dominion Bank (MTN)
1.400%, 04/30/18	3,830	3,830
US Bank NA (GMTN)
1.636%, 08/23/17 (B)	4,110	4,112
Wells Fargo (GMTN)
1.500%, 01/16/18	4,525	4,522
Westpac Banking
2.250%, 07/30/18	4,000	4,027

		87,488

Food, Beverage & Tobacco — 0.4%
Kraft Heinz Foods
2.000%, 07/02/18	1,810	1,815

Healthcare — 2.3%
Aetna
1.700%, 06/07/18	2,175	2,177
Cardinal Health
2.400%, 11/15/19	2,950	2,970
Teva Pharmaceutical Finance Netherlands III BV
1.400%, 07/20/18	3,300	3,285
UnitedHealth Group
1.450%, 07/17/17	1,380	1,380

		9,812

Industrials — 0.5%
Ryder System (MTN)
2.550%, 06/01/19	2,229	2,254

Insurance — 1.6%
Assurant
2.500%, 03/15/18	2,100	2,110
Prudential Financial (GMTN)
2.300%, 08/15/18	2,200	2,216

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — continued
XLIT
2.300%, 12/15/18	$2,275	$2,288

		6,614

Materials — 0.7%
Caterpillar Financial Services (GMTN)
1.500%, 02/23/18	2,705	2,703

Real Estate — 0.7%
Realty Income
5.375%, 09/15/17	2,290	2,314
2.000%, 01/31/18	635	636

		2,950

Retail — 1.5%
eBay
1.350%, 07/15/17	940	940
McDonald’s (MTN)
2.100%, 12/07/18	3,700	3,725
Walgreens Boots Alliance
1.750%, 11/17/17	1,629	1,631

		6,296

Technology — 1.7%
Amphenol
1.550%, 09/15/17	3,190	3,190
Apple
1.550%, 02/08/19	2,200	2,204
QUALCOMM
1.850%, 05/20/19	1,550	1,553

		6,947

Telecommunications — 2.8%
AT&T
5.800%, 02/15/19	4,000	4,252
Cisco Systems
1.400%, 02/28/18	3,840	3,843
Verizon Communications
3.650%, 09/14/18	3,560	3,645

		11,740

Utilities — 2.4%
NextEra Energy Capital Holdings
2.300%, 04/01/19	2,155	2,166
1.649%, 09/01/18	1,180	1,178
Southern
1.550%, 07/01/18	850	848
Southern Power
1.850%, 12/01/17	3,014	3,018
Xcel Energy
1.200%, 06/01/17	2,800	2,800

		10,010

Total Corporate Bonds (Cost $162,617)		162,733

	Par (000)	Value (000)

U.S. TREASURY OBLIGATIONS — 28.3%
U.S. Treasury Notes — 28.3%
1.500%, 08/31/18	$21,360	$21,430
1.500%, 12/31/18	11,925	11,970
1.375%, 06/30/18	11,000	11,015

1.000%, 05/31/18	19,050	19,008
0.875%, 01/31/18	15,510	15,476
0.750%, 03/31/18	24,595	24,499
0.750%, 10/31/18	16,210	16,100

Total U.S. Treasury Obligations (Cost $119,741)		119,498

	Number of Shares
MONEY MARKET FUND — 1.0%
PNC Government Money Market Fund, Class I Shares 0.650%†† (C)	4,393,973	4,394

Total Money Market Fund
(Cost $4,394)		4,394

TOTAL INVESTMENTS — 99.4% (Cost $419,687)*		419,475

Other Assets & Liabilities – 0.6%		2,663

TOTAL NET ASSETS — 100.0%		$422,138

*	Aggregate cost for Federal income tax purposes is (000) $419,712.

Gross unrealized appreciation (000)	$226
Gross unrealized depreciation (000)	(463)

Net unrealized depreciation (000)	$(237)

†	The rate shown is the effective yield at purchase date.
††	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Par and Value are less than $500.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2017.
(C)	The rate quoted is the annualized seven-day effective yield of the fund at period end.

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Asset-Backed Securities	$–	$100,822	$–	$100,822
Collateralized Mortgage Obligations	–	8,877	–	8,877
Commercial Paper	–	23,151	–	23,151
Corporate Bonds	–	162,733	–	162,733
Money Market Fund	4,394	–	–	4,394
U.S. Treasury Obligations	–	119,498	–	119,498

Total Assets – Investments in Securities	$4,394	$415,081	$–	$419,475

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  I n t e r m ed i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.4%
Alaska — 5.2%
Alaska Housing Finance Corporation, State
Capital Project (RB) Series C
5.000%, 06/01/29	$1,165	$1,380
Alaska International Airports System (RB)
Series A
5.000%, 10/01/30	1,190	1,388
Municipality of Anchorage, Electric Utility (RB)
Series A
4.000%, 12/01/20	1,000	1,094

		3,862

California — 3.1%
California Public Works Board, Various Capital
Project (RB) Series A
5.000%, 04/01/23	1,000	1,160
California State (GO)
5.000%, 09/01/27	1,000	1,157

		2,317

Connecticut — 3.2%
Connecticut State Health & Educational Facility
Authority, Quinnipiac University (RB) Series L
5.000%, 07/01/30	2,000	2,330

Florida — 11.7%
Broward County, Florida Port Facilities
(RB) Series A (AGM)
5.000%, 09/01/24	1,000	1,132
Citizens Property Insurance (RB) Series A-1
5.000%, 06/01/21	1,400	1,597
5.000%, 06/01/22	1,500	1,733
Miami-Dade County, Florida Aviation (RB)
Series A
5.000%, 10/01/28	1,000	1,210
Volusia County Educational Facility
Authority (RB)
5.000%, 06/01/26	1,500	1,783
Volusia County Educational Facility
Authority (RB) Series B
5.000%, 10/15/29	1,000	1,122

		8,577

Georgia — 2.5%
Atlanta Department of Aviation (RB) Series A
5.000%, 01/01/24	1,500	1,813

Illinois — 4.0%
Chicago Midway International Airport (RB)
Series B
5.000%, 01/01/23	2,500	2,927

Indiana — 10.4%
Ball State University, Housing and
Dining System (RB)
5.000%, 07/01/26	1,250	1,469
Ball State University, Student Fee, Prerefunded
07/01/20 @ 100 (RB) Series P
5.000%, 07/01/20	1,000	1,119

	Par (000)	Value (000)
Indiana Finance Authority, Beacon Health
Systems Obligated Group (RB) Series A
5.000%, 08/15/25	$2,000	$2,359
Purdue University Student Fee (RB) Series CC
5.000%, 07/01/25	1,245	1,542
5.000%, 07/01/32	1,000	1,196

		7,685

Kansas — 1.8%
Olathe, Olathe Medical Center (RB) Series A
5.000%, 09/01/26	1,190	1,338

Louisiana — 5.8%
Louisiana Public Facilities Authority, Ochsner
Clinic Foundation Project, Prerefunded
05/15/21 @ 100 (RB)
5.250%, 05/15/21	2,655	3,072
New Orleans Aviation Board (RB) Series A
5.000%, 01/01/25	1,000	1,207

		4,279

Massachusetts — 9.8%
Commonwealth of Massachusetts (GO)
Series B (AGM)
5.250%, 08/01/28	1,000	1,301
Massachusetts Development Finance Agency,
Tufts Medical Center (RB) Series I
6.250%, 01/01/27	1,000	1,137
Massachusetts Housing Finance Agency (RB)
Series 171
4.000%, 12/01/44	1,565	1,679
Massachusetts Water Resources Authority (RB)
Series B (AGM)
5.250%, 08/01/23	1,125	1,375
Massachusetts Water Resources Authority (RB)
Series J (AGM)
5.500%, 08/01/21	1,455	1,708

		7,200

Michigan — 3.4%
Michigan Finance Authority, Unemployment
Obligation Assessment (RB) Series B
5.000%, 07/01/20	2,000	2,169
Michigan State Hospital Finance Authority,
Sparrow Health Obligated Group (RB)
5.000%, 11/15/18	290	295

		2,464

Mississippi — 2.4%
Mississippi Business Finance, Chevron USA Project (RB)
Series B (VRDN)
0.800%, 06/01/17	1,800	1,800

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Missouri — 4.4%
Cape Girardeau County Industrial Development
Authority, St. Francis Medical Center (RB)
Series A
5.000%, 06/01/26	$1,705	$1,924
5.000%, 06/01/27	1,145	1,291

		3,215

New Jersey — 3.9%
New Jersey Turnpike Authority (RB) Series A1
5.000%, 01/01/32	1,500	1,777
South Jersey Transportation Authority LLC (RB)
Series A
5.000%, 11/01/29	1,000	1,101

		2,878

North Carolina — 3.2%
North Carolina Eastern Municipal Power Agency,
Prerefunded 07/01/22 @ 100 (RB) Series A
5.000%, 07/01/22	2,000	2,361

Ohio — 3.3%
Ohio State Higher Education (GO) Series C
5.000%, 08/01/20	1,000	1,122
Ohio State University (RB) Series D
5.000%, 12/01/29	1,000	1,277

		2,399

Oklahoma — 1.5%
Oklahoma Housing Finance Agency (RB)
Series A (GNMA)
5.000%, 09/01/27	1,000	1,125

Pennsylvania — 8.2%
Allegheny County Higher Education Building
Authority, Chatham University (RB) Series A
5.000%, 09/01/24	1,000	1,112
Monroeville Finance Authority (RB)
5.000%, 02/15/26	850	1,044
5.000%, 02/15/27	1,275	1,579
Philadelphia Authority for Industrial
Development, Temple University
(RB) Second Series of 2016
5.000%, 04/01/31	1,000	1,165
Philadelphia Gas Works (RB) Thirteenth Series
5.000%, 08/01/22	1,000	1,152

		6,052

Texas — 5.2%
Brownsville Utilities System (RB) Series A
5.000%, 09/01/25	2,220	2,593
Dallas-Fort Worth International Airport (RB)
Series G
5.000%, 11/01/26	1,125	1,261

		3,854

Washington — 3.2%
Energy Northwest, Project 1 (RB) Series A
5.000%, 07/01/26	2,000	2,333

	Par (000)	Value (000)

Guam — 2.2%
Guam (RB) Series A
5.000%, 01/01/25	$1,500	$1,628

Total Municipal Bonds
(Cost $69,312)		72,437

TOTAL INVESTMENTS — 98.4%
(Cost $69,312)*		72,437

Other Assets & Liabilities – 1.6%		1,149

TOTAL NET ASSETS — 100.0%		$73,586

*	Aggregate cost for Federal income tax purposes is (000) $69,312.

Gross unrealized appreciation (000)	$3,240
Gross unrealized depreciation (000)	(115)

Net unrealized appreciation (000)	$3,125

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Municipal Bonds	$–	$72,437	$–	$72,437

Total Assets - Investments in Securities	$–	$72,437	$–	$72,437

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  M a r y l a n d  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
MUNICIPAL BONDS — 94.8%
Maryland — 91.0%
Annapolis, Public Improvement (GO) Series 2017
5.000%, 08/01/23	$615	$706
Annapolis, Public Improvement, Prerefunded
08/01/21 @100 (GO) Series 2017
5.000%, 08/01/21	160	184
Anne Arundel County, Consolidated General
Improvement (GO)
5.000%, 04/01/31	1,000	1,203
Baltimore County, Consolidated Public
Improvement (GO) Series B
5.000%, 08/01/29	1,500	1,818
Baltimore, Wastewater Projects
(RB) Series A (NATL-RE)
5.000%, 07/01/22	875	958
Baltimore, Water Project (RB) Series B
5.000%, 07/01/28	1,010	1,196
Cecil County, Consolidated Public
Improvement (GO)
4.000%, 02/01/30	1,000	1,109
Frederick County, Public Facilities (GO) Series A
5.000%, 08/01/28	1,000	1,246
Frederick County, Urbana Community
Development Authority (STRB) Series A
5.000%, 07/01/24	2,020	2,222
Howard County, Consolidated Public
Improvement (GO) Series B
5.000%, 08/15/22	945	1,090
Howard County, Consolidated Public
Improvement, Prerefunded 08/15/21 @100
(GO) Series B
5.000%, 08/15/21	555	640
Maryland Community Development
Administration (RB) Series B (NATL-RE)
5.150%, 06/01/22	20	20
5.125%, 06/01/17	10	10
Maryland Economic Development Corporation,
Potomac Electric Project (RB)
6.200%, 09/01/22	1,500	1,631
Maryland Health & Higher Educational Facilities
Authority, Goucher College (RB) Series A
5.000%, 07/01/25	1,160	1,329
Maryland Health & Higher Educational Facilities
Authority, Johns Hopkins Health System (RB)
5.000%, 07/01/27	2,200	2,543
Maryland Health & Higher Educational Facilities
Authority, MedStar Health (RB) Series A
5.000%, 08/15/26	1,500	1,747
Maryland Health & Higher Educational Facilities
Authority, Peninsula Medical Center (RB)
5.000%, 07/01/30	1,000	1,144
Maryland Health & Higher Educational Facilities
Authority, University of Maryland Medical
Systems (RB) Series B
5.000%, 07/01/31	1,000	1,180
Maryland Stadium Authority, Baltimore City
Public Schools (RB)
5.000%, 05/01/32	1,000	1,177
Maryland State (GO) Series A
5.000%, 03/15/28	1,000	1,265

	Par (000)	Value (000)

Montgomery County (GO) Series A 5.000%, 11/01/29	$1,000	$1,217
Montgomery County, Department of Liquor
Control (RB) Series A
5.000%, 04/01/21	1,075	1,221
Prince George’s County, Consolidated Public
Improvement (GO) Series B
5.000%, 07/15/23	1,550	1,557
University System of Maryland (RB) Series A
5.000%, 04/01/28	1,000	1,236
Washington Suburban Sanitary Commission,
Consolidated Public Improvement (GO)
5.000%, 06/01/27	1,000	1,252
Worcester County, Consolidated Public
Improvement (GO)
5.000%, 03/01/22	1,000	1,169

		32,070

Guam — 3.8%
Guam (RB) Series A
5.000%, 01/01/27	1,250	1,341

Total Municipal Bonds
(Cost $32,507)		33,411

TOTAL INVESTMENTS — 94.8%
(Cost $32,507)*		33,411

Other Assets & Liabilities – 5.2%		1,821

TOTAL NET ASSETS — 100.0%		$35,232

*	Aggregate cost for Federal income tax purposes is (000) $32,506.

Gross unrealized appreciation (000)	$1,018
Gross unrealized depreciation (000)	(113)

Net unrealized appreciation (000)	$905

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Municipal Bonds	$–	$33,411	$–	$33,411

Total Assets - Investments in Securities	$–	$33,411	$–	$33,411

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  O h i o  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
MUNICIPAL BONDS — 96.7%
Ohio — 92.5%
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series B
5.000%, 09/01/21	$1,680	$1,866
American Municipal Power, AMP Fremont
Energy Center Project (RB) Series B
5.000%, 02/15/25	1,500	1,716
Columbus, Various Purpose (GO) Series 4
5.000%, 02/15/27	1,000	1,257
Dublin City School District (GO)
5.000%, 12/01/21	1,145	1,335
Franklin County Hospital Facilities, OhioHealth
Corporation (RB)
5.000%, 05/15/28	1,150	1,338
Hamilton County Hospital Facilities,
UC Health (RB)
5.000%, 02/01/29	850	972
Hilliard City School District (GO)
4.000%, 12/01/31	1,040	1,156
Kent State University (RB)
5.000%, 05/01/30	1,000	1,190
Lucas County, ProMedica Healthcare Obligated
Group (RB) Series D
5.000%, 11/15/21	1,005	1,158
Miami University (RB)
5.000%, 09/01/29	350	426
Northeast Ohio Regional Sewer District (RB)
5.000%, 11/15/29	500	600
5.000%, 11/15/30	450	537
Ohio Housing Finance Agency (RB)
Series 2 (GNMA, FNMA, FHLMC)
5.000%, 11/01/19	2,095	2,279
Ohio State Higher Educational Facility
Commission, University of Dayton (RB)
Series A
5.000%, 12/01/24	525	628
5.000%, 12/01/26	725	864
5.000%, 12/01/27	160	189
Ohio State Highway Capital Improvements (GO)
Series Q
5.000%, 05/01/23	1,000	1,171
5.000%, 05/01/24	1,025	1,202
Ohio State Hospital Facility, Cleveland Clinic
Health System (RB) Series B
5.000%, 01/01/23	1,000	1,065
Ohio State Public Facilities Commission, Coal
Development (GO) Series M
5.000%, 02/01/24	1,310	1,596
Ohio State University (RB) Series A
5.000%, 12/01/29	1,100	1,330
Ohio State University (RB) Series D (ETM)
5.000%, 12/01/25	85	106
Ohio State Water Development Authority, Fresh
Water Project (RB) Series B
5.250%, 12/01/23	1,000	1,235
Ohio State Water Development Authority, Water
Pollution Control Project (RB)
5.000%, 06/01/23	1,265	1,528
Summit County (GO)
4.000%, 12/01/28	1,000	1,118

	Par (000)	Value (000)

Toledo Water System (RB)
5.000%, 11/15/31	$1,000	$1,161
West Chester Township, Various Purpose (GO)
5.000%, 12/01/21	1,000	1,162
Westlake City School District (GO)
5.000%, 12/01/27	1,395	1,693

		31,878

Guam — 4.2%
Guam (RB) Series A
5.000%, 01/01/26	1,350	1,456

Total Municipal Bonds
(Cost $32,090)		33,334

TOTAL INVESTMENTS — 96.7%
(Cost $32,090)*		33,334

Other Assets & Liabilities – 3.3%		1,155

TOTAL NET ASSETS — 100.0%		$34,489

*	Aggregate cost for Federal income tax purposes is (000) $32,090.

Gross unrealized appreciation (000)	$1,309
Gross unrealized depreciation (000)	(65)

Net unrealized appreciation (000)	$1,244

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Municipal Bonds	$–	$33,334	$–	$33,334

Total Assets - Investments in Securities	$–	$33,334	$–	$33,334

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
MUNICIPAL BONDS — 100.2%
Alaska — 3.7%
Alaska Housing Finance Corporation, State
Capital Project II (RB) Series A
5.000%, 12/01/22	$1,010	$1,157
Alaska International Airports System (RB)
Series A
5.000%, 10/01/24	1,250	1,521
Municipality of Anchorage, Electric Utility (RB)
Series A
5.000%, 12/01/22	1,550	1,834

		4,512

Arizona — 3.5%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/18	1,735	1,809
Arizona Transportation Board, Maricopa
County Regional Area (RB)
5.000%, 07/01/19	2,250	2,437

		4,246

California — 4.3%
California Public Works Board, Various Capital
Projects (RB) Series A
5.000%, 04/01/20	1,000	1,110
California State (GO)
5.000%, 11/01/18	2,000	2,116
California State, Economic Recovery, Prerefunded
07/01/19 @ 100 (GO) Series A
5.000%, 07/01/19	1,825	1,980

		5,206

District of Columbia — 1.5%
District of Columbia (GO) Series E
5.000%, 06/01/21	1,605	1,845

Florida — 10.7%
Broward County, Florida Port Facilities
(RB) Series A (AGM)
5.000%, 09/01/24	1,730	1,959
Central Florida Expressway Authority
(BAN) (RB)
1.625%, 01/01/19	1,925	1,931
Citizens Property Insurance (RB) Series A-1
5.000%, 06/01/19	1,000	1,077
5.000%, 06/01/21	1,500	1,711
5.000%, 06/01/22	1,500	1,733
Palm Beach County Health Facilities
Authority (RB)
4.000%, 12/01/19	1,000	1,054
Tampa Bay Water Regional Water Supply
Authority Utility System (RB) Series B (ETM)
5.000%, 10/01/18	945	996
5.000%, 10/01/18	930	979
Volusia County Educational Facility
Authority (RB)
5.000%, 06/01/24	1,345	1,610

		13,050

	Par (000)	Value (000)

Illinois — 6.3%
Chicago Midway International Airport
(RB) Series B
5.000%, 01/01/22	$1,000	$1,151
Chicago O’Hare International Airport (RB)
Series B
5.000%, 01/01/23	1,000	1,183
Illinois Finance Authority, DePaul University (RB)
5.000%, 10/01/20	1,500	1,677
Illinois Finance Authority, The Art Institute of
Chicago (RB) Series A
5.250%, 03/01/19	1,000	1,068
Metropolitan Water Reclamation District of
Greater Chicago (GO) Series B
5.000%, 12/01/18	1,430	1,511
Will County Forest Preservation District (GO)
4.000%, 12/15/18	1,000	1,043

		7,633

Indiana — 7.4%
Ball State University, Housing and Dining
System (RB)
5.000%, 07/01/21	725	830
5.000%, 07/01/22	500	585
Ball State University, Student Fee (RB)
Series R
5.000%, 07/01/21	1,500	1,717
Indiana Finance Authority, Beacon Health
Systems Obligated Group (RB)
5.000%, 08/15/20	1,000	1,114
5.000%, 08/15/21	1,000	1,144
Indiana Municipal Power Agency, Power Supply
System (RB) Series C
5.000%, 01/01/24	1,000	1,195
Purdue University, Student Fee (RB) Series CC
5.000%, 07/01/24	2,000	2,459

		9,044

Iowa — 1.0%
Ames, Mary Greeley Medical Center (RB)
5.000%, 06/15/23	1,040	1,227

Kansas — 1.9%
Kansas State Department of Transportation (RB)
Series B
5.000%, 09/01/19	1,000	1,090
Wyandatte County, Kansas City Unified
Government Utility System (RB) Series A
5.000%, 09/01/24	1,000	1,208

		2,298

Kentucky — 3.5%
Berea Educational Facilities, Berea College Project
(RB) Series A (VRDN)
0.720%, 06/01/17##	100	100
Kentucky Bond Development Corporation,
St. Elizabeth Medical Center (RB)
5.000%, 05/01/24	2,640	3,175

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Kentucky — continued
Kentucky Public Transportation Infrastructure
Authority, Downtown Crossing Project (BAN)
(RB) Series A
5.000%, 07/01/17	$1,000	$1,002

		4,277

Louisiana — 0.8%
New Orleans Aviation Board (RB) Series A
5.000%, 01/01/24	790	942

Maryland — 2.3%
Maryland Economic Development Corporation,
Potomac Electric Project (RB)
6.200%, 09/01/22	1,500	1,631
Maryland State, Prerefunded 03/01/21 @ 100
(GO) Series A
5.000%, 03/01/21	1,000	1,141

		2,772

Massachusetts — 0.7%
Massachusetts Housing Finance Agency (RB)
Series 172
4.000%, 06/01/45	855	916

Michigan — 2.1%
Michigan Finance Authority, Unemployment
Obligation Assessment (RB) Series B
5.000%, 07/01/20	1,000	1,084
Michigan State Hospital Finance Authority,
Ascension Health Senior Credit Group (RB)
Series F-3 (VRDN)
1.400%, 06/29/18	1,500	1,504

		2,588

Mississippi — 0.7%
Mississippi Business Finance Corporation,
Chevron USA Project (RB)
Series L (VRDN)
0.800%, 06/01/17##	830	830

Missouri — 4.7%
Cape Girardeau County Industrial Development
Authority, St. Francis Medical Center (RB)
Series A
5.000%, 06/01/20	1,000	1,104
5.000%, 06/01/22	1,570	1,810
Missouri Highway & Transportation
Commission (RB) Series A
5.000%, 05/01/22	2,360	2,782

		5,696

New Jersey — 2.3%
New Jersey Economic
Development Authority (RB)
5.000%, 06/15/18	1,500	1,545
New Jersey Turnpike Authority (RB) Series A
5.000%, 01/01/27	1,000	1,228

		2,773

	Par (000)	Value (000)

New York — 4.7%
Long Island Power Authority
(RB) Series A (ETM)
5.000%, 04/01/19	$1,385	$1,487
New York State Thruway Authority (RB) Series A
5.000%, 05/01/19	3,000	3,224
Tobacco Settlement Financing Corporation
(RB) Series B
5.000%, 06/01/22	1,000	1,000

		5,711

North Carolina — 4.1%
Forsyth County (GO) Series B
5.000%, 04/01/19	1,000	1,074
North Carolina Housing Finance Agency (RB)
Series 38-B (DD)
4.000%, 07/01/47	1,500	1,631
North Carolina Medical Care Commission, North
Carolina Baptist Hospital (RB)
5.000%, 06/01/20	2,115	2,339

		5,044

Ohio — 2.5%
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series C (LOC -
Union Bank NA) (VRDN)
0.820%, 06/01/17	1,000	1,000
Franklin County, OhioHealth Corporation (RB)
Series B (VRDN)
5.000%, 07/12/17	1,500	1,506
Hamilton County Hospital Facilities,
UC Health (RB)
5.000%, 02/01/23	500	582

		3,088

Pennsylvania — 8.4%
Allegheny County Higher Education Building
Authority, Chatham University (RB) Series A
5.000%, 09/01/17	1,010	1,019
5.000%, 09/01/19	610	653
Commonwealth of Pennsylvania (GO)
Third Series A
5.000%, 07/15/18	1,695	1,771
Dauphin County (GO)
5.000%, 11/15/18	765	810
Dauphin County (GO) (ETM)
5.000%, 11/15/18	250	264
Pennsylvania Economic Development Financing
Authority (RB) Series B
5.000%, 07/01/22	310	311
Pennsylvania Higher Educational Facilities
Authority, University of Sciences in
Philadelphia (RB) Series A
5.000%, 11/01/23	1,500	1,763
Pennsylvania Housing Finance Agency (RB)
Series 105B
4.250%, 04/01/24	500	519
Pennsylvania Turnpike Commission (RB) Series E
5.000%, 12/01/24	1,000	1,144

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 7

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Pennsylvania — continued
Philadelphia Gas Works, Fourteenth Series (RB)
5.000%, 10/01/21	$1,700	$1,928

		10,182

Tennessee — 0.6%
Tennessee Housing Development Agency,
Residential Finance Program (RB) Series 2C
4.000%, 01/01/45	740	791

Texas — 11.9%
Dallas Area Rapid Transit (RB) Series B
5.000%, 12/01/22	1,500	1,779
Dallas Independent School
District (GO) (PSF-GTD)
5.000%, 02/15/18	2,500	2,573
Harris County Cultural Education Facilities
Finance Corporation, Methodist Hospital
System (RB) Sub-Series C-1 (VRDN)
0.800%, 06/01/17##	700	700
Houston Texas Hotel Occupancy (RB) Series B
5.000%, 09/01/21	140	140
Katy Independent School District, School
Building (GO) Series A (PSF-GTD)
5.000%, 02/15/21	2,000	2,279
Lewisville Independent School
District (GO) Series A (PSF-GTD)
5.000%, 08/15/21	2,000	2,309
University of Texas System (RB) Series A
5.000%, 08/15/21	1,400	1,618
University of Texas System (RB) Series B
5.000%, 08/15/21	1,100	1,272
University of Texas System (RB) Series J
5.000%, 08/15/24	1,500	1,842

		14,512

Utah — 0.9%
Nebo School District, School Building (GO)
5.000%, 07/01/19	1,000	1,083

	Par (000)	Value (000)

Virginia — 0.9%
York County Economic Development Authority,
Virginia Electric and Power Company Project
(RB) Series A (VRDN)
1.875%, 05/16/19	$1,050	$1,056

Washington — 8.8%
Energy Northwest, Project 1 (RB) Series A
5.000%, 07/01/26	2,000	2,333
Energy Northwest, Project 3 (RB) Series A
5.000%, 07/01/18	1,985	2,073
Port of Seattle (RB) Series B
5.000%, 03/01/21	2,200	2,506
Seattle Washington Municipal Light & Power
Improvement (RB) Series C
5.000%, 10/01/23	1,500	1,810
Washington (GO) Series 2011-A
5.000%, 01/01/18	2,000	2,048

		10,770

Total Municipal Bonds
(Cost $120,499)		122,092

TOTAL INVESTMENTS — 100.2%
(Cost $120,499)*		122,092

Other Assets & Liabilities – (0.2)%		(226)

TOTAL NET ASSETS — 100.0%		$121,866

*	Aggregate cost for Federal income tax purposes is (000) $120,499.

Gross unrealized appreciation (000)	$1,857
Gross unrealized depreciation (000)	(264)

Net unrealized appreciation (000)	$1,593

##	All or a portion of the security has been segregated on the Fund’s books and records for delayed-delivery transactions.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2017 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Municipal Bonds	$–	$122,092	$–	$122,092

Total Assets - Investments in Securities	$–	$122,092	$–	$122,092

There were no transfers between Levels during the fiscal year ended May 31, 2017.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 7

	Bond Fund	Government Mortgage Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at value	$36,969	$34,128	$209,888
Investments in affiliates at value	1,624	489	1,239
Short-term investment in non-affiliates held as collateral for loaned securities at value	–	–	52
Short-term investment in affiliates purchased with collateral from securities loaned at value	–	–	650

Total Investments at value(1)(2)	38,593	34,617	211,829

Receivable for investments sold	84	–	4,327
Receivable for shares of beneficial interest issued	–	3	1
Interest receivable	214	100	1,112
Prepaid expenses	16	18	20
Other assets	37	21	73

Total Assets	38,944	34,759	217,362

LIABILITIES
Payable for collateral received for loaned securities	–	–	702
Payable for shares of beneficial interest redeemed	–	90	168
Payable for investment securities purchased	789	–	3,177
Dividends payable
Class I	50	38	140
Class A	3	9	2
Investment advisory fees payable	3	3	73
12b-1 fees payable
Class A	1	2	1
Shareholder servicing fees payable
Class A	1	2	1
Administration fees payable	4	4	12
Custodian fees payable	2	3	2
Transfer agent fees payable	13	15	14
Trustees’ deferred compensation payable	37	21	73
Trustees’ fees payable	2	2	8
Other liabilities	38	38	54

Total Liabilities	943	227	4,427

TOTAL NET ASSETS	$38,001	$34,532	$212,935

Investments in non-affiliates at cost	$36,202	$33,821	$207,905
Investments in affiliates at cost	1,624	489	1,239
Short-term investment in non-affiliates held as collateral for loaned securities at cost	–	–	52
Short-term investment in affiliates purchased with collateral from securities loaned at cost	–	–	650

(1)Total Investments at cost	$37,826	$34,310	$209,846

(2)Includes securities on loan with a value of	$–	$–	$677

See Notes to Financial Statements.

	Bond Fund	Government Mortgage Fund	Intermediate Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$37,540	$34,920	$212,193
Undistributed (Distributions in Excess of) Net Investment Income	(22)	(8)	(66)
Accumulated Net Realized Gain (Loss) on Investments	(284)	(687)	(1,175)
Net Unrealized Appreciation/Depreciation on Investments	767	307	1,983

Total Net Assets	$38,001	$34,532	$212,935

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$34,981,583	$26,315,117	$209,211,704

Class I shares outstanding	3,398,666	2,911,182	19,110,762

Net Asset Value, Offering and Redemption Price Per Share	$10.29	$9.04	$10.95

Net assets applicable to Class A	$2,795,749	$7,769,667	$3,389,703

Class A shares outstanding	270,898	860,064	309,496

Net Asset Value and Redemption Price Per Share	$10.32	$9.03	$10.95

Maximum Offering Price Per Share(3)	$10.81	$9.46	$11.47

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%

Net assets applicable to Class C	$223,175	$447,688	$333,377

Class C shares outstanding	21,691	49,610	30,326

Net Asset Value and Offering Price Per Share(4)	$10.29	$9.02	$10.99

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 7

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at value	$283,937	$163,663	$415,081
Investments in affiliates at value	5,167	8,479	4,394

Total Investments at value(1)	289,104	172,142	419,475

Receivable for investments sold	908	10	–
Receivable for shares of beneficial interest issued	100	162	1,868
Interest receivable	1,121	1,092	1,490
Prepaid expenses	22	20	19
Other assets	63	52	80

Total Assets	291,318	173,478	422,932

LIABILITIES
Payable for shares of beneficial interest redeemed	151	217	347
Payable for investment securities purchased	911	2,420	–
Dividends payable
Class I	70	195	170
Class A	6	25	3
Class C	–	1	–
Investment advisory fees payable	86	43	71
12b-1 fees payable
Class A	1	3	–
Shareholder servicing fees payable Class A	1	4	–
Administration fees payable	15	10	22
Custodian fees payable	3	3	4
Transfer agent fees payable	15	28	10
Trustees’ deferred compensation payable	63	52	80
Trustees’ fees payable	11	5	15
Other liabilities	61	61	72

Total Liabilities	1,394	3,067	794

TOTAL NET ASSETS	$289,924	$170,411	$422,138

Investments in non-affiliates at cost	$284,162	$161,384	$415,293
Investments in affiliates at cost	5,167	8,479	4,394

(1) Total Investments at cost	$289,329	$169,863	$419,687

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$290,579	$172,587	$428,135
Undistributed (Distributions in Excess of ) Net Investment Income	(71)	22	(36)
Accumulated Net Realized Gain (Loss) on Investments	(359)	(4,477)	(5,749)
Net Unrealized Appreciation/Depreciation on Investments	(225)	2,279	(212)

Total Net Assets	$289,924	$170,411	$422,138

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$287,764,169	$165,350,973	$420,978,693

Class I shares outstanding	28,392,110	15,317,849	42,396,088

Net Asset Value, Offering and Redemption Price Per Share	$10.14	$10.79	$9.93

Net assets applicable to Class A	$1,660,340	$4,339,429	$1,159,443

Class A shares outstanding	163,267	401,790	116,633

Net Asset Value and Redemption Price Per Share	$10.17	$10.80	$9.94

Maximum Offering Price Per Share(2)	$10.38	$11.31	$10.04

Maximum Sales Charge Per Share	2.00%	4.50%	1.00%

Net assets applicable to Class C	$499,278	$720,274	N/A

Class C shares outstanding	49,116	66,569	N/A

Net Asset Value and Offering Price Per Share(3)	$10.17	$10.82	N/A

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 7

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund

ASSETS
Investments in non-affiliates at value	$72,437	$33,411	$33,334	$122,092

Total Investments at value(1)	72,437	33,411	33,334	122,092

Cash	334	1,463	820	573
Receivable for shares of beneficial interest issued	2	–	–	55
Interest receivable	994	461	430	1,648
Prepaid expenses	17	4	6	16
Other assets	22	11	16	26

Total Assets	73,806	35,350	34,606	124,410

LIABILITIES
Payable for shares of beneficial interest redeemed	3	–	1	654
Payable for investment securities purchased	–	–	–	1,629
Dividends payable
Class I	123	62	47	141
Class A	2	–	1	–
Investment advisory fees payable	17	6	12	38
12b-1 fees payable
Class A	1	–	1	–
Shareholder servicing fees payable
Class A	2	–	1	–
Administration fees payable	5	4	4	8
Custodian fees payable	1	1	1	1
Transfer agent fees payable	12	11	11	7
Trustees’ deferred compensation payable	22	11	16	26
Trustees’ fees payable	3	1	1	4
Other liabilities	29	22	21	36

Total Liabilities	220	118	117	2,544

TOTAL NET ASSETS	$73,586	$35,232	$34,489	$121,866

Investments in non-affiliates at cost	$69,312	$32,507	$32,090	$120,499

(1) Total Investments at cost	$69,312	$32,507	$32,090	$120,499

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$70,142	$34,046	$32,691	$120,318
Undistributed (Distributions in Excess of) Net Investment Income	146	(3)	(62)	(20)
Accumulated Net Realized Gain (Loss) on Investments	173	285	616	(25)
Net Unrealized Appreciation/Depreciation on Investments	3,125	904	1,244	1,593

Total Net Assets	$73,586	$35,232	$34,489	$121,866

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$70,735,132	$35,047,344	$30,538,276	$121,660,396

Class I shares outstanding	7,369,306	3,207,606	2,868,438	11,687,350

Net Asset Value, Offering and Redemption Price Per Share	$9.60	$10.93	$10.65	$10.41

Net assets applicable to Class A	$2,612,966	$177,705	$3,303,226	$205,471

Class A shares outstanding	273,240	16,278	311,236	19,724

Net Asset Value and Redemption Price Per Share	$9.56	$10.92	$10.61	$10.42

Maximum Offering Price Per Share(2)	$9.86	$11.26	$10.94	$10.74

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Net assets applicable to Class C	$237,813	$6,752	$647,931	N/A

Class C shares outstanding	25,128	618	61,206	N/A

Net Asset Value and Offering Price Per Share(3)	$9.46	$10.93	$10.59	N/A

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 7

	Bond Fund	Government Mortgage Fund	Intermediate Bond Fund
Investment Income:
Interest from unaffiliated investments	$1,584	$1,197	$5,244
Dividends from affiliated investments(1)	2	2	7
Security lending income (net of fees)(2)	–	–	8
Total Investment Income	1,586	1,199	5,259
Expenses:
Investment advisory fees	250	194	991
Administration fees	35	28	128
12b-1 fees:
Class A	1	3	1
Class C	2	5	3
Shareholder servicing fees:
Class A	6	21	9
Class C	1	2	1
Transfer agent fees	40	43	41
Custodian fees	5	9	8
Professional fees	40	41	57
Pricing service fees	27	25	24
Printing and shareholder reports	5	7	12
Registration and filing fees	41	43	44
Trustees’ fees	12	11	26
Miscellaneous	7	7	15
Total Expenses	472	439	1,360
Less:
Waiver of investment advisory fees(1)	(131)	(92)	(4)
Advisor expense reimbursement(1)	(1)	(2)	(5)
Net Expenses	340	345	1,351
Net Investment Income (Loss)	1,246	854	3,908
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	1,177	140	974
Net change in unrealized appreciation/depreciation on investments	(1,455)	(1,040)	(1,129)
Net Gain (Loss) on Investments	(278)	(900)	(155)
Net Increase (Decrease) in Net Assets Resulting from Operations	$968	$(46)	$3,753

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest from unaffiliated investments	$4,092	$4,680	$4,815
Dividends from affiliated investments(1)	13	7	25
Security lending income (net of fees)(2)	–	3	–
Total Investment Income	4,105	4,690	4,840
Expenses:
Investment advisory fees	1,027	684	834
Administration fees	151	90	213
12b-1 fees:
Class A	1	5	–
Class C	4	7	–
Shareholder servicing fees:
Class A	7	38	3
Class C	1	2	–
Transfer agent fees	46	77	29
Custodian fees	8	9	10
Professional fees	66	52	79
Pricing service fees	21	35	18
Printing and shareholder reports	12	19	16
Registration and filing fees	50	47	48
Trustees’ fees	32	21	43
Miscellaneous	21	15	37
Total Expenses	1,447	1,101	1,330
Less:
Waiver of investment advisory fees(1)	(6)	(145)	(13)
Advisor expense reimbursement(1)	(22)	(1)	(8)
Net Expenses	1,419	955	1,309
Net Investment Income (Loss)	2,686	3,735	3,531
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	8	1,232	60
Net change in unrealized appreciation/depreciation on investments	(763)	(308)	(431)
Net Gain (Loss) on Investments	(755)	924	(371)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,931	$4,659	$3,160

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 7

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$2,203	$1,133	$1,094	$2,539
Total Investment Income	2,203	1,133	1,094	2,539
Expenses:
Investment advisory fees	316	166	160	518
Administration fees	43	25	24	69
12b-1 fees:
Class A	1	–	1	–
Class C	2	–	5	–
Shareholder servicing fees:
Class A	5	1	10	1
Class C	1	–	2	–
Transfer agent fees	35	32	33	22
Commitment fees	3	1	1	4
Custodian fees	3	2	2	4
Professional fees	47	41	40	53
Pricing service fees	8	5	5	14
Printing and shareholder reports	7	4	5	10
Registration and filing fees	42	12	14	26
Trustees’ fees	14	10	10	18
Miscellaneous	7	4	4	8
Total Expenses	534	303	316	747
Less:
Waiver of investment advisory fees(1)	(103)	(82)	–	(55)
Advisor expense reimbursement(1)	–	–	(4)	–
Net Expenses	431	221	312	692
Net Investment Income (Loss)	1,772	912	782	1,847
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	446	491	686	75
Net change in unrealized appreciation/ depreciation on investments	(1,596)	(1,175)	(1,295)	(801)
Net Gain (Loss) on Investments	(1,150)	(684)	(609)	(726)
Net Increase (Decrease) in Net Assets Resulting from Operations	$622	$228	$173	$1,121

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

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P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Bond Fund		Government Mortgage Fund
	For the Year Ended		For the Year Ended
	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
Investment Activities:
Net investment income (loss)	$1,246	$2,016	$854	$996
Net realized gain (loss) on investments sold	1,177	97	140	64
Net change in unrealized appreciation/depreciation on investments	(1,455)	(332)	(1,040)	(258)
Net increase (decrease) in net assets resulting from operations	968	1,781	(46)	802
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(1,298)	(2,132)	(966)	(1,102)
Class A	(57)	(56)	(189)	(211)
Class C	(3)	(3)	(10)	(14)
Distributions from net realized gains:
Class I	(413)	(977)	–	–
Class A	(20)	(37)	–	–
Class C	(2)	(3)	–	–
Total dividends and distributions	(1,793)	(3,208)	(1,165)	(1,327)
Share Transactions:
Proceeds from shares issued:
Class I	4,134	18,357	8,648	4,551
Class A	8	29	184	144
Class C	2	22	2	18
Reinvestment of dividends and distributions:
Class I	857	2,137	314	411
Class A	55	67	63	73
Class C	4	4	6	8
Total proceeds from shares issued and reinvested	5,060	20,616	9,217	5,205
Value of shares redeemed:
Class I	(52,314)	(81,441)	(24,259)	(12,250)
Class A	(210)	(335)	(1,534)	(774)
Class C	(35)	(32)	(289)	(456)
Total value of shares redeemed	(52,559)	(81,808)	(26,082)	(13,480)
Increase (decrease) in net assets from share transactions	(47,499)	(61,192)	(16,865)	(8,275)
Total increase (decrease) in net assets	(48,324)	(62,619)	(18,076)	(8,800)
Net Assets:
Beginning of year	86,325	148,944	52,608	61,408
End of year*	$38,001	$86,325	$34,532	$52,608

*Including undistributed (distributions in excess of ) net investment income	$(22)	$(29)	$(8)	$(16)

See Notes to Financial Statements.

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund		Ultra Short Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
$3,908	$4,629	$2,686	$1,993	$3,735	$4,344	$3,531	$1,539
974	(1,373)	8	510	1,232	(2,688)	60	107

(1,129)	(10)	(763)	(530)	(308)	523	(431)	195

3,753	3,246	1,931	1,973	4,659	2,179	3,160	1,841
(3,961)	(4,621)	(2,905)	(2,191)	(3,777)	(4,521)	(3,627)	(1,834)

(50)	(50)	(23)	(26)	(330)	(175)	(7)	(3)
(3)	(2)	–	–	(13)	(16)	–	–
(324)	(990)	(151)	–	–	–	–	–
(5)	(13)	(1)	–	–	–	–	–
(1)	(1)	–	–	–	–	–	–
(4,344)	(5,677)	(3,080)	(2,217)	(4,120)	(4,712)	(3,634)	(1,837)
12,262	19,461	171,472	89,110	28,787	10,765	322,686	217,862
67	302	98	2,242	11,629	8,829	124	3
130	130	17	31	25	283	–	–
2,401	3,063	2,183	1,483	1,300	1,565	1,957	900
45	53	20	23	250	138	5	2
2	3	–	–	3	3	–	–

14,907	23,012	173,790	92,889	41,994	21,583	324,772	218,767
(95,672)	(60,798)	(171,514)	(124,926)	(33,925)	(32,383)	(278,090)	(251,405)
(593)	(600)	(4,612)	(1,837)	(19,334)	(1,273)	(255)	(272)
(217)	(128)	(41)	(156)	(301)	(358)	–	–
(96,482)	(61,526)	(176,167)	(126,919)	(53,560)	(34,014)	(278,345)	(251,677)
(81,575)	(38,514)	(2,377)	(34,030)	(11,566)	(12,431)	46,427	(32,910)

(82,166)	(40,945)	(3,526)	(34,274)	(11,027)	(14,964)	45,953	(32,906)

295,101	336,046	293,450	327,724	181,438	196,402	376,185	409,091
$212,935	$295,101	$289,924	$293,450	$170,411	$181,438	$422,138	$376,185

$(66)	$(66)	$(71)	$(71)	$22	$22	$(36)	$(36)

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Intermediate Tax Exempt Bond Fund		Maryland Tax Exempt Bond Fund		Ohio Intermediate Tax Exempt Bond Fund
	For the Year Ended		For the Year Ended		For the Year Ended
	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016	May 31, 2017	May 31, 2016
Investment Activities:
Net investment income (loss)	$1,772	$2,026	$912	$1,199	$782	$1,028
Net realized gain (loss) on investments sold	446	482	491	612	686	734
Net change in unrealized appreciation/depreciation on investments	(1,596)	1,441	(1,175)	204	(1,295)	227
Net increase (decrease) in net assets resulting from operations	622	3,949	228	2,015	173	1,989
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(1,711)	(1,955)	(908)	(1,194)	(709)	(937)
Class A	(57)	(66)	(4)	(5)	(66)	(85)
Class C	(4)	(5)	–	–	(7)	(6)
Distributions from net realized gains:
Class I	(534)	(238)	(602)	(118)	(705)	(481)
Class A	(20)	(9)	(3)	(1)	(80)	(49)
Class C	(2)	(1)	–	–	(13)	(6)
Total dividends and distributions	(2,328)	(2,274)	(1,517)	(1,318)	(1,580)	(1,564)
Share Transactions:
Proceeds from shares issued:
Class I	17,037	10,988	4,459	2,036	2,574	1,984
Class A	16	201	19	–	2	61
Class C	12	38	–	1	214	–
Reinvestment of dividends and distributions:
Class I	222	146	89	60	113	91
Class A	44	45	3	3	115	113
Class C	4	4	–	–	16	9
Total proceeds from shares issued and reinvested	17,335	11,422	4,570	2,100	3,034	2,258
Value of shares redeemed:
Class I	(24,185)	(9,066)	(14,584)	(6,759)	(10,761)	(7,072)
Class A	(299)	(214)	(51)	(100)	(867)	(543)
Class C	(85)	(127)	(15)	(35)	(27)	(4)
Total value of shares redeemed	(24,569)	(9,407)	(14,650)	(6,894)	(11,655)	(7,619)
Increase (decrease) in net assets from share transactions	(7,234)	2,015	(10,080)	(4,794)	(8,621)	(5,361)
Total increase (decrease) in net assets	(8,940)	3,690	(11,369)	(4,097)	(10,028)	(4,936)
Net Assets:
Beginning of year	82,526	78,836	46,601	50,698	44,517	49,453
End of year*	$73,586	$82,526	$35,232	$46,601	$34,489	$44,517

*Including undistributed
(distributions in excess of ) net investment income	$146	$146	$(3)	$(3)	$(62)	$(68)

See Notes to Financial Statements.

	Tax Exempt Limited Maturity Bond Fund
	For the Year Ended
	May 31, 2017	May 31, 2016
Investment Activities:
Net investment income (loss)	$1,847	$1,964
Net realized gain (loss) on investments sold	75	194
Net change in unrealized appreciation/depreciation on investments	(801)	772
Net increase (decrease) in net assets resulting from operations	1,121	2,930
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(1,845)	(1,961)
Class A	(2)	(3)
Distributions from net realized gains:
Class I	(13)	–
Total dividends and distributions	(1,860)	(1,964)
Proceeds from shares issued:
Class I	24,859	37,506
Class A	–	15
Reinvestment of dividends:
Class I	157	170
Class A	2	3
Total proceeds from shares issued and reinvested	25,018	37,694
Value of shares redeemed:
Class I	(34,385)	(39,955)
Class A	(44)	(222)
Total value of shares redeemed	(34,429)	(40,177)
Increase (decrease) in net assets from share transactions	(9,411)	(2,483)
Total increase (decrease) in net assets	(10,150)	(1,517)
Net Assets:
Beginning of year	132,016	133,533
End of year*	$121,866	$132,016

*Including undistributed (distributions in excess of ) net investment income	$(20)	$(20)

See Notes to Financial Statements.

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N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

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1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of May 31, 2017, the Trust offered for sale shares of 29 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are generally subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares, Class R Shares, Class R4 Shares and Class R5 Shares are sold without a sales charge; Equity, Fixed Income and Tax Exempt Bond Funds’ Class A Shares are sold subject to a front-end sales charge; Balanced Allocation and Target Date Funds’ Class T Shares are sold subject to a front-end sales charge; and Equity, Fixed Income and Tax Exempt Bond Funds’ Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective October 31, 2016, PNC Mid Cap Fund was liquidated pursuant to a plan approved by the Board of Trustees (the “Board”) on August 23, 2016.

Effective December 30, 2016, PNC Mid Cap Index Fund and PNC Small Cap Index Fund were liquidated pursuant to a plan approved by the Board on November 30, 2016.

Effective January 20, 2017, PNC High Yield Bond Fund was liquidated pursuant to a plan approved by the Board on November 30, 2016.

Effective March 31, 2017, PNC Large Cap Core Fund, PNC Large Cap Growth Fund, and PNC Large Cap Value Fund were renamed PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, and PNC Multi-Factor Large Cap Value Fund, respectively, and their investment strategies and process revised, pursuant to Board approval of such changes on January 5, 2017.

PNC Emerging Markets Equity Fund commenced operations on March 31, 2017, offering Class I, Class A and Class R Shares. As of May 31, 2017, the Trust offered five categories of Funds:

Target Date Funds

PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund;

Equity Funds

PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund and PNC Treasury Money Market Fund.

The financial statements presented herein are those of the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds (each referred to as a “Fund,” or collectively as the “Funds”). The financial statements of the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The funds typically value equity securities, exchange-traded funds (“ETFs”), master limited partnerships (“MLPs”), and other equity securities listed on a securities exchange or quoted on a national market system based on the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, or the exchange on which they are traded, when market quotations are readily available for such a security. The Funds value their portfolio securities for purposes of calculating their net asset values (“NAV”) using procedures approved by the Funds’ Board of Trustees (the “Board”). Those procedures allow for a variety of methodologies to be used to value a Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value a security and they may not represent the means by which a Fund’s investments are valued on any particular day. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Equity securities and ETFs for which there were no transactions, and for which market quotations are not readily available, are typically valued at the mean between the most recent bid and asked prices. Assets of the Funds invested in debt securities are typically valued based on evaluations provided by an independent pricing service (“Service”) approved by the Board. A number of Services are available and the Funds may use various Services or discontinue the use of any Service. When quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by a Service from dealers in such securities). The Funds, under supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. Debt securities as well as other investments may be carried at fair value based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions.

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security at the official close of trading on the day of valuation. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate at the close of market on the day of valuation. Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective NAV as determined by those funds each business day.

Forward currency contracts are valued based upon closing forward foreign exchange rates from each respective foreign market.

Futures contracts are valued at the daily quoted settlement prices at the official close of trading on the day of valuation.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of trading) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

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Fair value represents the estimated price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels. Assets and liabilities reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

●	Level 1 — quoted prices in active markets for identical assets and liabilities, including, but not limited to:

Equity securities and ETFs for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

Futures contracts which are valued at their daily closing price on the primary exchange on which they are traded.

●	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs.

Equity Securities – certain foreign equity securities that are fair value adjusted through an independent pricing service, which considers statistically relevant trading pattern correlations in relation to the intraday trading in the U.S. securities markets, such as the movement of certain indexes, American Depositary Receipts, futures or ETFs.

Fixed Income Securities – independent pricing service-supplied valuations or quoted prices for similar securities or obligations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of securities or obligations of comparable quality, stability, risk, coupon, collateral (as applicable), maturity, type, trading factors, multiple indications of value from dealers or other financial institutions that trade the securities or obligations.

●	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments; or, the significant use of unobservable inputs or stale inputs.

Each Fund recognizes transfers into and out of levels, if any, at the end of the reporting period. Certain foreign equity securities are fair value adjusted through a Service which considers statistically relevant trading patterns. Such securities may periodically move between input valuation Level 1 and input valuation Level 2 based on whether or not they meet fair value adjustment trigger requirements. Securities that meet the fair value adjustment trigger requirements are considered input valuation Level 2 securities.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures and forwards, which are reflected in net assets at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2017 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses that are common to all of the Funds in the Trust are allocated among the Funds based on a number of factors, including each Fund’s respective average net assets or other appropriate allocation methodologies, such as a fixed or equal allocation across funds. Prior to May 15, 2017, expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments were allocated to each Class based on relative daily net assets. Effective May 15, 2017 for the Fixed Income Funds and the Tax Exempt Bond Funds, this allocation methodology was changed to the settled shares method which allocates to each Class based on relative daily net assets, excluding the value of subscriptions receivable. The settled shares allocation methodology is consistent with the Funds’ daily distribution rate calculation methodology. This change did not have a material impact on the financial statements for the year ended May 31, 2017. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

With respect to the Fixed Income and Tax Exempt Bond Funds, dividends from net investment income are declared daily and paid monthly. Dividends from net investment income, if any, for Retirement Income, Balanced Allocation, Multi-Factor All Cap, Multi-Factor Large Cap Value and S&P 500 Index Funds are declared and paid quarterly. Dividends from net investment income, if any, for Target 2020, Target 2030, Target 2040, Target 2050, Emerging Markets Equity, International Equity, International Growth, Multi-Factor Large Cap Growth, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Exchange-Traded Funds

Certain Funds may invest in ETFs. The ETFs in which the Funds may invest may include actively managed ETFs as well as ETFs that generally seek investment results that correspond generally to the performance, before fees and expenses, of an underlying index. As a result, adverse performance of a particular security in an ETF’s underlying portfolio will ordinarily not result in the elimination of the security from the ETF’s portfolio. Each ETF offers and issues shares at its NAV per share only to certain institutional investors in aggregations of a specified number of shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. ETFs are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges.

ETFs are subject to additional risks due to their shares being listed and traded on securities exchanges. The per share NAV of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand as well as changes in market value. The trading prices of an ETF’s shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to NAV.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

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N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

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Inflation-Indexed Securities

Certain Funds may invest in inflation-protected securities either directly or through pooled investment vehicles such as ETFs or mutual funds. Inflation-protected securities, unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. The Target Date Funds primarily utilize pooled investment vehicles that hold Inflation-Indexed Securities in order to maintain exposure to TIPS.

Master Limited Partnerships

Certain Funds may invest in MLPs. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions.

Derivative Financial Instruments

Commodity-Linked Instruments

Certain Funds may invest in commodities indirectly through pooled investment vehicles such as ETFs or mutual funds. Pooled investment vehicles may hold commodities, commodities-based derivatives or financial instruments where the reference asset is a commodity or commodity index. Such investments in commodities or commodity-linked instruments may expose the pooled investment vehicle to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses. Pooled investment vehicles may use commodities-based derivatives that are leveraged and therefore may magnify or otherwise increase investment losses to a Fund.

Foreign Equity Certificates

Certain Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity-linked certificates or participation notes and may be issued in various forms such as low exercise price or Rule 144A warrants. When doing so, the Fund purchases the certificates from an issuer, who may or may not hold shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the value of the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor of the unsecured notes.

Forward Currency Contracts

Certain Funds may enter into forward currency contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. Such contracts, which may be designed to protect the value of the Fund’s investment securities against an adverse movement in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to an adverse movement in the value of a hedged currency, at the same time they tend to limit the potential gain that might be realized should the value of such foreign currency unexpectedly move opposite to the hedge. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The unrealized gain or loss on open forward currency contracts at May 31, 2017 is included in the respective Fund’s Schedule of Investments. As of May 31, 2017, there were no open forward currency contracts. The change in the unrealized gain or loss on open forward currency contracts and the gain or loss recognized upon the close of forward currency contracts for the fiscal year ended May 31, 2017 are included in the respective Fund’s Statement of Operations.

Futures Contracts

Certain Funds may invest in futures contracts on among other things, stocks, stock indexes, financial instruments (such as a U.S. government security or other fixed income security), interest rates, currencies, or inflation indexes and in options on futures contracts. A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a financial instrument or money at a specified time and price. Futures contracts are valued at the daily quoted settlement prices. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and are included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2017 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the fiscal year ended May 31, 2017 are included in the respective Fund’s Statement of Operations.

There are several risks associated with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region.

Equity Index futures may be used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Equity Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. Details of futures contracts open as of May 31, 2017 are included in the respective Fund’s Schedule of Investments.

Derivative Holdings Categorized by Risk Exposure

The following information is intended to enable financial statement users to understand how derivatives are accounted for and how derivative instruments affect a Fund’s financial position and results of operations. The derivative instruments listed in the following tables were not designated in qualifying hedge accounting relationships.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivative Value	Liability Derivative Value
Equity contracts	Variation margin receivable from broker for open futures contracts*	Variation margin payable to broker for open futures contracts*
Foreign exchange contracts	Net unrealized appreciation on forward currency contracts	Net unrealized depreciation on forward currency contracts

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation/depreciation for open futures contracts. The balance presented below is the cumulative change in unrealized appreciation/depreciation from the date the contract was opened until May 31, 2017 and is included in the Net Assets of the Fund.

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	Equity Contracts (000)	Foreign Exchange Contracts (000)	Total Value at 05/31/17 (000)
	Asset Derivative Value
International Equity Fund Futures Contracts	$73	$–	$73

	Liability Derivative Value
International Equity Fund Futures Contracts	$95	$–	$95

Location on the Statement of Operations
Derivative Type
Equity contracts	Net realized gain (loss) on futures

Net change in unrealized appreciation/depreciation on futures

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions

Net change in unrealized appreciation/depreciation on foreign currency translation

	Equity Contracts (000)	Foreign Exchange Contracts (000)	Total Value at 05/31/17 (000)

Realized Gain (Loss) on Derivatives Recognized in Income

Balanced Allocation Fund
Futures Contracts	$(1)	$–	$(1)
Forward Currency Contracts	–	13	13
	$(1)	$13	$12
International Equity Fund
Futures Contracts	$364	$–	$364
Forward Currency Contracts	–	73	73
	$364	$73	$437
Multi-Factor Large Cap Growth Fund
Futures Contracts	$44	$–	$44
S&P 500 Index Fund
Futures Contracts	$46	$–	$46

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Balanced Allocation Fund
Forward Currency Contracts	$–	$(2)	$(2)
International Equity Fund
Futures Contracts	$(96)	$–	$(96)
Forward Currency Contracts	–	(95)	(95)
	$(96)	$(95)	$(191)
Multi-Factor Large Cap Growth Fund
Futures Contracts	$(44)	$–	$(44)
S&P 500 Index Fund
Futures Contracts	$(44)	$–	$(44)

During the fiscal year ended May 31, 2017, the futures and forwards transactions executed by the Equity Funds are shown in the following table.

	Notional Cost	Notional Cost	Notional Cost	Notional Cost
	of Contracts	of Contracts	of Contracts	of Contracts
	May 31, 2016	Opened	Closed	May 31, 2017
	(000)	(000)	(000)	(000)
Balanced Allocation Fund
Forward Currency Contracts	$1,114	$–	$(1,114)	$–
Futures Contracts	–	233	(233)	–
International Equity Fund
Forward Currency Contracts	56,539	–	(56,539)	–
Futures Contracts	2,776	39,469	(32,915)	9,330
Multi-Factor Large Cap Growth Fund
Futures Contracts	1,003	–	(1,003)	–
S&P 500 Index Fund
Futures Contracts	1,003	–	(1,003)	–

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association (“ISDA”) Agreements and a Securities Loan Agreement, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Offsetting of Financial and Derivative Assets and Liabilities

The following tables show the financial and derivative instruments of each Fund that are subject to Master Agreements (or similar arrangements) and the collateral received and pledged in connection with the netting arrangements at May 31, 2017.

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Offsetting of Financial and Derivative Assets

Description	Form of Master Agreement	Gross Amounts Presented in the Statement of Assets and Liabilities (000)	Gross Amounts Netted in the Statement of Assets and Liabilities (000)	Net Amounts Presented in the Statement of Assets and Liabilities (000)	Financial Instruments (000)	Cash Collateral Received(1) (000)	Net Amount (000)
Balanced Allocation Fund
Securities Lending(2)	Securities Loan Agreement	$28	$–	$28	$–	$(28)	$–
International Equity Fund
Securities Lending(2)	Securities Loan Agreement	$30,831	$–	$30,831	$–	$(30,831)	$–
Multi-Factor Large Cap Growth Fund
Securities Lending(2)	Securities Loan Agreement	$1,276	$–	$1,276	$–	$(1,276)	$–
Multi-Factor Small Cap Core Fund
Securities Lending(2)	Securities Loan Agreement	$15,431	$–	$15,431	$–	$(15,431)	$–
Multi-Factor Small Cap Growth Fund
Securities Lending(2)	Securities Loan Agreement	$291	$–	$291	$–	$(291)	$–
Multi-Factor Small Cap Value Fund
Securities Lending(2)	Securities Loan Agreement	$3,078	$–	$3,078	$–	$(3,078)	$–
S&P 500 Index Fund
Securities Lending(2)	Securities Loan Agreement	$77	$–	$77	$–	$(77)	$–
Small Cap Fund
Securities Lending(2)	Securities Loan Agreement	$30,407	$–	$30,407	$–	$(30,407)	$–
Intermediate Bond Fund
Securities Lending(2)	Securities Loan Agreement	$677	$–	$677	$–	$(677)	$–

(1)	Collateral received from the individual counterparty in excess of the value of securities loaned is not shown for financial reporting purposes.

(2)

Reflects the market value of securities on loan as presented on the Schedules of Investments. Short-term investments purchased with collateral from securities lending and the related liability to repay the collateral is reported on the Statements of Assets and Liabilities.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Trust pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets.

Target Date Funds

The Adviser and the Target Date Funds have entered into an investment advisory agreement pursuant to which each Fund will pay the Adviser a fee equal to the annual rate of 0.40% of that Fund’s average daily net assets that are not invested in (1) other registered investment companies, (2) pooled investment vehicles that charge a fee for advisory services, and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index (collectively referred to as “Investment Companies”). The Adviser has contractually agreed to waive its management fee and reimburse or pay certain operating expenses for each Fund to the extent the Fund’s other expenses exceed 0.10%, 0.35% and 0.60% for Class I, Class R and Class T Shares, respectively, on an annualized basis, excluding certain expenses such as extraordinary expenses, administrative fees payable to the Adviser, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and the operating expenses of each Fund’s underlying investments). This expense limitation agreement will apply until the liquidation of the Target Date Funds, which as described in Note 14, is expected to take place on or about August 7, 2017.

The following table lists the contractual advisory fees and expense reimbursements that were in effect during the fiscal year ended May 31, 2017 for the Target Date Funds.

	Advisory Fees as a Percentage of Average Net Assets
	Annual Rate*	Expense Reimbursement
Retirement Income Fund	0.00%	3.17%
Target 2020 Fund	0.00%	1.48%
Target 2030 Fund	0.00%	1.13%
Target 2040 Fund	0.00%	3.50%
Target 2050 Fund	0.00%	9.23%

* During the year ended May 31, 2017, the Target Date Funds were solely invested in Investment Companies.

Equity Funds

The following tables list the contractual advisory fees and fee waivers that were in effect during the fiscal year ended May 31, 2017 for the Equity Funds.

	Advisory Fees as a Percentage of Average Net Assets

	Annual Rate	Effective Annual Rate	Fee Waiver*	Net Effective Annual Rate	Expense Reimbursement*
Balanced Allocation Fund	0.75%	0.75%	0.50%	0.25%	N/A
Emerging Markets Equity Fund***	1.00%	1.00%	1.00%	0.00%	1.29%
International Equity Fund	0.90%	0.90%	0.08%	0.82%	N/A
International Growth Fund	0.80%	0.80%	0.80%	0.00%	1.98%
Multi-Factor All Cap Fund	0.55%**	0.72%	0.58%	0.14%	N/A
Multi-Factor Large Cap Growth Fund	0.55%**	0.72%	0.26%	0.46%	N/A
Multi-Factor Large Cap Value Fund	0.55%**	0.72%	0.23%	0.49%	N/A
Multi-Factor Small Cap Core Fund	0.90%	0.90%	0.28%	0.62%	N/A
Multi-Factor Small Cap Growth Fund	0.90%	0.90%	0.42%	0.48%	N/A
Multi-Factor Small Cap Value Fund	0.90%	0.90%	0.74%	0.16%	N/A
Small Cap Fund	0.90%	0.90%	0.10%	0.80%	N/A

	Advisory Fees as a Percentage of Average Net Assets
		Annual Rate
	First $50 Million	Next $100 Million	$150 Million and Over	Effective Annual Rate	Fee Waiver*	Net Effective Annual Rate	Expense Reimbursement*
S&P 500 Index Fund	0.15%	0.10%	0.075%	0.11%	0.11%	0.00%	0.03%

*

These waivers and reimbursements, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will apply until September 28, 2017 for all Equity Funds, with the exception of Emerging Markets Equity Fund, Multi-Factor All Cap Fund, Multi-Factor Large Cap Growth Fund, and Multi-Factor Lare Cap Value Fund, for which the agreement wil apply until March 31, 2018, except that it may be terminated by the Board at any time. Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser pursuant to the expense limitation agreements. For additional detail, see “Expense Recoupment” below.

**

Effective March 31, 2017, in conjunction with each fund’s change in investment strategy and process, the Board approved a reduction in management fees for the Multi-Factor All Cap Fund, Multi-Factor Large Cap Growth Fund, and Multi-Factor Large Cap Value Fund to an annual rate of 0.55%. Prior to the change, management fees were 0.75% of each Fund’s average aggregate net assets up to $1 billion, 0.70% of each Fund’s average aggregate net assets between $1 billion and $1.5 billion, and 0.65% of each Fund’s average aggregate net asset in excess of $1.5 billion.

***	Commenced operations on March 31, 2017.

Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the assets managed between $125 million and $200 million and 0.50% of assets managed in excess of $200 million.

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The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A, Class C, Class R4, Class R5 and Class T Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

		Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C	Class R4	Class R5	Class T
Balanced Allocation Fund	0.95%	1.24%	1.95%	N/A	N/A	1.45%
Emerging Markets Equity Fund	1.25%	N/A	N/A	N/A	N/A	N/A
International Equity Fund	0.98%	1.28%	1.98%	N/A	N/A	N/A
International Growth Fund	0.85%	1.11%	N/A	N/A	N/A	N/A
Multi-Factor All Cap Fund*	0.65%	0.95%	1.65%	N/A	N/A	N/A
Multi-Factor Large Cap Growth Fund*	0.65%	0.95%	1.65%	N/A	N/A	N/A
Multi-Factor Large Cap Value Fund*	0.65%	0.95%	1.65%	N/A	N/A	N/A
Multi-Factor Small Cap Core Fund	0.85%	1.15%	1.85%**	N/A	N/A	N/A
Multi-Factor Small Cap Growth Fund	0.85%	1.15%	1.85%	N/A	N/A	N/A
Multi-Factor Small Cap Value Fund	0.85%	1.15%	1.85%	N/A	N/A	N/A
S&P 500 Index Fund	0.20%	0.45%	1.20%	0.35%	0.25%	N/A
Small Cap Fund	0.99%	1.24%***	1.99%	N/A	N/A	N/A
*

Effective March 31, 2017, total annual fund operating expenses of the Class A Shares, Class C Shares, and Class I Shares of the Multi-Factor All Cap Fund, Multi-Factor Large Cap Growth Fund, and Multi-Factor Large Cap Value Fund were contractually reduced to 0.95%, 1.65%, and 0.65%, respectively. Prior to the decrease, total annual fund operating expenses were capped at 1.20%, 1.90%, and 0.90%, respectively.

**

Class C Shares of the Multi-Factor Small Cap Core Fund were initially offered from September 30, 2005 to June 4, 2012, after which C Shares were terminated. The Fund re-commenced offering Class C Shares of the Fund on October 1, 2016. The Board approved a total annual fund operating expense cap of 1.85% for Class C Shares effective September 28, 2016.

***

Effective July 5, 2016, total annual fund operating expenses of the Class A Shares of the Small Cap Fund were voluntarily reduced to 1.24%. The Board approved the reduction in total annual fund operating expenses on September 28, 2016. Prior to the decrease, total annual fund operating expenses were capped at 1.29%.

The expense limitation agreement for the Funds listed in the table above will apply until at least September 28, 2017 for all Equity Funds, with the exception of Emerging Markets Equity Fund, Multi-Factor All Cap Fund, Multi- Factor Large Cap Growth Fund, and Multi-Factor Large Cap Value Fund, for which the agreement will apply until March 31, 2018, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Fixed Income and Tax Exempt Bond Funds

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended May 31, 2017 for the Fixed Income and Tax Exempt Bond Funds.

	Advisory Fees as a Percentage of Average Net Assets

	Annual Rate	Fee Waiver*	Net Effective Annual Rate	Expense Reimbursement*
Bond Fund	0.40%	0.21%	0.19%	N/A
Government Mortgage Fund	0.40%	0.19%	0.21%	N/A
Intermediate Bond Fund	0.40%	N/A	0.40%	N/A
Limited Maturity Bond Fund	0.35%	N/A	0.35%	N/A
Total Return Advantage Fund	0.40%	0.08%	0.32%	N/A
Ultra Short Bond Fund	0.20%	N/A	0.20%	N/A
Intermediate Tax Exempt Bond	0.40%	0.13%	0.27%	N/A
Maryland Tax Exempt Bond	0.40%	0.20%	0.20%	N/A

	Advisory Fees as a Percentage of Average Net Assets

	Annual Rate	Fee Waiver*	Net Effective Annual Rate	Expense Reimbursement*
Ohio Intermediate Tax Exempt Bond	0.40%	N/A	0.40%	N/A
Tax Exempt Limited Maturity Bond	0.40%	0.04%	0.36%	N/A

*  These waivers and reimbursements, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will remain in effect through September 28, 2017, except that it may be terminated by the Board at any time. Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser pursuant to the expense limitation agreements. For additional detail, see “Expense Recoupment,” below.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth on the following table:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C
Bond Fund	0.53%	0.81%	1.53%
Government Mortgage Fund	0.65%	0.93%	1.65%
Total Return Advantage Fund	0.53%	0.81%	1.53%
Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Maryland Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	N/A

The expense limitation agreement for the Funds listed in the table above will apply until at least September 28, 2017, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

During the fiscal year ended May 31, 2017, the Adviser reimbursed PNC Bond Fund, PNC Government Mortgage Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Bond Fund, PNC Ultra Short Bond and PNC Ohio Intermediate Tax Exempt Bond Fund in the total amount of $42,815 for amounts that the Funds had paid for shareholder administrative services. The reimbursement is reflected as “Advisor Expense Reimbursement” in each Fund’s Statement of Operations.

Expense Recoupment

Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the expense limitation agreements, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Class’ total annual operating expenses to exceed the amounts set forth in the tables above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than three years after the end of the fiscal year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser. Recoupment payments are limited to amounts so that after recoupment the total annual fund operating expenses are no more than the lesser of the expense cap in place at the time of the waiver or recoupment. Amounts received pursuant to voluntary waivers of fees and expense reimbursement arrangements by or with the Adviser are not subject to recoupment.

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The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

		Recoupment Available (000)
	2018	2019	2020	Total
Retirement Income Fund	$138	$130	$ 119	$ 387
Target 2020 Fund	112	149	120	381
Target 2030 Fund	118	154	119	391
Target 2040 Fund	109	136	121	366
Target 2050 Fund	117	126	121	364
Balanced Allocation Fund	101	224	211	536
International Equity Fund	652	572	667	1,891
International Growth Fund	-	45	124	169
Multi-Factor All Cap Fund	75	101	136	312
Multi-Factor Large Cap Growth Fund	49	155	248	452
Multi-Factor Large Cap Value Fund	24	116	264	404
Multi-Factor Small Cap Core Fund	205	467	775	1,447
Multi-Factor Small Cap Growth Fund	226	389	488	1,103
Multi-Factor Small Cap Value Fund	142	209	217	568
S&P 500 Index Fund	220	210	230	660
Small Cap Fund	851	866	1,038	2,755
Bond Fund	-	84	131	215
Government Mortgage Fund	-	59	92	151
Total Return Advantage Fund	-	83	143	226
Intermediate Tax Exempt Bond Fund	65	92	103	260
Maryland Tax Exempt Bond Fund	42	68	82	192
Tax Exempt Limited Maturity Bond Fund	30	41	55	126

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class R Shares of the Equity, Fixed Income and Tax Exempt Bond Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class R Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

The Trust maintains a Services Plan with respect to the Class R4 and Class R5 Shares of PNC S&P 500 Index Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class R4 and Class R5 Shares in consideration for payment of a fee of up to 0.15% and 0.05%, respectively, on an annual basis, based on each Class’ average daily net assets.

Trustees’ Fees

For his or her service as a Trustee of the Trust and PNC Advantage Funds (“Advantage”), another registered investment company overseen by the Trustees and for which the Adviser serves as investment adviser, each Trustee, effective January 1, 2017, receives an annual fee of $85,000 plus $7,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,750, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives $800 for each Audit Committee meeting attended. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. Prior to January 1, 2017, each Trustee received an annual fee of $79,000 plus $7,250 for each Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of

$10,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the PNC Funds and PNC Advantage Funds based on a number of factors, including their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, the Bank of New York Mellon (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. Prior to October 1, 2016, BNY Mellon and the Adviser served as Co-Administrators to PNC Funds in exchange for fees at the annual rate of 0.05% based on average daily net assets of PNC Funds, (excluding the Target Date Funds). Effective October 1, 2016, a new fee schedule was implemented whereby BNY Mellon and the Adviser are entitled to an annual fee paid by each Fund, (excluding the Target Date Funds) as follows: 0.05% of the Fund’s average aggregate net assets up to $1 billion, 0.03% of the Fund’s average aggregate net assets between $1 billion and $10 billion, and 0.01% of the Fund’s average aggregate net assets in excess of $10 billion. For their services as Co-Administrators to the Funds (excluding the Money Market Funds) during the fiscal year ended May 31, 2017, approximately 0.0233% was allocated to BNY Mellon and 0.0263% was allocated to the Advisor in aggregate. Total fees paid by the Funds (excluding the Money Market Funds) to the Adviser for the fiscal year ended May 31, 2017 were $1,157,644.

For the Target Date Funds, the Adviser receives fees at an annual rate of 0.01% based on the average daily net assets of the Target Date Funds and BNY Mellon receives a base fee of $25,000 from each Target Date Fund.

BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Investments

The Target Date Funds seek to achieve their investment objectives by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include PNC Funds (the “Underlying Funds”). The Target Date Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments made by each Target Date Fund within each of its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets. At May 31, 2017, no investments by a Target Date Fund represented a significant portion of the net assets of any of the Underlying Funds.

The common stock of PNC Group, an affiliate of the Adviser to the Trust, is included in the S&P 500® Index. Also included in the S&P 500® Index is BlackRock, Inc., a company in which PNC Group owns a minority interest. Like the other stocks in the S&P 500® Index, S&P 500 Index Fund may invest in the common stocks of PNC Group and BlackRock, Inc. in approximately the same proportions as the percentages those common stocks represent in the S&P 500® Index. iShares securities may be deemed to be affiliated investments through the Adviser’s affiliation with BlackRock, Inc.

For the purposes of these financial statements, dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations. Gains and/or losses from the sale of affiliated investments are reported as “Net realized gain (loss) on affiliated investments sold” on the Statements of Operations.

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds, Advantage, a separate investment company affiliated with PNC Funds (“PNC Affiliated Money Market Funds”), or BlackRock Funds and other investment companies that could be deemed to be affiliated with the Adviser. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a Fund with respect to a Fund’s short-term cash reserves swept into any PNC Affiliated Money Market Funds. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund’s securities lending program invested in PNC Affiliated Money Market Funds, and the waiver may be terminated at any time without prior notice.

For the purposes of these financial statements, dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations.

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On December 9, 2016, PNC Balanced Allocation Fund purchased shares of PNC International Growth Fund in an exchange of securities (known as a subscription in-kind). The market value of the securities that were exchanged as of the close of business on the date of the subscription in-kind was $2,146,361.

The total value at May 31, 2016 and May 31, 2017, and the purchases, sales proceeds, distributions and realized gain (loss) on affiliated holdings for the fiscal year ended May 31, 2017 are shown in the following table.

	Value of Affiliated Investments at 05/31/16 (000)	Value of Affiliated Investments at 05/31/17 (000)	Purchases (000)	Sales Proceeds (000)	Income Distributions from Affiliated Investments (000)		Capital Gain Distributions from Affiliated Investments (000)		Realized Gain (Loss) on Affiliated Investments Sold (000)

Retirement Income Fund
iShares Select Dividend ETF	$56	$–	$–	$60	$1		$–		$15
iShares MSCI EAFE Small-Cap ETF	8	9	–	–	–	*	–		–
PNC Government Money Market Fund	515	480	1,329	1,364	2		–		–
PNC International Equity Fund	189	213	5	13	2		–		–	*
PNC Multi-Factor Large Cap Growth Fund	221	307	58	10	2		–		1
PNC Multi-Factor Large Cap Value Fund	224	287	63	18	3		–		1
PNC Multi-Factor Small Cap Core Fund	60	61	2	11	–	*	–		1
PNC S&P 500 Index Fund	113	180	63	12	2		4		1
PNC Small Cap Fund	59	57	2	9	–		–		2
PNC Bond Fund	819	2	45	838	12		6		(18)
PNC High Yield Bond Fund	95	–	3	103	3		–		7
PNC Limited Maturity Bond Fund	808	850	68	23	8		–	*	–	*
PNC Total Return Advantage Fund	–	959	944	–	4		–		–
	$3,167	$3,405	$2,582	$2,461	$39		$10		$10

Target 2020 Fund
iShares Select Dividend ETF	$146	$–	$–	$157	$3		$–		$31
iShares MSCI EAFE Small-Cap ETF	25	22	–	5	1		–		–	*
PNC Government Money Market Fund	648	575	3,002	3,075	2		–		–
PNC International Equity Fund	625	567	6	157	6		–		5
PNC Multi-Factor Large Cap Growth Fund	648	775	130	105	5		–		4
PNC Multi-Factor Large Cap Value Fund	658	742	117	86	8		–		2
PNC Multi-Factor Small Cap Core Fund	168	145	1	53	1		–		4
PNC S&P 500 Index Fund	333	414	102	62	5		12		2
PNC Small Cap Fund	167	142	1	40	–		–		5
PNC Bond Fund	1,852	–	42	1,845	26		13		(38)
PNC High Yield Bond Fund	257	–	8	276	7		–		16
PNC Limited Maturity Bond Fund	1,084	1,224	241	99	11		1		–	*
PNC Total Return Advantage Fund	–	2,011	2,113	134	9		–		–	*
	$6,611	$6,617	$5,763	$6,094	$84		$26		$31

	Value of Affiliated Investments at 05/31/16 (000)	Value of Affiliated Investments at 05/31/17 (000)	Purchases (000)	Sales Proceeds (000)	Income Distributions from Affiliated Investments (000)		Capital Gain Distributions from Affiliated Investments (000)		Realized Gain (Loss) on Affiliated Investments Sold (000)
Target 2030 Fund
iShares Select Dividend ETF	$224	$–	$35	$278	$6		$–		$48
iShares MSCI EAFE Small-Cap ETF	68	83	12	8	2		–		1
PNC Government Money Market Fund	457	463	4,524	4,518	2		–		–
PNC International Equity Fund	1,077	1,284	157	171	12		–		10
PNC Multi-Factor Large Cap Growth Fund	1,047	1,562	396	81	10		–		7
PNC Multi-Factor Large Cap Value Fund	1,064	1,552	393	4	14		–		–	*
PNC Multi-Factor Small Cap Core Fund	271	336	38	27	2		–		2
PNC S&P 500 Index Fund	538	933	335	24	10		24		1
PNC Small Cap Fund	269	332	67	29	–		–		4
PNC Bond Fund	1,640	–	309	1,891	27		13		(60)
PNC High Yield Bond Fund	258	–	30	300	8		–		10
PNC Limited Maturity Bond Fund	220	333	119	6	3		–	*	–	*
PNC Total Return Advantage Fund	–	2,479	2,507	67	10		–		1
	$7,133	$9,357	$8,922	$7,404	$106		$37		$24
Target 2040 Fund
iShares Select Dividend ETF	$106	$–	$6	$121	$3		$–		$27
iShares MSCI EAFE Small-Cap ETF	42	42	6	11	1		–		1
PNC Government Money Market Fund	173	123	1,194	1,244	–	*	–		–
PNC International Equity Fund	483	488	75	155	5		–		5
PNC Multi-Factor Large Cap Growth Fund	478	576	139	120	4		–		6
PNC Multi-Factor Large Cap Value Fund	485	551	141	117	6		–		3
PNC Multi-Factor Small Cap Core Fund	125	116	5	37	1		–		4
PNC S&P 500 Index Fund	246	330	122	72	4		9		3
PNC Small Cap Fund	124	113	9	31	–		–		2
PNC Bond Fund	322	–	51	363	5		3		(11)
PNC High Yield Bond Fund	54	–	3	60	2		–		2
PNC Total Return Advantage Fund	–	423	473	57	2		–		–	*
	$2,638	$2,762	$2,224	$2,388	$33		$12		$42
Target 2050 Fund
iShares Select Dividend ETF	$42	$–	$7	$52	$1		$–		$12
iShares MSCI EAFE Small-Cap ETF	15	19	6	5	1		–		–	*
PNC Government Money Market Fund	43	45	599	597	–	*	–		–
PNC International Equity Fund	188	226	65	64	2		–		1
PNC Multi-Factor Large Cap Growth Fund	188	266	95	51	2		–		2
PNC Multi-Factor Large Cap Value Fund	188	257	93	41	2		–		–	*
PNC Multi-Factor Small Cap Core Fund	49	54	9	14	–	*	–		1
PNC S&P 500 Index Fund	94	154	72	26	2		4		1
PNC Small Cap Fund	50	54	13	13	–		–		–	*
PNC Bond Fund	69	–	25	91	1		1		(2)
PNC High Yield Bond Fund	11	–	1	13	–	*	–		–	*
PNC Total Return Advantage Fund	–	108	117	10	1		–		–	*
	$937	$1,183	$1,102	$977	$12		$5		$15

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 7

	Value of Affiliated Investments at 05/31/16 (000)	Value of Affiliated Investments at 05/31/17 (000)	Purchases (000)	Sales Proceeds (000)	Income Distributions from Affiliated Investments (000)		Realized Gain (Loss) on Affiliated Investments Sold (000)
Balanced Allocation Fund
iShares MSCI EAFE Growth ETF	$–	$–	$3,005	$3,008	$3		$3
iShares MSCI EAFE Value ETF	4,592	806	301	4,336	120		(1,168)
iShares MSCI Emerging Markets ETF	1,408	–	15	1,612	18		(154)
iShares TIPS Bond ETF	616	–	–	614	8		20
PNC Government Money Market Fund	1,379	454	11,981	12,906	2		–
PNC International Growth Fund	–	2,636	2,146	–	–		–
	$7,995	$3,896	$17,448	$22,476	$151		$(1,299)
Emerging Markets Fund
iShares MSCI Thailand Capped ETF	$–	$125	$125	$–	$–		$–
PNC Government Money Market Fund	–	544	10,720	10,176	1		–
	$–	$669	$10,845	$10,176	$1		$–
International Equity Fund
iShares STOXX Europe 600 Banks UCITS ETF (DE)	$–	$9,613	$10,124	$1,293	$217		$102
PNC Government Money Market Fund	95,914	73,759	308,737	330,892	146		–
	$95,914	$83,372	$318,861	$332,185	$363		$102
International Growth Fund
iShares MSCI Germany ETF	$24	$–	$–	$24	$1		$2
iShares MSCI Japan ETF	–	98	95	–	–	*	–
iShares MSCI Singapore ETF	–	–	33	31	–		(2)
iShares STOXX Europe 600 Banks UCITS ETF (DE)	–	118	124	16	3		1
PNC Government Money Market Fund	209	86	1,295	1,418	–	*	–
	$233	$302	$1,547	$1,489	$4		$1
Multi-Factor All Cap Fund
iShares Russell 3000 ETF	$–	$143	$365	$224	$–		$(1)
PNC Government Money Market Fund	627	20	6,223	6,830	1		–
	$627	$163	$6,588	$7,054	$1		$(1)
Multi-Factor Large Cap Growth Fund
iShares Russell 1000 Growth ETF	$504	$995	$2,907	$2,617	$17		$139
PNC Government Money Market Fund	3,319	2,537	25,547	26,329	5		–
	$3,823	$3,532	$28,454	$28,946	$22		$139
Multi-Factor Large Cap Value Fund
iShares Russell 1000 Value ETF	$1,280	$1,139	$2,449	$2,802	$28		$224
PNC Government Money Market Fund	914	1,360	33,714	33,268	7		–
	$2,194	$2,499	$36,163	$36,070	$35		$224
Multi-Factor Small Cap Core Fund
iShares Russell 2000 ETF	$–	$2,840	$2,852	$–	$–		$–
PNC Government Money Market Fund	7,545	19,746	163,576	151,375	26		–
	$7,545	$22,586	$166,428	$151,375	$26		$–
Multi-Factor Small Cap Growth Fund
PNC Government Money Market Fund	$4,569	$3,303	$66,257	$67,523	$8		$–
Multi-Factor Small Cap Value Fund
iShares Russell 2000 ETF	$–	$–	$273	$306	$–		$33
PNC Government Money Market Fund	2,911	3,448	10,151	9,614	2		–
	$2,911	$3,448	$10,424	$9,920	$2		$33

	Value of Affiliated Investments at 05/31/16 (000)	Value of Affiliated Investments at 05/31/17 (000)	Purchases (000)	Sales Proceeds (000)	Income Distributions from Affiliated Investments (000)	Realized Gain (Loss) on Affiliated Investments Sold (000)
S&P 500 Index Fund
BlackRock	$488	$365	$–	$164	$10	$35
PNC Government Money Market Fund	2,539	482	17,511	19,568	3	–
PNC Financial Services Group	516	425	–	209	9	49
	$3,543	$1,272	$17,511	$19,941	$22	$84
Small Cap Fund
iShares Russell 2000 ETF	$–	$–	$129,733	$133,113	$–	$3,380
PNC Government Money Market Fund	101,738	53,453	520,276	568,561	100	–
	$101,738	$53,453	$650,009	$701,674	$100	$3,380
Bond Fund
PNC Government Money Market Fund	$1,665	$1,624	$16,760	$16,801	$2	$–
Government Mortgage Fund
PNC Government Money Market Fund	$769	$489	$18,892	$19,172	$2	$–
Intermediate Bond Fund
PNC Government Money Market Fund	$7,683	$1,889	$88,997	$94,791	$7	$–
Limited Maturity Bond Fund
PNC Government Money Market Fund	$2,872	$5,167	$166,925	$164,630	$13	$–
Total Return Advantage Fund
PNC Government Money Market Fund	$4,716	$8,479	$52,751	$48,988	$7	$–
Ultra Short Bond Fund
PNC Government Money Market Fund	$2,897	$4,394	$314,242	$312,745	$25	$–
*Amount represents less than $500.

4. Custodian, Distribution/12b-1 Fees and Transfer Agent Fees

Custodian Fees

BNY Mellon serves as Custodian to the Trust and Advantage. The Custodian fees for U.S. securities for the Trust (excluding the Target Date Funds) and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage and 0.001% of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage in excess of $10 billion. The Custodian fees are allocated to the Trust (excluding the Target Date Funds) and Advantage based on each Fund’s relative average daily net assets. BNY Mellon also receives market-specific fees relating to foreign custody of non-U.S. securities and other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

For the Target Date Funds, BNY Mellon receives a base fee in addition to other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter, a wholly owned subsidiary of Foreside Financial Group, LLC, receives an annual fee payable directly by the Adviser.

Pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1”), the Trust has adopted a distribution plan for Class A Shares (the “ A Shares Plan”), a distribution plan for Class C Shares (the “C Shares Plan”), and a distribution plan for Class T Shares (the “T Shares Plan”), which permit the Funds to bear certain expenses in connection with the distribution of Class A Shares, Class C Shares, and Class T Shares, respectively. Payments to the Underwriter under the plans may be used to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and/or finder’s fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds.

Pursuant to the A Shares Plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’

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M a y  3 1 ,  2 0 1 7

Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment, which may be terminated by the Board at any time, continues through September 28, 2017, at which time the Board will consider whether to renew, revise or discontinue it.

Pursuant to the C Shares Plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. During low yield environments, a portion of these fees may be voluntarily waived by the Underwriter in order to maintain a minimum yield for the Fund class.

The T Shares Plan provides that the Funds may compensate the Underwriter from Class T Share assets for distribution of Class T Shares in an amount not to exceed 0.50% per annum of the average daily net assets of the Funds’ Class T Shares. Under the T Shares Plan, the Funds may incur expenses primarily intended to result in the sale of their shares or associated with the provision of services to shareholders of Class T Shares.

For the fiscal year ended May 31, 2017, the 12b-1 fee accrual rates were as shown in the following table:

	Class A		Annual Rate Class C		Class T

Retirement Income Fund	N/A		N/A		0.500%
Target 2020 Fund	N/A		N/A		0.500%
Target 2030 Fund	N/A		N/A		0.500%
Target 2040 Fund	N/A		N/A		0.500%
Target 2050 Fund	N/A		N/A		0.500%
Balanced Allocation Fund	0.040%		0.750%		0.500%
Emerging Markets Equity Fund	N/A		N/A		N/A
International Equity Fund	0.050%		0.750%		N/A
International Growth Fund	0.010%		N/A		N/A
Multi-Factor All Cap Fund	0.050%	*	0.750%		N/A
Multi-Factor Large Cap Growth Fund	0.050%		0.750%		N/A
Multi-Factor Large Cap Value Fund	0.050%		0.750%		N/A
Multi-Factor Small Cap Core Fund	0.050%		0.750%		N/A
Multi-Factor Small Cap Growth Fund	0.050%		0.750%		N/A
Multi-Factor Small Cap Value Fund	0.050%		0.750%		N/A
S&P 500 Index Fund	0.000%		0.750%		N/A
Small Cap Fund	0.000%	**	0.750%		N/A
Bond Fund	0.030%		0.750%		N/A
Government Mortgage Fund	0.030%		0.750%		N/A
Intermediate Bond Fund	0.030%		0.750%		N/A
Limited Maturity Bond Fund	0.030%		0.750%	***	N/A
Total Return Advantage Fund	0.030%		0.750%		N/A
Ultra Short Bond Fund	0.030%		N/A		N/A

	Class A	Annual Rate Class C	Class T
Intermediate Tax Exempt Bond Fund	0.030%	0.750%	N/A
Maryland Tax Exempt Bond Fund	0.030%	0.750%	N/A
Ohio Intermediate Tax Exempt Bond Fund	0.030%	0.750%	N/A
Tax Exempt Limited Maturity Bond Fund	0.030%	N/A	N/A

*  The Board approved an increase in 12b-1 fees to 0.050% for the Class A Shares of the Multi-Factor All Cap Fund effective September 28, 2016. Prior to the increase, the fee rate was 0.030%.

** TheUnderwriter voluntarily agreed to waive 12b-1 fees to 0.000% for the Class A Shares of the Small Cap Fund effective when the Fund closed to new investors on July 5, 2016. Prior to the decrease, the fee rate was 0.050%.

***TheUnderwriter voluntarily agreed to waive 12b-1 fees, as applicable, and the Adviser agreed to reimburse shareholder services fees, as applicable during the period, to the extent necessary to maintain a minimum net distribution yield of at least 0.01% for the Class C Shares of the Limited Maturity Bond Fund.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

5. Investments

During the fiscal year ended May 31, 2017, the cost of purchases and proceeds from sales of investments, maturities and paydowns, other than short-term investments, were:

	Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
	(000)	(000)	(000)	(000)
Retirement Income Fund	$ 1,278	$ 1,234	$ –	$ –
Target 2020 Fund	2,842	3,569	–	–
Target 2030 Fund	5,085	3,760	–	–
Target 2040 Fund	1,123	1,509	–	–
Target 2050 Fund	577	529	–	–
Balanced Allocation Fund	17,770	51,598	17,446	20,420
Emerging Markets Equity Fund	10,179	695	–	–
International Equity Fund	379,333	266,136	–	–
International Growth Fund	2,287	2,114	–	–
Multi-Factor All Cap Fund	30,152	48,421	–	–
Multi-Factor Large Cap Growth Fund	122,890	143,016	–	–
Multi-Factor Large Cap Value Fund	161,411	178,404	–	–
Multi-Factor Small Cap Core Fund	355,774	220,666	–	–
Multi-Factor Small Cap Growth Fund	140,193	106,871	–	–
Multi-Factor Small Cap Value Fund	30,889	30,342	–	–
S&P 500 Index Fund	10,477	48,223	–	–
Small Cap Fund	450,085	815,146	–	–
Bond Fund	17,799	47,983	68,157	79,481
Government Mortgage Fund	10,093	22,142	2,292	6,575
Intermediate Bond Fund	101,134	116,832	182,304	245,466
Limited Maturity Bond Fund	143,807	122,419	181,103	207,645
Total Return Advantage Fund	46,742	57,911	107,781	105,069
Ultra Short Bond Fund	213,140	156,929	240,162	266,698

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 7

	Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
	(000)	(000)	(000)	(000)
Intermediate Tax Exempt Bond	$24,828	$30,491	$–	$–
Maryland Tax Exempt Bond	3,695	15,055	–	–
Ohio Intermediate Tax Exempt Bond	5,791	14,314	–	–
Tax Exempt Limited Maturity Bond	39,387	45,093	–	–

6. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2017 and for each Fund’s open tax years (years ended May 31, 2014 through May 31, 2016), with the exception of the PNC International Growth Fund which commenced operations on February 29, 2016 and PNC Emerging Markets Equity Fund which commenced operations on March 31, 2017, and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2017 and May 31, 2016 are shown in the following table.

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Retirement Income Fund
2017	$–	$51	$6	$57
2016	–	35	57	92
Target 2020 Fund
2017	–	114	–	114
2016	–	90	72	162
Target 2030 Fund
2017	–	143	–	143
2016	–	102	136	238
Target 2040 Fund
2017	–	40	10	50
2016	–	68	143	211
Target 2050 Fund
2017	–	17	13	30
2016	–	29	242	271
Balanced Allocation Fund
2017	–	637	655	1,292
2016	–	984	2,797	3,781
International Equity Fund
2017	–	7,953	–	7,953
2016	–	14,074	–	14,074

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
International Growth Fund
2017	$–	$32	$–	$32
2016	–	–	–	–

Multi-Factor All Cap Fund
2017	–	175	–	175
2016	–	295	–	295

Multi-Factor Large Cap Growth Fund
2017	–	617	–	617
2016	–	555	–	555

Multi-Factor Large Cap Value Fund
2017	–	1,180	–	1,180
2016	–	1,728	–	1,728

Multi-Factor Small Cap Core Fund
2017	–	1,289	–	1,289
2016	–	183	122	305

Multi-Factor Small Cap Growth Fund
2017	–	–	–	–
2016	–	–	1,643	1,643

Multi-Factor Small Cap Value Fund
2017	–	719	–	719
2016	–	496	–	496

S&P 500 Index Fund
2017	–	2,708	7,710	10,418
2016	–	3,501	2,270	5,771

Small Cap Fund
2017	–	–	–	–
2016	–	992	8,625	9,617

Bond Fund
2017	–	1,557	529	2,086
2016	–	2,688	517	3,205

Government Mortgage Fund
2017	–	1,186	–	1,186
2016	–	1,341	–	1,341

Intermediate Bond Fund
2017	–	4,396	–	4,396
2016	–	4,995	665	5,660

Limited Maturity Bond Fund
2017	–	2,923	152	3,075
2016	–	2,202	–	2,202

Total Return Advantage Fund
2017	–	4,142	–	4,142
2016	–	4,732	–	4,732

Ultra Short Bond Fund
2017	–	3,575	–	3,575
2016	–	1,783	–	1,783

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 7

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Intermediate Tax Exempt Bond Fund
2017	$1,802	$–	$556	$2,358
2016	2,032	–	248	2,280

Maryland Tax Exempt Bond Fund
2017	936	–	638	1,574
2016	1,217	–	119	1,336

Ohio Intermediate Tax Exempt Bond Fund
2017	797	–	804	1,601
2016	1,027	–	536	1,563

Tax Exempt Limited Maturity Bond Fund
2017	1,854	–	13	1,867
2016	1,975	–	–	1,975

As of May 31, 2017, the components of total net assets on a tax basis were as follows:

	Paid- in Capital (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Retirement Income Fund	$3,571	$16	$41	$–	$–	$214	$(3)	$3,839
Target 2020 Fund	7,297	69	59	–	–	490	(4)	7,911
Target 2030 Fund	10,017	39	158	–	–	946	(4)	11,156
Target 2040 Fund	2,710	27	94	–	–	373	(3)	3,201
Target 2050 Fund	1,146	9	42	–	–	167	(3)	1,361
Balanced Allocation Fund	18,188	154	1,780	–	–	2,971	(15)	23,078
Emerging Markets Equity Fund	10,012	24	–	(4)	–	1,076	(1)	11,107
International Equity Fund	899,653	9,001	–	(3,636)	–	152,423	(107)	1,057,334
International Growth Fund	5,213	21	–	(2)	(62)	1,325	(3)	6,492
Multi-Factor All Cap Fund	33,539	93	–	(21,924)	–	(90)	(8)	11,610
Multi-Factor Large Cap Growth Fund	89,670	160	–	(6,395)	–	6,947	(18)	90,364
Multi-Factor Large Cap Value Fund	147,131	546	–	(44,150)	–	1,978	(26)	105,479
Multi-Factor Small Cap Core Fund	314,629	263	–	–	(3,091)	51,186	(22)	362,965
Multi-Factor Small Cap Growth Fund	120,763	436	4,504	–	–	21,118	(13)	146,808
Multi-Factor Small Cap Value Fund	51,857	575	–	(24,328)	–	1,807	(8)	29,903
S&P 500 Index Fund	50,552	838	10,403	–	–	91,865	(31)	153,627
Small Cap Fund	616,096	–	17,077	–	(870)	228,696	(105)	860,894
* Amount represents less than $500.

	Paid- in Capital (000)	Un- distributed Ordinary Income (000)	Un- distributed Tax-Exempt Income (000)	Un- distributed Long-Term Capital Gains (000)	Capital Loss Carry- forward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$37,539	$8	$–	$–	$–	$(205)	$689	$(30)	$38,001
Government Mortgage Fund	34,920	9	–	–	(607)	(79)	306	(17)	34,532
Intermediate Bond Fund	212,193	(4)	–	–	–	(1,062)	1,870	(62)	212,935
Limited Maturity Bond Fund	290,579	(13)	–	–	–	(327)	(257)	(58)	289,924
Total Return Advantage Fund	172,587	63	–	–	(3,961)	(508)	2,271	(41)	170,411
Ultra Short Bond Fund	428,136	41	–	–	(5,552)	(174)	(237)	(76)	422,138
Intermediate Tax Exempt Bond Fund	70,142	–	167	172	–	–	3,125	(20)	73,586
Maryland Tax Exempt Bond Fund	34,046	–	9	285	–	–	905	(13)	35,232
Ohio Intermediate Tax Exempt Bond Fund	32,691	–	(48)	617	–	–	1,244	(15)	34,489
Tax Exempt Limited Maturity Bond Fund	120,318	–	6	–	–	(25)	1,593	(26)	121,866
* Amount represents less than $500.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (“PFICs”), wash sales, market discount, paydowns, foreign currency transactions, futures, foreign currency translation and the expiration of capital loss carryforwards.

The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2017:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Retirement Income Fund	$ (5)	$ 5	–*
Target 2020 Fund	(15)	15	–*
Target 2030 Fund	(5)	5	–*
Target 2040 Fund	(4)	4	–
Target 2050 Fund	(1)	1	–
Balanced Allocation Fund	28	(339)	311
Emerging Markets Equity Fund	(7)	7	–
International Equity Fund	715	(715)	–
International Growth Fund	(3)	3	–
Multi-Factor Large Cap Growth Fund	– *	– *	–
Multi-Factor Large Cap Value Fund	–	15,042	(15,042)
Multi-Factor Small Cap Core Fund	184	(184)	–*
Multi-Factor Small Cap Growth Fund	23	(23)	–
Multi-Factor Small Cap Value Fund	49	23,566	(23,615)
S&P 500 Index Fund	(139)	(1,725)	1,864
Bond Fund	119	(408)	289
Government Mortgage Fund	319	(319)	–
Intermediate Bond Fund	106	(106)	–

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M a y  3 1 ,  2 0 1 7

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Limited Maturity Bond Fund	$242	$(242)	$ –
Total Return Advantage Fund	385	(385)	–
Ultra Short Bond Fund	103	(103)	–
Maryland Tax Exempt Bond Fund	–	(34)	34
Ohio Intermediate Tax Exempt Bond Fund	6	(6)	–
Tax Exempt Limited Maturity Bond Fund	–*	–*	–
* Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2017, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
International Equity Fund	$30,665
Multi-Factor All Cap Fund	4,614
Multi-Factor Large Cap Growth Fund	11,726
Multi-Factor Large Cap Value Fund	13,634
Multi-Factor Small Cap Core Fund	1,154
Multi-Factor Small Cap Growth Fund	449
Multi-Factor Small Cap Value Fund	541
Small Cap Fund	2,904
Ultra Short Bond Fund	39
Tax Exempt Limited Maturity Bond Fund	87

At May 31, 2017, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2018	2019	Indefinite	Total

Emerging Markets Equity Fund	$–	$–	$4	$4
International Equity Fund	3,637	–	–	3,637
International Growth Fund	–	–	2	2
Multi-Factor All Cap Fund	21,924	–	–	21,924
Multi-Factor Large Cap Growth Fund	6,395	–	–	6,395
Multi-Factor Large Cap Value Fund	44,150	–	–	44,150
Multi-Factor Small Cap Value Fund	24,328	–	–	24,328
Government Mortgage Fund	61	–	546	607
Total Return Advantage Fund	2,173	–	1,788	3,961
Ultra Short Bond Fund	–	1,002	4,550	5,552

During the year ended May 31, 2017, capital loss carryforwards that expired were as follows:

Fund	(000)
Multi-Factor Large Cap Value Fund	$15,042
Multi-Factor Small Cap Value Fund	23,615

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short-term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

7. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds.

	Class I		Class T
	Year Ended 05/31/17	Year Ended 05/31/16	Year Ended 05/31/17	Year Ended 05/31/16
Retirement Income Fund
Shares issued	19	362	–	–
Shares reinvested	6	9	–	–
Shares redeemed	(24)	(252)	–	–

Net increase	1	119	–	–

Target 2020 Fund
Shares issued	54	617	–	–*
Shares reinvested	10	15	–	–
Shares redeemed	(137)	(188)	–*	–

Net increase (decrease)	(73)	444	–*	–*

Target 2030 Fund
Shares issued	192	473	–	–
Shares reinvested	12	21	–	–
Shares redeemed	(95)	(56)	–	–

Net increase	109	438	–	–

Target 2040 Fund
Shares issued	59	138	–	–*
Shares reinvested	4	18	–*	–*
Shares redeemed	(98)	(59)	–	–

Net increase (decrease)	(35)	97	–*	–*

Target 2050 Fund
Shares issued	53	65	–*	–
Shares reinvested	3	32	–*	–
Shares redeemed	(50)	(92)	–*	–*

Net increase	6	5	–*	–*

* Amount represents less than $500.

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M a y  3 1 ,  2 0 1 7

Class I			Class A		Class C		Class R4		Class R5		Class T
Year		Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
05/31/17		05/31/16	05/31/17	5/31/16	05/31/17	5/31/16	05/31/17	5/31/16	05/31/17	5/31/16	05/31/17	5/31/16
Balanced Allocation Fund
Shares issued	76	171	24	32	3	1	N/A	N/A	N/A	N/A	–	–*
Shares reinvested	64	246	10	43	–*	2	N/A	N/A	N/A	N/A	–*	–
Shares redeemed	(3,018)	(544)	(103)	(75)	(11)	(5)	N/A	N/A	N/A	N/A	–	–
Net increase (decrease)	(2,878)	(127)	(69)	–	(8)	(2)	N/A	N/A	N/A	N/A	–*	–*

Emerging Markets Equity Fund(1)
Shares issued	1,001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net increase	1,001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

International Equity Fund
Shares issued	9,397	13,352	2,095	1,292	38	81	N/A	N/A	N/A	N/A	N/A	N/A
Share reinvested	248	431	15	19	–*	2	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(5,617)	(2,993)	(1,220)	(420)	(66)	(37)	N/A	N/A	N/A	N/A	N/A	N/A
Net increase (decrease)	4,028	10,790	890	891	(28)	46	N/A	N/A	N/A	N/A	N/A	N/A

International Growth Fund(2)
Shares issued	210	300	1	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Share reinvested	3	–	–*	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	–	–	–*	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net increase	213	300	1	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Multi-Factor All Cap Fund
Shares issued	42	229	4	188	–*	11	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	5	10	1	2	–*	–*	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(987)	(168)	(91)	(138)	(2)	(11)	N/A	N/A	N/A	N/A	N/A	N/A
Net increase (decrease)	(940)	71	(86)	52	(2)	– *	N/A	N/A	N/A	N/A	N/A	N/A

Multi-Factor Large Cap Growth Fund
Shares issued	1,298	234	794	546	1	12	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	7	9	5	3	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(1,437)	(606)	(1,313)	(112)	(17)	(24)	N/A	N/A	N/A	N/A	N/A	N/A
Net increase (decrease)	(132)	(363)	(514)	437	(16)	(12)	N/A	N/A	N/A	N/A	N/A	N/A

Multi-Factor Large Cap Value Fund
Shares issued	1,761	401	1,451	959	1	1	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	18	32	17	15	–*	–*	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(1,818)	(930)	(2,161)	(426)	(2)	(2)	N/A	N/A	N/A	N/A	N/A	N/A
Net increase (decrease)	(39)	(497)	(693)	548	(1)	(1)	N/A	N/A	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Core Fund
Shares issued	7,373	3,666	1,745	2,296	25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	18	6	8	2	–*	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(1,749)	(1,034)	(1,403)	(1,446)	–*	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net increase	5,642	2,638	350	852	25	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Class I		Class A		Class C		Class R4		Class R5		Class T
	Year Ended 05/31/17	Year Ended 05/31/16	Year Ended 05/31/17	Year Ended 5/31/16	Year Ended 05/31/17	Year Ended 5/31/16	Year Ended 05/31/17	Year Ended 5/31/16	Year Ended 05/31/17	Year Ended 5/31/16	Year Ended 05/31/17	Year Ended 5/31/16
Multi-Factor Small Cap Growth Fund
Shares issued	2,751	1,979	642	947	112	367	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	–	27	–	30	–	5	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(1,156)	(323)	(614)	(208)	(123)	(34)	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease)	1,595	1,683	28	769	(11)	338	N/A	N/A	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Value Fund
Shares issued	360	167	60	42	5	43	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	9	8	13	12	1	1	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(296)	(246)	(102)	(114)	(31)	(34)	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease)	73	(71)	(29)	(60)	(25)	10	N/A	N/A	N/A	N/A	N/A	N/A

S&P 500 Index Fund
Shares issued	837	888	199	218	51	94	55	110	28	23	N/A	N/A
Shares reinvested	327	244	49	36	18	13	15	10	2	1	N/A	N/A
Shares redeemed	(2,731)	(2,956)	(513)	(270)	(103)	(181)	(195)	(50)	(44)	(1)	N/A	N/A

Net increase (decrease)	(1,567)	(1,824)	(265)	(16)	(34)	(74)	(125)	70	(14)	23	N/A	N/A

Small Cap Fund
Shares issued	10,457	32,946	809	1,507	72	626	N/A	N/A	N/A	N/A	N/A	N/A
Shares reinvested	–	282	–	30	–	10	N/A	N/A	N/A	N/A	N/A	N/A
Shares redeemed	(25,264)	(8,691)	(1,972)	(1,452)	(499)	(168)	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease)	(14,807)	24,537	(1,163)	85	(427)	468	N/A	N/A	N/A	N/A	N/A	N/A

(1) Commenced operations on March 31, 2017.

(2) Commenced operations on February 29, 2016.

*	Amount represents less than $500.

	Class I		Class A		Class C
	Year Ended 05/31/17	Year Ended 05/31/16	Year Ended 05/31/17	Year Ended 05/31/16	Year Ended 05/31/17	Year Ended 05/31/16
Bond Fund
Shares issued	394	1,771	1	3	–*	2
Shares reinvested	83	206	5	6	–*	–*
Shares redeemed	(5,034)	(7,804)	(20)	(32)	(3)	(3)

Net decrease	(4,557)	(5,827)	(14)	(23)	(3)	( –)*

Government Mortgage Fund
Shares issued	947	493	20	16	–*	2
Shares reinvested	34	44	7	8	1	1
Shares redeemed	(2,695)	(1,329)	(170)	(84)	(32)	(50)

Net decrease	(1,714)	(792)	(143)	(60)	(31)	(47)

Intermediate Bond Fund
Shares issued	1,115	1,779	6	28	12	12
Shares reinvested	220	281	4	5	–*	–*
Shares redeemed	(8,699)	(5,568)	(54)	(55)	(20)	(12)

Net decrease	(7,364)	(3,508)	(44)	(22)	(8)	–*

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M a y  3 1 ,  2 0 1 7

	Class I		Class A		Class C
	Year Ended 05/31/17	Year Ended 05/31/16	Year Ended 05/31/17	Year Ended 05/31/16	Year Ended 05/31/17	Year Ended 05/31/16
Limited Maturity Bond Fund
Shares issued	16,902	8,769	10	220	2	3
Shares reinvested	215	146	2	2	–*	–*
Shares redeemed	(16,911)	(12,289)	(451)	(180)	(4)	(15)

Net increase (decrease)	206	(3,374)	(439)	42	(2)	(12)

Total Return Advantage Fund
Shares issued	2,681	1,006	1,083	826	2	27
Shares reinvested	120	147	23	13	–*	–*
Shares redeemed	(3,135)	(3,030)	(1,795)	(119)	(28)	(34)

Net increase (decrease)	(334)	(1,877)	(689)	720	(26)	(7)

Ultra Short Bond Fund
Shares issued	32,470	21,936	12	–*	N/A	N/A
Shares reinvested	197	91	1	–*	N/A	N/A
Shares redeemed	(27,987)	(25,305)	(26)	(27)	N/A	N/A

Net increase (decrease)	4,680	(3,278)	(13)	(27)	N/A	N/A

Intermediate Tax Exempt Bond Fund
Shares issued	1,792	1,135	2	21	1	4
Shares reinvested	23	15	5	5	–*	–*
Shares redeemed	(2,544)	(936)	(32)	(23)	(9)	(13)

Net increase (decrease)	(729)	214	(25)	3	(8)	(9)

Maryland Tax Exempt Bond Fund
Shares issued	414	183	2	–	–	–*
Shares reinvested	8	5	–*	–*	–*	–*
Shares redeemed	(1,349)	(605)	(5)	(9)	(1)	(3)

Net decrease	(927)	(417)	(3)	(9)	(1)	(3)

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	245	181	–*	6	19	–
Shares reinvested	11	8	11	10	2	1
Shares redeemed	(1,017)	(647)	(82)	(50)	(3)	–*

Net increase (decrease)	(761)	(458)	(71)	(34)	18	–*

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	2,393	3,595	–	1	N/A	N/A
Shares reinvested	15	16	–*	–*	N/A	N/A
Shares redeemed	(3,318)	(3,828)	(4)	(21)	N/A	N/A

Net decrease	(910)	(217)	(4)	(20)	N/A	N/A

*	Amount represents less than $500.

8. Certain Principal Risks

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Some countries in which certain of the Target Date, Equity and Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

Each Target Date Fund, Balanced Allocation Fund and each Fixed Income Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Target Date, Equity, Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Maryland Tax Exempt Bond and Ohio Intermediate Tax Exempt Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. Intermediate Tax Exempt Bond follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by Tax Exempt Bond Funds.

The repayment of certain municipal obligations may be insured by third parties. Although bond insurance reduces the risk of loss due to default by a municipal issuer, insured bonds remain subject to the risk that their market values may fluctuate for other reasons and there is no assurance that the insurance provider will meet its obligations. Insured securities have been identified in the Schedules of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Tax Exempt Bond Funds.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity.

9. Securities Lending

To generate additional income, the Target Date Funds, Equity Funds and Fixed Income Funds (the “Lending Funds”) may lend their securities pursuant to a securities lending agency agreement (“Lending Agreement”) with Brown Brothers Harriman & Co. (“BBH”), the securities lending agent. The Lending Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash as collateral equal at all times to at least 102% of the market value plus accrued interest of the domestic securities loaned and 105% of the market value plus accrued interest on the international securities loaned. The Lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Lending Funds and the securities lending agent on the basis of agreed upon contractual terms.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. In addition, the Lending Funds benefit from a borrower default indemnity provided by BBH. BBH’s indemnity allows for full replacement of the securities loaned in the event of borrower default if the collateral received from the borrower does not cover the value on the securities loaned. If BBH determines that a full replacement of the securities loaned is

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N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 7

commercially impracticable, BBH shall, in lieu of effecting a full replacement, pay to the affected Lending Fund(s) an amount equal to the market value of the loaned securities determined at the close of business on the date of the default event. Loans are subject to termination by the Lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The following table presents the amounts payable for collateral received for loaned securities, as presented in the Lending Funds’ Statements of Assets and Liabilities, by the class of securities on loan.

	Common Stocks (000)	Foreign Common Stocks (000)	Corporate Bonds (000)	Exchange- Traded Funds (000)	Master Limited Partnerships (000)	Total Payable for Cash Collateral Received (000)
Balanced Allocation Fund	$24	$4	$–	$–	$–	$28
International Equity Fund	–	39,491	–	1,501	–	40,992
Multi-Factor Large Cap Growth Fund	1,332	–	–		–	1,332
Multi-Factor Small Cap Core Fund	9,245	–	–	2,869	3,832	15,946
Multi-Factor Small Cap Growth Fund	298	–	–	–	–	298
Multi-Factor Small Cap Value Fund	3,033	–	–	–	133	3,166
S&P 500 Index Fund	80	–	–	–	–	80
Small Cap Fund	30,977	–	–	–	–	30,977
Intermediate Bond Fund	–	–	702	–	–	702

10. Borrowing Arrangements

Line of Credit

As of June 1, 2016, select Funds (“Participants”) within the Trust participate in an unsecured credit agreement (“Agreement”) with The Bank of New York Mellon (the “Bank”) which expires June 13, 2017. Under the Agreement the Participants may borrow up to an aggregate amount of $25,000,000 from the revolving line of credit (“LOC”) provided by the Bank. The purpose of this agreement is to mitigate risks associated with large redemptions and other liquidity events. The agreement includes the following Participants: Intermediate Tax Exempt Bond Fund, International Equity Fund, Maryland Tax Exempt Bond Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, Ohio Intermediate Tax Exempt Bond Fund, Retirement Income Fund, Small Cap Fund, Target 2020 Fund, Target 2030 Fund, Target 2040 Fund, Target 2050 Fund, and Tax Exempt Limited Maturity Bond Fund.

The agreement requires payment by the Participants of an annual 0.10% commitment fee, in addition to a one-time start-up fee of 0.03% and out-of-pocket legal fees. These fees are allocated across the Participants on the basis of each Participant’s weighted pro-rata share. All Participants are responsible for payment of any interest earned on amounts borrowed. Interest is charged at a rate of 1.00% plus the greater of (a) the Federal Funds Effective Rate, (b) 1 Month LIBOR, and (c) 0%. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Board.

As of May 31, 2017, none of the Participants had utilized the LOC.

InterFund Lending

The Trust and Advantage have received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund or a series of Advantage pursuant to a master interfund lending agreement. The Money Market Funds do not participate in the interfund lending program as borrowing funds or lending funds. As of May 31, 2017, the Funds have not relied upon the interfund lending exemptive order.

11. Payment by Affiliate

On May 8, 2017, a payment was made by the Adviser in the amount of $15,960 to offset a trade error in PNC Emerging Markets Equity Fund. This amount is included as Payment by Affiliate in the Fund’s Statement of Operations.

12. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

13. SEC-Adopted Amendments

On October 13, 2016, the SEC adopted new and amended rules, as applicable, (the “Rules”) to (1) modernize and enhance the reporting and disclosure of information by registered investment companies, including mutual funds, (2) permit, but not require, an open-end fund to implement “swing pricing”, (3) require an open-end fund to establish liquidity risk management programs. The objectives of the Rules are to (1) enhance the quality of information available to investors and allow the SEC to more effectively collect and use data reported by funds, (2) provide a tool to mitigate potential dilution of fund shareholders, (3) promote investor protection by reducing the risk that funds will be unable to meet their redemption obligations and increase the transparency of fund liquidity and redemption practices. These Rules generally become effective in 2018. Management is currently evaluating the implications of the Rules and the impact on the Funds’ financial statement disclosures, if any.

14. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. There were no material subsequent events identified which required adjustment to, or additional disclosure in, the financial statements.

On June 6, 2017, the Board approved plans of liquidation for PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund, and PNC Retirement Income Fund. The liquidations are expected to take place on or about August 7, 2017.

T R U S T E E S ’  R E V I E W  A N D  A P P R O V A L  O F  A D V I S O R Y  A G R E E M E N T

( U n a u d i t e d )

At a meeting held on November 29, 2016, the Trustees of PNC Funds (the “Trust”), each of whom is not an “interested person” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”)), met in person to consider a proposed Advisory Agreement (the “Advisory Agreement”) between the Trust, in respect of PNC Emerging Markets Equity Fund (the “New Fund”), and PNC Capital Advisors, LLC (the “Adviser”).

In connection with that meeting, the Independent Trustees received and reviewed comprehensive written materials prepared by the Adviser regarding the proposed New Fund, including the proposed contractual arrangements. These materials included information regarding the nature of the advisory services proposed to be provided by the Adviser, including the experience of the proposed portfolio management personnel and their expertise and capabilities relating to the New Fund’s investment strategy; the fees and estimated expenses of the New Fund, including proposed expense limitation arrangements; the advisory fees and expense ratios of certain mutual funds with investment objectives and strategies substantially similar to those proposed for the New Fund; and other benefits that would inure to the Adviser due to the Adviser’s relationship with the New Fund. The Independent Trustees also considered information the Adviser provided regarding the New Fund’s distribution opportunities. The Independent Trustees also considered materials pertaining to a number of other factors, including the Adviser’s estimated profitability with respect to the New Fund during the first five years of the New Fund’s operations and the potential for the Adviser to achieve reasonably foreseeable economies of scale in managing the New Fund beyond the economies of scale reflected in the proposed advisory fees. The Independent Trustees considered information relevant to the Adviser’s services, capabilities and operations that they received in connection with their consideration of the New Fund as well as other information they had received in connection with their duties as Independent Trustees of the other funds within the PNC fund complex, including information regarding the Adviser’s practices with respect to the allocation of brokerage and the potential benefits that may inure to the Adviser as a result.

Throughout their deliberations, the Independent Trustees were advised by their independent counsel. The Independent Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Based on this review, the Independent Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to act as the investment adviser to the New Fund. Based on their evaluation of all material factors, including those described above, the Independent Trustees concluded that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the New Fund.

P N C  F u n d s

N O T I C E  T O  S H A R E H O L D E R S

( U n a u d i t e d )

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2017 income tax purposes will be sent to them in early 2018. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2017 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long-term capital gains are as follows (in thousands):

Name of Fund

Retirement Income Fund	$42

Target 2020 Fund	59

Target 2030 Fund	158

Target 2040 Fund	94

Target 2050 Fund	42

Balanced Allocation Fund	2,435

Multi-Factor Small Cap Growth Fund	4,504

S&P 500 Index Fund	15,634

Small Cap Fund	17,077

Bond Fund	529

Limited Maturity Bond Fund	152

Intermediate Tax Exempt Bond Fund	556

Maryland Tax Exempt Bond Fund	638

Ohio Intermediate Tax Exempt Bond Fund	804

Tax Exempt Limited Maturity Bond Fund	13

Of the dividends paid by the following Target Date and Equity Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund

Retirement Income Fund	17.26%

Target 2020 Fund	20.13%

Target 2030 Fund	34.10%

Target 2040 Fund	33.28%

Target 2050 Fund	35.31%

Balanced Allocation Fund	41.55%

International Growth Fund	0.06%

Multi-Factor All Cap Fund	100.00%

Multi-Factor Large Cap Growth Fund	100.00%

Multi-Factor Large Cap Value Fund	100.00%

Multi-Factor Small Cap Core Fund	100.00%

Multi-Factor Small Cap Value Fund	42.54%

S&P 500 Index Fund	100.00%

If a Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amounts of income received from sources within foreign countries and possessions of the United States are as follows:

P N C  F u n d s

N O T I C E  T O  S H A R E H O L D E R S

( U n a u d i t e d )

Name of Fund	Amount (000)	Per Share

Emerging Markets Equity Fund	$54	0.054

International Equity Fund	18,778	0.389

International Growth Fund	72	0.139

The total amounts of taxes paid to such countries are as follows:

Name of Fund	Amount (000)	Per Share

Emerging Markets Equity Fund	$3	0.003

International Equity Fund	1,918	0.040

International Growth Fund	7	0.013

Of the dividends paid by the following Target Date and Equity Funds, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund

Retirement Income Fund	20.43%

Target 2020 Fund	25.38%

Target 2030 Fund	43.80%

Target 2040 Fund	42.80%

Target 2050 Fund	45.71%

Balanced Allocation Fund	51.93%

International Equity Fund	68.44%

International Growth Fund	97.47%

Multi-Factor All Cap Fund	100.00%

Multi-Factor Large Cap Growth Fund	100.00%

Multi-Factor Large Cap Value Fund	100.00%

Multi-Factor Small Cap Core Fund	100.00%

Multi-Factor Small Cap Value Fund	60.34%

S&P 500 Index Fund	100.00%

Of the dividends paid from net investment income, excluding short-term capital gains, by each of the Tax Exempt Bond Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund

Intermediate Tax Exempt Bond Fund	76.41%

Maryland Tax Exempt Bond Fund	59.46%

Ohio Intermediate Tax Exempt Bond Fund	49.77%

Tax Exempt Limited Maturity Bond Fund	99.32%

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622- FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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P N C  F u n d s

P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

●	As Authorized – if you request or authorize the disclosure of the information.

●

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

●

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

www.foreside.com

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

P.O. Box 9795 Providence, RI 02940-9795

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Dorothy A. Berry, L. White Matthews III and Stephen M. Todd is each qualified to serve as an Audit Committee financial expert serving on its Audit Committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the Registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $693,498 and $764,251 for the fiscal years ended May 31, 2017 and 2016, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2017 and 2016, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2017 and 2016, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $28,157 and $26,869 for the fiscal years ended May 31, 2017 and 2016, respectively. The fees are associated with the review of certain funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of certain funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2017 and 2016, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2017 and 2016, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2017 and 2016, respectively.

(e)(1) Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2017 and 2016, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)

Pursuant to the “Iran Threat Reduction and Syria Human Rights Act of 2012” (the “Act”) please indicate whether the Registered Investment Company or any of its other affiliates has made investments or has engaged in specific activities in Iran within its last fiscal year end. A registered investment company or its affiliates will be required to disclose its activities if it has done the following: (i) knowingly engaged in an activity described in subsection (a) or (b) of Section 5 of the Iran Sanctions Act of 1996; (ii) knowingly engaged in any activity described in subsection (c)(2) of section 104 of the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, or a transaction described in section (d)(l) of that section; (iii) knowingly conducted any transaction or dealing with: (a) any person the property and interests in property of which are blocked pursuant to Executive Order No. 13224; (b) any person the property and interests in property of which are blocked pursuant to Executive Order No. 13382; and (c) any person or entity identified under section 560.304 of title 31, Code of Federal Regulations; or (iv) knowingly conducting any transaction or dealing with any person defined as the “Government of Iran” in 31 CFR 560.304 without specific authorization of a Federal department or agency.

Neither the Registrant nor any of its other affiliates has knowingly made investments or has knowingly engaged in specific activities in Iran within its last fiscal year end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     PNC Funds

By (Signature and Title)* /s/ Jennifer Spratley

                                                 Jennifer Spratley, President

                                                 (principal executive officer)

Date                             7/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jennifer Spratley

                                                 Jennifer Spratley, President

                                                 (principal executive officer)

Date                             7/27/2017

By (Signature and Title)* /s/ John Kernan

                                                 John Kernan, Vice President and Treasurer

                                                 (principal financial officer)

Date                             7/27/2017

* Print the name and title of each signing officer under his or her signature.